As filed with the Securities and Exchange Commission on October 11, 1996
                                                      Registration Nos. 33-48066
                                                                        811-6677

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]
                         POST-EFFECTIVE AMENDMENT NO. 6                      [ ]
                                       AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [ ]
                                 AMENDMENT NO. 7                             [ ]
                        (CHECK APPROPRIATE BOX OR BOXES)

                                   ----------

                        THE PRUDENTIAL INSTITUTIONAL FUND
               (Exact name of registrant as specified in charter)

                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
               (Address of Principal Executive Offices) (Zip Code)

                                   ----------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 824-7513
                                 MARK R. FETTING
                             30 SCRANTON OFFICE PARK
                         MOOSIC, PENNSYLVANIA 18507-1789
                     (Name and Address of Agent for Service)

                                   ----------

                                   COPIES TO:
                            CLIFFORD ALEXANDER, ESQ.
                           KIRKPATRICK & LOCKHART LLP
                         1800 MASSACHUSETTS AVENUE, N.W.
                            WASHINGTON, DC 20036-1800

                                   ----------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

     It is proposed that this filing will become effective (check appropriate box):


     [ ]     immediately upon filing pursuant to paragraph (b)

     [ ]     on February 1, 1996 pursuant to paragraph (b)

     [X]     60 days after filing pursuant to paragraph (a)

     [ ]     on (date) pursuant to paragraph (a) of Rule 485

     [ ]     75 days after filing pursuant to paragraph (a)(ii)

     [ ]     on (date) pursuant to paragraph (a)(ii) of Rule 485.

     If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     THE REGISTRANT HAS ELECTED, PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, TO REGISTER AN INDEFINITE NUMBER OF SHARES. IN ACCORDANCE WITH RULE 24F-2, THE REGISTRANT HAS FILED A NOTICE UNDER SUCH RULE FOR ITS FISCAL YEAR ENDED SEPTEMBER 30, 1995, ON NOVEMBER 15, 1995.

================================================================================

                           CROSS REFERENCE SHEET
                         (AS REQUIRED BY RULE 495)



N-1A Item No.                                Location
------------                                 --------
PART A
Item  1. Cover Page..........................Cover Page
Item  2. Synopsis............................Fund Highlights; Fund Expenses
Item  3. Condensed Financial Information.....Fund Expenses;Financial Highlights;
                                             How the Fund Calculates Performance
Item  4. General Description of Registrant...Cover Page; Fund Highlights;
                                             General Information; How the Fund
                                             Invests
Item  5. Management of the Fund..............Fund Highlights; How the Fund is
                                             Managed
Item 5A. Managements' Discussion of Fund
          Performance........................Financial Highlights
Item  6. Capital Stock and Other Securities..Fund Highlights; How the Fund is
                                             Managed; Taxes, Dividends and
                                             Distributions; General Information
Item  7. Purchase of Securities..............How the Fund is Managed; How the
                                             Fund Values its Shares;
                                             Shareholder Guide
Item  8. Redemption or Repurchase............Shareholder Guide
Item  9. Pending Legal Proceedings...........Not Applicable

PART B

Item 10. Cover Page..........................Cover Page
Item 11. Table of Contents...................Table of Contents
Item 12. General Information and History.....Not Applicable
Item 13. Investment Objectives and Policies..Investment Objective and Policies;
                                             Investment Restrictions
Item 14. Management of the Fund..............Trustees and Officers; Manager and
                                             Advisers
Item 15. Control Persons and Principal
          Holders of Securities..............Trustees and Officers
Item 16. Investment Advisory and Other
          Services...........................Manager and Subadvisors;
                                             Distributor; Custodian, Transfer
                                             and Dividend Disbursing Agent
Item 17. Brokerage Allocation and
          Other Practices....................Portfolio Transactions and
                                             Brokerage
Item 18. Capital Stock and Other Securities..Purchase and Redemption of Fund
                                             Shares
Item 19. Purchase, Redemption and Pricing
          of Securities Being Offered........Purchase and Redemption of Fund
                                             Shares
Item 20. Tax Status..........................Taxes
Item 21. Underwriters........................Distributor
Item 22. Calculation of Performance Data.....Performance and Yield Information
Item 23. Financial Statements................Financial Statements

PART C

      Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

Prudential Active Balanced Fund

--------------------------------------------------------------------------------
PROSPECTUS DATED       , 1996
--------------------------------------------------------------------------------

Prudential Active Balanced Fund (the Fund) is a series of Prudential Dryden Fund, (formerly The Prudential Institutional Fund), (the Company), a diversified, open-end, management investment company. The Fund's investment objective is to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed income securities and money market instruments. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is 21 Prudential Plaza, 751 Broad Street, Newark, NJ 07102-3777, and its telephone number is (800) 225-1852.

THE FUND RESERVES THE RIGHT TO BORROW MONEY FOR TEMPORARY, EXTRAORDINARY OR EMERGENCY PURPOSES AND IN ORDER TO TAKE ADVANTAGE OF INVESTMENT OPPORTUNITIES, WHICH MAY BE CONSIDERED SPECULATIVE DUE TO THE INCREASED COSTS AND EXPENSES INVOLVED.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated , 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------
Investors are advised to read this Prospectus and retain it for future ference.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND HIGHLIGHTS

     The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS PRUDENTIAL ACTIVE BALANCED FUND?

     Prudential Active Balanced Fund is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Company is a diversified, open-end, management investment company.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

     The Fund's investment objective is to seek to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed income securities and money market instruments. The Fund's investments will be actively shifted among these asset classes in order to capitalize on intermediate term (i.e., 12 to 18 months) valuation opportunities and to maximize the Fund's total investment return. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund
Invests--Investment Objective and Policies" at page .

RISK FACTORS AND SPECIAL CHARACTERISTICS

     With respect to the equity portion of the Fund, the Fund invests primarily in common stocks of established companies with growth prospects which are, in the opinion of the Fund's investment adviser, Jennison Associates Capital
Corp. (Jennison), underappreciated by the market. These may include companies that are experiencing important changes in their business structure and management philosophy. The ability of the investment adviser to successfully identify these changes will be an important factor in the Fund's performance record. See "How the Fund Invests--Investment Objective and Policies" at page .

     The Fund may invest up to 15% of its total assets in equity securities and 20% of its total assets in debt securities of foreign issuers. Investing in securities of foreign companies and countries involves certain risks and considerations not typically associated with investments in domestic companies. See "How the Fund Invests--Risk Factors and Special Considerations of Investing in Foreign Securities" at page . The Fund may commit up to 20% of the value of its total assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. See "How the Fund Invests--Investment Objective and Policies--Forward Rolls, Dollar Rolls and Reverse Repurchase Agreements" at page . [The Fund may invest up to 5% of its total assets in non-investment grade debt securities or in unrated securities of comparable quality. Non-investment grade securities are securities rated lower than Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Group and are commonly known as "junk bonds." These securities are considered speculative and are subject to a greater risk of loss of principal and interest than higher rated securities as well as greater price volatility. See "How the Fund Invests--Risk Factors Relating to Investing in Debt Securities Rated Below Investment Grade (Junk Bonds)" at page .] The Fund also may engage in various hedging and return enhancement strategies and invest in derivative securities. See "How the Fund Invests--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page .

WHO MANAGES THE FUND?

     Prudential Mutual Fund Management, LLC (PMF or the Manager), is the manager of the Company and is compensated by the Fund for its services at an annual rate of .65 of 1% of average daily net assets of the Fund. As of September 30, 1996, PMF served as manager or administrator to 60 investment companies, including 38 mutual funds, with aggregate assets of approximately $52 billion. Jennison Associates Capital Corp. (Jennison, the Subadviser or the investment adviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page and "How the Fund is Managed--Subadviser" at page .

WHO DISTRIBUTES THE FUND'S SHARES?

     Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares. Prudential Securities is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. Prudential Securities incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Company, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor"at page .

WHAT IS THE MINIMUM INVESTMENT?

     The minimum initial investment is $1,000 per class for Class A and Class B shares and $5,000 for Class C shares. There is no minimum initial investment requirement for investors who qualify to purchase Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares for which there is no such minimum. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page and "Shareholder Guide--Shareholder Services" at page .

HOW DO I PURCHASE SHARES?

     You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or(ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. [Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares.] See "How the Fund Values its Shares" at page and "Shareholder Guide--How to Buy Shares of the Fund" at page .

WHAT ARE MY PURCHASE ALTERNATIVES?

     The Fund offers four classes of shares:

  o Class A Shares: Sold with an initial sales charge of up to 5% of the offering price.

  o Class B Shares: Sold  without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

  o Class C Shares: Sold without an initial sales chargebut, for one year after purchase, are subject to a CDSC of 1% on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

  o Class Z Shares: Sold without an initial or contingent deferred sales charge to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution-related expenses.

See "Shareholder Guide--Alternative Purchase Plan" at page .

HOW DO I SELL MY SHARES?

     You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their Class Z shares. See "Shareholder Guide--How to Sell Your Shares" at page .

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

     The Fund expects to pay dividends of net investment income, if any, and distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page .

                                                  FUND EXPENSES


                                                                 CLASS A SHARES   CLASS B SHARES     CLASS C SHARES  CLASS Z SHARES
                                                                 --------------   --------------     -------------   --------------
SHAREHOLDER TRANSACTION EXPENSES+
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price) ......................         5%              None              None            None

  Maximum Sales Load or Deferred Sales Load
    Imposed on Reinvested Dividends ..........................         None             None             None             None

  Deferred Sales Load (as a percentage of
    original purchase price or redemption proceeds,
      whichever is lower) ....................................        None     5% during the first   1% on redemptions    None
                                                                               year, decreasing by   made within one
                                                                               1% annually to 1%     year of purchase
                                                                               to 1% in the fifth
                                                                               and sixt years and
                                                                               0% the seventh year*

  Redemption Fees ............................................         None             None             None             None
  Exchange Fee ...............................................         None             None             None             None

                                                                  CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS Z SHARES
ANNUAL FUND OPERATING EXPENSES                                    --------------   --------------   --------------   --------------
(as a percentage of average net assets)
  Management Fees ............................................         .65%             .65%              .65%             .65%
  12b-1 Fees (After Reduction) ...............................         .25%++          1.00%             1.00%            None
  Other Expenses .............................................         .24%             .24%              .24%             .24%
                                                                      ----             ----              ----             ----
  Total Fund Operating Expenses
    (After Reduction) ........................................        1.14%            1.89%             1.89%             .89%
                                                                      ====             ====              ====             ====
                                                                                                    1        3        5       10
EXAMPLE                                                                                            YEAR    YEARS    YEARS    YEARS
                                                                                                   ----    -----    -----    -----
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
    Class A ......................................................................................  $61     $84     $110     $182
    Class B ......................................................................................  $69     $89     $112     $192
    Class C ......................................................................................  $29     $59     $102     $221
    Class Z ......................................................................................  $ 9     $28     $ 49     $110
You would pay the following expenses on the same investment, assuming no redemption:
    Class A ......................................................................................  $61     $84     $110     $182
    Class B ......................................................................................  $19     $59     $102     $192
    Class C ......................................................................................  $19     $59     $102     $221
    Class Z ......................................................................................  $ 9     $28     $ 49     $110

The above example is based on restated data for the Fund's fiscal year ended September 30, 1996 which would be expected to have been incurred if the Fund operated in accordance with the new fee and operating expense arrangements which will go into effect subsequent to October 30, 1996. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of this table is to assist investors in understanding the various types of costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes estimated operating expenses of the Fund for the fiscal year ended September 30, 1996, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian (domestic and foreign) fees (but excludes foreign withholding taxes).

---------------
 *   Class B shares will  automatically  convert to Class A shares approximately  seven years after purchase. See "Shareholder Guide--
     Conversion Feature--Class B Shares."

**   Prior to October 30, 1996, the Fund had one class of whares which  became
     Class Z shares effective October 30, 1996.

 +   Pursuant to rules of the National Association of Securities Dealers,
     Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges (12b-1 fees) on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This
     6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term Class B and Class C shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

++   Although the Class A Distribution and Service Plan provides that the
     Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Fund so as not to exceed .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1997. See
     "How the Fund is Managed--Distributor." Total Fund Operating Expenses would be 1.19% absent this limitation with respect to Class A shares.

                                       5

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS Z SHARES)

     The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide -- Shareholder Services -- Reports to Shareholders." During these periods, no Class A, B or C shares were outstanding

                                                                                                         January 4,
                                                                 Six months           Year Ended          1993(A)
                                                                    ended            September 30,        through
                                                                  March 31,      --------------------    September
                                                                    1996           1995        1994       30, 1993
                                                                 ----------      --------     -------    ---------
                                                                (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .........................   $  12.46        $  10.92     $ 11.05     $ 10.00
                                                                 --------        --------     -------     -------
INCOME FROM INVESTMENT OPERATIONS

Net investment income(b) .....................................        .19             .33         .24         .21
Net realized and unrealized gain (loss) on investment
  and foreign currency transactions ..........................        .48            1.54        (.12)        .84
                                                                 --------        --------     -------     -------
    Total from investment operations .........................        .67            1.87         .12        1.05
                                                                 --------        --------     -------     -------
LESS DISTRIBUTIONS:

Dividends from net investment income .........................       (.37)           (.29)       (.14)       --
Distributions from net realized income .......................       (.18)           (.04)       (.11)       --
                                                                 --------        --------     -------     -------
  Total distributions ........................................       (.55)           (.33)       (.25)       --
                                                                 --------        --------     -------     -------
Net asset value, end of period ...............................   $  12.58        $  12.46     $ 10.92     $ 11.05
                                                                 --------        --------     -------     -------
TOTAL RETURN(D): .............................................       5.51%          17.66%       1.07%      10.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ..............................   $142,688        $133,352     $81,176     $38,786
Average net assets (000) .....................................   $137,861        $104,821     $58,992     $12,815

Ratios to average net assets(b):
  Expenses ...................................................       1.00%(c)        1.00%       1.00%       1.00%(c)
  Net investment income ......................................       3.07%(c)        3.53%       3.06%       2.68%(c)
Portfolio turnover rate ......................................         21%             30%         40%         47%
 Average commission rate per share ...........................   $ 0.0650             N/A        N/A         N/A

-----------
(a) Commencement of investment operations.

(b) Net of expense subsidy.

(c) Annualized.

(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and other distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.

                                       6

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

     THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK TO ACHIEVE TOTAL RETURNS APPROACHING EQUITY RETURNS, WHILE ACCEPTING LESS RISK THAN AN ALL-EQUITY PORTFOLIO, THROUGH AN ACTIVELY-MANAGED PORTFOLIO OF EQUITY SECURITIES, FIXED INCOME SECURITIES, AND MONEY MARKET INSTRUMENTS. THERE CAN BE NO ASSURANCE THAT THE FUND'S OBJECTIVE WILL BE ACHIEVED. See "Investment Objectives and Policies" in the Statement of Additional Information.

     Jennison, the Subadviser to the Fund, uses the following ranges as the normal operating parameters for the securities to be purchased by the Fund: (i) 40-75% of the total assets of the Fund will be invested in common stocks, preferred stocks and other equity-related securities; (ii) 25-60% of the total assets of the Fund will be invested in investment grade fixed income securities; and (iii) 0-35% of the total assets of the Fund will be invested in money market instruments. Within these parameters, at least 25% of the Fund's total assets will be invested in fixed income senior securities.

     The Active Balanced Fund's investments will be actively shifted among these asset classes in order to capitalize on intermediate term (i.e., 12 to 18 months) valuation opportunities and to maximize the Fund's total investment return. The equity component of this Fund will be invested in the common stocks, preferred stocks and other equity-related securities of companies that are expected to generate superior earnings growth or are attractively valued. The fixed income component of this Fund will be invested primarily in fixed income securities rated A or better by Moody's Investors Service, Inc. (Moody's) or Standard & Poors Ratings Group (S&P Ratings) or, if not rated, determined by Jennison to be of comparable quality to securities so rated. However, the Fund also may invest up to 20% of the fixed income portion of its portfolio in securities rated Baa/BBB (or the equivalent rating of another nationally recognized statistical ratings organization (NRSRO)) or, if not rated, determined by Jennison to be of comparable quality to securities so rated. The weighted average maturity of the fixed income component of the Fund will normally be between 5 and 25 years.

     Under normal market conditions at least 65% of the value of the Fund's total assets will be invested according to the above allocations. Within these allocations, the Fund's assets may be invested as follows: (i) up to 15% of the Fund's total assets, in common stocks, preferred stocks and other equity-related securities of foreign issuers; (ii) up to 20% of the Fund's total assets, in investment grade fixed income securities of foreign issuers; (iii) in mortgage-backed securities; (iv) in custodial receipts and asset-backed securities; and (v) in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

     In order to invest uncommitted cash balances, to maintain liquidity to meet redemptions, or for hedging or incidental return enhancement, the Fund may: (i) enter into repurchase agreements, when-issued, delayed delivery and forward commitment transactions; (ii) lend its portfolio securities; (iii) purchase and sell put and call options on securities, stock indices and interest rate indices; (iv) purchase and sell futures contracts on stock indices and interest rate indices and options thereon and (v) purchase and sell futures contracts on securities.

     The Fund also may: (i) purchase and sell currency spot contracts; (ii) purchase and sell currency futures contracts and currency forward contracts; and
(iii) purchase and sell put and call options on currencies and on foreign currency futures contracts in each case to attempt to reduce risks associated with currency fluctuations.

     The Fund reserves the right as a defensive measure to hold temporarily other types of securities without limit, including high quality commercial paper, bankers' acceptances, non-convertible debt securities (corporate and government) or government and high quality money market securities of U.S. and non-U.S. issuers, or cash (foreign currencies or U.S. dollars), in such proportions as, in the opinion of Jennison, prevailing market, economic or political conditions warrant. The Fund may also temporarily hold cash and invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs. See "Other Investments and Policies" below.

     THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND THEREFORE MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 (THE INVESTMENT COMPANY ACT). INVESTMENT POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF TRUSTEES.

U.S. GOVERNMENT SECURITIES

     The Fund may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency. See "Investment Objectives and Policies--Other Investments and Policies--U.S. Government Securities" in the Statement of Additional Information.

CORPORATE AND OTHER DEBT OBLIGATIONS

     The Fund may invest in investment grade corporate and other debt obligations of domestic and foreign issuers, including convertible securities and money market instruments. See "Money Market Instruments" below. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Investment grade debt securities are rated within the four highest quality grades as determined by Moody's (currently Aaa, Aa, A and Baa for bonds), or S&P Ratings (currently AAA, AA, A and BBB for bonds), or by another NRSRO or, in unrated securities which are of equivalent quality in the opinion of Jennison. Securities rated Baa by Moody's, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. Such lower rated securities are subject to a greater risk of loss of principal and interest.

     NON-INVESTMENT GRADE FIXED INCOME SECURITIES

     Up to 5% of the total assets of the Fund may be invested in non-investment grade fixed income securities, including convertible securities. See "Convertible Securities, Warrants and Rights" below. Non-investment grade fixed-income securities (those rated below Baa by Moody's or BBB by S&P Ratings or comparably rated by another NRSRO or unrated securities determined by Jennison to be of comparable quality) have speculative characteristics (including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market). Because these securities have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for these securities and adversely affect the value of these securities and the ability of issuers to repay principal and interest. See "Risk Factors Relating to Investing in Debt Securities Rated Below Investment Grade (Junk Bonds)" below.

     EQUITY-RELATED SECURITIES

     The Fund may invest in equity-related securities. Equity-related securities are common stocks, preferred stocks, rights, warrants and debt securities or preferred stocks which are convertible or exchangeable for common stocks or preferred stocks. See "Convertible Securities, Warrants and Rights" below.

     CONVERTIBLE SECURITIES, WARRANTS AND RIGHTS

     A convertible security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity securities of the same or a different issuer within a particular period of time at a specified price or formula. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. See "Risk Factors Relating to Investing in Debt Securities Rated Below Investment Grade (Junk Bonds)" below.

     In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. The Fund may invest in these types of convertible securities.

SECURITIES OF FOREIGN ISSUERS

     The Fund may invest a portion of its assets in fixed income securities and equity securities of foreign issuers (denominated in either U.S. or foreign currency). The Fund may purchase american depository receipts (ADRs), which are U.S. dollar-denominated certificates issued by a bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to comparable auditing accounting and financial reporting standards as domestic issuers.

     FORWARD ROLLS, DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

     The Fund may commit up to 20% of the value of its total assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. A forward roll is a transaction in which the Fund sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase the same or similar security from the institution at a later date at an agreed upon price. With respect to mortgage-related securities, such transactions are often called "dollar rolls." In dollar roll transactions, the mortgage-related securities that are repurchased will bear the same coupon rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the roll period, the Fund forgoes principal and interest paid on the securities and is compensated by the difference between the current sales price and the forward price for the future purchase as well as by interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

     Reverse repurchase agreements involve sales by a Fund of portfolio securities to a financial institution concurrently with an agreement by that Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

     Reverse repurchase agreements, forward rolls and dollar rolls involve the risk that the market value of the securities purchased by the Fund with the proceeds of the initial sale may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement, forward roll or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligations to repurchase the securities. The staff of the Securities and Exchange Commission
(SEC) has taken the position that reverse repurchase agreements, forward rolls and dollar rolls are to be treated as borrowings. The Company expects that under normal conditions most of the borrowings of the Fund will consist of such investment techniques rather than bank borrowings. See "Other Investments and Policies--Borrowing" below.

     CUSTODIAL RECEIPTS

     The Fund may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, or instrumentalities. The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities but are not U.S. Government securities and are neither insured nor guaranteed by the U.S. Government.

     MORTGAGE-BACKED SECURITIES

     Mortgage-backed securities represent interests in pools of mortgages. Principal and interest payments made on the mortgages in the pools are passed through to the holder of such securities. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government, or guaranteed by agencies or instrumentalities of the U.S. Government. Mortgage-backed securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

     Mortgage-backed securities include collateralized mortgage obligations
(CMOs), which are obligations fully collateralized by the portfolio of mortgaged or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMO as they are received, although certain classes of CMOs have priority over others for receipt of mortgage pre-payments. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (referred to below as Underlying Assets).

     CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special-purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC).

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Underlying Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Underlying Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance compared to prevailing market yields on mortgage-backed securities.

     Unscheduled or early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

     ASSET-BACKED SECURITIES

     The Fund may purchase asset-backed securities that represent either fractional interests or participations in pools of leases, retail installment loans, or revolving credit receivables held by a trust or limited purpose finance subsidiary. Such asset-backed securities may be secured by the underlying assets (such as certificates for automobile receivables or may be unsecured (such as credit card receivable securities). Depending on the structure of the asset-backed security, monthly or quarterly payments of principal and interest or interest only are passed-through or paid through to certificate holders. Asset-backed securities may be guaranteed up to certain amounts by guarantees, insurance, or letters of credit issued by a financial institution affiliated or unaffiliated with the originator of the pool.

     Underlying automobile sales contracts and credit card receivables are, of course, subject to prepayment (although to a lesser degree than mortgage pass-through securities), which may shorten the securities' weighted average life and reduce their overall return to certificate holders. On the other hand, asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities often do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold.

     Unlike traditional fixed income securities, interest and principal payments on asset-backed securities are made more frequently, usually monthly, and principal may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Certificate holders may also experience delays in payment if the full amounts due on underlying loans, leases, or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, the Fund may invest in other asset-backed securities that may be developed in the future.

     TYPES OF CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and
(ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

     LIQUIDITY PUTS

     The Fund may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "liquidity put" or a "tender option bond."

     MONEY MARKET INSTRUMENTS

     The Fund may invest in high quality money market instruments, including commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Fund may invest in money market instruments without limit for temporary defensive and cash management purposes. To the extent the Fund otherwise invests in money market instruments, it is subject to the limitations described above.

OTHER INVESTMENTS AND POLICIES

     BORROWING

     The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks or through forward rolls, dollar rolls or reverse repurchase agreements for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets. See "Investment Objectives and Policies--Other Investments and Policies--Borrowing" in the Statement of Additional Information.

     ILLIQUID SECURITIES

     The Fund may hold up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The Fund intends to comply with any applicable state blue sky laws restricting the Fund's investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     [The staff of the SEC has taken the position that purchased over-the-counter (OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the securities used as "cover" as liquid. The Fund will also treat non-U.S. Government IOs and POs as illiquid so long as the staff of the SEC maintains its position that such securities are illiquid. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.]

     REPURCHASE AGREEMENTS

     The Fund will enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. The Fund may participate in a joint repurchase account managed by The Prudential Investment Corporation (PIC). See "Investment Objectives and Policies--Other Investments and Policies--Repurchase Agreements" in the Statement of Additional Information.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase or sell securities (including equity securities) on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place a month or more in the future in order to secure what is considered to be an advantageous price and/or yield to the Fund at the time of entering into the transaction. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund's Custodian will maintain, in a segregated account of the Fund, cash, equity securities or other liquid unencumbered assets, marked to market daily having a value equal to or greater than the Fund's purchase commitments. Subject to this requirement, the Fund may purchase securities on such basis without limit. See "Investment Objectives and Policies--Other Investments and Policies--When-Issued and Delayed Delivery Securities" in the Statement of Additional Information.

     SECURITIES LENDING

     The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are maintained in a segregated account pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. As a matter of fundamental policy, the Fund cannot lend more than 30% of the value of its total assets. See "Investment Objectives and Policies--Other Investments and Policies--Securities Lending" in the Statement of Additional Information. The Fund may pay reasonable administration and custodial fees in connection with a loan.

     SEGREGATED ACCOUNTS. The Fund will establish a segregated account with its Custodian, State Street Bank and Trust Company, in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions, including forward contracts, when-issued and delayed delivery securities, repurchase and reverse repurchase agreements, forward rolls, dollar rolls, futures contracts, written options and options on futures contracts (unless otherwise covered). The assets deposited in the segregated account will be marked-to-market daily.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN SECURITIES

     FOREIGN SECURITIES INVOLVE CERTAIN RISKS, WHICH SHOULD BE CONSIDERED CAREFULLY BY AN INVESTOR IN THE FUND. THESE RISKS INCLUDE POLITICAL OR ECONOMIC INSTABILITY IN THE COUNTRY OF THE ISSUER, THE DIFFICULTY OF PREDICTING INTERNATIONAL TRADE PATTERNS, THE POSSIBLE IMPOSITION OF EXCHANGE CONTROLS
AND THE RISK OF CURRENCY FLUCTUATIONS. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment.

     ADDITIONAL COSTS COULD BE INCURRED IN CONNECTION WITH THE FUND'S INTERNATIONAL INVESTMENT ACTIVITIES. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costsas well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

     If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. The Fund may, but need not, enter into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

     [SHAREHOLDERS SHOULD BE AWARE THAT INVESTING IN THE EQUITY MARKETS OF DEVELOPING COUNTRIES INVOLVES EXPOSURE TO ECONOMIES THAT ARE GENERALLY LESS DIVERSE AND MATURE, AND TO POLITICAL SYSTEMS WHICH CAN BE EXPECTED TO HAVE LESS STABILITY THAN THOSE OF DEVELOPED COUNTRIES. HISTORICAL EXPERIENCE INDICATES THAT THE MARKETS OF DEVELOPING COUNTRIES HAVE BEEN MORE VOLATILE THAN THE MARKETS OF DEVELOPED COUNTRIES. THE RISKS ASSOCIATED WITH INVESTMENTS IN FOREIGN SECURITIES, DESCRIBED ABOVE, MAY BE GREATER WITH RESPECT TO INVESTMENTS IN DEVELOPING COUNTRIES.]

RISK FACTORS RELATING TO INVESTING IN DEBT SECURITIES RATED BELOW INVESTMENT
 GRADE (JUNK BONDS)

     The Fund may invest up to 5% of its total assets in non-investment grade debt securities, including convertible securities. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield or high risk) securities (commonly referred to as junk bonds) are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Subadviser considers both credit risk and market risk in making investment decisions for the Fund.

     Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Subadviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices in calculating the Fund's net asset value.

     Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the debt portion of its portfolio and increasing the exposure of the Fund to the risks of high yield securities.

     From time to time, federal laws have been enacted which have required the divestiture by companies of their investments in high yield bonds and have limited the deductibility of interest by certain corporate issuers of high yield bonds. These types of laws could adversely affect the Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. There is currently no legislation pending that would adversely impact the market for junk bonds. However, there can be no assurance that such legislation will not be proposed or enacted in the future.

     HEDGING AND RETURN ENHANCEMENT STRATEGIES

     THE FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS [AND TO ATTEMPT TO ENHANCE RETURN.] These strategies currently include the use of derivatives, such as options, forward currency exchange contracts and futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objectives and Policies" and "Taxes" in the Statement of Additional Information. Jennison does not intend to buy all of these instruments or use all of these strategies to the full extent permitted unless it believes that doing so will help the Fund achieve its objective. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

     OPTIONS TRANSACTIONS

     THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON ANY SECURITIES IN WHICH IT MAY INVEST OR OPTIONS ON ANY SECURITIES INDEX BASED ON SECURITIES IN WHICH THE FUND MAY INVEST. THESE OPTIONS ARE TRADED ON U.S. OR FOREIGN SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO HEDGE ITS PORTFOLIO. The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objectives and Policies--Other Investments and Policies--Options on Securities and Securities Indices" in the Statement of Additional Information.

     A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES, SECURITIES IN THE INDEX OR CURRENCY SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

     A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

     THE FUND WILL WRITE ONLY "COVERED" OPTIONS. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or currency or maintains cash, equity securities or other liquid, unencumbered assets, marked to market daily with a value sufficient to cover its obligations. See "Investment Objectives and Policies--Other Investments and Policies--Options on Securities and Securities Indices" in the Statement of Additional Information. There is no limitation on the amount of call options the Fund may write. [The Fund has undertaken with certain state securities commissions that, so long as shares of the Fund are registered in those states, it will not (a) write puts having aggregate exercise prices greater than 25% of total net assets, (b) invest more than 10% of its total assets in puts and calls, or (c) purchase (i) put options on stocks not held in its portfolio, (ii) put options on stock indices or foreign currencies or (iii) call options on stock, stock indices or foreign currencies if, after any such purchase, the aggregate premiums paid for such options would exceed 10% of the Fund's total assets; provided, however, that the Fund may purchase put options on stocks held by the Fund if after such purchase the aggregate premiums paid for such options do not exceed 20% of the Fund's total assets. The aggregate value of the securities underlying call options and the obligations underlying put options (as of the date the options are sold) will not exceed 25% of the Fund's net assets.]

     [The Fund would normally purchase put options to hedge against a decline in the market value of securities in its portfolio (protective puts). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price, upon exercise of the option, during the option period. Gains and losses on the purchase of protective puts would tend to be offset by countervailing changes in the value of underlying Fund securities. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to cover the premium and transaction costs; otherwise, the Fund would realize a loss on the purchase of the put option. The Fund may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value.

     The Fund may purchase and sell put and call options on securities indices for hedging against a decline in the value of the securities owned by the Fund or against an increase in the market value of the type of securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. When purchasing or selling securities index options, the Fund is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because the Fund's investments generally will not match the composition of the index. See "Investment Objectives and Policies--Other Investments and Policies--Options on Securities and Securities Indices" and "Taxes" in the Statement of Additional Information.]

     FUTURES CONTRACTS AND OPTIONS THEREON

     THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). These futures contracts and related options will be on securities, securities indices, interest rate indices and foreign currencies. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund may purchase and sell futures contracts or related options as a hedge against changes in market conditions.

     The Fund may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the liquidation value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (i.e., to reduce certain risks of its investments). The value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

     Futures contracts and related options are generally subject to segregation and coverage requirements of the CFTC or the SEC. If the Fund does not hold the security or currency underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked to market daily, in an amount at least equal to the Fund's obligations with respect to such futures contracts.

     THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the movements in the index or price of the currencies underlying the futures contract is imperfect and there is a risk that the value of the indices or currencies underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

     The Fund's ability to enter into futures contracts and options thereon is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Investment Objectives and Policies" and "Taxes" in the Statement of Additional Information.

     FORWARD CURRENCY EXCHANGE CONTRACTS

     THE FUND MAY ENTER INTO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO PROTECT THE VALUE OF ITS ASSETS AGAINST FUTURE CHANGES IN THE LEVEL OF CURRENCY EXCHANGE RATES AND MAY PURCHASE AND SELL FOREIGN CURRENCY FORWARD CONTRACTS, FUTURES CONTRACTS ON FOREIGN CURRENCY, AND OPTIONS ON FUTURES CONTRACTS ON FOREIGN CURRENCY TO PROTECT AGAINST THE EFFECT OF ADVERSE CHANGES ON FOREIGN CURRENCIES. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. These contracts are traded in the market conducted directly between currency traders (typically large commercial banks) and their customers. See "Investment Objectives and Policies--Other Investments and Policies-Foreign Currency Forward Contracts, Options and Futures Transactions" in the Statement of Additional Information.

     THE FUND'S DEALINGS IN FORWARD CONTRACTS WILL BE LIMITED TO HEDGING INVOLVING EITHER SPECIFIC TRANSACTIONS OR PORTFOLIO POSITIONS. When the Fund invests in foreign securities, it may enter into forward contracts in several circumstances to protect the value of its assets. The Fund may not use forward contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts in order to generate income, although the use of such contracts may incidentally generate income. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged. See "Investment Objectives and Policies--[Risks Related to Forward Foreign Currency Exchange Contracts]" in the Statement of Additional Information.

     RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

     PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. If the Subadviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the Subadviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes" in the Statement of Additional Information.

     The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if the investment adviser believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     INVESTMENT RESTRICTIONS

     The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                             HOW THE FUND IS MANAGED

     THE COMPANY HAS A BOARD OF TRUSTEES WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

     For the fiscal year ended September 30, 1996, total expenses as a percentage of average net assets were 1.00% for Class Z shares. No Class A, Class B or Class C shares of the Fund were outstanding during this period.

MANAGER

     PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE COMPANY AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .65 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. It was established as a New York limited liability company in 1996. See "Manager" in the Statement of Additional Information. Prior to October 30, 1996, the Manager of the Fund was Prudential Institutional Fund Management, Inc. It was compensated for its services at an annual rate of .70 of 1% of the Fund's average daily net assets.

     As of September 30, 1996, PMF served as the manager to 37 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $52 billion.

     Under the Management Agreement with the Company, PMF manages the investment operations of the Fund and also administers the Company's business affairs. See "Manager" in the Statement of Additional Information.

SUBADVISERS

     JENNISON ASSOCIATES CAPITAL CORP. (JENNISON OR THE SUBADVISER), 466 LEXINGTON AVENUE, NEW YORK, NEW YORK, 10017, IS THE SUBADVISER TO THE COMPANY. It was incorporated in 1969 under the laws of the State of New York. As of September 30, 1996, Jennison had over [$30.8] billion in assets under management for institutional and mutual fund clients.

     PURSUANT TO A SUBADVISORY AGREEMENT WITH PMF, JENNISON FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS COMPENSATED BY PMF FOR ITS SERVICES AT AN ANNUAL RATE OF .30 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS UP TO AND INCLUDING $300 MILLION AND .25 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS IN EXCESS OF $300 MILLION.

     Under the Subadvisory Agreement, Jennison, subject to the supervision of PMF, is responsible for managing the assets of the Fund in accordance with its investment objective, investment program and policies. Jennison determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund.

     Bradley Goldberg is the portfolio manager of the Fund. Mr. Goldberg is an Executive Vice President and Director of Jennison and is responsible for the day-to-day management of the Fund. Mr. Goldberg has managed the portfolio of the Fund since its inception in January 1993 and has been employed as a portfolio manager with Jennison since 1974.

     The Prudential Investment Corporation, 751 Broad Street, Newark, New Jersey 07102, invests available cash balances for the Fund through a joint repurchase agreement account. The Manager reimburses PIC for the reasonable costs and expenses it incurs in providing such services.

     PMF, Jennison and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

     PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY OWNED SUBSIDIARY OF PRUDENTIAL.

     UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (ALSO THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. PRUDENTIAL SECURITIES ALSO INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS Z SHARES UNDER THE DISTRIBUTION AGREEMENT, NONE OF WHICH IS REIMBURSED BY OR PAID FOR BY THE FUND. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     UNDER THE CLASS A PLAN, THE FUND MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED EXPENSES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1997.

     UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED EXPENSES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of the Class B and Class C shares, respectively, and
(ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

     Distribution expenses attributable to the sale of shares of the Fund will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Company, including a majority of the Trustees who are not "interested persons" of the Company (as defined in the

Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

     The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

     On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

     Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purposes of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

     In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

     For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

     The Company is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

FEE WAIVERS AND SUBSIDY

     PMF may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and expense subsidies will increase the Fund's total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses."

PORTFOLIO TRANSACTIONS

     Prudential Securities may act as a broker or futures commission merchant for the Fund provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company.

     Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

     THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. THE TRUSTEES FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

     Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Trustees. See "Net Asset Value" in the Statement of Additional Information.

     The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See "Net Asset Value" in the Statement of Additional Information.

     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.

                       HOW THE FUND CALCULATES PERFORMANCE

     FROM TIME TO TIME THE FUND MAY ADVERTISE ITS TOTAL RETURN (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The "yield" refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., and other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information will be contained in the Fund's annual and semi-annual reports to shareholders, which will be available without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

     THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE). ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS.

     [The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, the Fund's investments in PFICs are subject to special tax provisions that may result in the taxation of certain gains realized by the Fund. See "Taxes" in the Statement of Additional Information.

     In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes" in the Statement of Additional Information.

     Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If currency fluctuation losses exceed other investment company taxable income during a taxable year, distributions made by the Fund during the year would be characterized as a return of capital to shareholders, reducing the shareholder's basis in his or her Fund shares.]

     The Fund may incur foreign income taxes in connection with some of its foreign investments.

TAXATION OF SHAREHOLDERS

     All dividends out of net investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net long-term capital gains distributed to shareholders will be taxable as such to the shareholder, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income. The maximum long-term capital gains rate for individual shareholders is currently 28% and the maximum tax rate for ordinary income is 39.6%.

     Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, on shares that are held for six months or less, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder.

     The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A or Class Z shares or the exchange of Class A shares for Class Z shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

WITHHOLDING TAXES

     Under U.S. Treasury Regulations, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds, payable on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

     THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND TO MAKE DISTRIBUTIONS OF ANY CAPITAL GAINS IN EXCESS OF NET LONG-TERM CAPITAL LOSSES AT LEAST ANNUALLY. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution and/or service fee charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distribution of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

     DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES, BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE OR SUCH OTHER DATE AS THE BOARD OF TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attn: Account Maintenance Unit, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

     WHEN THE FUND GOES "EX-DIVIDEND," ITS NAV IS REDUCED BY THE AMOUNT OF THE DIVIDEND OR DISTRIBUTION. IF YOU BUY SHARES JUST PRIOR TO THE EX-DIVIDEND DATE (WHICH GENERALLY OCCURS FOUR BUSINESS DAYS PRIOR TO THE RECORD DATE), THE PRICE YOU PAY WILL INCLUDE THE DIVIDEND OR DISTRIBUTION AND A PORTION OF YOUR INVESTMENT WILL BE RETURNED TO YOU AS A TAXABLE DISTRIBUTION. YOU SHOULD, THEREFORE, CONSIDER THE TIMING OF DIVIDENDS WHEN MAKING YOUR PURCHASES.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

     THE COMPANY WAS ESTABLISHED AS A DELAWARE BUSINESS TRUST ON MAY 11, 1992. THE COMPANY IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE PER SHARE, DIVIDED INTO TWO SERIES OR PORTFOLIOS, THE FUND AND PRUDENTIAL STOCK INDEX FUND. THE FUND IS FURTHER DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z. Prudential Stock Index Fund offers one class of shares. Each class of beneficial interest of the Fund represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class (with the exception of Class Z shares) is subject to different sales charges and distribution and/or service fees which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class of the Fund,
(iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." The Company is permitted to issue and sell multiple classes of shares. In accordance with the Company's Declaration of Trust, the Trustees may authorize the creation of additional series of beneficial interest and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

     The Company's expenses generally are allocated between the Fund and the other series of the Company on the basis of relative net assets at the time of allocation, except that expenses directly attributable to the Fund or the other series of the Company are charged to the Fund or the other series, as the case may be.

     The Trustees may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Company's shares do not have cumulative voting rights for the election of Trustees.

     THE COMPANY DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW.THE COMPANY WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OR MORE OF THE COMPANY'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                                SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

     YOU MAY PURCHASE SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC.(PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. PARTICIPANTS IN PROGRAMS SPONSORED BY PRUDENTIAL RETIREMENT SERVICES SHOULD CONTACT THEIR CLIENT REPRESENTATIVE FOR MORE INFORMATION ABOUT CLASS Z SHARES. The offering price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."

     The minimum initial investment is $1,000 per class for Class A and Class B shares and $5,000 for Class C shares. There is no minimum initial investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services."

     Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

     The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares."

     Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

     Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.


     PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Dryden Fund, Prudential Active Balanced Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B, Class C or Class Z shares).

     If you arrange for receipt by State Street of federal funds prior to 4:15 P.M., New York time, on a business day, you may purchase shares of the Fund as of that day.

     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Dryden Fund, Prudential Active Balanced Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

     THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).


                                                         Annual 12B-1 Fees
                                                     (as a % of average daily
                      Sales Charge                          net assets)                       Other Information
                      ------------                   ------------------------                 -----------------

CLASS A     Maximum initial sales charge of 5% of      .30 of 1% (Currently          Initial sales charge waived or reduced
            the public offering price                   being charged at a rate      for certain purchases
                                                        of .25 of 1%)

CLASS B     Maximum contingent deferred sales          1%                            Shares convert to Class A shares
            charge or CDSC of 5% of the lesser of                                    approximately seven years after
            the amount invested or the redemption                                    purchase
            proceeds; declines to zero after six
            years

CLASS C     Maximum CDSC of 1% of the lesser           1%                            Shares do not convert to another class
            of the amount invested or the
            redemption proceeds on redemptions
            made within one year of purchase

CLASS Z     None                                       None                          Sold to a limited group of investors


     The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (with the exception of Class Z shares which are not subject to any distribution or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

     Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

     In selecting a purchase alternative, you should consider, among other things, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund.

     If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class A or Class B shares over Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

     All purchases of $1 million or more, either as part of a single investment or under Rights of Accumulation or Letters of Intent, must be for Class A shares unless the purchaser is eligible to purchase Class Z shares. See "Reduction and Waiver of Initial Sales Charges" below.

CLASS A SHARES

     The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                           Sales Charge As   Sales Charge As   Dealer Concession
                            Percentage of     Percentage of    as Percentage of
                           Offering Price    Amount Invested    Offering Price
                           ---------------   ---------------   -----------------
   Less than $25,000           5.00%              5.26%              4.75%
   $25,000 to $49,999          4.50               4.71               4.25
   $50,000 to $99,999          4.00               4.17               3.75
   $100,000 to $249,999        3.25               3.36               3.00
   $250,000 to $499,999        2.50               2.56               2.40
   $500,000 to $999,999        2.00               2.04               1.90
   $1,000,000 and above        None               None               None

     The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

     In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.

     REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

     Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

     PruArray and SmartPath Plans. Class A shares may be purchased at NAV by certain retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code that participate in the Prudential's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan); provided that the plan has at least $1 million in existing assets or 250 eligible employees or participants. The term "existing assets" for this purpose includes stock issued by a PruArray or SmartPath Plan sponsor, shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund.

     Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray or SmartPath Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

     Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual
Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of
 .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase.

     You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares purchased upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

CLASS B AND CLASS C SHARES

     The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent, Prudential Securities or Prusec. Although there is no sales charge imposed at the time of purchase, redemption of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges." The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

CLASS Z SHARES

     Class Z shares are available for purchase by (i) pension, profit sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program sponsored by Prudential Securities (or one of its affiliates) which includes mutual funds as investment options and for which the Fund is an available option; and (iii) investors who were, or have executed a letter of intent to become, shareholders of any series of the Company on or before one or more series of Company reorganized or who on that date had investments in certain products for which the Company provided exchangeability. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.

HOW TO SELL YOUR SHARES

     YOU CAN REDEEM SHARES OF THE FUND AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

     IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES SIGNED IN THE NAMES(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     IF THE PROCEEDS OF THE REDEMPTION (A) EXCEED $50,000, (B) ARE TO BE PAID TO A PERSON OTHER THAN THE RECORD OWNER, (C) ARE TO BE SENT TO AN ADDRESS OTHER THAN THE ADDRESS ON THE TRANSFER AGENT'S RECORDS, OR (D) ARE TO BE PAID TO A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, THE SIGNATURE(S) ON THE REDEMPTION REQUEST AND ON THE CERTIFICATES, IF ANY, OR STOCK POWER MUST BE GUARANTEED BY AN "ELIGIBLE GUARANTOR INSTITUTION." AN "ELIGIBLE GUARANTOR INSTITUTION" INCLUDES ANY BANK, BROKER, DEALER OR CREDIT UNION. THE TRANSFER AGENT RESERVES THE RIGHT TO REQUEST ADDITIONAL INFORMATION FROM, AND MAKE REASONABLE INQUIRIES OF, ANY ELIGIBLE GUARANTOR INSTITUTION. FOR CLIENTS OF PRUSEC, A SIGNATURE GUARANTEE MAY BE OBTAINED FROM THE AGENCY OR OFFICE MANAGER OF MOST PRUDENTIAL INSURANCE AND FINANCIAL SERVICES OR PRUDENTIAL PREFERRED FINANCIAL SERVICES OFFICES.

     PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

     PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

     REDEMPTION IN KIND. If the Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Company has, however, elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during the 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give any such shareholder 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of redemption. No sales charge will apply to such repurchases. You will receive pro rata credit for any contingent deferred sales charge paid in connection with the redemption of Class B or Class C shares. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised that you are entitled to credit for the contingent deferred sales charge previously paid. Exercise of the repurchase privilege will not affect the federal income tax treatment of any gain realized upon redemption. If the redemption results in a loss, some or all of the loss, depending on the amount reinvested, will not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGES

     Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares purchased through reinvestment of dividends or distributions are not subject to CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges--Class B Shares" below.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of your shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                      Contingent Deferred Sales
                                                       Charge as a Percentage
        Year Since Purchase                            of Dollars Invested or
        Payment Made                                     Redemption Proceeds
        -------------------                           -------------------------

        First ........................................          5.0%
        Second .......................................          4.0%
        Third ........................................          3.0%
        Fourth .......................................          2.0%
        Fifth ........................................          1.0%
        Sixth ........................................          1.0%
        Seventh ......................................          None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results generally in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase, you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination or disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service, i.e., following voluntary or involuntary termination of employment or following retirement. Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan unless such redemptions otherwise qualify as a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

     In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

     You must notify the Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC. The waiver will be granted subject to confirmation of your entitlement.

CONVERSION FEATURE--CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares then in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 or 47.62% multiplied by 200 shares or 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     The conversion feature is subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

     AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE COMPANY AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be that imposed by the fund in which shares are initially purchased and will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

     IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (THE FUND OR ITS AGENTS COULD BE SUBJECT TO LIABILITY IF THEY FAIL TO EMPLOY REASONABLE PROCEDURES.) All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

     The exchange privilege is available only in states where the exchange may legally be made.

     IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

     IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.

     SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares, will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

     Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they join the program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in PSI's 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation of service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at net asset value.

     The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of a size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.

     The Exchange Privilege is not a right and may be suspended, modified or terminated at any time.

SHAREHOLDER SERVICES

     In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

     o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTION WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

     o AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec registered representative or the Transfer Agent directly.

     o TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

     o SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders, which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges." See also "Shareholder Investment Account--Systematic Withdrawal Plan" in the Statement of Additional Information.

     o REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 (toll-free) or by writing to the Fund at 21 Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777. In addition, monthly unaudited financial data are available upon request from the Fund.

     o SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at 21 Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A. at (908) 417-7555 (collect).

     For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY

     Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fundat
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

                               TAXABLE BOND FUNDS

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
 Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
 Income Portfolio
The BlackRock Government Income Trust

                              TAX-EXEMPT BOND FUNDS

Prudential California Municipal Fund
 California Series
 California Income Series
Prudential Municipal Bond Fund
 High Yield Series
 Insured Series
 Intermediate Series
Prudential Municipal Series Fund
 Florida Series
 Hawaii Income Series
 Maryland Series
 Massachusetts Series
 Michigan Series
 New Jersey Series
 New York Series
 North Carolina Series
 Ohio Series
 Pennsylvania Series
Prudential National Municipals Fund, Inc.

                                  GLOBAL FUNDS

Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
 Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
 Global Series
 International Stock Series
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.

                                  EQUITY FUNDS

Prudential Allocation Fund
 Balanced  Portfolio
 Strategy Portfolio
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
 Prudential Active Balanced Fund
 Prudential Stock Index Fund
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
 Prudential Jennison Growth Fund
 Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Companies Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund

                               MONEY MARKET FUNDS

o  Taxable Money Market Funds
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.
o  Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series
o  Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund
o  Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
FUND HIGHLIGHTS .......................................................     2
 Risk Factors and Special Characteristics .............................     2
FUND EXPENSES .........................................................     5
FINANCIAL HIGHLIGHTS ..................................................     6
HOW THE FUND INVESTS ..................................................     7
 Investment Objective and Policies ....................................     7
 Other Investments and Policies .......................................    12
 Risk Factors and Special Considerations of
  Investing in Foreign Securities .....................................    14
 Risk Factors Relating to Investing in Debt
  Securities Rated Below Investment Grade
  (Junk Bonds) ........................................................    14
 Hedging and Return Enhancement Strategies ............................    15
 Investment Restrictions ..............................................    18
HOW THE FUND IS MANAGED ...............................................    19
 Manager ..............................................................    19
 Subadvisers ..........................................................    19
 Distributor ..........................................................    20
 Fee Waivers and Subsidy ..............................................    21
 Portfolio Transactions ...............................................    22
 Custodian and Transfer and
  Dividend Disbursing Agent ...........................................    22
HOW THE FUND VALUES ITS SHARES ........................................    22
HOW THE FUND CALCULATES PERFORMANCE ...................................    22
TAXES, DIVIDENDS AND DISTRIBUTIONS ....................................    23
GENERAL INFORMATION ...................................................    25
 Description of Shares ................................................    25
 Additional Information ...............................................    25
SHAREHOLDER GUIDE .....................................................    26
 How to Buy Shares of the Fund ........................................    26
 Alternative Purchase Plan ............................................    27
 How to Sell Your Shares ..............................................    30
 Conversion Feature--Class B Shares ...................................    33
 How to Exchange Your Shares ..........................................    34
 Shareholder Services .................................................    35
THE PRUDENTIAL MUTUAL FUND FAMILY .....................................   A-1

MF172A

                         Class A:
            CUSIP Nos.:  Class B:

                         Class C:
                         Class Z:



Prudential
Active
Balanced
Fund



                                                                      PROSPECTUS
                                                                          , 1996

Prudential Mutual Funds
 Building Your Future     [LOGO]
  On Our Strength[sm]

PRUDENTIAL STOCK INDEX FUND

--------------------------------------------------------------------------------

PROSPECTUS DATED _________________, 1996

--------------------------------------------------------------------------------

Prudential Stock Index Fund (the Fund) is a series of Prudential Dryden Fund (formerly The Prudential Institutional Fund) (the Company), a diversified, open-end, management investment company. The Fund's investment objective is to seek to provide investment results that correspond to the price and yield performance of Standard & Poor's 500 Composite Stock Price Index (S&P 500). There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is 21 Prudential Plaza, 751 Broad Street, Newark, NJ 07102-3777, and its telephone number is (800) 225-1852.

THE FUND RESERVES THE RIGHT TO BORROW MONEY FOR TEMPORARY, EXTRAORDINARY OR EMERGENCY PURPOSES AND IN ORDER TO TAKE ADVANTAGE OF INVESTMENT
OPPORTUNITIES, WHICH MAY BE CONSIDERED SPECULATIVE DUE TO THE INCREASED COSTS AND EXPENSES INVOLVED.


This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated _____________, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------

Investors are advised to read this Prospectus and retain it for future reference.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND HIGHLIGHTS

     The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS PRUDENTIAL STOCK INDEX FUND?

     Prudential Stock Index Fund is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Company is a diversified, open-end, management investment company.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

     The Fund's investment objective is to seek to provide investment results that correspond to the price and yield performance of Standard & Poor's 500 Composite Stock Price Index. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page .

RISK FACTORS AND SPECIAL CHARACTERISTICS

     The Fund's performance will not precisely correspond to the performance of the S&P 500 Index. The Fund will attempt to achieve a correlation between its performance and that of the S&P 500 Index of at least 0.95, without taking into account expenses. Potential tracking differences, brokerage and other transaction costs and other Fund expenses may cause the Fund's return to be lower then the return of the S&P 500 Index.

     The Fund may also engage in various hedging and return enhancement strategies and invest in derivative securities. See "How the Fund
Invests--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page .

WHO MANAGES THE FUND?

     Prudential Mutual Fund Management LLC (PMF or the Manager), is the manager of the Company and is compensated for its services at an annual rate of .30 of 1% of average daily net assets of the Fund. As of September 30, 1996, PMF served as manager or administrator to 60 investment companies, including 38 mutual funds, with aggregate assets of approximately $52 billion. The Prudential Investment Corportion, (PIC, the Subadviser or the investment adviser) furnishes investment advisory services in connection with the management of the Fund under a bSubadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page and "How the Fund is Managed--Subadviser" at page .

WHO DISTRIBUTES THE FUND'S SHARES?

     Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's shares. Prudential Securities incurs the expense of distributing the Fund's shares under a Distribution Agreement with the Company, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page .

WHAT IS THE MINIMUM INVESTMENT?

     There is no minimum initial or subsequent investment requirement for investors who qualify to purchase shares. See "Shareholder Guide--How to Buy Shares of the Fund" at page and "Shareholder Guide--Shareholder Services" at page .

HOW DO I PURCHASE SHARES?

     You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. Shares of the Fund are offered to a limited group of investors at net asset value without any sales charge. [Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about purchasing shares of the Fund.] See "How The Fund Values its Shares" at page and "Shareholder Guide--How to Buy Shares of the Fund" at page .

WHAT ARE MY PURCHASE ALTERNATIVES?

     The Fund offers one class of shares, sold without an initial or contingent deferred sales charge to a limited group of investors. Shares of the Fund are not subject to any ongoing service or distribution-related expenses.

HOW DO I SELL MY SHARES?

     You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their shares. See "Shareholder Guide--How to Sell Your Shares" at page .

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

     The Fund expects to pay dividends of net investment income, if any, and distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page .

                                  FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES+
   Maximum Sales Load Imposed on Purchases (as a percentage of offering price) .....................................................  None
   Maximum Sales Load or Deferred Sales Load Imposed on Reinvested
     Dividends ...........................................................  None
   Maximum Deferred Sales Load (as a percentage of original
     purchase price or redemption proceeds, whichever is lower) ..........  None
   Redemption Fees .......................................................  None
   Exchange Fee ..........................................................  None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
   Management Fees .......................................................  .30%
   12b-1 Fees ............................................................  None
   Other Expenses ........................................................  .28%
                                                                            ---
   Total Fund Operating Expenses .........................................  .58%
                                                                            ===

                                                        1      3      5     10
EXAMPLE                                                YEAR  YEARS  YEARS  YEARS
                                                       ----  -----  -----  -----
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return             6     19     32     73
  and (2) redemption at the end of each
  time period:

     The above example is based on restated data for the Fund's fiscal year ended September 30, 1996 which would be expected to have been incurred if the Fund operated in accordance with the new fee and operating expense arrangements which will go into effect subsequent to October 30, 1996. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

     The purpose of this table is to assist investors in understanding the various types of costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes estimated operating expenses of the Fund, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)

     The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide -- Shareholder Services -- Reports to Shareholders."


                                                                                                   November 5,
                                                               Six Months       Year Ended           1992(A)
                                                                  Ended        September 30,         Through
                                                                March 31,  --------------------     September
                                                                  1996       1995        1994        30,1993
                                                               ----------    ------      ------      -------
PER SHARE OPERATING PERFORMANCE:                               (Unaudited)
Net asset value, beginning of period ........................    $14.22      $11.27      $11.12       $10.00
                                                                 ------      ------      ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b) ....................................       .12         .23         .26          .23
Net realized and unrealized gain (loss) on investment
  and foreign currency transactions .........................      1.46        2.97         .11          .94
                                                                 ------      ------      ------       ------
    Total from investment operations ........................      1.58        3.20         .37         1.17
                                                                 ------      ------      ------       ------
LESS DISTRIBUTIONS:
Dividends from net investment income ........................      (.28)       (.22)       (.18)        (.05)
Distributions from net realized income ......................      (.57)       (.03)       (.04)         --
                                                                 ------      ------      ------       ------
    Total distributions .....................................      (.85)       (.25)       (.22)        (.05)
                                                                 ------      ------      ------       ------
Net asset value, end of period ..............................    $14.95      $14.22      $11.27       $11.12
                                                                 ======      ======      ======       ======
TOTAL RETURN(D): ............................................     11.44%      29.02%       3.33%       11.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) .............................  $147,085    $101,945     $50,119      $27,142
Average net assets (000) ....................................  $121,227    $ 71,711     $38,098      $18,807
Ratios to average net assets(b):
  Expenses ..................................................       .60%(c)     .60%        .60%         .60%(c)
  Net investment income .....................................      1.91%(c)    2.55%       2.34%        2.41%(c)
Portfolio turnover rate .....................................         1%         11%          2%           1%
Average commission rate per share ...........................  $ 0.0250        N/A         N/A          N/A

-----------

(a) Commencement of investment operations.
(b) Net of expense subsidy.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and other distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

     THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (S & P 500 INDEX). THERE CAN BE NO ASSURANCE THAT THE FUND'S OBJECTIVE WILL BE ACHIEVED. See "Investment Objectives and Policies" in the Statement of Additional Information.

     The Stock Index Fund seeks to provide investment results that correspond to the price and yield performance of the S&P 500 Index. The S&P 500 Index is an unmanaged, market-weighted index of 500 stocks selected by Standard & Poor's Corporation (S&P) on the basis of their market size, liquidity and industry group representation. Inclusion in the S&P 500 Index in no way implies an opinion by S&P as to a stock's attractiveness as an investment. The S&P 500 Index, composed of stocks representing more than 70% of the total market value of all publicly traded U.S. common stocks, is widely regarded as representative of the performance of the U.S. stock market as a whole. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America and its affiliates and subsidiaries. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund. See "Investment Objectives and Policies--Stock Index Fund" in the Statement of Additional Information regarding certain additional disclaimers and limitations of liability on behalf of S&P.

     Traditional methods of security analysis will not be used in connection with the management of the Fund by PIC, the investment adviser for the Fund, in making investment decisions. Instead, PIC will use a passive, indexing approach. To achieve its investment objective, the Fund will purchase equity securities that as a group reflect the price and yield performance of the S&P 500 Index. The Fund intends to purchase all 500 stocks included in the S&P 500 Index in approximately the same proportions as they are represented in the S&P 500 Index. In addition, from time to time adjustments may be made in the Fund's holdings due to changes in the composition of the S&P 500 Index or due to receipt of distributions of securities of companies spun off from S&P 500 companies. The Fund will not adopt a temporary defensive investment posture in times of generally declining market conditions, and investors in the Fund therefore will bear the risk of such market conditions.

     PIC believes that this investment approach will provide an effective method of tracking the performance of the S&P 500 Index. Nevertheless, PIC does not expect that the Fund's performance will precisely correspond to the performance of the S&P 500 Index. The Fund will attempt to achieve a correlation between its performance and that of the S&P 500 Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. PIC will, of course, attempt to minimize any tracking differential (i.e., the statistical measure of the difference between the investment results of the Fund and that of the S&P 500 Index). Tracking will be monitored at least on a monthly basis. All tracking maintenance activities will be reviewed regularly to determine whether any changes in policies or techniques are necessary. However, in addition to potential tracking differences, brokerage and other transaction costs, as well as other Fund expenses, may cause the Fund's return to be lower than the return of the S&P 500 Index. Consequently, there can be no assurance as to how closely the Fund's performance will correspond to the performance of the S&P 500 Index.

     The Fund intends that at least 80% of the value of its total assets will be invested in securities included in the S&P 500 Index. The Fund may invest the balance of its assets in: (i) other equity-related securities; (ii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities;
(iii) put and call options on securities and stock indices; and (iv) futures contracts on stock indices and options thereon.

     Options, futures contracts, and options on futures contracts are used, if at all, primarily to invest uncommitted cash balances, to maintain liquidity to meet redemptions, to facilitate tracking, to reduce transaction costs or to hedge the Fund's portfolio.

     In order to invest uncommitted cash balances, maintain liquidity to meet redemptions, or for incidental return enhancement purposes, the Fund may also
(i) enter into repurchase agreements, when-issued, delayed delivery and forward commitment transactions; and (ii) lend its portfolio securities.

     THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND THEREFORE MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 (THE INVESTMENT COMPANY ACT). INVESTMENT POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF TRUSTEES.

     EQUITY-RELATED SECURITIES

     The Fund may invest in equity-related securities. Equity-related securities are common stocks, preferred stocks, rights, warrants and debt securities or preferred stocks which are convertible or exchangeable for common stocks or preferred stocks. See "Convertible Securities, Warrants and Rights" in the Statement of Additional Information.

     SECURITIES OF FOREIGN ISSUERS

     The Fund may invest a portion of its assets in equity securities of foreign issuers (denominated in U.S. currency). The Fund may purchase american depository receipts (ADRs), which are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to comparable auditing, accounting, and financial reporting standards as domestic issuers.

     U.S. GOVERNMENT SECURITIES

     The Fund may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency. See "Investment Objectives and Policies--Other Investments and Policies--U.S. Government Securities" in the Statement of Additional Information.

MONEY MARKET INSTRUMENTS

     The Fund may invest in high quality money market instruments, including commercial paper of a U.S. or non U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar denominated [or denominated in a foreign currency]. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Fund may invest in money market instruments without limit for temporary defensive and cash management purposes. To the extent the Fund otherwise invests in money market instruments, it is subject to the limitations described above.

OTHER INVESTMENTS AND POLICIES

     BORROWING

     The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks or through forward rolls, dollar rolls or reverse repurchase agreements for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets. See "Investment Objectives and Policies--Other Investments and Policies--Borrowing" in the Statement of Additional Information.

     ILLIQUID SECURITIES

     The Fund may hold up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The Fund intends to comply with any applicable state blue sky laws restricting the Fund's investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     [The staff of the SEC has taken the position that purchased over-the-counter (OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the securities used as "cover" as liquid. The Fund will also treat non-U.S. Government IOs and POs as illiquid so long as the staff of the SEC maintains its position that such securities are illiquid. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.]

     REPURCHASE AGREEMENTS

     The Fund will enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. The Fund may participate in a joint repurchase account managed by PIC. See "Investment Objectives and Policies--Other Investments and Policies--Repurchase Agreements" in the Statement of Additional Information.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase or sell securities (including equity securities) on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and/or yield to the Fund at the time of entering into the transaction. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund's Custodian will maintain, in a segregated account of the Fund, cash, equity securities or other liquid unencumbered assets, marked to market daily having a value equal to or greater than the Fund's purchase commitments. Subject to this requirement, the Fund may purchase securities on such basis without limit. See "Investment Objectives and Policies--Other Investments and Policies--When-Issued and Delayed Delivery Securities" in the Statement of Additional Information.

     SECURITIES LENDING

     The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are maintained in a segregated account pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. As a matter of fundamental policy, the Fund cannot lend more than 30% of the value of its total assets. See "Investment Objectives and Policies--Other Investments and Policies--Securities Lending" in the Statement of Additional Information. The Fund may pay reasonable administration and custodial fees in connection with a loan.

     SEGREGATED ACCOUNTS. The Fund will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions, including forward contracts, when-issued and delayed delivery securities, repurchase agreements, futures contracts, written options and options on futures contracts (unless otherwise covered). The assets deposited in the segregated account will be marked-to-market daily.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

     THE FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. These strategies currently include the use of derivatives, such as options, and futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objectives and Policies" and "Taxes" in the Statement of Additional Information. PIC does not intend to buy all of these instruments or use all of these strategies to the full extent permitted unless it believes that doing so will help the Fund achieve its objective. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

     OPTIONS TRANSACTIONS

     THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON ANY SECURITIES IN WHICH IT MAY INVEST OR OPTIONS ON ANY SECURITIES INDEX BASED ON SECURITIES IN WHICH THE FUND MAY INVEST. THESE OPTIONS ARE TRADED ON U.S. [OR FOREIGN SECURITIES] EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO HEDGE ITS PORTFOLIO. The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objectives and Policies--Other Investments and Policies--Options on Securities and Securities Indices" in the Statement of Additional Information.

     A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES OR SECURITIES IN THE INDEX SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or in excess of the exercise price of the option during the period that the option is open.

     A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

     THE FUND WILL WRITE ONLY "COVERED" OPTIONS. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or maintains cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked to market daily, with a value sufficient to cover its obligations. See "Investment Objectives and Policies--Other Investments and Policies--Options on Securities and Securities Indices" in the Statement of Additional Information. There is no limitation on the amount of call options the Fund may write. [The Fund has undertaken with certain state securities commissions that, so long as shares of the Fund are registered in those states, it will not (a) write puts having aggregate exercise prices greater than 25% of total net assets, (b) invest more than 10% of its total assets in puts and calls, or (c) purchase (i) put options on stocks not held in its portfolio, (ii) put options on stock indices or (iii) call options on stock, stock indices if, after any such purchase, the aggregate premiums paid for such options would exceed 10% of the Fund's total assets; provided, however, that the Fund may purchase put options on stocks held by the Fund if after such purchase the aggregate premiums paid for such options do not exceed 20% of the Fund's total assets. The aggregate value of the securities underlying call options and the obligations underlying put options (as of the date the options are sold) will not exceed 25% of the Fund's net assets.]

     The Fund may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value.

     The Fund may purchase and sell put and call options on securities indices. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. When purchasing or selling securities index options, the Fund is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because the Fund's investments generally will not match the composition of the index. See "Investment Objectives and Policies--Other Investments and Policies--Options on Securities and Securities Indices" and "Taxes" in the Statement of Additional Information.

     FUTURES CONTRACTS AND OPTIONS THEREON

     THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN IN
ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). These futures contracts and related options will be on securities indices. A futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund may purchase and sell futures contracts or related options as a hedge against changes in market conditions.

     The Fund may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the liquidation value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (i.e., to reduce certain risks of its investments). The value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

     Futures contracts and related options are generally subject to segregation and coverage requirements of the CFTC or the SEC. If the Fund does not hold the security underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked to market daily, in an amount at least equal to the Fund's obligations with respect to such futures contracts.

     THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS AND
IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the movements in the index is imperfect and there is a risk that the value of the indices underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

     The Fund's ability to enter into futures contracts and options thereon is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Investment Objectives and Policies" and "Taxes" in the Statement of Additional Information.

     RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

     PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. Risks inherent in the use of options, futures contracts and options on futures contracts include (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (3) the possible absence of a liquid secondary market for any particular instrument at any time; (4) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes" in the Statement of Additional Information.

     The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if the investment adviser believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

INVESTMENT RESTRICTIONS

     The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                             HOW THE FUND IS MANAGED

     THE COMPANY HAS A BOARD OF TRUSTEES WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

     For the fiscal year ended September 30, 1996, total expenses as a percentage of average net assets were 60%.

MANAGER

     PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE COMPANY AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .30 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS.It was established as a New York limited liability company in 1996. See "Manager" in the Statement of Additional Information. Prior to October 30, 1996, the Manager of the Fund was Prudential Institutional Fund Management, Inc. It was compensated for its services at an annual rate of .40% of 1% of the Fund's average daily net assets.

     As of September 30, 1996, PMF served as the manager to 37 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $52 billion.

     Under the Management Agreement with the Company, PMF manages the investment operations of the Fund and also administers the Company's business affairs. See "Manager" in the Statement of Additional Information.

SUBADVISER

     THE PRUDENTIAL INVESTMENT CORPORATION, 751 BROAD STREET, NEWARK, NEW JERSEY 07102, SERVES AS SUBADVISER TO THE FUND.

     PURSUANT TO A SUBADVISORY AGREEMENT WITH PMF, PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE COMPANY AND IS REIMBURSED FOR ALL REASONABLE COSTS AND EXPENSES INCURRED BY PIC.

     Under the Subadvisory Agreement, PIC, subject to the supervision of PMF, is responsible for managing the assets of the Fund in accordance with its investment objective, investment program and policies. PIC determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund.

     Prudential Diversified Investment Strategies (PDI Strategies), a unit of PIC, is responsible for the day-to-day management of the Fund. PDI Strategies employs a team approach to the management of the Fund.

     PMF and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

     PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY OWNED SUBSIDIARY OF PRUDENTIAL.

     UNDER A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (ALSO THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S SHARES, NONE OF WHICH IS REIMBURSED BY OR PAID FOR BY THE FUND. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

     The Manager (or one of its affiliates) may make payments to dealers and other persons which distribute shares of the Fund. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

     On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (NASD) to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

     Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purposes of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

     In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

     For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

     The Company is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

FEE WAIVERS AND SUBSIDY

     PMF may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and expense subsidies will increase the Fund's total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses."

PORTFOLIO TRANSACTIONS

     Prudential Securities may act as a broker or futures commission merchant for the Fund provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company.

     Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

     THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

     Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Trustees. See "Net Asset Value" in the Statement of Additional Information.

     The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See "Net Asset Value" in the Statement of Additional Information.

                       HOW THE FUND CALCULATES PERFORMANCE

     FROM TIME TO TIME THE FUND MAY ADVERTISE ITS TOTAL RETURN (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The "yield" refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., and other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information will be contained in the Fund's annual and semi-annual reports to shareholders, which will be available without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

     THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE). ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS.

     [In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes" in the Statement of Additional Information.]

     TAXATION OF SHAREHOLDERS

     All dividends out of net investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net long-term capital gains distributed to
                                       15
shareholders will be taxable as such to the shareholder, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income. The maximum long-term capital gains rate for individual shareholders is currently 28% and the maximum tax rate for ordinary income is 39.6%.

     Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, on shares that are held for six months or less, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder.

     WITHHOLDING TAXES

     Under U.S. Treasury Regulations, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds, payable on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes" in the Statement of Additional Information.

     DIVIDENDS AND DISTRIBUTIONS

     THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND TO MAKE DISTRIBUTIONS OF ANY CAPITAL GAINS IN EXCESS OF NET LONG-TERM CAPITAL LOSSES AT LEAST ANNUALLY. See "How The Fund Values its Shares"

     DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES, BASED ON THE NAV ON THE RECORD DATE OR SUCH OTHER DATE AS THE BOARD OF TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attn: Account Maintenance Unit, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

     WHEN THE FUND GOES "EX-DIVIDEND," ITS NAV IS REDUCED BY THE AMOUNT OF THE DIVIDEND OR DISTRIBUTION. IF YOU BUY SHARES JUST PRIOR TO THE EX-DIVIDEND DATE (WHICH GENERALLY OCCURS FOUR BUSINESS DAYS PRIOR TO THE RECORD DATE), THE PRICE YOU PAY WILL INCLUDE THE DIVIDEND OR DISTRIBUTION AND A PORTION OF YOUR INVESTMENT WILL BE RETURNED TO YOU AS A TAXABLE DISTRIBUTION. YOU SHOULD, THEREFORE, CONSIDER THE TIMING OF DIVIDENDS WHEN MAKING YOUR PURCHASES.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

     THE COMPANY WAS ESTABLISHED AS A DELAWARE BUSINESS TRUST ON MAY 11, 1992. THE COMPANY IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE PER SHARE, DIVIDED INTO TWO SERIES OR PORTFOLIOS, THE FUND AND PRUDENTIAL ACTIVE BALANCED FUND. THE FUND OFFERS ONE CLASS OF SHARES. The Company is permitted to issue and sell multiple classes of shares. In accordance with the Company's Declaration of Trust, the Trustees may authorize the creation of additional series of beneficial interest and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

     The Company's expenses generally are allocated between the Fund and the other series of the Company on the basis of relative net assets at the time of allocation, except that expenses directly attributable to the Fund or the other series of the Company are charged to the Fund or the other series, as the case may be.

     The Trustees may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." The Company's shares do not have cumulative voting rights for the election of Trustees.

     THE COMPANY DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW.THE COMPANY WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OR MORE OF THE COMPANY'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                                SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

     YOU MAY PURCHASE SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. PARTICIPANTS IN PROGRAMS SPONSORED BY PRUDENTIAL RETIREMENT SERVICES SHOULD CONTACT THEIR CLIENT REPRESENTATIVE FOR MORE INFORMATION ABOUT PURCHASING SHARES OF THE FUND. The offering price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Shares of the Fund are offered to a limited group of investors at net asset value without any sales charge. See "How the Fund Values its Shares."

     There is no minimum or subsequent initial investment requirement for shares of the Fund. See "Shareholder Services."

     Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

     The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares."

     Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

     Transations in Fund shares may be subject to postage and handling charges imposed by your dealer.

     PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Dryden Fund, Prudential Stock Index Fund, specifying on the wire the account number assigned by PMFS and your name.

     If you arrange for receipt by State Street of federal funds prior to 4:15 P.M., New York time, on a business day, you may purchase shares of the Fund as of that day.

     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Dryden Fund, Prudential Stock Index Fund, and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ELIGIBLE PURCHASES

     Shares of the Fund are available for purchase by (i) [pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;] (ii) participants in any fee-based program sponsored by Prudential Securities (or one of its affiliates) which includes mutual funds as investment options and for which the Fund is an available option; (iii) investors who were, or executed a letter of intent to become, shareholders of any series of the Company on or before one or more series of the Company reorganized or who on that date had investments in certain products for which the Company provided exchangeability and (iv) [investors who are purchasing $1 million or more of shares (or who already own $1 million of shares of other PMF Funds), including those described under "Benefit Plans" and "PruArray and SmartPath Plans" below].

     In connection with the sale of shares, the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.

RIGHTS OF ACCUMULATION

     Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine eligibility. See "Purchases and Redemption of Funds Shares" in the Statement of Additional Information.

     [Benefit Plans. Shares of the Fund may be purchased by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) [or 250 eligible employees or participants.] In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), shares may be purchased by participants who are repaying loans made from such plans to the participant.

     PruArray and SmartPath Plans. Shares of the Fund may be purchased by certain retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code that participate in the Prudential's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan); provided that the plan has at least $1 million in existing assets [or 250 eligible employees or participants.] The term "existing assets" for this purpose includes stock issued by a PruArray or SmartPath Plan sponsor, shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund.]

     [Other Waivers. In addition, shares of the Fund may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons:
(a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of
 .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase.]

HOW TO SELL YOUR SHARES

     YOU CAN REDEEM SHARES OF THE FUND AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. See "How the Fund Values its Shares."

     IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES SIGNED IN THE NAMES(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices.

     PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

     PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

     REDEMPTION IN KIND. If the Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Company has, however, elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during the 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give any such shareholder 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.

HOW TO EXCHANGE YOUR SHARES

     [AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE COMPANY AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. SHARES OF THE FUND MAY BE EXCHANGED FOR CLASS Z SHARES OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.]

     IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (THE FUND OR ITS AGENTS COULD BE SUBJECT TO LIABILITY IF THEY FAIL TO EMPLOY REASONABLE PROCEDURES.) All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

     The exchange privilege is available only in states where the exchange may legally be made.

     IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

     IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.

     The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of a size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.

     The Exchange Privilege is not a right and may be suspended, modified or terminated at any time.

SHAREHOLDER SERVICES

     In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

     o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTION. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

     o TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from

Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

     o SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders, which provides for monthly or quarterly checks. See also "Shareholder Investment Account--Systematic Withdrawal Plan" in the Statement of Additional Information.

     o REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 (toll-free) or by writing to the Fund at 21 Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777. In addition, monthly unaudited financial data are available upon request from the Fund.

     o SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at 21 Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A. at (908) 417-7555 (collect).

     For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                      THE PRUDENTIAL MUTUAL FUND FAMILY

     Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fundat
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

                               TAXABLE BOND FUNDS

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
 Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
 Income Portfolio
The BlackRock Government Income Trust

                            TAXABLE-EXEMPT BOND FUNDS

Prudential California Municipal Fund
 California Series
 California Income Series
Prudential Municipal Bond Fund
 High Yield Series
 Insured Series
 Intermediate  Series
Prudential Municipal Series Fund
 Florida Series
 Hawaii Income Series
 Maryland Series
 Massachusetts Series
 Michigan Series
 New Jersey Series
 New York Series
 North Carolina Series
 Ohio Series
 Pennsylvania Series
Prudential National Municipals Fund, Inc.

                                  GLOBAL FUNDS

Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
 Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
 Global Series
 International Stock Series
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.

                                  EQUITY FUNDS

Prudential Allocation Fund
 Balanced  Portfolio
 Strategy Portfolio
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
 Prudential Active Balanced Fund
 Prudential Stock Index Fund
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
 Prudential Jennison Growth Fund
 Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Companies Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund

                               MONEY MARKET FUNDS

o  Taxable Money Market Funds
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.
o  Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series
o  Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund
o  Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
FUND HIGHLIGHTS ........................................................    2
 Risk Factors and Special Characteristics ..............................    2
FUND EXPENSES ..........................................................    4
FINANCIAL HIGHLIGHTS ...................................................    5
HOW THE FUND INVESTS ...................................................    6
 Investment Objective and Policies .....................................    6
 Other Investments and Policies ........................................    8
 Hedging and Return Enhancement Strategies .............................    9
 Investment Restrictions ...............................................   12
HOW THE FUND IS MANAGED ................................................   12
 Manager ...............................................................   12
 Subadviser ............................................................   12
 Distributor ...........................................................   13
 Fee Waivers and Subsidy ...............................................   14
 Portfolio Transactions ................................................   14
 Custodian and Transfer and
  Dividend Disbursing Agent ............................................   14
HOW THE FUND VALUES ITS SHARES .........................................   14
HOW THE FUND CALCULATES PERFORMANCE ....................................   15
TAXES, DIVIDENDS AND DISTRIBUTIONS .....................................   15
GENERAL INFORMATION ....................................................   17
 Description of Shares .................................................   17
 Additional Information ................................................   17
SHAREHOLDER GUIDE ......................................................   17
 How to Buy Shares of the Fund .........................................   17
 How to Sell Your Shares ...............................................   19
 How to Exchange Your Shares ...........................................   20
 Shareholder Services ..................................................   21
THE PRUDENTIAL MUTUAL FUND FAMILY ......................................  A-1

MF172A

            CUSIP No.:



Prudential
Stock
Index
Fund



Prudential Mutual Funds
 Building Your Future  [LOGO]
  On Our Strength[sm]


                                                                      PROSPECTUS
                                                                          , 1996

                         PRUDENTIAL ACTIVE BALANCED FUND
                           PRUDENTIAL STOCK INDEX FUND

                       Statement of Additional Information
                             dated ___________, 1996

     Prudential Active Balanced Fund and Prudential Stock Index Fund (each a Fund and collectively, the Funds) are each a series of Prudential Dryden Fund (formerly The Prudential Institutional Fund) (the Company). The investment objective of Prudential Active Balanced Fund is to seek to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed income securities and money market instruments. Under normal market conditions, Prudential Active Balanced Fund intends to invest at least 65% of its total assets as follows: (i) 40-75% of the total assets of the Fund will be invested in common stocks, preferred stocks and other equity-related securities; (ii) 25-60% of the total assets of the Fund will be invested in investment grade fixed income securities; and (iii) 0-35% of the total assets of the Fund will be invested in money market instruments. Within these parameters, at least 25% of the Fund's total assets will be invested in fixed income senior securities.

     The investment objective of Prudential Stock Index Fund is to seek to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The S&P 500 Index is an unmanaged, market-weighted index of 500 stocks selected by Standard & Poor's Corporation (S&P) on the basis of their market size, liquidity and industry group representation. Inclusion in the S&P 500 Index in no way implies an opinion by S&P as to a stock's attractiveness as an investment. The S&P 500 Index, composed of stocks representing more than 70% of the total market value of all publicly traded U.S. common stocks, is widely regarded as representative of the performance of the U.S. stock market as a whole. To achieve its investment objective, the Fund will purchase equity securities that as a group reflect the price and yield performance of the S&P 500 Index. The Fund intends to purchase all 500 stocks included in the S&P 500 Index in approximately the same proportions as they are represented in the S&P 500 Index. Under normal market conditions, the Prudential Stock Index Fund intends that at least 80% of the value of its total assets will be invested in securities included in the S&P 500 Index. The Fund may invest the balance of its assets in : (i) other equity-related securities; (ii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (iii) put and call options on securities and stock indices; and (iv) futures contracts on stock indices and options thereon. There can be no assurance that either Fund's investment objective will be achieved. See "Investment Objectives and Policies."

     The Company's address is 21 Prudential Plaza, 751 Broad Street, Newark, NJ 07102-3777, and its telephone number is (800) 225-1852.

     This Statement of Additional Informatioin is not a prospectus and should be read in conjunction with the Prospectus of Prudential Active Balanced Fund, dated ___________, 1996 and the Prospectus of Prudential Stock Index Fund, dated _________, 1996, copies of which may be obtained from the Company upon request.

                                TABLE OF CONTENTS


                                                                                            Page
                                                                                            ----
General Information ......................................................................   B-2
Investment Objectives and Policies .......................................................   B-2
Investment Restrictions ..................................................................   B-15
Trustees and Officers ....................................................................   B-17
Manager and Subadvisers ..................................................................   B-21
Distributor ..............................................................................   B-24
Portfolio Transactions and Brokerage .....................................................   B-26
Purchase and Redemption of Fund Shares ...................................................   B-27
Shareholder Investment Account ...........................................................   B-30
Net Asset Value ..........................................................................   B-33
Taxes ....................................................................................   B-34
Performance and Yield Information ........................................................   B-37
Custodian, Transfer and Dividend Disbursing Agent and Independent Accountants ............   B-38
Financial Statements .....................................................................   B-39
Independent Auditors' Report .............................................................   B-82
Appendix--Description of S&P, Moody's and Duff & Phelps Ratings ..........................   A-1
Appendix I--Historical Performance Data ..................................................   I-1
Appendix II--General Investment Information ..............................................   II-1
Appendix III--Information Relating to The Prudential .....................................   III-1

                               GENERAL INFORMATION

     The Company changed its name from The Prudential Institutional Fund to Prudential Dryden Fund effective October , 1996. In addition, Active Balanced Fund changed its name to Prudential Active Balanced Fund and Stock Index Fund changed its name to Prudential Stock Index Fund at the same time.

                       INVESTMENT OBJECTIVES AND POLICIES

STOCK INDEX FUND

     If net cash outflows from Prudential Stock Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the S&P 500 Index in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. The Fund will not increase its holdings of cash in anticipation of any decline in the value of the S&P 500 Index or of the stock markets generally. If the Stock Index Fund does hold un-hedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the S&P 500 Index.

     THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POORS CORPORATION (S&P). S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P 500 INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO THE MANAGER AND ITS AFFILIATES IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P 500 INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE MANAGER OR THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE MANAGER OR THE SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P 500 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE SHARES OF THE FUND. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO THE RESULTS TO BE OBTAINED BY MANAGER, SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

OTHER INVESTMENTS AND POLICIES U.S.

GOVERNMENT SECURITIES

     Securities issued or guaranteed by the U.S. Government or one of its agencies, authorities or instrumentalities in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the Fund's investment adviser determines that the instrumentality's credit risk does not render its securities unsuitable for investment by the Fund. See "Mortgage-Related Securities" below.

CONVERTIBLE SECURITIES, WARRANTS AND RIGHTS

     A Convertible Security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity securities of the same or a different issuer within a particular period of time at a specified price or formula. A Warrant or Right entitles the holder to purchase Equity Securities at a specific price for a specific period of time. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     In recent years, convertibles have been developed which combine higher or lower current income with options and other features. The Fund may invest in these types of convertible securities.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

     Prudential Active Balanced Fund may enter into repurchase and reverse repurchase agreements. Prudential Stock Index Fund may enter into repurchase agreements. Each Fund may enter into such agreements with banks and securities dealers which meet the creditworthiness standards established by the Company's Trustees (Qualified Institutions). The investment adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Company's Trustees. The resale price of the securities purchased reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The Fund receives collateral equal to the resale price, which is marked-to-market daily. These agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility to pursue investments of a longer-term nature.

     The use of repurchase agreements and reverse repurchase agreements involve certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the agreement will be held by the Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the counterparty fails to resell or repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying collateral are less than the repurchase price. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase.

FIXED INCOME SECURITIES

     In general, the ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Services (S&P Ratings), Duff and Phelps, Inc. (Duff & Phelps) and other nationally recognized statistical rating organizations (NRSROs) represent the opinions of those organizations as to the quality of debt obligations that they rate. These ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be among the initial criteria used for the selection of portfolio securities. Among the factors that the rating agencies consider are the long-term ability of the issuer to pay principal and interest and general economic trends.

     Subsequent to its purchase by a Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of the debt obligation by the Fund, but the Fund's Subadviser will consider the event in its determination of whether the Fund should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of Moody's, S&P Ratings, Duff & Phelps or other NRSRO, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies. An Appendix to this Statement of Additional Information contains further information concerning the ratings of Moody's, S&P and Duff & Phelps and their significance.

     Prudential Active Balanced Fund may invest, to a limited extent, in medium, lower-rated and unrated debt securities. Debt securities rated in the lowest category of investment grade debt (i.e., Baa by Moody's) may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

     Non-investment grade fixed income securities are rated lower than Baa (or the equivalent rating or, if not rated, determined by the relevant Subadviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may also have less liquidity than higher quality securities. Neither Fund is authorized to invest in excess of 5% of its net assets in non-investment grade fixed income securities.

     The markets in which medium and lower-rated securities (or unrated securities that are equivalent to medium and lower-rated securities) are traded are generally more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of liquid trading market may restrict the availability of debt securities for a Fund to purchase and may also have the effect of limiting the ability of a Fund to sell debt securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated fixed income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of fixed income securities moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by a Fund may decline proportionately more than a Fund consisting of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     To secure prices deemed advantageous at a particular time, each Fund may purchase securities on a when-issued or delayed delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made at the same time or prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

     Securities purchased on a when-issued or delayed delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. A Fund does not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

FORWARD ROLLS AND DOLLAR ROLLS

     Forward roll and dollar roll transactions involve the risk that the market value of the securities sold by Prudential Active Balanced Fund may decline below the repurchase price of those securities. At the time the Fund enters into a forward roll transaction, it will place in a segregated account with its Custodian cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked to market daily, having a value equal to the repurchase price (including accrued interest).

MORTGAGE-RELATED SECURITIES

     Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely collection of principal by FHLMC. The obligations of the FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     Prudential Active Balanced Fund expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Funds, consistent with their respective investment objectives and policies, will consider making investments in those new types of securities.

     The Fund may also invest in pass-through securities backed by adjustable rate mortgages that have been issued by GNMA, FNMA and FHLMC or private issuers. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages.

     The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

     Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

     Government stripped mortgage-related interest-only (IOs) and principal only
(POs) securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Fund will be able to effect a trade of IOs or POs at a time when it wishes to do so. The Funds will acquire IOs and POs only if, in the opinion of the Fund's Subadviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. A Fund will treat IOs and POs that are not U.S. Government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 15% of its net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. Government, the Subadvisers, subject to the supervision of the Trustees, may determine that such securities are liquid, if they determine the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

     Investing in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in a Fund not fully recovering its initial investment in an IO.

     Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Fund's Subadviser, the investment restriction limiting a Fund's investment in illiquid instruments will apply.

COLLATERALIZED MORTGAGE OBLIGATIONS

     Prudential Active Balanced Fund also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     In reliance on SEC rules and orders, the Fund's investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (iv) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

ASSET-BACKED SECURITIES

     The value of these securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing credit support enhancement for the pool.

CUSTODIAL RECEIPTS

     Prudential Active Balanced Fund may acquire custodial receipts or certificates, such as CATS, TIGRs and FICOStrips, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities.

     There are a number of risks associated with investments in custodial receipts. Although typically under the terms of a custodial receipt, a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

SECURITIES LENDING

     A Fund will enter into securities lending transactions only with Qualified Institutions. A Fund will comply with the following conditions whenever it lends securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the value of the loan is "marked to market" on a daily basis; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities. In these transactions, there are risks of delay in recovery and in some cases even of loss of rights in the collateral should the borrower of the securities fail financially.

BORROWING

     Each Fund may borrow from time to time, at its Subadviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the Subadviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. A Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund. A Fund may also borrow for temporary, extraordinary or emergency purposes and for the clearance of transactions.

SECURITIES OF FOREIGN ISSUERS

     The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Fund's assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

     The economies of many of the countries in which a Fund may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

     Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

     Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S. are likely to be higher. The securities markets in many of the countries in which a Fund may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations.

LIQUIDITY PUTS

     Prudential Active Balanced Fund may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "put bond" or a "tender option bond."

     Consistent with its investment objective, the Fund may purchase a put so that it will be fully invested in securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund will generally exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for the related fixed income security. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Subadviser for the Fund revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, the Fund's Subadviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund.

     These instruments are not deemed to be "put options" for purposes of the Fund's investment restriction.

[SPECIAL RISKS OF STRATEGIES INVOLVING OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS

     The use of options, futures contracts and forward currency contracts (collectively, Instruments) involves special considerations and risks, as described below. Risks pertaining to particular hedging strategies are described in the sections that follow.

     (1) Successful use of most Instruments depends upon an Subadviser's ability to predict movements in the overall securities and currency markets, and interest rates, which requires different skills than predicting changes in the prices of individual securities. While the Subadvisers are experienced in the use of Instruments, there can be no assurance that any particular strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of an Instrument and price movements of the investments being hedged. For example, if the value of an Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Instruments are traded. The effectiveness of hedges using Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because its Subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

     (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Instruments involving obligations to third parties (i.e., Instruments other than purchased options). If a Fund were unable to close out its positions in such Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in an Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (contra party) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a Fund.]

OPTIONS ON SECURITIES AND SECURITIES INDICES

     A number of risk factors are associated with options transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The ability to terminate over-the-counter (OTC) option positions is more limited than the ability to terminate exchange-traded option positions because a Fund would have to negotiate directly with a contra party. In addition, with OTC options, there is a risk that the contra party in such transactions will not fulfill its obligations.

     A Fund pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in a Fund's turnover rate. A Fund's transactions in options may be limited by the requirements of the Internal Revenue Code of 1986, as defined (the Internal Revenue Code) for qualification as a regulated investment company.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call option on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if a Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If a Fund has purchased an index option and exercises it before the closing index value for that day it available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     A Fund will not purchase put options or call options if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Fund's net assets. The aggregate value of the obligations underlying put options will not exceed 25% of a Fund's net assets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     A futures contract on securities or currency is an agreement to buy and sell securities or currency at a specified price at a designated date. Futures contracts and options thereon may be entered into for hedging purposes and for the other purposes described in each Fund's Prospectus. A Fund may enter into futures contracts in order to hedge against changes in interest rates, stock market prices or currency exchange rates.

     The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, and writing put options on futures contracts can serve as a limited long hedge.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit "initial margin," consisting of cash or U.S. Government securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs are all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures and options on futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contract positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

FOREIGN CURRENCY FORWARD CONTRACTS, OPTIONS AND FUTURES TRANSACTIONS

     There is no limitation on the value of forward contracts into which Prudential Active Balanced Fund may enter. However, the Fund's transactions in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to security positions denominated or quoted in that currency. The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities, denominated or quoted in, or currently convertible into, such currency. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

     A Fund may enter into a forward contract to hedge against risk in the following circumstances: (i) during the time period when the Fund contracts for the purchase or sale of a security denominated in a foreign currency, or (ii) when the

Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when a Fund's Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Fund denominated in such foreign currency. Further, the Fund may enter into a forward contract in one foreign currency, or basket of currencies, to hedge against the decline or increase in value in another foreign currency. Use of a different currency or basket of currencies magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

     Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. Failure by the Fund's contra party to make or take delivery of the underlying currency at the maturity of the forward contract would result in the loss to the Fund of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

     Prudential Active Balanced Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) and OTC options for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on securities, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than securities.

     Generally, the OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     If the Fund's Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options or write put options on the foreign currency. The Fund could also enter into a long forward contract or a long futures contract on such currency, or purchase a call option, or write a put option, on a currency futures contract. The use of such instruments could offset, at least partially, the effects of the adverse movements of the exchange rates.

FOREIGN CURRENCY STRATEGIES--SPECIAL CONSIDERATIONS

     Prudential Active Balanced Fund may use options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     The Fund might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Fund's Subadviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of futures contracts, options on futures contracts, forward contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, the Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

     Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVERED FORWARD CURRENCY CONTRACTS, FUTURES CONTRACTS AND OPTIONS

     Transactions using forward currency contracts, futures contracts and options (other than options that a Fund has purchased) expose the Fund to an obligation to another party. Prudential Active Balanced Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts, or (2) liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Prudential Active Balanced Fund will comply with Securities and Exchange Commission (SEC )guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. Government securities, equity securities or other liquid, unencumbered assets in a segregated account with its Custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

ILLIQUID SECURITIES

     Prudential Active Balanced Fund and Prudential Stock Index Fund may each hold up to 10% of their net assets in illiquid securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

     Restricted securities eligible for resale pursuant to Rule 144A and commercial paper for which there is a readily available market will not be deemed illiquid. The Subadvisers will monitor the liquidity of such restricted securities, subject to the supervision of the Trustees. In reaching liquidity decisions, Advisers will consider, among other things, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

OTHER INVESTMENT TECHNIQUES

     Each Fund may take advantage of opportunities in the area of options and futures contracts and any other derivative instruments that are not presently contemplated for use by such Fund or that are not currently available but that may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its prospectus.

                             INVESTMENT RESTRICTIONS

     The investment restrictions listed below have been adopted by the Company as fundamental policies of the Funds, except as otherwise indicated. Under the Investment Company Act, a fundamental policy of a Fund may not be changed without the vote of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act, a "majority of a Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any asset from Fund.

     A Fund may not:

     1. Purchase any security if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets (determined at the time of investment) would then be invested in the securities of any one issuer.

     2. Purchase a security if more than 10% of the outstanding voting securities of any one issuer would be held by the Fund.

     3. Purchase a security if, as a result, 25% or more of the value of its total assets (determined at the time of investment) would be invested in securities of one or more issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     4. Purchase or sell real estate or interests therein (including limited partnership interests), although a Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

     5. Purchase or sell commodities or commodity futures contracts, except that a Fund may purchase and sell financial futures contracts and options thereon and that forward contracts are not deemed to be commodities or commodity futures contracts.

     6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that a Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

     7. Issue senior securities, borrow money or pledge its assets, except that each Fund may borrow from banks or through forward rolls, dollar rolls or reverse repurchase agreements up to 20% of the value of its total assets to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes, or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed-delivery basis; the purchase and sale of options, financial futures contracts and options thereon; the entry into repurchase agreements and collateral and margin arrangements with respect to any of the foregoing, will not be deemed to be a pledge of assets nor the issuance of senior securities.

     8. Make loans except by the purchase of fixed income securities in which a Fund may invest consistently with its investment objective and policies or by use of reverse repurchase and repurchase agreements, forward rolls, dollar rolls and securities lending arrangements.

     9. Make short sales of securities.

     10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. (For the purpose of this restriction, the deposit or payment by any Fund of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.)

     11. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund has no limit with respect to investments in restricted securities.

     The Funds will not as a matter of operating policy:

     1. Invest in oil, gas and mineral leases or development programs.

     2. Purchase a security if, as a result, more than 15% of its total assets would be invested in securities which are restricted as to disposition. This restriction shall not apply to mortgage-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     3. Purchase or retain the securities of any issuer if any officer or Trustee of the Company or the Company's Manager or any Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and/or Trustees, who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     4. Purchase warrants if, as a result, the Company would then have more than 5% of its assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange (NYSE) or American Stock Exchange or a major foreign exchange will be limited to 2% of the Company's total assets (determined at the time of investment). For purposes of this limitation, warrants acquired in units or attached to securities are deemed to be without value.

     5. Purchase securities of other investment companies except in compliance with the Investment Company Act and applicable state law.

     6. Invest in companies for the purpose of exercising control or management of any other issuer, except in connection with a merger, consolidation, acquisition or reorganization.

     7. Invest more than 15% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

     In order to comply with the rules and regulations of certain State securities commissions, the Funds have agreed (i) that over-the-counter options transactions shall be entered into only when such options are not available on a national securities exchange, and (ii) broker-dealers with whom the Fund shall enter into such transaction shall have a minimum net worth, at the time of the transaction is entered into, of $20 million. In addition, the Fund will only buy and sell puts and calls on securities, stock index futures, or financial futures or options on financial futures, if such options are written by other persons, and if; (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.


                                         TRUSTEES AND OFFICERS

                              Position with                     Principal Occupations
Name, Address and Age            Company                        During Past Five Years
---------------------         --------------                    ----------------------
Edward D. Beach (71)             Trustee         President and Director of BMC Fund, Inc., a closed-end
c/o Prudential Mutual Fund                         investment company; prior thereto, Vice Chairman of
 Management LLC                                    Broyhill Furniture Industries, Inc.; Certified Public
One Seaport Plaza                                  Accountant; Secretary and Treasurer of Broyhill Family
New York, NY 10292                                 Foundation; Member of the Board of Trustees of Mars Hill
                                                   College; President and Director of First Financial Fund, Inc.
                                                   and The High Yield Plus Fund, Inc.; President and Director of
                                                   Global Utility Fund, Inc.

Delayne Dedrick Gold (58)        Trustee         Marketing and Management Consultant.
c/o Prudential Mutual Fund
  Management LLC
One Seaport Plaza
New York, NY 10292

*Robert F. Gunia (49)            Trustee         Chief Administrative Officer (since July 1990), Director
One Seaport Plaza                                  (since January 1989), Executive Vice President, Treasurer
New York, NY 10292                                 and Chief Financial Officer (since June 1987) of Prudential
                                                   Mutual Fund Management, Inc. (PMF); Senior Vice President
                                                   (since March 1987) of Prudential Securities Incorporated
                                                   (Prudential Securities); Executive Vice President,
                                                   Treasurer, Comptroller and Director (since March 1991),
                                                   Prudential Mutual Fund Distributors, Inc. (PMFD); Director
                                                   (since June 1987), PMFS; Vice President and Director of The
                                                   Asia Pacific Fund, Inc. (since May 1989) and Director of
                                                   Nicholas Applegate Fund, Inc. (since February 1992).

Donald D. Lennox (77)            Trustee         Chairman (since February 1990) and Director (since April
c/o Prudential Mutual Fund                         1989) of International Imaging Materials, Inc. (thermal
  Management LLC                                   transfer ribbon manufacturer); Retired Chairman, Chief
One Seaport Plaza                                  Executive Officer and Director of Schlegel Corporation
New York, NY 10292                                 (industrial manufacturing) (March 1987-February 1989);
                                                   Director of Gleason Corporation, Personal Sound
                                                   Technologies, Inc., and The High Yield Income Fund, Inc.

Douglas H. McCorkindale (57)     Trustee         Vice Chairman, Gannett Co. Inc. (publishing and media) (since
c/o Prudential Mutual Fund                         March 1984); Director of Gannett Co. Inc., Frontier
  Management LLC                                   Corporation and Continental Airlines, Inc.
One Seaport Plaza
New York, NY 10292


                              Position with                     Principal Occupations
Name, Address and Age            Company                        During Past Five Years
---------------------         --------------                    ----------------------
*Mendel A. Melzer (35)           Trustee         Chief Financial Officer (since November 1995) of the Money
751 Broad St.                                      Management Group of Prudential; formerly Senior Vice
Newark, NJ 07102                                   President and Chief Financial Officer of Prudential
                                                   Preferred Financial Services (April 1993-November 1995);
                                                   Managing  Director of Prudential Investment Advisors
                                                   (April 1991-April 1993); Senior Vice President of
                                                   Prudential Capital Corporation (July 1989-April 1991);
                                                   Chairman and Director of Prudential Series Fund, Inc.

Thomas T. Mooney (54)            Trustee         President of the Greater Rochester Metro Chamber of
c/o Prudential Mutual Fund                         Commerce; former Rochester City Manager; Trustee of
  Management LLC                                   Center for Governmental Research, Inc.; Director of Blue
One Seaport Plaza                                  Cross of Rochester, Monroe County Water Authority,
New York, NY 10292                                 Rochester Jobs, Inc., Executive Service Corps of
                                                   Rochester, Monroe County Industrial Development Corporation,
                                                   Northeast Midwest Institute, The Business Council of New York
                                                   State, First Financial Fund, Inc.

Stephen P. Munn (54)             Trustee         Chairman (since January 1994), Director and President (since
c/o Prudential Mutual Fund                         1988) and Chief Executive Officer (1988-December 1993)
  Management LLC                                   of Carlisle Companies Incorporated (manufacturer of
One Seaport Plaza                                  industrial products).
New York, NY 10292

*Richard A. Redeker (53)         Trustee         President, Chief Executive Officer and Director (since October
 One Seaport Plaza                                 1993), PMF; Executive Vice President, Director and
 New York, NY 10292                                Member of the Operating Committee (since October 1993),
                                                   PSI; Director (since October 1993) of Prudential Securities
                                                   Group, Inc.; Executive Vice President, The Prudential
                                                   Investment Corporation; Director (since January 1994),
                                                   PMFD; Director (since January 1994), PMFS; formerly
                                                   Senior Executive Vice President and Director of Kemper
                                                   Financial Services, Inc. (September 1978-September 1993);
                                                   Director of The High Yield Income Fund, Inc.**

Robin B. Smith (57)              Trustee         Chairman (since August 1996) and Chief Executive Officer
c/o Prudential Mutual Fund                         (since August 1996), former President (September
  Management LLC                                   1981-August 1996) of Publishers Clearing House; Director
One Seaport Plaza                                  of BellSouth Corporation, The Omnicom Group, Inc.,
New York, NY 10292                                 Texaco Inc., Spring Industries Inc., First Financial Fund,
                                                   Inc. and The High Yield Income Fund, Inc.


                              Position with                     Principal Occupations
Name, Address and Age            Company                        During Past Five Years
---------------------         --------------                    ----------------------
Louis A Weil, III (55)           Trustee         President and Chief Executive Officer (since January 1996)
c/o Prudential Mutual Fund                         and Director (since September 1991) of Central Newspa-
  Management LLC                                   pers, Inc.; Chairman of the Board (since January 1996),
One Seaport Plaza                                  Publisher and Chief Executive Officer (August
New York , NY 10292                                1991-December 1995) of Phoenix Newspapers, Inc.;
                                                   formerly Publisher of Time Magazine (May 1989-March
                                                   1991); formerly President, Publisher & CEO of The Detroit
                                                   News (February 1986-August 1989); formerly member of
                                                   the Advisory Board, Chase Manhattan Bank-Westchester.

Clay T. Whitehead (57)           Trustee         President, National Exchange Inc. (new business development
c/o Prudential Mutual Fund                         firm) (since May 1983).
  Management LLC
One Seaport Plaza
New York, NY 10292

Eugene S. Stark (38)             Treasurer       First Vice President (since January 1990) of PMF; First Vice
One Seaport Plaza                                  President (since January 1992) of Prudential Securities.
New York, NY 10292

S. Jane Rose (50)                Secretary       Senior Vice President (since January 1991) and Senior
One Seaport Plaza                                  Counsel (since June 1987) of PMF; Senior Vice
New York, NY 10292                                 President and Senior Counsel of Prudential Securities
                                                   (since July 1992); formerly Vice President and Associate
                                                   General Counsel of Prudential Securities.

*Marguerite E.H. Morrison (40)   Assistant       Vice President and Associate General Counsel (since June
 One Seaport Plaza               Secretary         1991) of PMF; Vice President and Associate General
 New York, NY 10292                                Counsel of Prudential Securities.

---------------

* "Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with the Manager, the Distributor or a Subadviser.

** Mr. Redeker has resigned as President and Chief Executive Officer and Director of PMF effective on or before December 31, 1996. Although he will no longer oversee the operations of PMF on a day-to-day basis, it is anticipated that Mr. Redeker will remain associated with PMF and Prudential.

     As of September 30, 1996, the Trustees and officers of the Fund as a group owned beneficially less than 1% of the stock of the Company. As of September 30, 1996, each of the following entities owned more than 5% of the outstanding voting securities of each of the portfolios indicated:


Portfolio                                                                 Shares
---------                                                                 ------
Active Balanced Fund        PAMCO VCA OA Account                       1,575,825 (13.3%)
                            30 Scranton Office Park
                            Moosic, PA 18507-1774

                            Dobson Park Industries Inc. and              690,454 (5.8%)
                             Affiliates Savings Plan and
                            Dobson Park Industries Inc. and
                             Affiliates Cash Balance
                             Pension Plan

                            Dobson Technologies, Inc.
                            c/o IRD Mechanalysis
                            6150 Huntley Road
                            Columbus, OH 43229

                            Rite Aid Employee Investment               1,082,703 (9.2%)
                             Opportunity Plan
                            Rite Aid Corporation
                            30 Hunter Lane
                            Camp Hill, PA 17011

                            Thompson & Knight Savings Plan and         1,115,046 (9.4%)
                            Thompson & Knight Retirement Plan
                            300 First City Center
                            1700 Pacific Ave.
                            Dallas, TX 75201

Stock Index Fund            PAMCO VCA OA Account                       1,619,698 (14.1%)
                            30 Scranton Office Park
                            Moosic, PA 18507-1774

                            Prudential Employee Savings Plan           3,396,781 (29.6%)
                            71 Hanover Road
                            Florham Park, NJ 07932-1502

                            Eden Brewery Thrift Savings Plan and         632,908 (5.5%)
                            Fort Worth Brewery Thrift Savings Plan
                            Miller Brewing Company
                            3939 West Highland Blvd.
                            Milwaukee, WI 53201-0482


     The Prudential Insurance Company of America is a mutual life insurance company incorporated in 1873 under the laws of the state of New Jersey. The Prudential Employee Savings Plan is a defined contribution retirement plan. The PAMCO VCA OA Account is a portion of The Prudential Variable Contract Investment Fund, a separate account, established in 1962, of The Prudential Insurance Company of America.

     The interested Trustees serve without compensation. The following table sets forth the aggregate compensation paid by the Company to the Trustees who were not affiliated with the Manager for the fiscal year ended September 30, 1996and the aggregate compensation paid to such Trustees for service on the Company's board and that of all otherfunds managed by Prudential Institutional Fund Management, Inc. (Fund Complex) for the year ended December 31, 1995.


                                             COMPENSATION TABLE
                                             ------------------
                                                            Pension or                          Total
                                                            Retirement                      Compensation
                                                         Benefits Accrued     Estimated     from Company
                                           Aggregate        As Part of         Annual         and Fund
                                         Compensation         Company       Benefits Upon   Complex Paid
Name and Position                        From Company        Expenses        Retirement      to Trustees
-----------------                        ------------    -----------------  --------------  ------------
Edward D. Beach--Trustee                     $  --             NONE              N/A       $183,500(22/43)**
Delayne D. Gold--Trustee                        --             NONE              N/A        183,250(24/45)**
Robert F. Gunia--Trustee+                       --             NONE              N/A            --
Mark R. Fetting--Trustee+/++                    --             NONE              N/A            --
David A. Finley--Trustee++                   $21,000           NONE              N/A         21,000(1/7)**
William E. Fruhan, Jr.--Trustee++             21,000           NONE              N/A         21,000(1/7)**
Donald D. Lennox--Trustee                       --             NONE              N/A         86,250(10/22)**
Douglas H. McCorkingdale--Trustee               --             NONE              N/A         63,750(7/10)**
Mendel A. Melzer--Trustee+                      --             NONE              N/A            --
Thomas T. Mooney--Trustee                       --             NONE              N/A        125,625(14/19)**
Stephen P. Munn--Trustee                        --             NONE              N/A         39,375(6/8)**
August G. Olsen--Trustee*/++                  21,000           NONE              N/A         21,000(1/7)**
Richard A. Redeker--Trustee+                    --             NONE              N/A            --
Robin B. Smith--Trustee+++                      --             NONE              N/A         91,875(10/19)**
Herbert G. Stolzer--Trustee*/++               21,000           NONE              N/A         21,000(1/7)**
Louis A. Weil, III--Trustee                     --             NONE              N/A         93,750(11/16)**
Clay T. Whitehead--Trustee                      --             NONE              N/A         35,500(4/5)

-------------

* All of the compensation from the Company for the fiscal year ended September 30, 1996 represents deferredcompensation. Aggregate compensation from the Company and the Fund Complex for the fiscal year endedSeptember 30, 1996, including accrued income and appreciation, amounted to approximately $24,000 for Mr. Olsen and approximately $24,500 for Mr. Stolzer.

** Indicates number of Funds/portfolios in Fund Complex to which aggregate compensation relates.

+ Mark R. Fetting, Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are "interested" Trustees, do not receive compensation from the Company or any fund in the Prudential Mutual Fund Family.

++   Indicates Board Member who did not stand for reelection.

+++ Aggregate compensation from the Fund Complex for the year ended December 31, 1955, including accrued income and appreciation, amounted to approximately $100,700.

                             MANAGER AND SUBADVISERS

     The manager of the Company is Prudential Mutual Fund Management LLC (PMF or the Manager), One Seaport Plaza, New York, New York 10292. PMF serves as manager to all of the other investment companies that, together with the Funds, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus of each Fund. As of September 30, 1996, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $52 billion. According to the Investment Company Institute, as of August 31, 1996, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.

     PMF is a subsidiary of Prudential Securities Incorporated (Prudential Securities or PSI) [and The Prudential Insurance Company of America (Prudential)]. PMF has three wholly owned subsidiaries: Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement with the Company (the Management Agreement), PMF, subject to the supervision of the Company's Board of Trustees and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PMF is obligated to keep certain books and records of the Company. PMF also administers the Company's corporate affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian (the Custodian), and PMFS, the Funds' transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

     For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .65 of 1% of Prudential Active Balanced Fund's average daily net assets and .30 of 1% of Prudential Stock Index Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of a Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Company. Currently, the Company believes that the most restrictive expense limitation of state securities commissions is 21 @2% of a Fund's average daily net assets up to $30 million, 2% of the next $70 million of such assets and 11 @2% of such assets in excess of $100 million.

     In connection with its management of the business affairs of the Company, the Manager bears the following expenses:

     (i) the salaries and expenses of all of its and the Company's personnel except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Funds' Subadvisers;

     (ii) all expenses incurred by the Manager or by the Company in connection with managing the ordinary course of the Company's business, other than those assumed by the Company as described below; and

     (iii) the costs and expenses or fees payable to The Prudential Investment Corporation (PIC) and Jennison Associates Capital Corp. (Jennison) (collectively, the Subadvisers) pursuant to the subadvisory agreements between the Manager and the Advisers (collectively, the Advisory Agreements).

     Under the terms of the Management Agreement, the Company is responsible for the payment of the following expenses: (i) the fees payable to the Manager, (ii) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Funds' Subadvisers, (iii) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Company, pricing the Funds' shares and the cashiering function,
(iv) the charges and expenses of legal counsel and independent accountants for the Company, (v) brokerage commissions and any issue or transfer taxes chargeable to the Company in connection with its securities and futures transactions, (vi) all taxes and corporate fees payable by the Company to governmental agencies, (vii) the fees of any trade associations of which the Company may be a member, (viii) the cost of stock certificates representing shares of Funds of the Company, if any, (ix) the cost of fidelity and liability insurance, (x) the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the SEC, registering the Company and qualifying its shares under state securities laws, including the preparation and printing of the Company's registration statements and prospectuses for such purposes, (xi) licensing fees, if any, (xii) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business.

     The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Company in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Trustees of the Company, including all of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act on May 17, 1996 and by the shareholders of the Company on October 30, 1996. The Manager received, before any reduction due to the subsidy by the Manager of certain expenses of the Fund, the following management fees from each Fund, expressed both as a dollar amount and as a percentage of each Fund's average daily net assets:


                          Year ended               Year ended             Year ended
                      September 30, 1996       September 30, 1995     September 30, 1994
                      ------------------       ------------------     ------------------
Fund                   Amount       Rate        Amount     Rate         Amount     Rate
----                   ------       ----        ------     ----         ------     ----
Stock Index           $570,160      .40%       $286,843    .40%        $152,392    .40%
Active Balanced        994,182      .70         733,748    .70          412,941    .70

During the same period the Manager subsidized certain expenses of the Fund. See "How the Fund is Managed--Fee Waivers and Subsidy" in the Prospectus.

     The Manager has entered into Advisory Agreements with the Subadvisers. The Advisory Agreements provide that the Advisers furnish investment advisory services in connection with the management of their respective Funds. For its service as Adviser, Jennison is paid at an annual rate of .30 of 1% of Prudential Active Balanced Fund's average daily net assets up to and including $300 million and .25 of 1% of the Fund's average daily net assets in excess of $300 million. PIC is reimbursed by the Manager for the reasonable costs and expenses incurred in furnishing its services. In connection therewith, the Advisers are obligated to keep certain books and records of the respective Funds to which they provide advisory services. The Manager continues to have responsibility for all investment advisory services to all the Funds pursuant to the Management Agreement and supervises the Advisers' performance of such services.

     Jennison advises Prudential Active Balanced Fund. Founded in 1969 and acquired by The Prudential in 1985, Jennison is known for its highly skilled investment team that has worked together for many years. Dedicated to achieving superior investment results for institutional investors, Jennison currently has $29 billion in assets under management, including more than $15 billion in investments managed with a "growth stock" orientation and $1.6 billion in actively managed balanced assets.

     PIC advises Prudential Stock Index Fund through Prudential Diversified Investment Strategies (PDI). PDI is dedicated to equity index and balanced fund investing for institutional clients. Founded in 1975, PDI is among the oldest quantitatively-oriented balanced managers in the country. PDI currently manages close to $21 billion in balanced and indexed assets.

     PIC also manages short-term assets and cash for Prudential Active Balanced Fund and invests available cash balances for the Fund through a joint repurchase agreement account. PIC is reimbursed by PMF for reasonable costs and expenses incurred by it in furnishing such services.

     The Advisory Agreements were last approved by the Trustees, including a majority of the Trustees who are not interested persons of the Company and who are not parties to the Agreements or interested persons of any such party as defined in the Investment Company Act on May 17, 1996, and by the shareholders of each Fund on October 30, 1996.

     Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. Each Advisory Agreement may be terminated by the Company, the Manager or the relevant Adviser upon not more than 60 days', nor less than 30 days', written notice.

Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                   DISTRIBUTOR

     Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of shares of Prudential Stock Index Fund and the Class A, Class B, Class C and Class Z shares of Prudential Active Balanced Fund.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Company under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (also the Distributor) incurs the expenses of distributing Prudential Action Balanced Fund's Class A, Class B and Class C shares. See "How the Fund is Managed--Distributor" in the Prospectus of each Fund. Prudential Securities serves as the Distributor of shares of Prudential Stock Index Fund and the Class Z shares of Prudential Active Balanced Fund and incurs the expenses of distributing the shares under a Distribution Agreement with the Company, none of which are reimbursed by or paid for by the Fund.

     On May 17, 1996, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Class A, Class B or Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on each Plan, approved the Plans with respect to Prudential Active Balanced Fund and the Distribution Agreements for both Funds. The Class A Plan provides that (i) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Class B and Class C Plans provide that (i) .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively, may be paid as a service fee and (ii) .75 of 1% (not including the service fee) may be paid for distribution-related expenses with respect to the Class B and Class C shares, respectively (asset-based sales charge). The Plans were each approved by the sole shareholder of the Class A, Class B and Class C shares of Prudential Active Balanced Fund on 15 __________, 1996.

     The Class A, Class B and Class C Plans for Prudential Active Balanced Fund will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days', nor less than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

     Pursuant to the Distribution Agreement, the Company has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act.

     On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

     On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend solicitation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Texas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

     On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director serves as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director submits compliance reports which identify any such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

NASD MAXIMUM SALES CHARGE RULE

     Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares of Prudential Active Balanced Fund. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge with respect to Class B and Class C shares of Prudential Active Balanced Fund may not exceed .75 of 1%. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TURNOVER

     There are no limitations on the length of time that securities must be held by the Fund and the Fund's annual portfolio turnover rate may vary significantly from year to year. A portfolio turnover rate in excess of 100% may exceed that of other investment companies with similar objectives. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes."

     Decisions to buy and sell assets for a Fund are made by the Fund's Subadviser, subject to the overall review of the Manager and the Trustees. Although investment decisions for the Funds are made independently from those of the other accounts managed by an Subadviser, investments of the type that the Funds may make also may be made for those other accounts. When a Fund and one or more other accounts managed by an Subadviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Subadviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

     Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities includes commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities generally are purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

     In selecting brokers or dealers to execute securities transactions on behalf of a Fund, its Subadviser seeks the best overall terms available. The Funds have no obligation to do business with any broker-dealer or group of broker-dealers in executing transactions in securities. In placing orders, the Subadvisers are subject to the Company's policy to seek the most favorable price and efficient execution taking into account such factors as price (including the applicable commission or dealer spread), size, type, and difficulty of the transaction, and the firm's general execution and operating facilities. In assessing the best overall terms available for any transaction, the Subadviser will consider the factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Subadvisers, subject to seeking best price and execution, are authorized to cause a Fund to pay broker-dealers that furnish brokerage and research services (as defined by Section 28(e) of the Securities Exchange Act of 1934, as amended (1934 Act) a higher commission than another broker-dealer that does not furnish such brokerage and research services might charge. The Subadvisers must regard such higher commissions as reasonable in relation to the brokerage and research services provided, viewed in terms of each Subadviser's responsibilities to the Fund or other accounts, if any, as to which it exercises investment discretion. The fees under the Management Agreement and the Advisory Agreements, respectively, are not reduced by reason of a Fund's Subadviser receiving brokerage and research services. The Trustees of the Company will periodically review the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales by a Fund are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

     To the extent consistent with applicable provisions of the Investment Company Act and the rules and exemptions adopted by the SEC under the Investment Company Act, the Trustees have determined that transactions for a Fund may be executed through Prudential Securities and other affiliated broker-dealers if, in the judgment of the Subadviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and reasonable rate. Furthermore, the Trustees of the Company, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to PSI are consistent with the foregoing standard. In accordance with Section 11(a) of the 1934 Act, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and Prudential Securities. Section 11(a) provides that Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with PSI also are subject to such fiduciary standards as may be imposed by applicable law.

     The Funds may use PSI and other affiliated broker-dealers as a futures commission merchant in connection with entering into futures contracts and options on futures contracts if, in the judgment of a Fund's Subadviser, the affiliated broker-dealer charges the Fund a fair and reasonable rate. This standard would allow PSI to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

     The Company does not market its shares through intermediary brokers or dealers; therefore, it is not the Company's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Subadvisers may place portfolio orders with qualified broker-dealers who recommend the Company to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

     Transactions in options and futures by a Fund will be subject to limitations established by each of the exchanges and boards of trade governing the maximum position which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options and futures are written or held on the same or different exchanges or are written or held in one or more accounts or though one or more brokers. Thus, the number of options and futures which a Fund may write or hold may be affected by options and futures written or held by the Adviser and other investment advisory clients of the Subadviser. An exchange or board of trade may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The Funds will not purchase any security, including U.S. Government securities, during the existence of any underwriting or selling group relating thereto of which PSI is a member, except to the extent permitted by SEC rules.

     During the years ended September 30, 1996, 1995 and 1994, the Company paid 0, $965 and $3,247, respectively, in brokerage commissions to Prudential Securities.

                     PURCHASE AND REDEMPTION OF FUND SHARES

     Shares of Prudential Active Balanced Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of Prudential Active Balanced Fund and shares of Prudential Stock Index Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus of each Fund.

     Each class represents an interest in the same assets of Prudential Active Balanced Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service expenses (except for Class Z shares which are not subject to any sales charge or distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP

     Using the net asset value of of Prudential Stock Index Fund, at September 30, 1996, the maximum offering price of the Fund's shares is $16.06. For Prudential Active Balanced Fund, under the current distribution arrangements between the Company and the Distributor, Class A shares are sold with a maximum sales charge of 5% and Class B*,

Class C* and Class Z** shares are sold at net asset value. Using the net asset value of Prudential Active Balanced Fund at September 30, 1996, the maximum offering price of the Fund's shares is as follows:


                                                                                    Prudential Active
                                                                                      Balanced Fund
                                                                                    -----------------
Class A**
Net asset value and redemption price per Class A share ...........................        $13.01
Maximum sales charge (5% of offering price) ......................................           .68
                                                                                          ------
Offering price to public .........................................................        $13.69
                                                                                          ======
Class B**
Net asset value, redemption price and offering price per Class B share* ..........        $13.01
                                                                                          ======
Class C**
Net asset value, redemption price and offering price per Class C share* ..........        $13.01
                                                                                          ======
Class Z
Net asset value, offering price and redemption price per Class Z share ...........        $13.01
                                                                                          ======

-----------

* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of Prudential Active Balanced Fund.

** Class A, B, and C shares of Prudential Active Balanced Fund were not offered on September 30, 1996.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of Prudential Active Balanced Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus of Prudential Active Balanced Fund.

     An eligible group of related Fund investors includes any combination of the following:

          (a) an individual;

          (b) the individual's spouse, their children and their parents;

          (c) the individual's and spouse's Individual Retirement Account (IRA);

          (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

          (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

          (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

          (g) one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code.

     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of Prudential Active Balanced Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. The value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering or price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus of Prudential Active Balanced Fund. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

     LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of Prudential Active Balanced Fund and shares of other Prudential Mutual Funds. All shares of Prudential Active Balanced Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

     A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal, except in the case of retirement and group plans.

     The Letter of Intent does not obligate the investor to purchase, nor the Company to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of Prudential Active Balanced Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

     The contingent deferred sales charge is waived under circumstances described in the Prospectus of Prudential Active Balanced Fund. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prudential Active Balanced Fund Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

Category of Waiver                           Required Documentation
------------------                           ----------------------
Death                                        A copy of the shareholder's
                                             death certificate or, in the
                                             case of a trust, a copy of the
                                             grantor's death certificate,
                                             plus a copy of the trust
                                             agreement identifying the
                                             grantor.

Disability--An individual will               A copy of the Social Security
be considered disabled if he or              Administration award letter or a
she is unable to engage in any               letter from a physician on the
that substantial gainful                     physician's letterhead stating
activity by reason of any                    the shareholder (or, in the case
medically determinable physical              of a trust, the grantor) is
or mental impairment which can               permanently disabled. The letter
be expected to result in death               must also indicate the date of
or to be of long-continued and               disability.
indefinite duration.


Distribution from an IRA or 403(b)           A copy of the distribution form
Custodial Account                            from the custodial firm indicating
                                             (i) the date of birth of the
                                             shareholder and (ii) that the
                                             shareholder is over age 59 1/2
                                             and is taking a normal
                                             distribution--signed by the
                                             shareholder.

Category of Waiver                           Required Documentation
------------------                           ----------------------


Distribution from Retirement Plan            A letter signed by the plan
                                             administrator/trustee indicating
                                             the reason for the distribution.

Excess Contributions                         A letter from the shareholder
                                             (for an IRA) or the plan
                                             administrator/trustee on company
                                             letterhead indicating the amount
                                             of the excess and whether or not
                                             taxes have been paid.

     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to its shareholders the following privileges and plans.

     AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

     EXCHANGE PRIVILEGE. The Company makes available to its shareholders the privilege of exchanging their shares of a Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     CLASS A. Shareholders of Prudential Active Balanced Fund may exchange their Class A shares for shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

     The following money market funds participate in the Class A Exchange
Privilege:

       Prudential California Municipal Fund
        (California Money Market Series)

       Prudential Government Securities Trust
        (Money Market Series)
        (U.S. Treasury Money Market Series)

       Prudential Municipal Series Fund
        (Connecticut Money Market Series)
        (Massachusetts Money Market Series)
        (New York Money Market Series)
        (New Jersey Money Market Series)

       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.

     CLASS B AND CLASS C. Shareholders of Prudential Active Balanced Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of Prudential Active Balanced Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into Prudential Active Balanced Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

     CLASS Z. Class Z shares of Prudential Active Balanced Fund and shares of Prudential Stock Index Fund may be exchanged for Class Z shares of other Prudential Mutual Funds.

     Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec.

     The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including a Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)



Period of Monthly Investments:      $100,000   $150,000   $200,000   $250,000
------------------------------      ---------  --------   --------   --------
25 Years .......................      $  110     $  165     $  220    $  275
20 Years .......................         176        264        352       440
15 Years .......................         296        444        592       740
10 Years .......................         555        833      1,110     1,388
 5 Years .......................       1,371      2,057      2,742     3,428

-----------

(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

     See "Automatic Savings Accumulation Plan."

     AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of a Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

     SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of Prudential Active Balanced Fund.

     In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment
Account--Automatic Reinvestment of Dividends and Distributions."

     Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

     TAX-DEFERRED RETIREMENT PLANS. Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees an other details are available from Prudential Securities or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

     Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)

         Contributions                      Personal
         Made Over:                          Savings           IRA
         -------------                      --------        --------
         10 years .....................     $ 26,165        $ 31,291
         15 years .....................       44,676          58,649
         20 years .....................       68,109          98,846
         25 years .....................       97,780         157,909
         30 years .....................      135,346         244,692

----------

(1) The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

MUTUAL FUND PROGRAMS

     From time to time, the Company (or a portfolio of the Company, if applicable) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE

     Portfolio securities of each Fund are generally valued as follows: (1) Securities for which the primary market is on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day; (2) Securities that are actively traded in the OTC market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker; (3) Securities issued in private placements are valued at the mean between the bid and asked prices provided by primary market dealers or, if no primary dealers are able to provide a market value, at fair value determined by a valuation committee of Trustees (the Valuation Committee); (4) U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service; (5) Short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days for which reliable market quotations are readily available, are valued at current market quotations as provided by an independent broker/dealer or pricing service; (6) Short-term investments with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless the Trustees determine that such valuation does not represent fair value; (7) Options on securities that are listed on an exchange are valued at the last sales price at the close of trading on such exchange or, if there was no sale on the applicable options exchange on such day, at the average of the quoted bid and asked prices as of the close of such exchange; (8) Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the average of quoted bid and asked prices as of the close of such exchange or board of trade; (9) Quotations of foreign securities in a foreign currency shall be converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer; (10) Forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts; (11) OTC options are valued at the mean between bid and asked prices provided by a dealer, with additional prices obtained for comparison, monthly and as indicated by monitoring of the underlying securities; (12) Securities for which market quotations are not available, other than private placements, are valued at a price supplied by a pricing agent approved by the Trustees; (13) Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the applicable Subadviser, does not represent fair value, are valued by the Valuation Committee on the basis of cost of the security, transactions in comparable securities, relationships among various securities and other factors determined by the Subadviser to materially affect the value of the security. The Company may engage pricing services to obtain any prices.

     Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the current rate obtained from a recognized bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees of the Company.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the NYSE will not be reflected in the Fund's calculation of net asset values unless, pursuant to procedures adopted by the Trustees, the Subadviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

     The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Company. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

                                      TAXES

     The following is a brief summary of some of the more important tax considerations affecting the Company, the Funds and their shareholders. No attempt is made to present a detailed explanation of all federal, state, local, and foreign income tax considerations. Neither this discussion nor the tax discussion in the Prospectus is intended to substitute for careful individual tax planning. Accordingly, potential investors are urged to consult their own tax advisers with specific reference to their own tax situation.

TAX CONSEQUENCES TO THE FUNDS

     As a separate entity for federal tax purposes, each Fund intends to continue to qualify separately for tax treatment as a regulated investment company (RIC) under subchapter M of the Internal Revenue Code. If so qualified, each Fund will not be subject to federal income tax with respect to its net investment income and net realized capital gains, if any, that are distributed to its shareholders. In order to qualify for treatment as a RIC, each Fund will have to meet income diversification, distribution, and certain other requirements set forth in the Internal Revenue Code. If, in any year, a Fund should fail to qualify under the Internal Revenue Code for tax treatment as a RIC, the Fund would incur a regular federal corporate income tax on its taxable income, if any, for that year.

     INCOME AND DIVERSIFICATION REQUIREMENTS. The income tests require each Fund to derive (i) at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies

(Income Requirement) and (ii) less than 30% of its gross income in each taxable year from the sale or other disposition of (A) stock or securities held for less than three months, (B) options, futures, or forward contracts (other than those on foreign currencies) held for less than three months, and (C) foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) ("Short-Short Limitation"). Each Fund also must diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the Fund's total assets and not more than 10% of the outstanding voting securities, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs).

     DISTRIBUTION REQUIREMENT. Each Fund must distribute (or be deemed to have distributed) 90% or more of its investment company taxable income (generally consisting of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) for each taxable year. Each Fund also must meet certain other distribution requirements to avoid a 4% nondeductible excise tax (these requirements are collectively referred to below as the "RIC distribution requirements").

     ZERO COUPON SECURITIES AND ORIGINAL ISSUE DISCOUNT. The Funds may invest in zero coupon securities and other securities issued with original issue discount. Such securities generate current income subject to the distribution requirements without providing cash available for distribution. The Funds do not anticipate that such investments will adversely affect their ability to meet the RIC distribution requirements.

     FOREIGN INVESTMENTS. If a Fund purchases shares in certain foreign corporations called "passive foreign investment companies" ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a dividend by the Fund to its shareholders. Because a credit for this tax could not be passed through to shareholders, the tax effectively would reduce the Fund's economic return from its PFIC investment. Additional charges in the nature of interest may be imposed on a PFIC investor in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Internal Revenue Code, then in lieu of the foregoing tax and interest, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the RIC distribution requirements. Management of the Company will consider these potential tax consequences in evaluating whether to invest in a PFIC.

     Net investment income or capital gains earned by a Fund's investments in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount and the countries in which the Fund's assets will be invested are not known. The Fund intends to operate so as to qualify for treaty-reduced rates of tax where applicable.

     CURRENCY FLUCTUATIONS--SECTION 988 GAINS AND LOSSES. Gains or losses attributable to fluctuations in exchange rates between the time Prudential Active Balanced Fund accrues dividends, interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, generally will be treated as ordinary income or loss. Similarly, gains or losses on the disposition of foreign currencies or debt securities held by the Fund denominated in a foreign currency, if any, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, generally will also be treated as ordinary income or loss. These gains and losses are referred to under the Internal Revenue Code as "Section 988" gains and losses.

     Furthermore, foreign currency gains and losses attributable to certain forward contracts, futures contracts that are not "regulated futures contracts," equity options and unlisted non-equity options also will be treated as Section 988 gains and losses. (In certain circumstances, however, the Company may elect capital gain or loss treatment for such transactions.) Section 988 gains and losses will increase or decrease the amount of the Company's investment company taxable income available for distribution. The Company does not anticipate that any Section 988 gains and losses the Fund may realize will adversely affect the ability of the Fund to qualify as a RIC under the Internal Revenue Code.

     OPTION AND FUTURES TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses each Fund realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward contracts derived by a Fund with respect to its business of investing in stock, securities, or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts thereon, that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation if they are held for less than three months.

     If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Fund does not so qualify, it may be forced to defer the closing out of certain options, futures, and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

     Under Section 1256 of the Internal Revenue Code, gain or loss on certain options, futures contracts, options on futures contracts (Section 1256 contracts), other than Section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply, will be treated as 60% long-term and 40% short-term capital gain or loss (blended gain or loss). In addition, Section 1256 contracts held by a Fund at the end of each taxable year will be required to be treated as sold at fair market value on the last day of such taxable year for federal income tax purposes and the resulting gain or loss will be treated as blended gain or loss and will affect the amount of distributions required to be made by a Fund in order to satisfy the RIC distribution requirements.

     Offsetting positions held by a Fund involving certain futures and options transactions may be considered to constitute "straddles" which are subject to special rules under the Internal Revenue Code. Under these rules, depending on different elections which may be made by the Company, the amount, timing and character of gain and loss realized by the Company and its shareholders may be affected.

TAX CONSEQUENCES TO SHAREHOLDERS

     Ordinarily, distributions of a RIC's investment company taxable income would be taxable to shareholders as ordinary income to the extent of the earnings and profits of the RIC. To the extent that a distribution exceeds the RIC's earnings and profits, it would be treated as a nontaxable return of capital to the extent of the shareholder's tax basis in the shares of the RIC. Distributions of net capital gain ordinarily would be taxable as long-term capital gains. The rules discussed in this paragraph generally would apply regardless of the length of time a shareholder holds the shares of the RIC.

     The Company's present intention is to offer shares of the Funds primarily to qualified retirement plans and other tax-exempt investors to whom the foregoing rules do not apply. The Funds intend to satisfy the RIC distribution requirements by distributions in the form of additional shares to its shareholders. However, shareholders may redeem their shares, including shares received as dividends or distributions, at any time for cash. Distributions are generally not taxable to the participants in the shareholder plans. Distributions from a qualified retirement plan to a participant or beneficiary are subject to special rules. Because the effect of these rules varies greatly with individual situations, potential investors are urged to consult their own tax advisers.

     TAX CONSEQUENCES TO NON-EXEMPT SHAREHOLDERS. Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders that are not tax-exempt entities for the year in which that December 31 falls.

     If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Non-exempt investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the purchaser will receive some portion of the purchase price back as a taxable distribution.

                        PERFORMANCE AND YIELD INFORMATION

     From time to time, the Company may quote a Fund's yield or total return in advertisements or in advertisements, sales literature, reports and other communications to shareholders.

AVERAGE ANNUAL TOTAL RETURN

     A Fund's "average annual total return" is computed according to a formula prescribed by the SEC, expressed as follows:

                                 P(1+T)(n) = ERV

Where:   P = a hypothetical initial payment of $1,000.
         T = average annual total return.
         n = number of years.
         ERV = Ending Redeemable Value (ERV) at the end of a 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period assuming reinvestment of all dividends and distributions and the effect of the maximum annual fee for participation in the Company.

     The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund. The Average Annual Total Return for the year ended September 30, 1996 and for the period from commencement of each Fund's operations (November 5, 1992 for the Stock Index Fund, and January 4, 1993 for the Active Balanced Fund) through March 31, 1996 was: Active Balanced, 17.4% and 10.6%, respectively; Stock Index, 31.3% and 16.1%, respectively. These amounts are computed by assuming a hypothetical initial payment of $1,000. It was then assumed that all of the dividends and distributions paid by the Fund over the relevant time period were reinvested. It was then assumed that at the end of the time period, the entire amountwas redeemed.

AGGREGATE TOTAL RETURN

     A Fund's aggregate total return represents the cumulative change in the value of an investment in the Fund for the specified period and is computed by the following formula:

                                     ERV - P
                                     -------
                                        P

Where:   P = a hypothetical initial payment of $1,000.

         ERV = Ending Redeemable Value (ERV) at the end of a 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period assuming reinvestment of all dividends and distributions and the effect of the maximum annual fee for participation in the Company.

     The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

     A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund. Consequently, the given performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

     A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities. The aggregate total return for the period from commencement of each Fund's operations through March 31, 1996 was: Active Balanced, 38.6% and Stock Index, 66.0%.

     From time to time, the performance of a Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)

                                      [CRC]

                                     [CHART

-----------

(1) Source: Ibbotson Associates Stocks, Bonds, Bills and Inflation--1995 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stock in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND INDEPENDENT ACCOUNTANTS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Company's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for a Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

     Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey 08837 serves as the Transfer and Dividend Disbursing Agent of each Fund. PMFS is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Company, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $9.50, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $0.20. PMFS is also reimbursed for its out-of-pocket expenses, including, but not limited to, postage, stationery, printing allocable communications expenses and other costs.

     Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serves as the Company's independent accountants, and in that capacity audits the annual reports of each Fund. Only two of the Funds included in the financial statements, Prudential Active Balanced Fund and Prudential Stock Index Fund, currently exist.

                THE PRUDENTIAL            GROWTH STOCK FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            LONG-TERM INVESTMENTS
            Common Stocks--98.7%
            Aerospace/Defense--2.4%
  78,200    Boeing Co..........................  $ 5,337,150
                                                 -----------
            Airlines--1.9%
  56,900    AMR Corp.(a).......................    4,103,913
                                                 -----------
            Beverages--3.0%
  49,500    Coca-Cola Co.......................    3,415,500
  61,000    PepsiCo Inc........................    3,111,000
                                                 -----------
                                                   6,526,500
                                                 -----------
            Commercial Services--1.4%
  90,850    CUC International, Inc.(a).........    3,168,394
                                                 -----------
            Computer Software & Services--14.3%
  55,400    America Online Inc.................    3,808,750
  78,300    AutoDesk, Inc......................    3,425,625
  85,300    Cisco Systems, Inc.(a).............    5,885,700
            Computer Associates International,
  72,150      Inc..............................    3,048,337
  36,400    Macromedia Inc.....................    2,079,350
  52,900    Microsoft Corp.(a).................    4,787,450
  64,600    SAP AG (ADR) (Germany).............    3,544,925
  62,300    Silicon Graphics Inc.(a)...........    2,141,563
  87,400    Symbol Technologies, Inc.(a).......    2,895,125
                                                 -----------
                                                  31,616,825
                                                 -----------
            Cosmetics & Soaps--1.7%
  79,300    Gillette Co........................    3,776,663
                                                 -----------
            Drugs & Medical Supplies--7.4%
 109,000    Astra AB Class A (Sweden)..........    3,904,135
  44,900    Lilly (Eli) & Co...................    4,035,388
  62,900    Merck & Co., Inc...................    3,522,400

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Smith Kline Beecham PLC (ADR)
  94,300      (United Kingdom).................  $ 4,773,937
                                                 -----------
                                                  16,235,860
                                                 -----------
            Electronics--11.1%
 104,400    Hewlett-Packard Co.................    8,704,350
 131,500    Intel Corp.........................    7,906,437
 102,000    Motorola, Inc......................    7,790,250
                                                 -----------
                                                  24,401,037
                                                 -----------
            Financial Services--7.3%
  43,900    Federal National Mortgage Assn.....    4,543,650
  35,900    First Financial Mgmt. Corp.........    3,504,737
  27,200    Morgan Stanley Group, Inc..........    2,614,600
  61,500    Mutual Risk Management, Ltd........    2,429,250
  61,800    The PMI Group Inc..................    2,927,775
                                                 -----------
                                                  16,020,012
                                                 -----------
            Health Care Services--0.6%
  53,800    Value Health, Inc.(a)..............    1,425,700
                                                 -----------
            Hospital Management--1.9%
  86,100    United Healthcare Corp.............    4,208,138
                                                 -----------
            Insurance--1.1%
            American International Group,
  29,450      Inc..............................    2,503,250
                                                 -----------
            Leisure--3.8%
  94,300    Disney (Walt) Co...................    5,410,462
  99,600    Harrahs Entertainment Inc.(a)......    2,913,300
                                                 -----------
                                                   8,323,762
                                                 -----------
            Lodging--0.8%
  75,300    Promus Cos., Inc.(a)...............    1,713,075
                                                 -----------
            Machinery--1.2%
  78,300    Harnischfeger Industries, Inc......    2,613,263
                                                 -----------

                                         See Notes to Financial Statements.
                                       B-39

                THE PRUDENTIAL           GROWTH STOCK FUND
(LOGO)          INSTITUTIONAL            PORTFOLIO OF INVESTMENTS
                FUND                     SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Media--7.1%
            Clear Channel Communications,
  44,400      Inc.(a)..........................  $ 3,363,300
            News Corp. Ltd. (ADR)
 120,100      (Australia)......................    2,642,200
  48,900    Omnicom Group......................    3,184,613
            Reuters Holdings PLC (ADR)
  70,100      (United Kingdom).................    3,706,537
  43,800    Scholastic Corp.(a)................    2,748,450
                                                 -----------
                                                  15,645,100
                                                 -----------
            Miscellaneous Basic Industry--4.2%
  36,000    Applied Materials, Inc.(a).........    3,681,000
  62,400    Cerner Corp.(a)....................    2,137,200
  27,300    ITT Corp...........................    3,385,200
                                                 -----------
                                                   9,203,400
                                                 -----------
            Miscellaneous Consumer Growth--0.9%
  29,900    Eastman Kodak Co...................    1,771,575
   7,000    Luxottica Group (ADR) (Italy)......      342,125
                                                 -----------
                                                   2,113,700
                                                 -----------
            Office Equipment & Supplies--1.3%
  58,000    Compaq Computer Corp.(a)...........    2,805,750
                                                 -----------
            Railroads--1.1%
  37,800    Union Pacific Corp.................    2,504,250
                                                 -----------
            Restaurants--2.5%
            Lone Star Steakhouse & Saloon,
  69,400      Inc.(a)..........................    2,845,400
  68,000    McDonald's Corp....................    2,601,000
                                                 -----------
                                                   5,446,400
                                                 -----------
            Retail--4.6%
 122,300    AutoZone, Inc.(a)..................    3,118,650
  85,350    Dollar General Corp................    2,507,156
  55,533    Home Depot, Inc....................    2,214,379
  46,400    Kohls Corp. (a)....................    2,407,000
                                                 -----------
                                                  10,247,185
                                                 -----------

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Technology--10.8%
  74,600    Adobe Systems, Inc.................  $ 3,860,550
  37,800    Broderbund Software Inc............    2,877,525
  34,233    Chiron Corp.(a)....................    3,098,086
  35,700    Cirrus Logic, Inc.(a)..............    2,043,825
  59,500    Intuit Inc.........................    2,796,500
 123,900    LSI Logic Corp.(a).................    7,155,225
 101,800    Pyxis Corp.(a).....................    1,972,375
                                                 -----------
                                                  23,804,086
                                                 -----------
            Telecommunications--4.8%
  74,700    Nokia Corp. (ADR) (Finland)........    5,210,325
  46,800    Tellabs, Inc.(a)...................    1,971,450
            Vodafone Group PLC (ADR)
  82,100      (United Kingdom).................    3,366,100
                                                 -----------
                                                  10,547,875
                                                 -----------
            Transportation--1.5%
            Wisconsin Central Transportation
  48,900      Corp.(a).........................    3,264,075
                                                 -----------
            Total common stocks
            (cost $163,489,413)................  217,555,363
                                                 -----------
Principal
 Amount
 (000)      SHORT-TERM INVESTMENT
--------
            Repurchase Agreement--2.2%
$  4,819    Joint Repurchase Agreement Account,
            6.39%, 10/2/95 (Note 5)
              (cost $4,819,000)................    4,819,000
                                                 -----------
            Total Investments--100.9%
            (cost $168,308,413; Note 4)........  222,374,363
            Liabilities in excess of other
              assets--(0.9%)...................   (1,868,969)
                                                 -----------
            Net Assets--100%...................  $220,505,394
                                                 -----------
                                                 -----------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
                                         See Notes to Financial Statements.
                                       B-40

                THE PRUDENTIAL           STOCK INDEX FUND
(LOGO)          INSTITUTIONAL            PORTFOLIO OF INVESTMENTS
                FUND                     SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            LONG-TERM INVESTMENTS
            Common Stocks and Equivalents--81.7%
            Aerospace/Defense--1.7%
   5,400    Allied-Signal, Inc.................  $   238,275
   6,600    Boeing Co..........................      450,450
   1,200    General Dynamics Corp..............       65,850
   3,830    Lockheed Corp......................      257,089
   1,700    Loral Corp.........................       96,900
   2,200    McDonnell Douglas Corp.............      182,050
   1,000    Northrop Corp......................       60,875
   2,400    Raytheon Co........................      204,000
   4,200    Rockwell International Corp........      198,450
                                                 -----------
                                                   1,753,939
                                                 -----------
            Airlines--0.3%
   1,450    AMR Corp.(a).......................      104,581
   1,000    Delta Airlines, Inc................       69,250
   2,700    Southwest Airlines Co..............       68,175
   1,200    USAir Group Inc.(a)................       13,800
                                                 -----------
                                                     255,806
                                                 -----------
            Aluminum--0.4%
   4,400    Alcan Aluminum Ltd.................      142,450
   3,400    Aluminum Co. of America............      179,775
   1,250    Reynolds Metals Co.................       72,188
                                                 -----------
                                                     394,413
                                                 -----------
            Automobiles & Trucks--2.0%
   7,400    Chrysler Corp......................      392,200
     800    Cummins Engine, Inc................       30,800
   2,000    Dana Corp..........................       57,750
   1,200    Echlin Inc.........................       42,900
  20,700    Ford Motor Co......................      644,287
  14,400    General Motors Corp................      675,000
   2,400    Genuine Parts Co...................       96,300
     800    Johnson Controls, Inc..............       50,600
                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------

   1,420    Navistar International Corp.(a)....  $    17,040
   1,200    Safety Kleen Corp..................       17,550
                                                 -----------
                                                   2,024,427
                                                 -----------
            Banking--5.1%
   7,637    Banc One Corp......................      278,750
   2,200    Bank of Boston Corp................      104,775
   3,700    Bank of New York Co., Inc..........      172,050
   7,200    BankAmerica Corp...................      431,100
   1,500    Bankers Trust NY Corp..............      105,375
   1,900    Barnett Banks, Inc.................      107,588
   2,500    Boatmen's Bancshares...............       92,500
   3,400    Chase Manhattan Corp...............      207,825
   4,900    Chemical Banking Corp..............      298,287
   7,700    Citicorp...........................      544,775
   2,700    CoreStates Financial Corp..........       98,888
   1,700    First Chicago Corp.................      116,662
   1,500    First Fidelity Bancorp, Inc........      101,250
   1,500    First Interstate Bank Corp.........      151,125
   3,300    First Union Corp...................      168,300
   2,700    Fleet Financial Group, Inc.........      101,925
   1,100    Golden West Financial Corp.........       55,550
   2,700    Great Western Financial Corp.......       64,125
   2,300    H.F. Ahmanson & Co.................       58,363
   4,400    KeyCorp............................      150,700
   2,825    Mellon Bank Corp...................      126,066
   3,600    Morgan (J.P.) & Co., Inc...........      278,550
   2,900    National City Corp.................       89,538
   5,300    NationsBank Corp...................      356,425
   3,000    NBD Bancorp, Inc...................      114,750
   6,200    Norwest Corp.......................      203,050
   4,400    PNC Financial Corp.................      122,650
   1,100    Republic New York Corp.............       64,350
   2,400    Shawmut National Corp..............       80,700
   2,200    Suntrust Banks, Inc................      145,475
   1,800    U.S. Bancorp.......................       50,850
     900    Wells Fargo & Co...................      167,062
                                                 -----------
                                                   5,209,379
                                                 -----------

                                         See Notes to Financial Statements.
                                       B-41

                THE PRUDENTIAL         STOCK INDEX FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Beverages--3.0%
     800    Adolph Coors Co....................  $    14,500
   4,900    Anheuser Busch Cos., Inc...........      305,637
   1,200    Brown-Forman Corp..................       46,650
  24,400    Coca-Cola Co.......................    1,683,600
  15,200    PepsiCo Inc........................      775,200
   7,200    Seagram Co., Ltd...................      258,300
                                                 -----------
                                                   3,083,887
                                                 -----------
            Chemicals--2.1%
   2,200    Air Products & Chemicals, Inc......      114,675
     550    Albemarle Corp.....................       10,313
   5,200    Dow Chemical Co....................      387,400
  10,700    duPont (E.I.) de Nemours & Co......      735,625
   1,600    Eastman Chemical Co................      102,400
   1,800    Grace (W.R.) & Co..................      120,150
   2,200    Hercules, Inc......................      127,600
   2,300    Monsanto Co........................      231,725
   1,300    Nalco Chemical Co..................       44,362
   1,300    Rohm & Haas Co.....................       78,487
   1,000    Sigma-Aldrich......................       48,500
   2,600    Union Carbide Corp.................      103,350
                                                 -----------
                                                   2,104,587
                                                 -----------
            Chemical-Specialty--0.4%
   2,625    Engelhard Corp.....................       66,609
     400    First Mississippi Corp.............       15,950
   1,300    Great Lakes Chemical Corp..........       87,913
   2,800    Morton International, Inc..........       86,800
   2,600    Praxair, Inc.......................       69,550
     900    Raychem Corp.......................       40,500
                                                 -----------
                                                     367,322
                                                 -----------
            Commercial Services--0.2%
   3,350    CUC International, Inc.(a).........      116,831
   1,500    Deluxe Corp........................       49,687
     600    Harland (John H.) Co...............       13,275
   1,900    Moore Corp. Ltd....................       38,238

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
     800    Ogden Corp.........................  $    18,800
                                                 -----------
                                                     236,831
                                                 -----------
            Computer Software & Services--3.0%
     900    AutoDesk, Inc......................       39,375
   2,800    Automatic Data Processing, Inc.....      190,750
   1,400    Cabletron Systems, Inc.(a).........       92,225
     900    Ceridian Corp.(a)..................       39,937
   5,200    Cisco Systems, Inc.(a).............      358,800
            Computer Associates International,
   4,600      Inc..............................      194,350
   1,050    Computer Sciences Corp.(a).........       67,594
   1,000    Intergraph Corp.(a)................       12,125
   4,000    Micron Technology Inc..............      318,000
  11,300    Microsoft Corp.(a).................    1,022,650
   6,900    Novell, Inc.(a)....................      125,925
   8,350    Oracle Systems Corp.(a)............      320,431
   3,000    Silicon Graphics Inc.(a)...........      103,125
   1,800    Sun Microsystems Inc.(a)...........      113,400
   1,900    Tandem Computers Inc.(a)...........       23,275
                                                 -----------
                                                   3,021,962
                                                 -----------

            Construction--0.1%
   1,600    Fluor Corp.........................       89,600
     700    Foster Wheeler Corp................       24,762
     600    Kaufman & Broad Home Corp..........        7,575
     500    Pulte Corp.........................       14,188
                                                 -----------
                                                     136,125
                                                 -----------
            Consumer Goods--0.5%
     600    Centex Corp........................       17,400
     600    Fleetwood Enterprises, Inc.........       11,925
   3,100    Lowes Companies, Inc...............       93,000
   3,200    Masco Corp.........................       88,000
   2,200    Maytag Corp........................       38,500
   1,000    Owens-Corning Fiberglas Corp.(a)...       44,625
            Pioneer Hi Bred International,
   1,600      Inc..............................       73,600

                                         See Notes to Financial Statements.
                                       B-42

                THE PRUDENTIAL          STOCK INDEX FUND
(LOGO)          INSTITUTIONAL           PORTFOLIO OF INVESTMENTS
                FUND                    SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Consumer Goods, cont'd.
     900    Stanley Works......................  $    39,038
   1,500    Whirlpool Corp.....................       86,625
                                                 -----------
                                                     492,713
                                                 -----------
            Containers--0.1%
     600    Ball Corp..........................       17,775
     900    Bemis, Inc.........................       24,863
   1,700    Crown Cork & Seal, Inc.(a).........       65,875
                                                 -----------
                                                     108,513
                                                 -----------
            Cosmetics & Soaps--1.9%
     500    Alberto Culver Co..................       15,250
   1,350    Avon Products, Inc.................       96,863
   1,000    Clorox Co..........................       71,375
   2,800    Colgate-Palmolive Co...............      186,550
   8,600    Gillette Co........................      409,575
            International Flavors & Fragrances
   2,150      Inc..............................      103,737
  13,300    Procter & Gamble Co................    1,024,100
                                                 -----------
                                                   1,907,450
                                                 -----------
            Diversified Gas--0.1%
   2,100    Coastal Corp.......................       70,613
     400    Eastern Enterprises, Inc...........       12,850
   1,400    Enserch Corp.......................       23,100
   1,000    NICOR Inc..........................       27,250
     500    Oneok Inc..........................       11,625
                                                 -----------
                                                     145,438
                                                 -----------
            Drugs & Medical Supplies--7.1%
  15,300    Abbott Laboratories................      652,162
   1,600    ALZA Corp.(a)......................       36,800
   6,000    American Home Products Corp........      509,250
   5,100    Amgen, Inc.(a).....................      254,362
   1,000    Bard (C.R.), Inc...................       30,500
   1,100    Bausch & Lomb, Inc.................       45,513
                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
   5,300    Baxter International Inc...........  $   217,962
   1,300    Becton Dickinson & Co..............       81,738
   2,300    Biomet, Inc.(a)....................       39,675
   2,900    Boston Scientific Corp.(a).........      123,613
   9,850    Bristol-Myers Squibb Co............      717,819
  12,500    Johnson & Johnson Co...............      926,562
   5,700    Lilly (Eli) & Co...................      512,287
   4,500    Medtronic, Inc.....................      241,875
  23,900    Merck & Co., Inc...................    1,338,400
  12,200    Pfizer Inc.........................      651,175
   7,200    Schering-Plough Corp...............      370,800
     900    St. Jude Medical, Inc.(a)..........       56,925
   1,100    United States Surgical Corp........       29,425
   3,300    Upjohn Co..........................      147,263
   2,600    Warner Lambert Co..................      247,650
                                                 -----------
                                                   7,231,756
                                                 -----------
            Electronics--4.0%
   2,000    Advanced Micro Devices, Inc.(a)....       58,250
   2,500    Amdahl Corp.(a)....................       24,063
   4,184    AMP Inc............................      161,084
   2,400    Apple Computer, Inc................       89,400
     400    Cray Research, Inc.(a).............        8,850
     400    Data General Corp.(a)..............        4,150
   2,800    Digital Equipment Corp.(a).........      127,750
   1,100    EG&G, Inc..........................       21,450
   4,300    Emerson Electric Co................      307,450
     800    Harris Corp........................       43,900
   9,900    Hewlett-Packard Co.................      825,412
  15,900    Intel Corp.........................      955,987
  11,400    Motorola, Inc......................      870,675
   2,300    National Semiconductors Corp.(a)...       63,538
     800    Perkin Elmer Corp..................       28,500
   1,300    Tandy Corp.........................       78,975
     600    Tektronix, Inc.....................       35,400
   3,700    Texas Instruments Inc..............      295,537
     350    Thomas & Betts Corp................       22,619
     900    Zenith Electronics Corp.(a)........        7,763
                                                 -----------
                                                   4,030,753
                                                 -----------

                                         See Notes to Financial Statements.
                                      B-43

                THE PRUDENTIAL         STOCK INDEX FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Financial Services--2.4%
   9,400    American Express Co................  $   417,125
   1,000    Beneficial Corp....................       52,250
   2,000    Block (H&R), Inc...................       76,000
   3,258    Dean Witter Discover & Co..........      183,262
   3,500    Federal Home Loan Mortgage Corp....      241,937
   5,350    Federal National Mortgage Assn.....      553,725
   2,300    First Data Corp....................      142,600
   1,900    Household International Corp.......      117,800
   2,850    MBNA Corp..........................      118,631
   3,400    Merrill Lynch & Co., Inc...........      212,500
   1,500    Morgan Stanley Group, Inc..........      144,188
   2,100    Salomon, Inc.......................       80,325
   1,350    Transamerica Corp..................       96,188
                                                 -----------
                                                   2,436,531
                                                 -----------
            Food & Beverage--2.3%
  10,596    Archer-Daniels-Midland Co..........      162,910
   4,800    Campbell Soup Co...................      241,200
   4,700    ConAgra, Inc.......................      186,237
   2,900    CPC International, Inc.............      191,400
     700    Fleming Cos., Inc..................       16,800
   3,050    General Mills, Inc.................      170,038
   1,200    Giant Foods, Inc...................       37,650
   4,700    Heinz (H.J.) Co....................      215,025
   1,500    Hershey Foods Corp.................       96,563
   4,250    Kellogg Co.........................      307,594
   2,600    Quaker Oats Co.....................       86,125
   2,000    Ralston Purina Co..................      115,750
   9,200    Sara Lee Corp......................      273,700
   3,500    Sysco Corp.........................       95,375
   2,300    Wrigley (W.M.) Junior Co...........      116,150
                                                 -----------
                                                   2,312,517
                                                 -----------
            Forest Products--1.5%
     900    Boise Cascade Corp.................       36,338
   1,900    Champion International Corp........      102,362
     160    Crown Vantage Inc.(a)..............        3,560
     900    Federal Paper Board, Inc...........       34,538
   1,750    Georgia Pacific Corp...............      153,125

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------

   4,900    International Paper Co.............  $   205,800
   1,600    James River Corp...................       51,200
   3,100    Kimberly Clark Corp................      208,087
   2,100    Louisiana Pacific Corp.............       50,663
   1,000    Mead Corp..........................       58,625
     600    Potlatch Corp......................       24,525
   2,900    Scott Paper Co.....................      140,650
   1,900    Stone Container Corp...............       36,100
   1,100    Temple Inland Inc..................       58,575
   1,300    Union Camp Corp....................       74,912
   1,300    Westvaco Corp......................       59,313
   3,900    Weyerhaeuser Co....................      177,937
   1,000    Willamette Industries, Inc.........       66,750
                                                 -----------
                                                   1,543,060
                                                 -----------
            Gas Pipelines--0.5%
   3,018    Cinergy Corp.......................       84,127
   1,000    Columbia Gas System, Inc.(a).......       38,625
   1,800    Consolidated Natural Gas Co........       72,675
   4,900    Enron Corp.........................      164,150
   2,300    Noram Energy Corp..................       18,112
   2,900    Panhandle Eastern Corp.............       79,025
     700    Peoples Energy Corp................       19,250
   2,000    Williams Cos., Inc.................       78,000
                                                 -----------
                                                     553,964
                                                 -----------
            Hospital Management--0.9%
   1,900    Beverly Enterprises, Inc.(a).......       26,125
   8,552    Columbia Healthcare Corp...........      415,841
     700    Community Psychiatric Centers......        8,225
   1,200    Manor Care, Inc....................       40,800
   1,800    Service Corp. International........       70,425
     500    Shared Medical Systems Corp........       20,750
   4,000    Tenet Healthcare Corp.(a)..........       69,500
   3,000    U.S. HealthCare Inc................      106,125
   3,300    United Healthcare Corp.............      161,287
                                                 -----------
                                                     919,078
                                                 -----------
            Housing Construction
     700    Armstrong World Industries.........       38,850
                                                 -----------

                                         See Notes to Financial Statements.
                                      B-44

                THE PRUDENTIAL         STOCK INDEX FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Insurance--3.1%
   2,200    Aetna Life & Casualty Co...........  $   161,425
            Alexander & Alexander Services,
     800      Inc..............................       19,400
   8,574    Allstate Corp......................      303,305
   4,000    American General Corp..............      149,500
            American International Group,
   9,212      Inc..............................      783,020
   1,650    Chubb Corp.........................      158,400
   1,450    CIGNA Corp.........................      150,981
   1,600    General Re Corp....................      241,600
     950    Jefferson-Pilot Corp...............       61,038
   1,800    Lincoln National Corp..............       84,825
   1,400    Marsh & McLennan Cos...............      123,025
   1,900    Providian Corp.....................       78,850
   1,200    SAFECO Corp........................       78,750
   1,600    St. Paul Companies, Inc............       93,400
   1,450    Torchmark Corp.....................       61,081
   6,131    Travelers, Inc.....................      325,709
   1,400    UNUM Corp..........................       73,850
   2,300    USF&G Corp.........................       44,563
     750    USLIFE Corp........................       21,938
   3,300    Wachovia Corp......................      142,312
                                                 -----------
                                                   3,156,972
                                                 -----------
            Leisure--0.9%
   1,100    Bally Entertainment Group(a).......       11,963
   2,000    Brunswick Corp.....................       40,500
  10,100    Disney (Walt) Co...................      579,487
     400    Handleman Co.......................        3,550
   1,900    Harrahs Entertainment Inc.(a)......       55,575
   1,800    Hasbro, Inc........................       56,025
     700    King World Productions, Inc.(a)....       25,637
   4,250    Mattel, Inc........................      124,844
     300    Outboard Marine Corp...............        6,450
                                                 -----------
                                                     904,031
                                                 -----------
            Lodging--0.1%
     900    Hilton Hotels Corp.................       57,488
   2,400    Marriott International, Inc........       89,700
                                                 -----------
                                                     147,188
                                                 -----------
                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Machinery--0.9%
     600    Briggs & Stratton Corp.............  $    24,150
   3,800    Caterpillar Inc....................      216,125
     700    Cincinnati Milacron, Inc...........       22,050
   2,000    Cooper Industries, Inc.............       70,500
   1,700    Deere & Co.........................      138,337
   2,200    Dover Corp.........................       84,150
   1,600    Eaton Corp.........................       84,800
     700    Giddings & Lewis, Inc..............       12,206
   1,000    Harnischfeger Industries, Inc......       33,375
   2,100    Ingersoll Rand Co..................       78,750
     802    PACCAR Inc.........................       37,494
   1,450    Parker Hannifin Corp...............       55,100
     800    Snap-On Tools Corp.................       30,400
     600    Timken Co..........................       25,575
     800    Varity Corp.(a)....................       35,600
                                                 -----------
                                                     948,612
                                                 -----------
            Media--2.1%
   3,000    Capital Cities/ABC, Inc............      352,875
   1,220    CBS, Inc...........................       97,447
   4,550    Comcast Corp.......................       91,000
   3,000    Donnelley (R.R.) & Sons, Co........      117,000
   1,800    Dow Jones & Co., Inc...............       66,375
   3,300    Dun & Bradstreet Corp..............      190,987
   2,750    Gannett, Inc.......................      150,219
   1,500    Interpublic Group Cos., Inc........       59,625
     950    Knight-Ridder, Inc.................       55,694
   1,000    McGraw Hill, Inc...................       81,750
     600    Meredith Corp......................       23,850
   1,700    New York Times Co..................       46,538
   7,500    Time Warner, Inc...................      298,125
   2,100    Times Mirror Co....................       60,375
   1,300    Tribune Co.........................       86,288
   6,939    Viacom Inc.(a).....................      345,215
                                                 -----------
                                                   2,123,363
                                                 -----------
            Mineral Resources--0.8%
     800    ASARCO Inc.........................       25,200
            Barrick Gold Corp. (ADR)
   6,900      (Canada).........................      178,537

                                         See Notes to Financial Statements.
                                      B-45

                THE PRUDENTIAL         STOCK INDEX FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Mineral Resources, cont'd.
   1,850    Cyprus Minerals Co.................  $    52,031
   2,400    Echo Bay Mines, Ltd................       26,100
            Freeport-McMoRan Copper & Gold
   3,800      Inc..............................       97,375
   2,500    Homestake Mining Co................       42,500
   2,300    INCO, Ltd..........................       78,775
   1,698    Newmont Mining Corp................       72,165
   1,300    Phelps-Dodge Corp..................       81,413
     800    Pittston Minerals Group............       21,700
   4,600    Placer Dome, Inc...................      120,750
   2,240    Santa Fe Pacific Gold Corp.........       28,280
                                                 -----------
                                                     824,826
                                                 -----------
            Miscellaneous Basic Industry--4.4%
   1,700    Applied Materials, Inc.(a).........      173,825
            Bassett Furniture Industries,
     225      Inc..............................        5,653
   4,100    Browning Ferris Industries, Inc....      124,537
     600    Crane Co...........................       20,700
   1,300    Ecolab, Inc........................       35,913
     750    FMC Corp.(a).......................       57,000
  32,800    General Electric Co................    2,091,000
   1,000    General Signal Corp................       29,250
   1,000    Grainger (W.W.) Inc................       60,375
   2,300    Illinois Tool Works, Inc...........      135,412
   2,300    ITT Corp...........................      285,200
   1,100    Loews Corp.........................      160,050
   1,500    Mallinckrodt Group Inc.............       59,438
     900    Millipore Corp.....................       33,750
     400    Morrison Knudsen Corp..............        3,100
     150    NACCO Industries, Inc..............        8,906
   2,033    Pall Corp..........................       47,267
   3,900    PPG Industries, Inc................      181,350
   1,127    Teledyne, Inc......................       30,212
   1,600    Textron, Inc.......................      109,200
     600    Trinova Corp.......................       20,250
   1,200    TRW Inc............................       89,250
   1,500    Tyco International Ltd.............       94,500
   2,400    United Technologies Corp...........      212,100
   7,500    Westinghouse Electric Corp.........      112,500
   9,300    WMX Technologies, Inc..............      265,050

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------

     100    Zurn Industries, Inc...............  $     2,538
                                                 -----------
                                                   4,448,326
                                                 -----------
            Miscellaneous Consumer Growth--1.8%
   1,300    Allergan, Inc......................       43,388
   1,400    American Greetings Corp............       42,700
   1,600    Black & Decker Corp................       54,600
   4,500    Corning, Inc.......................      128,812
   1,900    Dial Corp..........................       47,025
   6,600    Eastman Kodak Co...................      391,050
     700    Jostens, Inc.......................       16,450
            Minnesota Mining & Manufacturing
   8,100      Co...............................      457,650
     800    Polaroid Corp......................       31,800
   1,300    Premark International Inc..........       66,137
   3,000    Rubbermaid, Inc....................       82,875
   3,100    Unilever N.V.......................      403,000
   2,000    Whitman Corp.......................       41,250
                                                 -----------
                                                   1,806,737
                                                 -----------
            Office Equipment & Supplies--1.9%
   1,100    Alco Standard Corp.................       93,225
   1,000    Avery Dennison Corp................       42,000
   5,100    Compaq Computer Corp.(a)...........      246,712
   2,500    Honeywell, Inc.....................      107,188
            International Business Machines
  11,000      Corp.............................    1,038,125
   2,900    Pitney Bowes, Inc..................      121,800
   3,500    Unisys Corp.(a)....................       27,563
   2,150    Xerox Corp.........................      288,906
                                                 -----------
                                                   1,965,519
                                                 -----------
            Petroleum--6.7%
   1,800    Amerada Hess Corp..................       87,525
   9,600    Amoco Corp.........................      615,600
   1,100    Ashland Oil, Inc...................       36,713
   3,150    Atlantic Richfield Co..............      338,231
   2,400    Burlington Resources Inc...........       93,000
  12,600    Chevron Corp.......................      612,675
  24,050    Exxon Corp.........................    1,737,612

                                         See Notes to Financial Statements.
                                      B-46

                THE PRUDENTIAL         STOCK INDEX FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Petroleum, cont'd.
   1,000    Kerr McGee Corp....................  $    55,500
     700    Louisiana Land & Exploration Co....       24,938
   7,700    Mobil Corp.........................      767,112
   6,300    Occidental Petroleum Corp..........      138,600
     900    Pennzoil Co........................       39,488
   5,100    Phillips Petroleum Co..............      165,750
            Royal Dutch Petroleum Co. (ADR)
  10,400      (Netherlands)....................    1,276,600
            Santa Fe Energy Resources,
   1,700      Inc.(a)..........................       16,150
   1,500    Sun Co., Inc.......................       38,625
   3,500    Tenneco, Inc.......................      161,875
   5,000    Texaco, Inc........................      323,125
   4,800    Unocal Corp........................      136,800
   5,600    USX Marathon Corp..................      110,600
   1,100    Western Atlas, Inc.(a).............       52,112
                                                 -----------
                                                   6,828,631
                                                 -----------
            Petroleum Services--0.6%
   2,600    Baker Hughes Inc...................       52,975
   3,400    Dresser Industries, Inc............       81,175
   2,200    Halliburton Co.....................       91,850
     500    Helmerich & Payne, Inc.............       14,063
   1,000    McDermott International, Inc.......       19,750
   1,900    Oryx Energy Co.(a).................       24,700
   1,400    Rowan Cos., Inc.(a)................       10,500
   4,700    Schlumberger, Ltd..................      306,675
   1,600    Sonat Inc..........................       51,200
                                                 -----------
                                                     652,888
                                                 -----------
            Railroads--0.8%
   1,765    Burlington Northern Inc............      127,975
   1,500    Consolidated Rail Corp.............      103,125
   2,000    CSX Corp...........................      168,250
   2,500    Norfolk Southern Corp..............      186,875
   4,000    Union Pacific Corp.................      265,000
                                                 -----------
                                                     851,225
                                                 -----------
            Restaurants--0.6%
   3,150    Darden Restaurants Inc.............       36,225

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------

     400    Luby's Cafeterias, Inc.............  $     8,600
  13,400    McDonald's Corp....................      512,550
            Ryan's Family Steak Houses,
     900      Inc.(a)..........................        7,088
     700    Shoney's Inc.(a)...................        7,700
   2,100    Wendy's International, Inc.........       44,362
                                                 -----------
                                                     616,525
                                                 -----------
            Retail--4.3%
   4,900    Albertsons, Inc....................      167,212
   2,800    American Stores Co.................       79,450
     300    Brown Group, Inc...................        5,513
      39    Bruno's, Inc.......................          444
   1,700    Charming Shoppes, Inc..............        7,650
   1,900    Circuit City Stores, Inc...........       60,087
   1,400    Dayton Hudson Corp.................      106,225
   2,200    Dillard Department Stores, Inc.....       70,125
   2,800    Gap, Inc...........................      100,800
            Great Atlantic & Pacific Tea
     700      Inc..............................       19,600
   1,300    Harcourt General, Inc..............       54,438
   9,266    Home Depot, Inc....................      369,482
   8,800    K mart Corp........................      127,600
   2,400    Kroger Co.(a)......................       81,900
   7,000    Limited, Inc.......................      133,000
   1,500    Liz Claiborne, Inc.................       37,875
     400    Longs Drug Stores Corp.............       16,600
   4,800    May Department Stores Co...........      210,000
   2,000    Melville Corp......................       69,000
     700    Mercantile Stores, Inc.............       31,500
   3,200    Newell Co..........................       79,200
   1,400    NIKE, Inc..........................      155,575
   1,600    Nordstrom, Inc.....................       66,800
   4,400    Penney (J.C.), Inc.................      218,350
   1,200    Pep Boys - Manny, Moe & Jack.......       32,550
   3,752    Price Costco, Inc.(a)..............       64,253
   1,600    Reebok International, Ltd..........       55,000
   1,500    Rite-Aid Corp......................       42,000
   7,500    Sears Roebuck & Co.................      276,562
   1,600    Sherwin Williams Co................       56,000
   1,100    Stride Rite Corp...................       12,513
   1,400    Supervalue, Inc....................       41,125
   1,400    TJX Companies, Inc.................       16,625

                                         See Notes to Financial Statements.
                                      B-47

                THE PRUDENTIAL       STOCK INDEX FUND
(LOGO)          INSTITUTIONAL        PORTFOLIO OF INVESTMENTS
                FUND                 SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Retail, cont'd.
   5,300    Toys 'R' Us Inc.(a)................  $   143,100
  44,400    Wal-Mart Stores, Inc...............    1,104,450
   4,800    Walgreen Co........................      134,400
   1,500    Winn-Dixie Stores, Inc.............       89,437
   2,600    Woolworth Corp.....................       40,950
                                                 -----------
                                                   4,377,391
                                                 -----------
            Rubber--0.2%
   1,700    Cooper Tire & Rubber...............       41,225
     500    Goodrich (B.F.) Co.................       32,938
   2,900    Goodyear Tire & Rubber Co..........      114,187
                                                 -----------
                                                     188,350
                                                 -----------
            Steel--0.2%
   1,900    Armco Inc.(a)......................       12,350
   1,800    Bethlehem Steel Corp.(a)...........       25,425
   1,000    Inland Steel Industries, Inc.......       22,750
   1,700    Nucor Corp.........................       76,075
   1,500    USX Corp. - U.S. Steel Group.......       46,500
   1,850    Worthington Industries, Inc........       33,994
                                                 -----------
                                                     217,094
                                                 -----------
            Telecommunications--1.3%
   3,700    ALLTEL Corp........................      110,538
     750    Andrew Corp.(a)....................       45,844
   2,200    DSC Communications Corp.(a)........      130,350
  13,000    MCI Communications Corp............      338,812
   4,900    Northern Telecom Ltd...............      174,562
   1,500    Scientific Atlanta, Inc............       25,313
   6,800    Sprint Corp........................      238,000
  12,500    Tele Communications, Inc.(a).......      218,750
   1,700    Tellabs, Inc.(a)...................       71,613
                                                 -----------
                                                   1,353,782
                                                 -----------
            Textiles--0.2%
   1,500    Fruit of the Loom, Inc.(a).........       30,938
            National Service Industries,
   1,000      Inc..............................       29,250
     700    Russell Corp.......................       17,850

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
     400    Springs Industries, Inc............  $    15,700
   1,200    VF Corp............................       61,200
                                                 -----------
                                                     154,938
                                                 -----------
            Tobacco--1.6%
   3,700    American Brands Inc................      156,325
  16,250    Philip Morris Cos., Inc............    1,356,875
   3,800    UST, Inc...........................      108,775
                                                 -----------
                                                   1,621,975
                                                 -----------
            Trucking & Shipping--0.2%
     900    Consolidated Freightways, Inc......       22,275
   1,100    Federal Express Corp.(a)...........       91,300
   5,600    Laidlaw Inc........................       49,000
     800    Roadway Services, Inc..............       39,800
   1,400    Ryder System, Inc..................       35,525
     400    Yellow Corp........................        5,500
                                                 -----------
                                                     243,400
                                                 -----------

            Utility-Communications--6.6%
   9,600    AirTouch Communications(a).........      294,000
  10,700    Ameritech Corp.....................      557,737
  30,700    AT&T Corp..........................    2,018,525
   8,500    Bell Atlantic Corp.................      521,687
   9,600    BellSouth Corp.....................      702,000
  18,700    GTE Corp...........................      733,975
   8,300    NYNEX Corp.........................      396,325
   8,200    Pacific Telesis Group..............      252,150
  11,800    SBC Communications Inc.............      649,000
   9,100    U.S. West, Inc.....................      428,838
   4,200    Unicom Corp........................      127,050
                                                 -----------
                                                   6,681,287
                                                 -----------
            Utility-Electric--2.8%
   3,600    American Electric Power, Inc.......      130,950
   2,700    Baltimore Gas & Electric Co........       69,863
   3,000    Carolina Power & Light Co..........      100,875

                                         See Notes to Financial Statements.
                                      B-48

                THE PRUDENTIAL         STOCK INDEX FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Utility - Electric, cont'd.
   3,600    Central & South West Corp..........  $    91,800
   4,500    Consolidated Edison Co.............      136,687
   2,800    Detroit Edison Co..................       90,300
   3,400    Dominion Resources, Inc............      127,925
   4,000    Duke Power Co......................      173,500
   4,300    Entergy Corp.......................      112,337
   3,600    FPL Group, Inc.....................      147,150
   2,200    General Public Utilities Corp......       68,475
   2,500    Houston Industries, Inc............      110,312
   2,800    Niagara Mohawk Power Corp..........       36,750
   1,300    Northern States Power Co...........       58,988
   3,000    Ohio Edison Co.....................       68,250
   1,700    Pacific Enterprises................       42,713
   8,200    Pacific Gas & Electric Co..........      244,975
   5,400    Pacificorp.........................      102,600
   4,300    PECO Energy Co.....................      123,087
   4,700    Public Service Enterprise Group....      139,825
   8,700    SCE Corp...........................      154,425
  12,800    Southern Co........................      302,400
   4,400    Texas Utilities Co.................      153,450
   2,000    Union Electric Co..................       74,750
                                                 -----------
                                                   2,862,387
                                                 -----------
            Total common stocks
            (cost $67,756,491).................   83,284,748
                                                 -----------
Principal
 Amount                                                Value
  (000)                 Description                 (Note 1)
------------------------------------------------------------
             SHORT-TERM INVESTMENTS--12.9%
             U. S. Government--0.7%
             United States Treasury Bills
$ 550(b)     5.31%, 12/14/95...................  $   544,003
  150(b)     5.41%, 12/14/95...................      148,350
                                                 -----------
                                                     692,353
                                                 -----------
             Repurchase Agreement--12.2%
  12,494     Joint Repurchase Agreement
               Account,
             6.39%, 10/2/95 (Note 5)...........   12,494,000
                                                 -----------
             Total short-term investments
             (cost $13,186,353)................   13,186,353
                                                 -----------
             Total Investments--94.6%
             (cost $80,942,844; Note 4)........   96,471,101
             Other assets in excess of
               liabilities--5.4%...............    5,473,465
                                                 -----------
             Net Assets--100%..................  $101,944,566
                                                 -----------
                                                 -----------

 --------
   (a) Non-income producing security.
   (b) Pledged as initial margin on futures contracts.
 ADR--American Depository Receipt.
                                         See Notes to Financial Statements.
                                      B-49

                THE PRUDENTIAL          INTERNATIONAL STOCK FUND
(LOGO)          INSTITUTIONAL           PORTFOLIO OF INVESTMENTS
                FUND                    SEPTEMBER 30, 1995

                                                        Value
Shares                   Description                 (Note 1)
-------------------------------------------------------------
              LONG-TERM INVESTMENTS
              Common Stocks--94.5%
              Argentina--2.3%
    35,000    Telecom Argentina (ADR)  .........  $ 1,465,625
                (Utilities)
    95,000    YPF Sociedad Anonima (ADR)  ......    1,710,000
                (Oil & Gas)                       -----------
                                                    3,175,625
                                                  -----------
              Australia--7.3%
   800,000    CSR, Ltd.  .......................    2,662,008
                (Multi-Industry)
   540,000    Mayne Nickless Ltd.  .............    2,560,519
                (Multi-Industry)
   270,000    National Australia Bank Ltd.  ....    2,389,001
                (Commercial Banking)
   900,000    Pioneer International Ltd.  ......    2,382,195
                (Building Materials &             -----------
                Components)
                                                    9,993,723
                                                  -----------
              Canada--4.6%
   100,000    Bank of Nova Scotia  .............    2,104,675
                (Commercial Banking)
              Canadian Tire Corp., Ltd.,
   210,000    Class A  .........................    2,366,362
                (Automotive Parts)
   145,000    MacMillan Bloedel Ltd.  ..........    1,782,455
                (Forestry & Paper)                -----------
                                                    6,253,492
                                                  -----------
                                                        Value
Shares                   Description                 (Note 1)
-------------------------------------------------------------
              Finland--2.5%
   140,000    Enso-Gutzeit Oy, Class R  ........  $ 1,186,316
                (Forestry & Paper)
   124,000    Outokumpu Oy  ....................    2,205,966
                (Metals - Non Ferrous)            -----------
                                                    3,392,282
                                                  -----------
              France--5.7%
    12,000    Chargeurs S.A.  ..................    2,484,523
                (Multi-Industry)
    30,075    Christian Dior S.A.  .............    2,734,923
                (Textiles & Apparel)
    19,000    Peugeot S.A.  ....................    2,595,555
                (Automobile Manufacturing)        -----------
                                                    7,815,001
                                                  -----------
              Germany--1.7%
     7,000    Volkswagen A.G.  .................    2,272,059
                (Automobile Manufacturing)        -----------
              Italy--0.7%
   890,000    Bca Fideuram S.P.A.  .............      992,565
                (Financial Services)              -----------
              Japan--5.9%
   263,000    Hitachi Ltd.  ....................    2,857,545
                (Electrical Equipment)
   165,000    Matsushita Electric Industrial        2,523,139
                Co., Ltd. .
                (Electrical Equipment)
    51,000    Sony Corp.  ......................    2,637,223
                (Electronics)                     -----------
                                                    8,017,907
                                                  -----------

                                         See Notes to Financial Statements.
                                      B-50

                THE PRUDENTIAL         INTERNATIONAL STOCK FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                        Value
Shares                   Description                 (Note 1)
-------------------------------------------------------------
              Netherlands--11.3%
    20,000    AKZO N.V.  .......................  $ 2,400,650
                (Chemicals)
    30,000    Gamma Holding N.V.  ..............    1,349,663
                (Textiles & Apparel)
    52,000    Internationale - Nederlanden Groep    3,018,495
                N.V. .
                (Insurance)
    77,000    KLM Royal Dutch Airlines  ........    2,699,138
                (Airline/Military Technology)
    65,000    Knp Bt (kon) Nv  .................    1,929,205
                (Forestry & Paper)
    84,000    Pakhoed Holdings N.V.  ...........    2,461,635
                (Energy Equipment & Services)
    63,000    Stork N.V.  ......................    1,574,606
                (Machinery & Engineering)         -----------
                                                   15,433,392
                                                  -----------
              New Zealand--3.6%
   700,000    Fisher & Paykel Industries Ltd.       2,165,471
                 ...............................
                (Consumer Durable Goods)
 1,320,000    Lion Nathan Ltd.  ................    2,762,851
                (Beverages & Tobacco)             -----------
                                                    4,928,322
                                                  -----------
              Norway--7.5%
   195,000    Aker A.S.  .......................    2,827,438
                (Multi-Industry)
   101,000    Hafslund Nycomed A.S.  ...........    2,623,168
                (Health & Personal Care)
    65,000    Orkla A.S.  ......................    2,899,936
                (Food & Household Products)
   127,900    Unitor Shipping Service, A.S.  ...    1,956,405
                (Business & Public Services)      -----------
                                                   10,306,947
                                                  -----------
                                                        Value
Shares                   Description                 (Note 1)
-------------------------------------------------------------
              South Korea--7.4%
    85,000    Korea Zinc  ......................  $ 2,135,512
                (Metals - Non Ferrous)
    30,575    Lucky Development Co.  ...........      704,475
                (Construction & Housing)
     4,500    Pohang Iron & Steel Co., Ltd.  ...      388,375
                (Metals - Steel)
    13,134    Samsung Electronics Co., Ltd.  ...    2,829,572
                (Manufacturing)
     2,599    Samsung Electronics Co., Ltd., new
                shares..........................      556,542
              (Manufacturing)
    35,000    Sam Yang Co.  ....................    1,298,490
                (Misc. Materials & Commodities)
    60,020    Tong Yang Cement Corp.  ..........    2,117,342
                (Construction & Housing)          -----------
                                                   10,030,308
                                                  -----------
              Spain--5.9%
    87,000    Banco Bilbao Vizcaya  ............    2,678,116
                (Commercial Banking)
    21,000    Banco de Andalucia  ..............    2,726,963
                (Commercial Banking)
   355,000    Iberdrola  .......................    2,685,974
                (Utilities)                       -----------
                                                    8,091,053
                                                  -----------
              Sweden--7.5%
    47,000    Electrolux AB  ...................    2,245,708
                (Appliances)
    95,000    Pharmacia AB  ....................    2,854,971
                (Commercial Banking)
   132,000    SKF International AB  ............    2,910,967
                (Consumer Goods)

                                         See Notes to Financial Statements.
                                      B-51

                THE PRUDENTIAL         INTERNATIONAL STOCK FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                        Value
Shares                   Description                 (Note 1)
-------------------------------------------------------------
              Sweden, cont'd.
    90,000    Volvo AB  ........................  $ 2,205,278
                (Automobile Manufacturing)        -----------
                                                   10,216,924
                                                  -----------
              Switzerland--11.0%
     4,100    Ciba-Geigy Ltd.  .................    3,284,256
                (Chemicals)
     3,500    Hero  ............................    1,680,363
                (Food & Household Products)
    11,000    Merkur Holding AG  ...............    2,531,142
                (Merchandising)
     4,000    SMH-Swiss Corp. for
                Microelectronics and Watchmaking
                Industries Ltd..................    2,595,156
              (Electronics)
     4,500    Sulzer Brothers Ltd.  ............    2,608,131
                (Machinery & Engineering)
     8,500    Zurich Insurance Co.  ............    2,382,353
                (Insurance)                       -----------
                                                   15,081,401
                                                  -----------
              United Kingdom--9.6%
   270,076    Allied-Domecq PLC  ...............    2,293,666
                (Beverages & Tobacco)
                                                        Value
Shares                   Description                 (Note 1)
-------------------------------------------------------------
   445,000    Lloyds Abbey Life PLC  ...........  $ 3,173,557
                (Insurance)
   210,000    National Westminster Bank PLC  ...    2,105,613
                (Commercial Banking)
   385,000    Takare  ..........................    1,363,888
                (Commercial Banking)
   470,000    Tesco PLC  .......................    2,319,116
                (Food & Household Products)
   196,000    Whitbread PLC  ...................    1,900,144
                (Beverages & Tobacco)             -----------
                                                   13,155,984
                                                  -----------
              Total common stocks
              (cost $111,841,426)...............  129,156,985
                                                  -----------
Principal
  Amount
  (000)       SHORT-TERM INVESTMENT
----------
              Repurchase Agreement--6.0%
$    8,175    Joint Repurchase Agreement
                Account,
              6.39%, 10/2/95 (Note 5)
              (cost $8,175,000).................    8,175,000
                                                  -----------
              Total Investments--100.5%
              (cost $120,016,426; Note 4).......  137,331,985
              Liabilities in excess of other
                assets--(0.5%)..................     (646,763)
                                                  -----------
              Net Assets--100%..................  $136,685,222
                                                  -----------
                                                  -----------

---------------
ADR--American Depository Receipt.
                                         See Notes to Financial Statements.
                                      B-52

                THE PRUDENTIAL        ACTIVE BALANCED FUND
(LOGO)          INSTITUTIONAL         PORTFOLIO OF INVESTMENTS
                FUND                  SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            LONG-TERM INVESTMENTS--80.9%
            Common Stocks--47.3%
            Aerospace/Defense--0.5%
  10,500    Boeing Co..........................  $   716,625
                                                 -----------
            Airlines--1.4%
  12,100    Delta Airlines, Inc................      837,925
   6,300    UAL Corp...........................    1,076,513
                                                 -----------
                                                   1,914,438
                                                 -----------
            Automobiles & Trucks--1.8%
  51,600    General Motors Corp................    2,418,750
                                                 -----------
            Banking--2.8%
  38,400    Boatmen's Bancshares...............    1,420,800
   9,300    Chemical Banking Corp..............      566,138
  17,800    Fleet Financial Group, Inc.........      671,950
 102,300    Hibernia Corp......................    1,035,787
                                                 -----------
                                                   3,694,675
                                                 -----------
            Capital Goods--0.7%
  20,900    Duracell International, Inc........      937,888
                                                 -----------
            Chemicals--0.8%
  41,600    Dexter Corp........................    1,060,800
                                                 -----------
            Commercial Services--1.5%
  19,850    CUC International, Inc.(a).........      692,269
  30,900    York International Corp............    1,301,662
                                                 -----------
                                                   1,993,931
                                                 -----------
            Computer Software & Services--0.4%
   6,800    Novell, Inc.(a)....................      124,100
  13,700    Symbol Technologies, Inc.(a).......      453,812
                                                 -----------
                                                     577,912
                                                 -----------

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Diversified Gas--0.3%
  10,300    Coastal Corp.......................  $   346,338
                                                 -----------
            Drugs & Medical Supplies--0.9%
            Smith Kline Beecham PLC (ADR)
  17,700      (United Kingdom).................      896,063
  19,600    Vertex Pharmaceuticals, Inc........      367,500
                                                 -----------
                                                   1,263,563
                                                 -----------
            Electronics--3.1%
  22,000    Hewlett-Packard Co.................    1,834,250
  22,700    Intel Corp.........................    1,364,837
  24,700    International Rectifier Corp.(a)...      994,175
                                                 -----------
                                                   4,193,262
                                                 -----------
            Financial Services--0.5%
  13,000    The PMI Group Inc..................      615,875
                                                 -----------
            Forest Products--0.9%
  13,900    Georgia Pacific Corp...............    1,216,250
                                                 -----------
            Insurance--2.8%
   8,000    Aetna Life & Casualty Co...........      587,000
  30,700    CIGNA Corp.........................    3,196,637
                                                 -----------
                                                   3,783,637
                                                 -----------
            Leisure--0.6%
  37,200    Brunswick Corp.....................      753,300
                                                 -----------
            Lodging--1.2%
  24,500    Hilton Hotels Corp.................    1,564,938
                                                 -----------
            Machinery--0.6%
  23,547    Harnischfeger Industries, Inc......      785,881
                                                 -----------
            Media--5.5%
  17,700    Dow Jones & Co., Inc...............      652,688

                                         See Notes to Financial Statements.
                                      B-53

                THE PRUDENTIAL         ACTIVE BALANCED FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Media, cont'd.
  13,800    Dun & Bradstreet Corp..............  $   798,675
  11,900    McGraw-Hill, Inc...................      972,825
            News Corp. Ltd. (ADR)
  35,400      (Australia)......................      778,800
  71,800    New York Times Co..................    1,965,525
  10,300    Omnicom Group......................      670,787
   8,100    Scholastic Corp.(a)................      508,275
  14,700    Tribune Co.........................      975,712
                                                 -----------
                                                   7,323,287
                                                 -----------
            Mineral Resources--1.5%
  47,974    Newmont Mining Corp................    2,038,895
                                                 -----------
            Miscellaneous Basic Industry--6.4%
  62,900    Avalon Properties, Inc.............    1,281,587
  20,200    Champion International Corp........    1,088,275
  11,200    ITT Corp...........................    1,388,800
  26,400    Mead Corp..........................    1,547,700
  25,300    Reynolds Metals Co.................    1,461,075
   8,500    United Technologies Corp...........      751,188
  40,000    Wellman Inc........................      980,000
                                                 -----------
                                                   8,498,625
                                                 -----------
            Miscellaneous Consumer Growth--0.4%
   8,600    Eastman Kodak Co...................      509,550
                                                 -----------
            Office Equipment & Supplies--2.0%
  41,200    Apple Computer, Inc................    1,534,700
   9,300    Compaq Computer Corp.(a)...........      449,887
   5,000    Xerox Corp.........................      671,875
                                                 -----------
                                                   2,656,462
                                                 -----------
            Petroleum--0.5%
  15,700    Tenneco, Inc.......................      726,125
                                                 -----------

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Petroleum Services--1.4%
  18,500    Anadarko Petroleum Corp............  $   876,438
  43,400    Dresser Industries, Inc............    1,036,175
                                                 -----------
                                                   1,912,613
                                                 -----------
            Railroads--1.4%
  10,901    Southern Pacific Rail Corp.(a).....      264,349
  24,400    Union Pacific Corp.................    1,616,500
                                                 -----------
                                                   1,880,849
                                                 -----------
            Retail--1.5%
   9,800    Harcourt General, Inc..............      410,375
  84,000    Limited, Inc.......................    1,596,000
                                                 -----------
                                                   2,006,375
                                                 -----------
            Steel--0.3%
  12,300    USX Corp. - U.S. Steel Group.......      381,300
                                                 -----------
            Technology--1.8%
  19,700    Adobe Systems, Inc.................    1,019,475
   8,605    Chiron Corp.(a)....................      778,753
  30,600    Pyxis Corp.(a).....................      592,875
                                                 -----------
                                                   2,391,103
                                                 -----------
            Telecommunications--2.8%
  78,300    MCI Communications Corp............    2,040,694
  17,300    QUALCOMM Inc.(a)...................      793,637
            Vodafone Group PLC (ADR) (United
  20,600      Kingdom).........................      844,600
                                                 -----------
                                                   3,678,931
                                                 -----------
            Trucking & Shipping--1.0%
  50,700    Ryder System, Inc..................    1,286,513
                                                 -----------
            Total common stocks
            (cost $52,575,805).................   63,128,691
                                                 -----------

                                         See Notes to Financial Statements.
                                      B-54

                THE PRUDENTIAL         ACTIVE BALANCED FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

Principal
 Amount                                                Value
  (000)                 Description                 (Note 1)
------------------------------------------------------------
             DEBT OBLIGATIONS--33.6%
             U. S. Government Securities
             United States Treasury Notes,
 $ 3,015     8.875%, 11/15/98.................  $  3,263,255
   5,510     7.50%, 11/15/01..................     5,900,879
  17,435     6.25%, 2/15/03...................    17,532,985
  14,750     5.75%, 8/15/03...................    14,351,308
             United States Treasury Bonds,
   3,230     7.875%, 2/15/21..................     3,703,905
                                                ------------
             Total debt obligations
             (cost $43,190,765)...............    44,752,332
                                                ------------
             Total long-term investments
             (cost $95,766,570)...............   107,881,023
                                                ------------
             SHORT-TERM INVESTMENTS
             Repurchase Agreement--19.2%
  25,625     Joint Repurchase Agreement Account,
             6.39%, 10/2/95 (Note 5)
               (cost $25,625,000).............    25,625,000
                                                ------------
             Total Investments--100.1%
             (cost $121,391,570; Note 4)......   133,506,023
             Liabilities in excess of other
               assets--(0.1%).................      (154,136)
                                                ------------
             Net Assets--100%.................  $133,351,887
                                                ------------
                                                ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.


     See Notes to Financial Statements.
                                      B-55

                THE PRUDENTIAL         BALANCED FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            LONG-TERM INVESTMENTS--89.7%
            Common Stocks--45.7%
            Aerospace/Defense--0.5%
  15,100    Martin Marietta Corp...............  $   296,338
   2,100    Rockwell International Corp........       99,225
                                                 -----------
                                                     395,563
                                                 -----------
            Automobiles & Trucks--1.3%
   4,700    Allied Signal Automotive, Inc......      207,387
   5,000    Danaher Corp.......................      163,750
            General Motors Corp.
   4,000    Class E............................      182,000
  10,000    Class H............................      410,000
   3,700    Modine Manufacturing Co............      105,450
                                                 -----------
                                                   1,068,587
                                                 -----------
            Banking--2.8%
   7,400    Bank of Boston Corp................      352,425
  16,800    Bank of New York, Inc..............      781,200
   1,900    First Chicago Corp.................      130,387
   2,700    First Interstate Bank Corp.........      272,025
  23,600    Norwest Corp.......................      772,900
                                                 -----------
                                                   2,308,937
                                                 -----------
            Building Materials & Components--0.3%
   9,000    USG Corp.(a).......................      252,000
                                                 -----------
            Capital Goods--0.6%
            Fisher Scientific International,
  15,000      Inc..............................      485,625
                                                 -----------
            Chemicals--3.9%
   7,000    Agrium, Inc........................      256,845
   2,000    Air Products & Chemicals, Inc......      104,250
  10,400    Cytec Industries, Inc.(a)..........      601,900

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
   8,000    duPont (E.I.) de Nemours & Co......  $   550,000
   3,000    Eastman Chemical Co................      192,000
   9,000    Grace (W.R.) & Co..................      600,750
            Imperial Chemical Inds. (ADR)
   8,000      (United Kingdom).................      406,000
   6,600    Olin Corp..........................      453,750
                                                 -----------
                                                   3,165,495
                                                 -----------
            Chemical-Specialty--1.0%
   7,500    Hanna (M.A.) Co....................      197,812
  10,600    Mississippi Chemical Corp..........      222,600
   3,100    OM Group, Inc......................       94,163
  36,100    Uniroyal Chemical Corp.(a).........      324,900
                                                 -----------
                                                     839,475
                                                 -----------
            Commercial Services--0.6%
  11,000    York International Corp............      463,375
                                                 -----------
            Computer Software & Services--0.5%
   6,000    Automatic Data Processing, Inc.....      408,750
                                                 -----------
            Construction--0.5%
  32,000    Giant Cement Holding Inc.(a).......      388,000
                                                 -----------
            Consumer Goods--1.6%
  13,000    Ethan Allen Interiors, Inc.(a).....      279,500
  13,000    Libbey, Inc........................      310,375
  16,000    Owens Corning Fiberglas Corp.(a)...      714,000
                                                 -----------
                                                   1,303,875
                                                 -----------
            Drugs & Medical Supplies--1.8%
  10,100    Baxter International Inc...........      415,362
   8,000    Schering-Plough Corp...............      412,000
  30,000    Whitman Corp.......................      618,750
                                                 -----------
                                                   1,446,112
                                                 -----------

                                         See Notes to Financial Statements.
                                      B-56

                THE PRUDENTIAL         BALANCED FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Electrical Equipment--0.9%
  14,000    Anixter International Inc.(a)......  $   579,250
   6,800    UCAR International Inc.(a).........      185,300
                                                 -----------
                                                     764,550
                                                 -----------
            Electronics--1.0%
   6,000    Emerson Electric Co................      429,000
   7,200    Oak Industries, Inc.(a)............      216,900
   2,500    Sundstrand Corp....................      161,875
                                                 -----------
                                                     807,775
                                                 -----------
            Financial Services--1.6%
  12,400    Dean Witter Discover & Co..........      697,500
  10,500    Equitable Companies, Inc...........      388,500
   4,700    Finova Group, Inc..................      209,150
                                                 -----------
                                                   1,295,150
                                                 -----------
            Food & Beverage--0.1%
   4,000    Sbarro, Inc........................       92,000
                                                 -----------
            Forest Products--0.4%
   7,000    Pentair, Inc.......................      315,000
                                                 -----------
            Freight Transportation--0.3%
   9,000    Pittston Services Group............      244,125
                                                 -----------
            Furniture
   1,900    INTERCO Inc.(a)....................       14,963
                                                 -----------
            Gas Pipelines--1.9%
  19,400    Cabot Oil & Gas Corp...............      264,325
  12,900    Enron Corp.........................      280,575
  15,700    Mesa, Inc.(a)......................       74,575

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
  11,000    Parker & Parsley Petroleum Co......  $   220,000
   6,700    Seagull Energy Corp.(a)............      135,675
  20,000    Total S.A. (ADR) (France)..........      602,500
                                                 -----------
                                                   1,577,650
                                                 -----------
            Health Care--0.3%
  10,000    Quorum Health Group(a).............      226,250
                                                 -----------
            Hospital Management--1.3%
  10,400    Columbia Healthcare Corp...........      505,700
  33,000    Tenet Healthcare Corp.(a)..........      573,375
                                                 -----------
                                                   1,079,075
                                                 -----------
            Insurance--3.7%
   7,300    Emphesys Financial Group, Inc......      271,013
   7,000    John Alden Financial Corp..........      158,375
   3,900    NAC Re Corp........................      141,375
   9,700    National Re Corp...................      343,137
  16,000    Penncorp Financial Group, Inc......      382,000
            Reinsurance Group of America,
  17,200      Inc..............................      606,300
  15,000    TIG Holdings, Inc..................      403,125
   6,000    Travelers, Inc.....................      318,750
  28,900    Western National Corp..............      397,375
                                                 -----------
                                                   3,021,450
                                                 -----------
            Machinery--1.5%
            Gardner Denver Machinery,
  26,000      Inc.(a)..........................      442,000
  10,000    IDEX Corp..........................      357,500
  17,100    United Dominion Inds...............      412,537
                                                 -----------
                                                   1,212,037
                                                 -----------
            Manufacturing--0.2%
   4,500    Parker-Hannifin Corp...............      171,000
                                                 -----------

                                         See Notes to Financial Statements.
                                      B-57

                THE PRUDENTIAL         BALANCED FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Media--2.2%
  10,000    Comcast Corp.......................  $   198,750
  14,900    Cox Communications, Inc.(a)........      301,725
   9,400    Gannett, Inc.......................      513,475
            News Corp. Ltd. (ADR)
   6,000      (Australia)......................      119,250
  10,000    Time Warner, Inc...................      397,500
   9,437    Times Mirror Co....................      271,314
                                                 -----------
                                                   1,802,014
                                                 -----------
            Medical Technology--0.3%
   8,200    Guidant Corp.......................      239,850
                                                 -----------
            Mineral Resources--0.5%
  23,500    INDRESCO, Inc.(a)..................      420,063
                                                 -----------
            Miscellaneous Basic Industry--4.5%
  21,100    ADT Ltd.(a)........................      290,125
  15,600    Belden, Inc........................      409,500
   6,900    Crane Co...........................      238,050
  19,500    Ferro Corp.........................      485,062
   7,000    FMC Corp.(a).......................      532,000
   9,000    Illinois Tool Works, Inc...........      529,875
  17,960    Mark IV Industries, Inc............      399,610
  10,000    Tyco International Ltd.............      630,000
   2,500    United Technologies Corp...........      220,938
                                                 -----------
                                                   3,735,160
                                                 -----------
            Office Equipment & Supplies--0.6%
  12,100    Honeywell, Inc.....................      518,788
                                                 -----------
            Oil & Gas-Equipment & Services--0.8%
  20,700    Frontier Corp......................      551,138
   5,400    Vintage Petroleum, Inc.............      113,400
                                                 -----------
                                                     664,538
                                                 -----------

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Petroleum--1.2%
  30,000    Cross Timbers Oil Co...............  $   427,500
  18,000    Occidental Petroleum Corp..........      396,000
            Santa Fe Energy Resources,
  15,000      Inc.(a)..........................      142,500
                                                 -----------
                                                     966,000
                                                 -----------
            Petroleum Services--0.5%
  33,300    Oryx Energy Co.....................      432,900
                                                 -----------
            Publishing--0.3%
  17,000    American Publishing Co., Class A...      212,500
                                                 -----------
            Railroads--1.5%
   6,400    Burlington Northern Inc............      464,000
   8,900    Illinois Central Corp..............      348,212
   7,000    Union Pacific Corp.................      463,750
                                                 -----------
                                                   1,275,962
                                                 -----------
            Restaurants--0.1%
   4,300    Shoney's Inc.(a)...................       47,300
                                                 -----------
            Retail--1.4%
  50,000    Best Products, Inc.(a).............      425,000
  12,000    Dillard Department Stores, Inc.....      382,500
   4,900    Eckerd Corp.(a)....................      196,000
   4,100    Harcourt General, Inc..............      171,687
                                                 -----------
                                                   1,175,187
                                                 -----------
            Rubber--0.4%
   9,000    Goodyear Tire & Rubber Co..........      354,375
                                                 -----------
            Steel--0.1%
   3,000    Carpenter Technology Corp..........      117,375
                                                 -----------

                                         See Notes to Financial Statements.
                                      B-58

                THE PRUDENTIAL        BALANCED FUND
(LOGO)          INSTITUTIONAL         PORTFOLIO OF INVESTMENTS
                FUND                  SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Technology--0.8%
  14,500    Coltec Inds., Inc.(a)..............  $   174,000
  10,400    Litton Industries Inc.(a)..........      452,400
                                                 -----------
                                                     626,400
                                                 -----------
            Telecommunications--1.5%
  20,900    MCI Communications Corp............      544,706
  36,500    Tele Communications, Inc.(a).......      706,275
                                                 -----------
                                                   1,250,981
                                                 -----------
            Utility-Communications--0.4%
   9,100    AirTouch Communications(a).........      278,688
     600    WorldCom Inc.(a)...................       19,275
                                                 -----------
                                                     297,963
                                                 -----------
            Total common stocks
            (cost $31,721,047).................   37,484,175
                                                 -----------

Principal
 Amount
 (000)      DEBT OBLIGATIONS--44.0%
--------
            Asset Backed Securities--0.5%
            Standard Credit Card Master Trust
              I,
            Series 1995 Class - A1
$    400    8.25%, 1/7/07 (cost $444,938)......      438,872
                                                 -----------
            Corporate Bonds--7.2%
            African Development Bank,
     400    7.70%, 7/15/02.....................      424,732
            (Banking)
            American General Finance Corp.,
     400    7.25%, 5/15/05.....................      412,132
            (Financial Services)
            Comdisco Inc.,
     300    6.50%, 6/15/00.....................      296,730
            (Commercial Services)

Principal
 Amount                                                Value
  (000)                 Description                 (Note 1)
------------------------------------------------------------
             Consolidated Edison Co., Inc.,
$    300     6.625%, 2/1/02....................  $   299,175
             (Utilities)
             Detroit Edison Co.,
     350     6.34%, 3/15/00....................      346,038
             (Utilities)
             Federal Express Corp.,
     350     10.00%, 9/1/98....................      381,836
             (Shipping)
             Ford Motor Credit Co.,
     400     9.375%, 12/15/97..................      424,116
             (Financial Services)
             General Electric Capital Corp.,
     400     8.75%, 11/26/96...................      411,024
             (Financial Services)
             General Motors Acceptance Corp.,
     400     9.625%, 5/15/00...................      447,896
             (Financial Services)
             Greyhound Financial Corp.,
     100     8.50%, 5/1/98.....................      104,629
             (Financial Services)
             Hanson PLC.,
     400     7.375%, 1/15/03...................      413,828
             (Industrial) (United Kingdom)
             International Lease Finance Corp.,
     200     5.50%, 4/1/97.....................      197,634
             (Financial Services)
             Lehman Brothers, Inc.,
     200     7.125%, 7/15/02...................      198,082
             (Financial Services)
             Norwest Corp.,
     300     7.125%, 4/1/00....................      307,899
             (Banking)
             Salomon, Inc.,
     200     8.64%, 2/27/98....................      207,340
             (Financial Services)

                                         See Notes to Financial Statements.
                                      B-59

                THE PRUDENTIAL         BALANCED FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

Principal
 Amount                                                Value
  (000)                 Description                 (Note 1)
------------------------------------------------------------
             Corporate Bonds, cont'd.
             Sears Roebuck & Co.,
$    100     9.48%, 7/24/01....................  $   113,359
             (Retail)
             Sears Roebuck Acceptance Corp.,
     300     6.75%, 9/15/05....................      297,726
             (Financial Services)
             Texas Utilities Co.,
     300     6.375%, 8/1/97....................      299,787
             (Utilities)
             Union Oil Co.,
     300     7.75%, 4/20/05....................      316,758
                                                 -----------
             (Petroleum)
             Total corporate bonds
             (cost $5,852,940).................    5,900,721
                                                 -----------
             U. S. Government Securities--36.3%
             United States Treasury Bonds,
   1,600     10.75%, 8/15/05...................    2,120,256
   6,300     11.25%, 2/15/15...................    9,473,625
             United States Treasury Notes,
   3,700     6.00%, 11/30/97...................    3,709,250
     400     5.625%, 1/31/98...................      397,688
   4,325     9.00%, 5/15/98....................    4,644,661
   5,500     6.375%, 1/15/99...................    5,565,285
   2,000     7.50%, 10/31/99...................    2,105,940

Principal
 Amount                                                Value
  (000)                 Description                 (Note 1)
------------------------------------------------------------
             United States Treasury Notes,
$    150     7.75%, 11/30/99...................  $   159,421
   1,100     6.375%, 8/15/02...................    1,116,324
     500     7.25%, 8/15/04....................      534,610
                                                 -----------
             Total U. S. Government Securities
               (cost $29,249,979)..............   29,827,060
                                                 -----------
             Total debt obligations
               (cost $35,547,857)..............   36,166,653
                                                 -----------
             Total long-term investments
               (cost $67,268,904)..............   73,650,828
                                                 -----------
             SHORT-TERM INVESTMENT
             Repurchase Agreement--8.9%
   7,338     Joint Repurchase Agreement
               Account,
             6.39%, 10/2/95 (Note 5)
               (cost $7,338,000)...............    7,338,000
                                                 -----------
             Total Investments--98.6%
             (cost $74,606,904; Note 4)........   80,988,828
             Other assets in excess of
             liabilities--1.4%.................    1,121,118
                                                 -----------
             Net Assets--100%..................  $82,109,946
                                                 -----------
                                                 -----------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
                                         See Notes to Financial Statements.
                                      B-60

                THE PRUDENTIAL         INCOME FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              LONG-TERM INVESTMENTS--95.9%
              Asset Backed Securities--4.0%
              Nationsbank Credit Card Trust,
$      500    Series 1995-1, 6.45%, 4/15/03....  $    501,875
              Prime Credit Card
       500    Series 1995-1, 6.75%, 11/15/05...       500,000
              Standard Credit Card Trust,
       500    Series 1994-4, 8.25%, 11/07/03...       541,090
       500    Series 1995-1, 8.25%, 1/07/07....       548,590
                                                 ------------
              Total asset backed securities
              (cost $2,084,823)................     2,091,555
                                                 ------------
              Corporate Bonds--23.9%
              African Development Bank,
       500    7.75%, 12/15/01..................       529,150
              (Financial Services)
              American General Finance Corp.,
       500    7.25%, 5/15/05...................       515,165
              (Financial Services)
              Associates Corp. of North
                America,
                (Financial Services)
       500    6.625%, 6/15/05..................       493,845
       400    7.25%, 5/15/98...................       409,296
              Columbia Healthcare Corp,
       500    7.58%, 9/15/25...................       512,500
              (Hospital Management)
              Comdisco Inc.,
       500    6.50%, 6/15/00...................       494,550
              (Commercial Services)
              Detroit Edison Co.,
       500    6.34%, 3/15/00...................       494,340
              (Utilities)
              Digital Equipment Corp.,
       250    7.125%, 10/15/02.................       243,505
              (Electronics)
              Dresdner Bank AG,
       500    7.25%, 9/15/15...................       501,040
              (Banking) (Germany)
Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              Equity Lord Realty Corp.,
$      300    10.50%, 12/30/97.................  $    316,875
              (Real Estate)
              Federal Express Corp.,
       500    10.00%, 9/01/98..................       545,480
              (Shipping)
              General Electric Capital Corp.,
       500    7.95%, 2/02/98...................       518,360
              (Financial Services)
              General Motors Acceptance Corp.,
       350    8.00%, 4/10/97...................       358,981
              (Financial Services)
              Grand Metropolitan Investment
                Corp.,
       800    Zero Coupon, 1/06/04.............       454,656
              (Financial Services) (United Kingdom)
              Household Finance Corp.,
     1,000    6.375%, 6/30/00..................       993,560
              (Financial Services)
              Hydro Quebec,
       500    8.00%, 2/01/13...................       525,450
              (Utilities) (Canada)
              IC Industries Financial Corp.,
       705    8.00%, 7/01/96...................       714,166
              (Financial Services)
              Intermediate American Development
                Bank,
       435    8.50%, 3/15/11...................       501,046
              (Banking)
              International Lease Finance
                Corp.,
       300    5.50%, 4/01/97...................       296,451
              (Financial Services)
              Lehman Brothers Holdings, Inc.,
       400    7.625%, 7/15/99..................       409,120
              (Financial Services)
              Petroliam Nasional Berhad,
       500    7.75%, 8/15/15...................       511,100
              (Petroleum)

                                         See Notes to Financial Statements.

                THE PRUDENTIAL       INCOME FUND
(LOGO)          INSTITUTIONAL        PORTFOLIO OF INVESTMENTS
                FUND                 SEPTEMBER 30, 1995

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              Corporate Bonds, cont'd.
              Salomon, Inc.,
$      400    8.64%, 2/27/98...................  $    414,680
              (Financial Services)
              Sears Roebuck Acceptance Corp.,
       500    6.75%, 9/15/05...................       496,210
              (Financial Services)
              SunAmerica, Inc.,
       275    6.58%, 1/15/02...................       270,281
              (Insurance)
              Tenneco Credit Corp.,
       400    10.125%, 12/01/97................       428,396
              (Financial Services)
              Time Warner Inc.,
       300    9.15%, 2/01/23...................       325,533
              (Media)
              Union Bank Finland, Ltd.,
       250    5.25%, 6/15/96...................       247,670
                                                 ------------
              (Banking) (Finland)
              Total corporate bonds
              (cost $12,342,321)...............    12,521,406
                                                 ------------
              Foreign Government Obligations--1.9%
              New Zealand Government Bond,
       500    10.50%, 7/16/00..................       541,721
              Province of Quebec,
       400    9.00%, 5/08/01...................       438,952
                                                 ------------
              Total foreign government
                obligations
              (cost $1,015,099)................       980,673
                                                 ------------
              U.S. Government and Agency Securities--66.1%
              Federal Home Loan Mortgage Corp.,
       802    7.00%, 7/01/08...................       804,823
       500    7.00%, 8/15/23...................       486,405

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              Federal National Mortgage Assn.,
$      500    6.50%, 2/25/24...................  $    463,905
     1,000(a) 6.50%, 15 yr.....................       986,250
     1,000(a) 6.50%, 30 yr.....................       964,370
     2,268    7.00%, 9/25/23 - 7/01/24.........     2,236,387
     2,000(a) 7.50%, 30 yr.....................     2,012,500
     1,444    8.00%, 9/01/09 - 7/01/24.........     1,478,962
     1,493    9.50%, 1/01/25 - 3/01/25.........     1,577,843
              Government National Mortgage
                Assn.,
       843    7.00%, 2/15/09...................       849,303
     2,441(b) 7.00%, 30 yr.....................     2,413,594
       697    7.50%, 12/15/22 - 7/15/23........       707,019
     1,261    9.00%, 9/15/19 - 7/15/21.........     1,336,782
              Tennessee Valley Authority,
       600    7.25%, 7/15/43...................       590,646
              United States Treasury Bonds,
       200    7.625%, 2/15/25..................       226,468
       450    9.00%, 11/15/18..................       573,327
       200    9.25%, 2/15/16...................       257,406
     1,000    10.75%, 8/15/05..................     1,325,160
     1,350    12.00%, 8/15/13..................     1,986,403
              United States Treasury Notes,
     3,350    5.25%, 7/31/98...................     3,292,414
       650    5.625%, 1/31/98..................       646,243
     1,500    5.75%, 10/31/97..................     1,496,955
       500    5.875%, 3/31/99..................       498,670
       600    6.25%, 2/15/03...................       603,372
       150    6.375%, 8/15/02..................       152,226
     2,400    6.375%, 1/15/99..................     2,428,488
     2,100    8.625%, 8/15/97..................     2,202,375
              United States Treasury Strips,
     1,500    Zero Coupon, 2/15/08.............       676,680
     2,000    Zero Coupon, 8/15/08.............       870,400
       700    Zero Coupon, 8/15/11.............       244,657
       500    Zero Coupon, 11/15/11............       171,485
                                                 ------------
              Total U.S. government and
                agency securities
              (cost $33,818,383)...............    34,561,518
                                                 ------------

                                         See Notes to Financial Statements.
                                      B-62

                THE PRUDENTIAL         INCOME FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              Total long-term investments
              (cost $49,260,626)...............  $ 50,155,152
                                                 ------------
              SHORT-TERM INVESTMENT
              Repurchase Agreement--14.3%
              Joint Repurchase Agreement
$    7,478      Account,
              6.39%, 10/2/95 (Note 5)
              (cost $7,478,000)................     7,478,000
                                                 ------------
              Total Investments--110.2%
              (cost $56,738,626; Note 4).......    57,633,152
              Liabilities in excess of other
              assets--(10.2%)..................    (5,335,785)
                                                 ------------
              Net Assets--100%.................  $ 52,297,367
                                                 ------------
                                                 ------------

---------------
(a) Mortgage dollar roll, see Note 1.
(b) $2,000,000 of principal amount is a mortgage dollar roll, see Note 1.

                                         See Notes to Financial Statements.
                                      B-63

                THE PRUDENTIAL           MONEY MARKET FUND
(LOGO)          INSTITUTIONAL            PORTFOLIO OF INVESTMENTS
                FUND                     SEPTEMBER 30, 1995

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              BANK HOLDING PAPER--4.8%
              Bank of New York, Inc.,
              5.87%, 10/27/95
$    2,800    (amortized cost $2,788,129)......  $  2,788,129
                                                 ------------
              COMMERCIAL PAPER -
                DOMESTIC--36.6%
              Aristar, Inc.,
     2,000    5.80%, 10/17/95..................     1,994,844
       800    5.82%, 10/19/95..................       797,672
              Caterpillar Financial Services
                N.V.,
       489    5.67%, 11/21/95..................       485,072
              Chrysler Financial Corp.,
       400    5.85%, 10/27/95..................       398,310
              Countrywide Funding Corp.,
     2,050    5.80%, 10/31/95..................     2,040,092
              Dayton Hudson Corp.,
     2,800    5.78%, 10/25/95..................     2,789,211
              Finova Capital Corp.,
     2,100    5.83%, 10/11/95..................     2,096,599
       735    5.90%, 11/2/95...................       731,145
              Honeywell, Inc.,
       470    5.80%, 11/13/95..................       466,744
              IBM Credit Corp.,
     1,300    5.80%, 10/16/95..................     1,296,858
              ITT Corp.,
     2,100    5.83%, 10/3/95...................     2,099,320
       349    5.85%, 10/4/95...................       348,830
              Nike Inc.,
       988    6.75%, 10/2/95...................       987,815
              Nynex Corp.,
     2,800    6.80%, 10/2/95...................     2,799,471

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              Public Service Elec. & Gas Co.,
$    1,150    5.78%, 10/17/95..................  $  1,147,046
              Smith Barney, Inc.,
       770    5.75%, 10/18/95..................       767,909
                                                 ------------
              Total commercial paper - domestic
              (amortized cost $21,246,938).....    21,246,938
                                                 ------------
              CORPORATE BONDS--12.6%
              Associates Corp. of North
                America,
       500    6.00%, 12/1/95...................       500,058
       400    4.50%, 2/15/96...................       397,922
     1,000    8.80%, 3/1/96....................     1,008,706
              Ford Motor Credit Corp.,
     1,000    8.25%, 5/15/96...................     1,013,983
       600    8.875%, 8/1/96...................       613,532
              General Electric Co.,
       840    7.875%, 5/1/96...................       849,202
              General Motors Acceptance Corp.,
       100    8.75%, 2/1/96....................       100,850
              Household Finance Corp.,
       900    9.375%, 2/15/96..................       908,981
              International Lease Finance
                Corp.,
       430    6.875%, 12/15/95.................       430,568
       375    6.625%, 6/1/96...................       376,208
              NationsBank Corp.,
       500    5.375%, 12/1/95..................       499,554
              Transamerica Finance Corp.,
       600    8.55%, 6/15/96...................       610,567
                                                 ------------
              Total corporate bonds
              (amortized cost $7,310,131)......     7,310,131
                                                 ------------

                                         See Notes to Financial Statements.
                                      B-64

                THE PRUDENTIAL          MONEY MARKET FUND
(LOGO)          INSTITUTIONAL           PORTFOLIO OF INVESTMENTS
                FUND                    SEPTEMBER 30, 1995

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              DEPOSIT NOTES--2.6%
              Society National Bank Cleveland,
$    1,000    6.70%, 4/15/96...................  $  1,004,941
       500    6.00%, 4/25/96...................       498,649
                                                 ------------
              Total deposit notes
              (amortized cost $1,503,590)......     1,503,590
                                                 ------------
              VARIABLE RATE OBLIGATIONS(a)--28.5%
              American Express Centurion Bank,
     1,000    6.26%, 10/2/95...................     1,000,245
              Bank One Columbus N.A.,
     2,700    6.08%, 10/2/95...................     2,698,150
              FCC National Bank,
     1,400    6.15%, 10/2/95...................     1,399,944
              Ford Motor Credit Corp.,
       200    6.14%, 12/18/95..................       200,233
              Goldman Sachs Group, L.P.,
     2,700    6.00%, 10/30/95..................     2,700,000
              IBM Credit Corp.,
     1,500    5.615%, 10/16/95.................     1,499,775
              John Deere Capital Corp.,
     1,000    6.095%, 10/23/95.................     1,001,783
              John Deere Owner Trust,
     1,460    5.8125%, 10/16/95................     1,460,089
              Key Bank New York,
     1,400    6.49%, 10/2/95...................     1,398,953
              Lehman Brothers, Inc.,
     1,000    6.11%, 10/24/95..................     1,000,000
              Merrill Lynch & Co., Inc.,
       500    5.885%, 10/2/95..................       500,000
              Money Market Auto Loan Trust,
       700    6.005%, 10/16/95.................       700,000
              Morgan Stanley Group, Inc.,
     1,000    6.00%, 11/15/95..................     1,000,000
                                                 ------------
              Total variable rate obligations
              (amortized cost $16,559,172).....    16,559,172
                                                 ------------
Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              LOAN PARTICIPATIONS--4.8%
              Engelhard Corp.,
$      800    6.20%, 10/2/95...................  $    800,000
              General Electric Capital Corp.,
     2,000    6.00%, 10/2/95...................     2,000,000
                                                 ------------
              Total loan participations
              (amortized cost $2,800,000)......     2,800,000
                                                 ------------
              MEDIUM-TERM OBLIGATIONS--9.1%
              Associates Corp. of North
                America,
       100    4.68%, 3/29/96...................        99,143
              Deere & Co.,
     1,000    8.47%, 3/18/96...................     1,011,224
              Ford Motor Credit Corp.,
     1,000    5.15%, 3/15/96...................       993,295
              General Motors Acceptance Corp.,
     2,100    4.80%, 11/15/95..................     2,095,777
       570    4.75%, 2/14/96...................       567,268
              International Lease Finance
                Corp.,
       500    5.00%, 5/28/96...................       496,536
                                                 ------------
              Total medium-term obligations
              (amortized cost $5,263,243)......     5,263,243
                                                 ------------
              Total Investments--99.0%
              (amortized cost
                $57,471,203(b))................    57,471,203
              Other assets in excess of
                liabilities--1.0%..............       582,874
                                                 ------------
              Net Assets--100%.................  $ 58,054,077
                                                 ------------
                                                 ------------

---------------
(a) For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(b) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
                                         See Notes to Financial Statements.
                                      B-65

                THE PRUDENTIAL          MONEY MARKET FUND
(LOGO)          INSTITUTIONAL           PORTFOLIO OF INVESTMENTS
                FUND                    SEPTEMBER 30, 1995

The industry classification of portfolio holdings and other net assets shown as a percentage of net assets as of September 30, 1995 were as follows:

      Personal Credit Institutions..........    20.1%
      Business Credit (Finance).............    11.6
      Bank Holding Co.......................    10.3
      Security Brokers & Dealers............    10.3
      Commercial Banks......................     9.1
      Financial Services....................     9.0
      Telecommunications....................     4.8
      Variety Store.........................     4.8
      Asset Backed..........................     3.7
      Mortgage Bankers......................     3.5
      Farm Machinery........................     3.5
      Equip. Rental & Leasing...............     2.2
      Electric Services.....................     2.0
      Footwear..............................     1.7
      Chemicals-Specialty...................     1.4
      Regulating Controls...................     1.0
      Other assets in excess of liabilities      1.0
                                               -----
                                               100.0%
                                               -----
                                               -----

                                         See Notes to Financial Statements.
                                      B-66

                THE PRUDENTIAL         STATEMENT OF ASSETS
(LOGO)          INSTITUTIONAL          AND LIABILITIES
                FUND                   SEPTEMBER 30, 1995

                                GROWTH         STOCK       INTERNATIONAL      ACTIVE                                     MONEY
                                STOCK          INDEX           STOCK         BALANCED      BALANCED       INCOME        MARKET
                                 FUND           FUND           FUND            FUND          FUND          FUND          FUND
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Assets
Investments, at value
  (a)......................  $222,374,363   $ 96,471,101   $137,331,985    $133,506,023   $80,988,828   $57,633,152   $57,471,203
Cash.......................            --             --            184             417           872           897           440
Foreign currency, at value
  (cost $153,643)..........            --             --        153,891              --            --            --            --
Receivable for investments
  sold.....................     1,199,509      5,941,403           --           176,030     1,133,257            --            --
Interest and dividends
  receivable...............       162,987        206,021      404,440           641,767       685,304       563,134       386,072
Receivable for Fund shares
  sold.....................       789,547        361,069      323,593           191,349       207,730        58,336       227,193
Due from Manager...........            --          1,754           --                --            --         4,635            --
Deferred expenses and other
  assets...................        29,670         32,252       29,485            30,735        28,919        31,988        30,486
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
    Total assets...........   224,556,076    103,013,600   138,243,578      134,546,321    83,044,910    58,292,142    58,115,394
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Liabilities
Payable for investments
  purchased................     2,555,583        872,222      987,689         1,013,369       667,995     5,934,375            --
Payable for Fund shares
  reacquired...............     1,286,353         85,455      314,389            46,984       155,532        11,863        34,386
Accrued expenses...........        77,378         70,888      148,784            51,045        44,922        42,870        16,633
Due to broker-variation
  margin...................            --         29,670           --                --            --            --            --
Management fee payable.....       107,403             --       92,756            68,472        57,582            --         3,953
Administration fee
  payable..................        23,965         10,799       14,738            14,564         8,933         5,667         6,345
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
    Total liabilities......     4,050,682      1,069,034    1,558,356         1,194,434       934,964     5,994,775        61,317
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net Assets.................  $220,505,394   $101,944,566   $136,685,222    $133,351,887   $82,109,946   $52,297,367   $58,054,077
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net assets were comprised
  of:
Shares of beneficial
  interest, at par.........  $     13,604   $      7,169   $    8,964      $     10,703   $     6,576   $     5,238   $    58,054
Paid-in capital in excess
  of par...................   169,441,843     80,650,936   121,007,773      116,928,121    71,932,999    52,130,203    57,996,023
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
                              169,455,447     80,658,105   121,016,737      116,938,824    71,939,575    52,135,441    58,054,077
Undistributed net
  investment income........            --      1,562,991    1,582,613         2,883,961     1,706,435            --            --
Accumulated net realized
  gain (loss) on
  investments..............    (3,016,003)     4,001,988   (3,235,336   )     1,414,649     2,082,012      (732,600)           --
Net unrealized appreciation
  (depreciation) on
  investments and foreign
  currencies...............    54,065,950     15,721,482   17,321,208        12,114,453     6,381,924       894,526            --
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net assets, September 30,
  1995.....................  $220,505,394   $101,944,566   $136,685,222    $133,351,887   $82,109,946   $52,297,367   $58,054,077
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Shares of beneficial
  interest issued and
  outstanding..............    13,604,202      7,168,801    8,964,457        10,703,173     6,575,791     5,237,904    58,054,077
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net asset value per
  share....................  $      16.21   $      14.22   $    15.25      $      12.46   $     12.49   $      9.98   $      1.00
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
(a) Identified cost........  $168,308,413   $ 80,942,844   $120,016,426    $121,391,570   $74,606,904   $56,738,626   $57,471,203

     See Notes to Financial Statements.
                                      B-67

                THE PRUDENTIAL          STATEMENT OF
(LOGO)          INSTITUTIONAL           OPERATIONS
                FUND                    YEAR ENDED SEPTEMBER 30, 1995

                                GROWTH         STOCK       INTERNATIONAL      ACTIVE                                     MONEY
                                STOCK          INDEX           STOCK         BALANCED      BALANCED       INCOME        MARKET
                                 FUND           FUND           FUND            FUND          FUND          FUND          FUND
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net Investment Income
Income
  Interest.................  $    198,002   $    637,099   $  499,812      $  3,847,389   $ 2,407,512   $ 3,187,231   $ 3,128,647
  Dividends (a)............     1,190,186      1,623,115    3,287,355           896,599       560,304            --            --
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
    Total income...........     1,388,188      2,260,214    3,787,167         4,743,988     2,967,816     3,187,231     3,128,647
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Expenses
  Management fee...........     1,049,893        286,843    1,367,665           733,748       496,395       231,931       236,009
  Administration fee.......       201,075         96,138      159,439           140,527        95,069        62,187        70,311
  Custodian's fees and
  expenses.................        88,000        124,000      280,000            74,000        72,000        65,000        73,000
  Registration fees........        63,000         35,000       32,000            60,000        23,000        25,000        30,000
  Transfer agent's fees and
    expenses...............        36,092         17,256       28,618            25,224        17,064        11,162        12,621
  Reports to
  shareholders.............        25,000         25,000       25,000            13,000        25,000        13,000        13,000
  Amortization of
    organization
    expenses...............        13,385         13,385       13,385            13,213        13,385        13,049        13,213
  Legal fees...............        11,000         11,000       15,000            11,000        11,000        11,000        11,000
  Audit fee................        12,000         11,000       15,000            12,000        11,000        11,000         9,000
  Trustees' fees...........         8,572          8,572        8,572             8,572         8,572         8,572         8,572
  Miscellaneous............         6,056          4,525        5,856             5,244         4,762         4,256         4,382
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
    Total expenses.........     1,514,073        632,719    1,950,535         1,096,528       777,247       456,157       481,108
  Expense subsidy (Note
    2).....................       (14,225)      (202,456)     (47,700)          (48,317)      (68,112)     (131,453)     (166,428)
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net expenses...............     1,499,848        430,263    1,902,835         1,048,211       709,135       324,704       314,680
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net investment income
  (loss)...................      (111,660)     1,829,951    1,884,332         3,695,777     2,258,681     2,862,527     2,813,967
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Realized and Unrealized
Gain (Loss) on Investment
and Foreign Currency
Transactions
Net realized gain (loss)
  on:
  Securities...............       820,651      1,869,439   (2,892,161)        1,585,229     2,197,085        92,951            --
  Futures transactions.....            --      2,175,415           --                --            --            --            --
  Foreign currency
  transactions.............        (5,798)            --     (192,785)               --        (1,009)           --            --
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
                                  814,853      4,044,854   (3,084,946)        1,585,229     2,196,076        92,951            --
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net change in unrealized
  appreciation
  (depreciation) on:
  Securities and foreign
  currencies...............    47,538,274     13,632,300    9,333,213        12,809,504     6,413,335     2,865,097            --
  Financial futures
  contracts................            --        282,600           --                --            --            --            --
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
                               47,538,274     13,914,900    9,333,213        12,809,504     6,413,335     2,865,097            --
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net gain on investments and
  foreign currencies.......    48,353,127     17,959,754    6,248,267        14,394,733     8,609,411     2,958,048            --
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net Increase in Net Assets
Resulting from
Operations.................  $ 48,241,467   $ 19,789,705   $8,132,599      $ 18,090,510   $10,868,092   $ 5,820,575   $ 2,813,967
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
(a)Net of foreign withholding taxes of $26,902, $11,248, $461,615, $3,187, $10,097, respectively.

     See Notes to Financial Statements.
                                      B-68

                THE PRUDENTIAL          STATEMENT OF CHANGES
(LOGO)          INSTITUTIONAL           IN NET ASSETS
                FUND

                                       GROWTH                         STOCK                       INTERNATIONAL
                                        STOCK                         INDEX                           STOCK
                                        FUND                           FUND                           FUND
                             ---------------------------   ----------------------------      -------------------------
                              Year Ended September 30,       Year Ended September 30,        Year Ended September 30,
                             ---------------------------   ----------------------------      -------------------------
                                 1995           1994           1995            1994             1995
                             ------------   ------------   -------------   ------------      -----------
Increase (Decrease) in
Net Assets
Operations
 Net investment income
   (loss)...............       $(111,660)        $25,287      $1,829,951       $892,321        $1,884,332
 Net realized gain
   (loss) on investments
   and foreign currency
   transactions.........          814,853     (3,778,648)      4,044,854        186,406        (3,084,946)
 Net change in
   unrealized
   appreciation
   (depreciation) on
   investments and
   foreign currencies...       47,538,274       3,531,929     13,914,900        380,870         9,333,213
                             ------------   -------------   -------------  -------------     ------------
 Net increase (decrease)
   in net assets
   resulting from
   operations...........       48,241,467        (221,432)    19,789,705       1,459,597        8,132,599
                             ------------   -------------   -------------  -------------     ------------
Net equalization
credits.................              --           44,776             --          289,937              --
                             ------------   -------------   -------------  -------------     ------------
Dividends and
 distributions
 Dividends to
   shareholders from net
   investment income....          (48,781)        (43,709)    (1,015,394)       (481,228)         (750,797)
                             ------------   -------------   ------------   --------------     ------------
 Distributions to
   shareholders from net
   realized gains.......              --         (131,129)      (165,297)       (106,939)       (2,440,090)
                             ------------   -------------   ------------   --------------     ------------
Fund share transactions
 Net proceeds from
   shares sold..........      138,943,130      80,605,272     52,960,096      29,356,230        93,624,206
 Net asset value of
   shares issued to
   shareholders in
   reinvestment of
   dividends and
   distributions........           48,781         174,838      1,180,691         588,167        3,190,887
 Cost of shares
   redeemed.............      (73,635,171)    (21,470,653)   (20,924,559)     (8,128,767)     (67,895,915)
                             ------------   -------------   -------------  -------------     ------------
 Net increase in net
   assets from Fund
   share transactions...       65,356,740      59,309,457     33,216,228      21,815,630       28,919,178
                             ------------   -------------   ------------   -------------     ------------
Net increase............      113,549,426      58,957,963     51,825,242      22,976,997       33,860,890
Net Assets
 Beginning of year......      106,955,968      47,998,005     50,119,324      27,142,327      102,824,332
                            ------------    -------------   ------------   -------------     ------------
 End of year...... ......    $220,505,394    $106,955,968   $101,944,566     $50,119,324     $136,685,222
                             ------------   -------------   ------------   -------------     ------------
                             ------------   -------------   ------------   -------------     ------------

                               INTERNATIONAL                        ACTIVE
                               STOCK                               BALANCED
                               FUND                                  FUND
                             ---------------------------     ----------------------------
                              Year Ended September 30,         Year Ended September 30,
                             ---------------------------     ----------------------------
                                1994                         1995            1994
                             ------------                  -------------   ------------
Increase (Decrease) in
Net Assets
Operations
 Net investment income
   (loss)...............      $  736,785                    $   3,695,777     $ 1,805,400
 Net realized gain
   (loss) on investments
   and foreign currency
   transactions........ .      2,235,681                        1,585,229         119,065
 Net change in
   unrealized
   appreciation
   (depreciation) on
   investments and
   foreign currencies...       5,701,535                        12,809,504      (1,395,057)
                           -------------                     -------------   -------------
 Net increase (decrease)
   in net assets
   resulting from
   operations......... ..      8,674,001                        18,090,510         529,408
                           -------------                     -------------   -------------
Net equalization
credits.................         695,692                                --         296,744
                           -------------                     -------------   -------------
Dividends and
 distributions
 Dividends to
   shareholders from net
   investment incom e....        (98,619)                       (2,260,245)       (503,768)
                          -------------                      -------------   -------------
 Distributions to
   shareholders from net
   realized gains.......        (493,097)                         (272,788)       (395,817)
                           -------------                     -------------   -------------
Fund share transactions
 Net proceeds from
   shares sold..........      86,220,384                        54,908,716      56,588,609
 Net asset value of
   shares issued to
   shareholders in
   reinvestment of
   dividends and
   distributions........         591,716                         2,533,033          899,585
 Cost of shares
   redeemed.............     (24,473,332)                      (20,823,769)     (15,023,860)
                           -------------                     -------------   --------------
 Net increase in net
   assets from Fund
   share transactions...      62,338,768                        36,617,980       42,464,334
                           -------------                     -------------   --------------
Net increase............      71,116,745                        52,175,457       42,390,901
Net Assets
 Beginning of year......      31,707,587                        81,176,430       38,785,529
                           -------------                     -------------   --------------
 End of year............   $ 102,824,332                     $ 133,351,887      $81,176,430
                           -------------                     -------------   --------------
                           -------------                     -------------   --------------

     See Notes to Financial Statements.
                                      B-69

                THE PRUDENTIAL          STATEMENT OF CHANGES
(LOGO)          INSTITUTIONAL           IN NET ASSETS
                FUND

                                                                                                                 MONEY
                                       BALANCED                             INCOME                              MARKET
                                         FUND                                FUND                                FUND
                            -------------------------------     -------------------------------     -------------------------------
                               Year Ended September 30,            Year Ended September 30,            Year Ended September 30,
                            -------------------------------     -------------------------------     -------------------------------
                                1995              1994              1995              1994              1995              1994
                            -------------     -------------     -------------     -------------     -------------     -------------
Increase (Decrease) in
Net Assets
Operations
 Net investment
   income...............    $   2,258,681      $ 1,261,344       $ 2,862,527       $ 1,982,080      $   2,813,967      $ 1,276,052
 Net realized gain
   (loss) on investments
   and foreign currency
   transactions.........        2,196,076          163,359            92,951          (826,533)                --            1,550
 Net change in
   unrealized
   appreciation
   (depreciation) on
   investments and
   foreign currencies...        6,413,335       (1,878,445)        2,865,097        (2,659,530)                --               --
                            -------------     -------------     -------------     -------------     -------------     -------------
 Net increase (decrease)
   in net assets
   resulting from
   operations...........       10,868,092         (453,742)        5,820,575        (1,503,983)         2,813,967        1,277,602
                            -------------     -------------     -------------     -------------     -------------     -------------
Net equalization
 credits................               --          721,188                --                --                 --               --
                            -------------     -------------     -------------     -------------     -------------     -------------
Dividends and
 distributions
 Dividends to
   shareholders from net
   investment income....       (1,529,788)        (604,065)       (2,862,527)       (1,982,080)        (2,813,967)      (1,277,602)
                            -------------     -------------     -------------     -------------     -------------     -------------
 Distributions to
   shareholders from net
   realized gains.......         (269,963)        (735,383)               --          (137,236)                --               --
                            -------------     -------------     -------------     -------------     -------------     -------------
Fund share transactions
 Net proceeds from
   shares sold..........       26,091,264       42,441,610        11,549,255        15,768,473         55,919,976       32,311,167
 Net asset value of
   shares issued to
   shareholders in
   reinvestment of
   dividends and
   distributions........        1,799,751        1,339,448         2,862,527         2,119,316          2,813,967        1,277,602
 Cost of shares
   redeemed.............      (19,161,993)      (6,059,058)       (6,473,780)       (7,878,160)       (47,010,598)     (17,493,001)
                            -------------     -------------     -------------     -------------     -------------     -------------
 Net increase in net
   assets from Fund
   share transactions...        8,729,022       37,722,000         7,938,002        10,009,629         11,723,345       16,095,768
                            -------------     -------------     -------------     -------------     -------------     -------------
Net increase............       17,797,363       36,649,998        10,896,050         6,386,330         11,723,345       16,095,768
Net Assets
 Beginning of year......       64,312,583       27,662,585        41,401,317        35,014,987         46,330,732       30,234,964
                            -------------     -------------     -------------     -------------     -------------     -------------
 End of year............    $  82,109,946      $64,312,583       $52,297,367       $41,401,317      $  58,054,077      $46,330,732
                            -------------     -------------     -------------     -------------     -------------     -------------
                            -------------     -------------     -------------     -------------     -------------     -------------

     See Notes to Financial Statements.
                                      B-70

                THE PRUDENTIAL          FINANCIAL HIGHLIGHTS
(LOGO)          INSTITUTIONAL
                FUND

                                                                      GROWTH                              STOCK
                                                                      STOCK                               INDEX
                                                                       FUND                               FUND
                                                  ----------------------------------------------        ---------
                                                                                    November 5,         Year Ended
                                                                                      1992(a)           September
                                                    Year Ended September 30,          Through              30,
                                                  ----------------------------     September 30,        ---------
                                                    1995             1994              1993               1995
                                                  ---------      -------------     -------------        ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $   12.00        $   12.10          $ 10.00           $   11.27
                                                  ---------      -------------     -------------        ---------
Income from investment operations:
Net investment income(b)......................           --               --              .04                 .23
Net realized and unrealized gain (loss) on
 investment and foreign currency
 transactions.................................         4.22             (.06)            2.08                2.97
                                                  ---------      -------------     -------------        ---------
 Total from investment operations.............         4.22             (.06)            2.12                3.20
                                                  ---------      -------------     -------------        ---------
Less distributions:
Dividends from net investment income..........         (.01)            (.01)            (.02)               (.22)
Distributions from net realized gains.........           --             (.03)              --                (.03)
                                                  ---------      -------------     -------------        ---------
Total distributions...........................         (.01)            (.04)            (.02)               (.25)
                                                  ---------      -------------     -------------        ---------
Net asset value, end of period................    $   16.21        $   12.00          $ 12.10           $   14.22
                                                  ---------      -------------     -------------        ---------
                                                  ---------      -------------     -------------        ---------
TOTAL RETURN(d)...............................        35.14%           (0.50)%          21.22%              29.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $ 220,505        $ 106,956          $47,998           $ 101,945
Average net assets (000)......................    $ 149,985        $  71,449          $17,592           $  71,711
Ratios to average net assets: (b)
 Expenses.....................................         1.00%            1.00%            1.00%(c)             .60%
 Net investment income........................         (.07)%            .04%             .31%(c)            2.55%
Portfolio turnover rate.......................           64%              65%              84%                 11%

                                                           STOCK
                                                           INDEX
                                                           FUND
                                               --------------------------------

                                                                   November 5,
                                                                     1992(a)
                                                Year Ended           Through
                                               September 30,       September 30,
                                                    1994              1993
                                                -------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 11.12           $ 10.00
                                                -------------     -------------
Income from investment operations:
Net investment income(b)......................         .26               .23
Net realized and unrealized gain (loss) on
 investment and foreign currency
 transactions.................................         .11               .94
                                                -------------     -------------
 Total from investment operations.............         .37              1.17
                                                -------------     -------------
Less distributions:
Dividends from net investment income..........        (.18)             (.05)
Distributions from net realized gains.........        (.04)               --
                                                -------------     -------------
Total distributions...........................        (.22)             (.05)
                                                -------------     -------------
Net asset value, end of period................     $ 11.27           $ 11.12
                                                -------------     -------------
                                                -------------     -------------
TOTAL RETURN(d)...............................        3.33%            11.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $50,119           $27,142
Average net assets (000)......................     $38,098           $18,807
Ratios to average net assets: (b)
 Expenses.....................................         .60%              .60%(c)
 Net investment income........................        2.34%             2.41%(c)
Portfolio turnover rate.......................           2%                1%

---------------
 (a) Commencement of investment operations.
 (b) Net of expense subsidy.
 (c) Annualized.
 (d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.

     See Notes to Financial Statements.
                                      B-71

                THE PRUDENTIAL           FINANCIAL HIGHLIGHTS
(LOGO)          INSTITUTIONAL
                FUND

                                                                                                         ACTIVE
                                                                                                        BALANCED
                                                                  INTERNATIONAL                           FUND
                                                                      STOCK                             ---------
                                                                       FUND
                                                  ----------------------------------------------          Year
                                                                                    November 5,           Ended
                                                                                      1992(a)           September
                                                    Year Ended September 30,          Through              30,
                                                  ----------------------------     September 30,        ---------
                                                    1995             1994              1993               1995
                                                  ---------      -------------     -------------        ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $   14.84        $   12.35          $ 10.00           $   10.92
                                                  ---------      -------------     -------------        ---------
Income from investment operations:
Net investment income(b)......................          .18              .13              .16                 .33
Net realized and unrealized gain (loss) on
 investment and foreign currency
 transactions.................................          .66             2.54             2.21                1.54
                                                  ---------      -------------     -------------        ---------
 Total from investment operations.............          .84             2.67             2.37                1.87
                                                  ---------      -------------     -------------        ---------
Less distributions:
Dividends from net investment income..........         (.10)            (.03)            (.02)               (.29)
Distributions from net realized gains.........         (.33)            (.15)              --                (.04)
                                                  ---------      -------------     -------------        ---------
Total distributions...........................         (.43)            (.18)            (.02)               (.33)
                                                  ---------      -------------     -------------        ---------
Net asset value, end of period................    $   15.25        $   14.84          $ 12.35           $   12.46
                                                  ---------      -------------     -------------        ---------
                                                  ---------      -------------     -------------        ---------
TOTAL RETURN(d)...............................         5.95%           21.71%           23.74%              17.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $ 136,685        $ 102,824          $31,708           $ 133,352
Average net assets (000)......................    $ 118,927        $  68,476          $14,491           $ 104,821
Ratios to average net assets:(b)
 Expenses.....................................         1.60%            1.60%            1.60%(c)            1.00%
 Net investment income........................         1.58%            1.08%            1.44%(c)            3.53%
Portfolio turnover rate.......................           20%              21%              15%                 30%


                                                         ACTIVE
                                                        BALANCE
                                                          FUND
                                               --------------------------------
                                                                   January 4,
                                                                     1993(a)
                                                Year Ended           Through
                                               September 30,      September 30,
                                                    1994              1993
                                                -------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 11.05           $ 10.00
                                                -------------     -------------
Income from investment operations:
Net investment income(b)......................         .24               .21
Net realized and unrealized gain (loss) on
 investment and foreign currency
 transactions.................................        (.12)              .84
                                                -------------     -------------
 Total from investment operations.............         .12              1.05
                                                -------------     -------------
Less distributions:
Dividends from net investment income..........        (.14)               --
Distributions from net realized gains.........        (.11)               --
                                                -------------     -------------
Total distributions...........................        (.25)               --
                                                -------------     -------------
Net asset value, end of period................     $ 10.92           $ 11.05
                                                -------------     -------------
                                                -------------     -------------
TOTAL RETURN(d)...............................        1.07%            10.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $81,176           $38,786
Average net assets (000)......................     $58,992           $12,815
Ratios to average net assets:(b)
 Expenses.....................................        1.00%             1.00%(c)
 Net investment income........................        3.06%             2.68%(c)
Portfolio turnover rate.......................          40%               47%

---------------
 (a) Commencement of investment operations.
 (b) Net of expense subsidy.
 (c) Annualized.
 (d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.

     See Notes to Financial Statements.
                                       B-72

                THE PRUDENTIAL       FINANCIAL HIGHLIGHTS
(LOGO)          INSTITUTIONAL
                FUND

                                                                     BALANCED                            INCOME
                                                                       FUND                               FUND
                                                  ----------------------------------------------        ---------
                                                                                    November 5,
                                                                                      1992(a)           Year Ended
                                                    Year Ended September 30,          Through          September 30,
                                                  ----------------------------     September 30,        ---------
                                                    1995             1994              1993               1995
                                                  ---------      -------------     -------------        ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 11.08          $ 11.80           $ 10.00            $  9.38
                                                  ---------      -------------     -------------        ---------
Income from investment operations:
Net investment income(b)......................         .18              .31               .31                .59
Net realized and unrealized gain (loss) on
 investment and foreign currency
 transactions.................................        1.53             (.52)             1.54                .60
                                                  ---------      -------------     -------------        ---------
 Total from investment operations.............        1.71             (.21)             1.85               1.19
                                                  ---------      -------------     -------------        ---------
Less distributions:
Dividends from net investment income..........        (.25)            (.23)             (.05)              (.59)
Distributions from net realized gains.........        (.05)            (.28)               --                 --
                                                  ---------      -------------     -------------        ---------
Total distributions...........................        (.30)            (.51)             (.05)              (.59)
                                                  ---------      -------------     -------------        ---------
Net asset value, end of period................     $ 12.49          $ 11.08           $ 11.80            $  9.98
                                                  ---------      -------------     -------------        ---------
                                                  ---------      -------------     -------------        ---------
TOTAL RETURN(d)...............................       15.90%           (1.88)%           18.58%             13.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $82,110          $64,313           $27,663            $52,297
Average net assets (000)......................     $70,914          $44,048           $17,401            $46,386
Ratios to average net assets: (b)
 Expenses.....................................        1.00%            1.00%             1.00%(c)            .70%
 Net investment income........................        3.19%            2.86%             3.16%(c)           6.17%
Portfolio turnover rate.......................          65%              52%               74%               145%


                                                           INCOME
                                                             FUND
                                               --------------------------------
                                                                    March 1,
                                                                     1993(a)
                                                Year Ended           Through
                                               September 30,       September 30,
                                                    1994              1993
                                                -------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 10.33           $ 10.00
                                                -------------     -------------
Income from investment operations:
Net investment income(b)......................         .52               .27
Net realized and unrealized gain (loss) on
 investment and foreign currency
 transactions.................................        (.91)              .33
                                                -------------     -------------
 Total from investment operations.............        (.39)              .60
                                                -------------     -------------
Less distributions:
Dividends from net investment income..........        (.52)             (.27)
Distributions from net realized gains.........        (.04)               --
                                                -------------     -------------
Total distributions...........................        (.56)             (.27)
                                                -------------     -------------
Net asset value, end of period................     $  9.38           $ 10.33
                                                -------------     -------------
                                                -------------     -------------
TOTAL RETURN(d)...............................       (3.91)%            6.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $41,401           $35,015
Average net assets (000)......................     $37,802           $25,626
Ratios to average net assets: (b)
 Expenses.....................................         .70%              .70%(c)
 Net investment income........................        5.24%             4.62%(c)
Portfolio turnover rate.......................          83%               93%

---------------
 (a) Commencement of investment operations.
 (b) Net of expense subsidy.
 (c) Annualized.
 (d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.

     See Notes to Financial Statements.
                                       B-73

                THE PRUDENTIAL        FINANCIAL HIGHLIGHTS
(LOGO)          INSTITUTIONAL
                FUND

                                                                              MONEY
                                                                             MARKET
                                                                              FUND
                                                      -----------------------------------------------------
                                                                                               January 4,
                                                                                                 1993(a)
                                                         Year Ended September 30,                Through
                                                      -------------------------------         September 30,
                                                        1995                1994                  1993
                                                      ---------         -------------         -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........         $  1.00             $  1.00               $  1.00
Net investment income and net realized
 gains(b).....................................             .05                 .03                   .02
Dividends from net investment income..........            (.05)               (.03)                 (.02)
                                                      ---------         -------------         -------------
Net asset value, end of period................         $  1.00             $  1.00               $  1.00
                                                      ---------         -------------         -------------
                                                      ---------         -------------         -------------
TOTAL RETURN(d)...............................            5.47%               3.32%                 2.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............         $58,054             $46,331               $30,235
Average net assets (000)......................         $52,446             $38,170               $25,296
Ratios to average net assets: (b)
 Expenses.....................................             .60%                .60%                  .60%(c)
 Net investment income........................            5.37%               3.34%                 2.73%(c)

---------------
 (a) Commencement of investment operations.
 (b) Net of expense subsidy.
 (c) Annualized.
 (d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.

     See Notes to Financial Statements.

                THE PRUDENTIAL       NOTES TO
(LOGO)          INSTITUTIONAL        FINANCIAL STATEMENTS
                FUND

   The Prudential Institutional Fund (the ``Company'') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and consists of seven separate funds (Fund or Funds): Growth Stock Fund, Stock Index Fund, International Stock Fund, Active Balanced Fund, Balanced Fund, Income Fund and Money Market Fund. The Company had no operations until July 7, 1992 when 10,000 shares of beneficial interest (2,500 shares each of Growth Stock Fund, Stock Index Fund, International Stock Fund and Balanced Fund) were sold for $100,000 to Prudential Institutional Fund Management, Inc. (``PIFM''). Investment operations commenced on: November 5, 1992 for the Growth Stock Fund, Stock Index Fund, International Stock Fund and Balanced Fund; January 4, 1993 for the Active Balanced Fund and Money Market Fund; and March 1, 1993 for the Income Fund.

   The Funds' investment objectives are as follows: Growth Stock Fund--long-term growth of capital through investment primarily in equity securities of established companies with above-average growth prospects; Stock Index Fund--investment results that correspond to the price and yield performance of Standard & Poor's 500 Composite Stock Price Index; International Stock Fund--long-term growth of capital through investment in equity securities of foreign issues with income as a secondary objective; Active Balanced Fund--total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed income securities and money market instruments; Balanced Fund--long-term total return consistent with moderate portfolio risk; Income Fund--a high level of income over the longer term while providing reasonable safety of principal; and Money Market Fund--high current income, preservation of principal and maintenance of liquidity, while maintaining a $1.00 net asset value per share.

   The ability of issuers of debt securities, other than those issued or guaranteed by the U.S. Government, held by the Funds to meet their obligations may be affected by economic developments in a specific industry, region, or country.

Note 1. Accounting Policies
   The following is a summary of significant accounting policies followed by the Fund.

   Securities Valuations: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade and NASDAQ national market equity securities are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day.

   Securities, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, shall be valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

   U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service.

   Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of one of the subadvisers, does not represent fair value, shall be valued at fair value as determined under procedures established by the Trustees.

   Quotations of foreign securities in a foreign currency shall be converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer. Forward currency
                                      B-75

                THE PRUDENTIAL          NOTES TO
(LOGO)          INSTITUTIONAL           FINANCIAL STATEMENTS
                FUND

exchange contracts shall be valued at the current cost of covering or offsetting such contracts.

   Securities held by the Money Market Fund are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities held by the other Funds which mature in more than 60 days are valued at current market quotations and those which mature in 60 days or less are valued at amortized cost. In the event that a Subadviser determines that amortized cost does not represent fair value for certain short-term securities with remaining maturities of 60 days or less, such securities will be valued at market value.

   In connection with transactions in repurchase agreements, it is the Company's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Company may be delayed or limited.

   Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

   Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin.'' Subsequent payments, known as ``variation margin,'' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

   The Funds invest in financial futures contracts in order to hedge their existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value. Under a variety of circumstances, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realized a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

   Dollar Rolls: The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase somewhat similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
   (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange.
   (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange
                                      B-76

                THE PRUDENTIAL          NOTES TO
(LOGO)          INSTITUTIONAL           FINANCIAL STATEMENTS
                FUND

prevailing on the respective dates of such transactions.

   Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the fiscal year, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

   Net realized losses on foreign currency transactions represent net foreign exchange losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation/ depreciation on securities and foreign currencies.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   Equalization: During the fiscal year ended September 30, 1995, the Funds (except for the Income and Money Market Funds) discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per-share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The following balances of undistributed net investment income at September 30, 1994, resulting from equalization were transferred to paid-in capital in excess of par for each of the respective Funds:

Growth Stock Fund                     $  90,444
Stock Index Fund                        398,227
International Stock Fund                881,462
Active Balanced Fund                    788,116
Balanced Fund                           899,912

   Such reclassifications have no effect on net assets, results of operations, or net asset value per share of the Funds.

   Dividends and Distributions: Dividends and distributions of each Fund are declared in cash and automatically reinvested in additional shares of the Fund. The Income Fund and Money Market Fund will declare dividends of their net investment income and, for the Money Market Fund, net capital gain (loss), daily and distribute such dividends monthly. Each other Fund will declare and distribute a dividend of its net investment income, if any, at least annually. Except for the Money Market Fund, each Fund will declare and distribute its net capital gains, if any, at least annually. Distributions of income dividends and capital gains distributions of each Fund are made on the payment date and reinvested at the per share net asset value as of the record date or such other date as the Board may determine. On the ``ex-dividend'' date, the net asset value per share excludes the dividend (i.e., is reduced by the amount of the distribution).

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
                                      B-77

                THE PRUDENTIAL         NOTES TO
(LOGO)          INSTITUTIONAL          FINANCIAL STATEMENTS
                FUND

   Taxes: It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

   Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

   Reclassification of Capital Accounts: The Company accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies.

   For the year ended September 30, 1995, the application of this statement affected undistributed net investment income (``UNI''), accumulated net realized gain (loss) on investments (``G/L'') and paid-in capital in excess of par (``PIC'') by the following amounts:

                                  UNI        G/L         PIC
                               ---------   --------   ---------
Growth Stock Fund              $ 141,451   $  5,798   $(147,249)
International Stock Fund         (81,325)    81,325          --
Active Balanced Fund            (107,185)   107,185          --
Balanced Fund                   (112,634)   112,634          --

   Net investment income, net realized gains and net assets were not affected by this change.

   Deferred Organizational Expenses: Approxi-mately $450,000 of costs were incurred in connection with the organization and initial registration of the Company and have been deferred and are being amortized ratably over the period of benefit not to exceed 60 months from the date each of the Funds' commenced investment operations.

Note 2. Agreements
   The Company has entered into a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential).

   PIFM has entered into subadvisory agreements with The Prudential Investment Corporation (``PIC''), Jennison Associates Capital Corp. (``Jennison'') and Mercator Asset Management, Inc. (``Mercator''), each a wholly-owned subsidiary of Prudential. Each subadviser will furnish investment advisory services in connection with the management of the various Funds. Jennison serves as subadviser to the Growth Stock Fund and the Active Balanced Fund. PIC serves as subadviser to the Balanced Fund, the Stock Index Fund, the Income Fund and the Money Market Fund. Mercator serves as subadviser to the International Stock Fund. PIFM will pay for the costs and expenses attributable to the subadvisory agreements and the salaries and expenses of all personnel of the Company except for fees and expenses of unaffiliated Trustees. The Funds will bear all other costs and expenses.

   Each Fund will pay PIFM a fee for its services provided to the Fund. The fees are computed daily and payable monthly at the annual rates specified below of the value of each Funds' average daily net assets:

Fund                                  Management Fee
--------------------------            ---------------
Growth Stock Fund                            .70%
Stock Index Fund                             .40
International Stock Fund                    1.15
Active Balanced Fund                         .70
Balanced Fund                                .70
Income Fund                                  .50
Money Market Fund                            .45

   PIFM has voluntarily agreed to subsidize a portion of the operating expenses of the Funds until September 30, 1996. Such expenses may be recovered by PIFM through December 31, 1996 so
                                      B-78

                THE PRUDENTIAL        NOTES TO
(LOGO)          INSTITUTIONAL         FINANCIAL STATEMENTS
                FUND

long as the total expense ratios do not exceed certain predetermined levels set forth in the Company's prospectus. For the year ended September 30, 1995, PIFM subsidized the following amounts:

                            Percentage
                            of Average         Amount per
Fund                        Net Assets           Share
-------------------------  -------------   ------------------
Growth Stock Fund               .01%             $ .001
Stock Index Fund                .28                .025
International Stock Fund        .04                .002
Active Balanced Fund            .05                .004
Balanced Fund                   .10                .005
Income Fund                     .28                .027
Money Market Fund               .32                .001

   The Company has entered into an administration agreement with Prudential Mutual Fund Management, Inc. (``PMF''), an indirect wholly-owned subsidiary of Prudential. The administration fee paid PMF will be computed daily and payable monthly, at an annual rate of .17% of the Company's daily net assets up to $250 million and .15% of the Company's average daily net assets in excess of $250 million. PMF will furnish to the Company such services as the Company may require in connection with the administration of the Company's business affairs. PMF will also provide certain transfer agent services through its wholly-owned subsidiary, Prudential Mutual Fund Services, Inc. (``PMFS''). For such services, PMFS will be paid .03% of the Company's daily net assets up to $250 million and
 .02% of the Company's average daily net assets in excess of $250 million from the administration fee paid to PMF.

Note 3. Other Transactions with Affiliates
   For the year ended September 30, 1995, Prudential Securities Incorporated, an affiliate of PIFM, earned approximately $1,000 in brokerage commissions from portfolio transactions executed on behalf of the Balanced Fund.

Note 4. Portfolio Securities
   Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1995 were as follows:

Fund                              Purchases           Sales
----------------------------     ------------      -----------
Growth Stock Fund                $166,285,606      $94,901,288
Stock Index Fund                   31,191,257        6,793,307
International Stock Fund           51,878,167       22,058,837
Active Balanced Fund               55,254,010       24,449,598
Balanced Fund                      51,413,549       41,017,407
Income Fund                        72,942,188       62,818,679

   On September 30, 1995, the Stock Index Fund purchased 62 financial futures contracts on the S&P 500 Index expiring December, 1995. The cost of such contracts was $18,040,975. The value of such contracts on September 30, 1995 was $18,234,200, thereby resulting in an unrealized gain of $193,225.

   The federal income tax basis and unrealized appreciation/depreciation of the Fund's investments as of September 30, 1995 were as follows:

                                  Net Unrealized
                                  Appreciation/
                                   Depreciation
                                  --------------       Gross Unrealized
Fund                   Basis                      Appreciation  Depreciation
------------------- ------------                  ------------  ------------
Growth Stock Fund   $168,492,267   $ 53,882,096   $55,631,552    $1,749,456
Stock Index Fund      80,984,245     15,486,856    16,243,442       756,586
International Stock
 Fund                120,016,426     17,315,559    19,620,167     2,304,608
Active Balanced
 Fund                121,485,163     12,020,860    12,744,154       723,294
Balanced Fund         74,648,132      6,340,696     6,845,882       505,186
Income Fund           56,738,626        894,526     1,086,048       191,522

   The following Funds elected to treat net losses incurred in the eleven month period ended September 30, 1994 as having occurred in the current fiscal year:

                                 Capital       Currency
                                ----------     --------
Growth Stock Fund               $3,796,000          --
International Stock Fund                --     $186,000
Income Fund                        828,000          --

                THE PRUDENTIAL       NOTES TO
(LOGO)          INSTITUTIONAL        FINANCIAL STATEMENTS
                FUND

   The following Funds will elect to treat net losses incurred in the eleven month period ended September 30, 1995 as having been incurred in the following fiscal year:

                                 Capital       Currency
                                ----------     --------
Growth Stock Fund                       --     $ 4,000
International Stock Fund        $3,066,000     169,000
Balanced Fund                           --       1,000

   For federal income tax purposes, the following Funds have a capital loss carryforward as of September 30, 1995 which expires in 2003:

Growth Stock Fund               $2,825,300
Income Fund                        723,300

   The average monthly balance of dollar rolls outstanding during the year ended September 30, 1995 for the Income Fund was approximately $4,142,000. The amount of dollar rolls outstanding at September 30, 1995 was $5,940,665, which was 10.2% of total assets.

Note 5. Joint Repurchase Agreement Account
   The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At September 30, 1995, the Company had a 9.01% undivided interest, in the aggregate, in the repurchase agreements in the joint account which represented $65,929,000 in principal amount, in the aggregate, as follows:

                                Percentage      Principal
Company                          Interest        Amount
----------------------------    ----------     -----------
Growth Stock Fund                   .66%       $ 4,819,000
Stock Index Fund                   1.71         12,494,000
International Stock Fund           1.12          8,175,000
Active Balanced Fund               3.50         25,625,000
Balanced Fund                      1.00          7,338,000
Income Fund                        1.02          7,478,000

   As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:

   Bear, Stearns & Co., Inc., 6.375%, in the principal amount of $225,000,000, repurchase price $225,119,531, due 10/2/95. The value of the collateral including accrued interest was $229,660,959.

   BT Securities Corp., 6.10%, in the principal amount of $56,863,000, repurchase price $56,891,905, due 10/2/95. The value of the collateral including accrued interest was $58,082,904.

   Goldman, Sachs & Co., 6.45%, in the principal amount of $225,000,000, repurchase price $225,120,938, due 10/2/95. The value of the collateral including accrued interest was $229,500,013.

   Smith Barney, Inc., 6.43%, in the principal amount of $225,000,000, repurchase price $225,120,563, due 10/2/95. The value of the collateral including accrued interest was $229,500,366.

Note 6. Capital
   Each Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

   Transactions in shares of beneficial interest during the years ended September 30, 1995 and 1994 were as follows:
Year ended September 30, 1995:

                                       Shares
                                      Issued in
                                    Reinvestment                 Increase
                          Shares    of Dividends/    Shares      in Shares
Fund                       Sold     Distributions   Redeemed    Outstanding
----------------------- ----------  -------------  -----------  -----------
Growth Stock Fund        9,932,496        4,078     (5,248,506)  4,688,068
Stock Index Fund         4,340,797      107,238     (1,725,892)  2,722,143
International Stock
 Fund                    6,497,880      228,737     (4,691,305)  2,035,312
Active Balanced Fund     4,883,689      242,395     (1,856,069)  3,270,015
Balanced Fund            2,303,919      168,832     (1,702,980)    769,771
Income Fund              1,204,925      296,456       (675,384)    825,997
Money Market Fund       55,919,976    2,813,967    (47,010,598) 11,723,345

                THE PRUDENTIAL        NOTES TO
(LOGO)          INSTITUTIONAL         FINANCIAL STATEMENTS
                FUND

Year ended September 30, 1994:

                                       Shares
                                     Issued in
                                    Reinvestment                 Increase
                         Shares    of Dividends/     Shares      in Shares
Fund                      Sold     Distributions    Redeemed    Outstanding
---------------------- ----------  --------------  -----------  -----------
Growth Stock Fund       6,739,890        14,450     (1,804,735)  4,949,605
Stock Index Fund        2,697,792        52,328       (744,579)  2,005,541
International Stock
 Fund                   6,022,403        42,326     (1,702,734)  4,361,995
Active Balanced Fund    5,244,905        81,781     (1,404,380)  3,922,306
Balanced Fund           3,900,150       118,117       (556,779)  3,461,488
Income Fund             1,613,971       216,368       (809,032)  1,021,307
Money Market Fund      32,311,167     1,277,602    (17,493,001) 16,095,768

   Of the shares outstanding at September 30, 1995, PIFM and affiliates owned the following shares:

Fund                                    Shares
--------------------------            ----------
Growth Stock Fund                      4,724,608
Stock Index Fund                       3,429,256
International Stock Fund               4,962,191
Active Balanced Fund                   2,396,951
Balanced Fund                          3,356,418
Income Fund                            2,889,945
Money Market Fund                     27,811,405

                THE PRUDENTIAL         INDEPENDENT
(LOGO)          INSTITUTIONAL          AUDITORS' REPORT
                FUND
The Shareholders and Trustees of
The Prudential Institutional Fund:

   We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Prudential Institutional Fund (consisting of the Growth Stock Fund, Stock Index Fund, International Stock Fund, Active Balanced Fund, Balanced Fund, Income Fund and Money Market Fund), as of September 30, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of September 30, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Prudential Institutional Fund as of September 30, 1995, the results of their operations, the changes in their net assets, and the financial highlights for the periods presented in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

New York, New York
November 16, 1995
                                      B-82

                THE PRUDENTIAL            GROWTH STOCK FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            LONG-TERM INVESTMENTS
            Common Stocks--98.5%
            Aerospace/Defense--3.5%
 115,500    Boeing Co..........................  $10,005,188
                                                 -----------
            Airlines--1.7%
  56,800    AMR Corp.(a).......................    5,083,600
                                                 -----------
            Automobiles & Trucks--1.4%
  69,200    General Motors Corp................    3,944,400
                                                 -----------
            Beverages--3.1%
  40,800    Coca-Cola Co.......................    3,371,100
  87,300    PepsiCo Inc........................    5,521,725
                                                 -----------
                                                   8,892,825
                                                 -----------
            Capital Goods--0.6%
  34,100    Duracell International Inc.........    1,692,213
                                                 -----------
            Chemicals--1.4%
   3,170    Ciba-Geigy Ltd. (Switzerland)......    3,961,502
                                                 -----------
            Commercial Services--1.3%
 125,750    CUC International, Inc.(a).........    3,678,188
                                                 -----------
            Computer Software & Services--18.0%
  93,400    3Com Corp.(a)......................    3,724,325
 110,800    America Online Inc.................    6,204,800
  84,800    AutoDesk, Inc......................    3,201,200
 162,800    Cisco Systems, Inc.(a).............    7,549,850
            Computer Associates International,
  93,950      Inc..............................    6,729,169
 206,900    EMC Corp.(a).......................    4,525,937
 100,300    Macromedia Inc.....................    4,287,825
  57,100    Microsoft Corp.(a).................    5,888,437
  71,000    SAP AG (ADR) (Germany).............    3,390,250

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
  54,400    Seagate Technology, Inc.(a)........  $ 2,978,400
 104,300    Symbol Technologies, Inc.(a).......    3,663,538
                                                 -----------
                                                  52,143,731
                                                 -----------
            Cosmetics & Soaps--1.2%
  66,700    Gillette Co........................    3,451,725
                                                 -----------
            Drugs & Medical Supplies--10.4%
 156,500    Astra AB Class A (Sweden)..........    7,234,170
  58,300    Johnson & Johnson Co...............    5,378,175
  98,200    Lilly (Eli) & Co...................    6,383,000
  80,000    Pfizer Inc.........................    5,360,000
            Smith Kline Beecham PLC (ADR)
 108,900      (United Kingdom).................    5,608,350
                                                 -----------
                                                  29,963,695
                                                 -----------
            Electronics--5.9%
  76,600    Hewlett-Packard Co.................    7,200,400
  96,700    Intel Corp.........................    5,499,813
 160,900    LSI Logic Corp.(a).................    4,304,075
                                                 -----------
                                                  17,004,288
                                                 -----------
            Financial Services--6.3%
 184,700    Federal National Mortgage Assn.....    5,887,312
  68,833    First Data Corp....................    4,852,726
  70,500    Mutual Risk Management, Ltd........    2,916,938
 106,600    The PMI Group Inc..................    4,650,425
                                                 -----------
                                                  18,307,401
                                                 -----------
            Hospital Management--3.8%
  90,300    Phycor, Inc.(a)....................    3,973,200
 112,500    United Healthcare Corp.............    6,918,750
                                                 -----------
                                                  10,891,950
                                                 -----------
            Insurance--2.4%
  33,100    CIGNA Corp.........................    3,781,675
  63,700    ITT Hartford Group Inc.............    3,121,300
                                                 -----------
                                                   6,902,975
                                                 -----------

                                         See Notes to Financial Statements.
                                       B-83

                THE PRUDENTIAL            GROWTH STOCK FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Leisure--4.4%
 132,500    Disney (Walt) Co...................  $ 8,463,437
  72,200    ITT Corp. (New)....................    4,332,000
                                                 -----------
                                                  12,795,437
                                                 -----------
            Lodging--0.8%
  24,400    Hilton Hotels Corp.................    2,293,600
                                                 -----------
            Machinery--1.1%
  83,700    Harnischfeger Industries, Inc......    3,243,375
                                                 -----------
            Media--8.1%
            Clear Channel Communications,
  93,600      Inc.(a)..........................    5,288,400
 154,100    Eagle River Interactive Inc.(a)....    2,003,300
 128,800    Omnicom Group......................    5,796,000
            Reuters Holdings PLC (ADR)
 100,300      (United Kingdom).................    6,532,037
  54,700    Scholastic Corp.(a)................    3,760,625
                                                 -----------
                                                  23,380,362
                                                 -----------
            Miscellaneous Basic Industry--0.9%
  77,500    Applied Materials, Inc.(a).........    2,702,813
                                                 -----------
            Petroleum Services--1.1%
            Schlumberger, Ltd. (ADR)
  39,100      (Netherlands)....................    3,093,788
                                                 -----------
            Restaurants--1.6%
            Lone Star Steakhouse & Saloon,
 122,500      Inc.(a)..........................    4,685,625
                                                 -----------
            Retail--9.6%
 153,100    AutoZone, Inc.(a)..................    5,186,262
 117,100    Corporate Express, Inc.(a).........    3,864,300
 168,000    General Nutrition Cos., Inc.(a)....    4,200,000
 137,400    Gymboree Corp.(a)..................    3,589,575
  74,833    Home Depot, Inc....................    3,582,630
  65,400    Kohls Corp.(a).....................    4,144,725
  73,900    Micro Warehouse, Inc.(a)...........    3,066,850
                                                 -----------
                                                  27,634,342
                                                 -----------

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Technology--2.6%
  41,500    Broderbund Software Inc............  $ 1,566,625
  32,333    Chiron Corp.(a)....................    3,176,717
  60,500    Intuit Inc.........................    2,722,500
                                                 -----------
                                                   7,465,842
                                                 -----------
            Telecommunications--6.3%
            Ericsson (L.M.) Telephone Co.,
 136,600      (ADR) (Sweden)...................    2,919,825
 161,700    MCI Communications Corp............    4,891,425
  54,600    Nokia Corp. (ADR) (Finland)........    1,870,050
  97,000    Tellabs, Inc.(a)...................    4,692,375
            Vodafone Group PLC (ADR)
 101,500      (United Kingdom).................    3,806,250
                                                 -----------
                                                  18,179,925
                                                 -----------
            Transportation--1.0%
            Wisconsin Central Transportation
  44,400      Corp.(a).........................    2,952,600
                                                 -----------
            Total common stocks
            (cost $221,117,430)................  284,351,390
                                                 -----------
Principal
 Amount
 (000)      SHORT-TERM INVESTMENT
--------
            Repurchase Agreement--1.4%
$  4,122    Joint Repurchase Agreement Account,
            5.35%, 04/01/96 (Note 4)
              (cost $4,122,000)................    4,122,000
                                                 -----------
            Total Investments--99.9%
            (cost $225,239,430; Note 3)........  288,473,390
            Other assets in excess of
              liabilities--0.1%................      398,096
                                                 -----------
            Net Assets--100%................... $288,871,486
                                                 -----------
                                                 -----------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
                                         See Notes to Financial Statements.
                                       B-84

                THE PRUDENTIAL            STOCK INDEX FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            LONG-TERM INVESTMENTS
            Common Stocks and Equivalents--96.0%
            Aerospace/Defense--2.2%
   8,200    Allied-Signal, Inc.................  $   484,825
  10,000    Boeing Co..........................      866,250
   1,800    General Dynamics Corp..............      105,300
   5,730    Lockheed Corp......................      434,764
   5,000    Loral Corp.........................      245,000
   3,300    McDonnell Douglas Corp.............      302,363
   1,400    Northrop Corp......................       89,075
   7,000    Raytheon Co........................      358,750
   6,300    Rockwell International Corp........      370,912
                                                 -----------
                                                   3,257,239
                                                 -----------
            Airlines--0.3%
   2,250    AMR Corp.(a).......................      201,375
   1,500    Delta Airlines, Inc................      115,313
   4,100    Southwest Airlines Co..............      121,462
   1,900    USAir Group Inc.(a)................       34,675
                                                 -----------
                                                     472,825
                                                 -----------
            Aluminum--0.4%
   6,500    Alcan Aluminum Ltd.................      209,625
   5,100    Aluminum Co. of America............      319,388
   1,850    Reynolds Metals Co.................      109,381
                                                 -----------
                                                     638,394
                                                 -----------
            Automobiles & Trucks--2.3%
  11,000    Chrysler Corp......................      684,750
   1,100    Cummins Engine, Inc................       44,412
   3,000    Dana Corp..........................      100,125
   1,800    Echlin Inc.........................       65,250
  31,100    Ford Motor Co......................    1,069,062
  21,800    General Motors Corp................    1,160,850
   3,600    Genuine Parts Co...................      162,000
   1,200    Johnson Controls, Inc..............       89,550

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
   2,420    Navistar International Corp.(a)....  $    25,108
   1,500    Safety Kleen Corp..................       21,563
                                                 -----------
                                                   3,422,670
                                                 -----------
            Banking--6.9%
  13,130    Banc One Corp......................      467,756
   3,200    Bank of Boston Corp................      158,800
   5,800    Bank of New York Co., Inc..........      298,700
  10,800    BankAmerica Corp...................      837,000
   2,300    Bankers Trust NY Corp..............      163,013
   2,800    Barnett Banks, Inc.................      174,300
   4,600    Boatmen's Bancshares...............      180,550
   5,200    Chase Manhattan Corp...............      382,200
   7,300    Chemical Banking Corp..............      514,650
  14,100    Citicorp...........................    1,128,000
   3,400    Comerica, Inc......................      141,950
   4,000    CoreStates Financial Corp..........      169,500
   2,900    Fifth Third Bancorp................      168,200
   4,200    First Bank System, Inc.............      250,425
   9,301    First Chicago Corp.................      385,991
   2,200    First Interstate Bank Corp.........      381,700
   8,300    First Union Corp...................      502,150
   7,687    Fleet Financial Group, Inc.........      311,323
   1,700    Golden West Financial Corp.........       91,163
   4,000    Great Western Financial Corp.......       96,500
   3,300    H.F. Ahmanson & Co.................       80,025
   6,800    KeyCorp............................      262,650
   4,025    Mellon Bank Corp...................      221,878
   5,400    Morgan (J.P.) & Co., Inc...........      448,200
   4,100    National City Corp.................      144,013
   8,600    NationsBank Corp...................      689,075
  10,300    Norwest Corp.......................      378,525
   9,900    PNC Financial Corp.................      304,425
   1,600    Republic New York Corp.............       95,200
   3,300    Suntrust Banks, Inc................      231,000
   4,300    U.S. Bancorp.......................      146,200
   1,450    Wells Fargo & Co...................      378,450
                                                 -----------
                                                  10,183,512
                                                 -----------

                                         See Notes to Financial Statements.
                                       B-85

                THE PRUDENTIAL            STOCK INDEX FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Beverages--3.7%
   1,200    Adolph Coors Co....................  $    21,450
   7,400    Anheuser Busch Cos., Inc...........      498,575
   2,000    Brown-Forman Corp..................       80,250
  36,500    Coca-Cola Co.......................    3,015,812
  22,900    PepsiCo Inc........................    1,448,425
  10,900    Seagram Co., Ltd...................      352,888
                                                 -----------
                                                   5,417,400
                                                 -----------
            Chemicals--2.6%
   3,200    Air Products & Chemicals, Inc......      174,800
   7,600    Dow Chemical Co....................      660,250
  16,200    duPont (E.I.) de Nemours & Co......    1,344,600
   2,300    Eastman Chemical Co................      158,987
   2,800    Grace (W.R.) & Co..................      219,100
   3,200    Hercules, Inc......................      198,400
   3,400    Monsanto Co........................      521,900
   1,900    Nalco Chemical Co..................       58,425
   2,000    Rohm & Haas Co.....................      133,000
   1,500    Sigma-Aldrich......................       85,875
   4,000    Union Carbide Corp.................      198,500
                                                 -----------
                                                   3,753,837
                                                 -----------
            Chemical-Specialty--0.4%
   4,225    Engelhard Corp.....................       98,759
   1,900    Great Lakes Chemical Corp..........      128,013
   4,300    Morton International, Inc..........      165,013
   4,300    Praxair, Inc.......................      171,462
   1,300    Raychem Corp.......................       83,850
                                                 -----------
                                                     647,097
                                                 -----------
            Commercial Services--0.2%
   5,250    CUC International, Inc.(a).........      153,563
   2,400    Deluxe Corp........................       75,300
     800    Harland (John H.) Co...............       17,600
   2,900    Moore Corp. Ltd....................       56,550
   1,400    Ogden Corp.........................       27,300
                                                 -----------
                                                     330,313
                                                 -----------

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Computer Software & Services--3.8%
   4,700    3Com Corp.(a)......................  $   187,412
   1,500    AutoDesk, Inc......................       56,625
   8,400    Automatic Data Processing, Inc.....      330,750
   5,300    Bay Networks, Inc.(a)..............      162,975
   2,100    Cabletron Systems, Inc.(a).........      139,125
   1,900    Ceridian Corp.(a)..................       81,700
  16,000    Cisco Systems, Inc.(a).............      742,000
            Computer Associates International,
   7,000      Inc..............................      501,375
   1,650    Computer Sciences Corp.(a).........      116,119
   4,500    EMC Corp.(a).......................       98,438
   1,300    Intergraph Corp.(a)................       20,800
   6,000    Micron Technology Inc..............      188,250
  17,300    Microsoft Corp.(a).................    1,784,062
  10,800    Novell, Inc.(a)....................      144,450
  12,650    Oracle Systems Corp.(a)............      596,131
   4,600    Silicon Graphics Inc.(a)...........      115,000
   5,400    Sun Microsystems Inc.(a)...........      236,250
   3,300    Tandem Computers Inc.(a)...........       29,288
                                                 -----------
                                                   5,530,750
                                                 -----------
            Construction--0.2%
   2,400    Fluor Corp.........................      163,800
   1,200    Foster Wheeler Corp................       53,250
     800    Kaufman & Broad Home Corp..........       12,800
     700    Pulte Corp.........................       18,813
                                                 -----------
                                                     248,663
                                                 -----------
            Consumer Goods--0.5%
     900    Centex Corp........................       27,900
   1,300    Fleetwood Enterprises, Inc.........       32,175
   4,700    Lowes Companies, Inc...............      168,025
   4,600    Masco Corp.........................      133,400
   3,200    Maytag Corp........................       64,800
   1,500    Owens-Corning Fiberglas Corp.(a)...       60,188
            Pioneer Hi Bred International,
   2,400      Inc..............................      126,300
   1,300    Stanley Works......................       71,500
   2,200    Whirlpool Corp.....................      121,550
                                                 -----------
                                                     805,838
                                                 -----------

                                         See Notes to Financial Statements.
                                       B-86

                THE PRUDENTIAL            STOCK INDEX FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Containers--0.2%
     900    Ball Corp..........................  $    27,900
   1,500    Bemis, Inc.........................       47,063
   3,600    Crown Cork & Seal, Inc.(a).........      175,500
                                                 -----------
                                                     250,463
                                                 -----------
            Cosmetics & Soaps--2.2%
     800    Alberto Culver Co..................       30,800
   1,950    Avon Products, Inc.................      167,212
   1,500    Clorox Co..........................      129,188
   4,200    Colgate-Palmolive Co...............      327,075
  12,900    Gillette Co........................      667,575
            International Flavors & Fragrances
   3,250      Inc..............................      155,594
  20,000    Procter & Gamble Co................    1,695,000
                                                 -----------
                                                   3,172,444
                                                 -----------
            Diversified Gas--0.2%
   3,000    Coastal Corp.......................      118,500
     500    Eastern Enterprises, Inc...........       17,750
   2,100    Enserch Corp.......................       34,125
   1,500    NICOR Inc..........................       40,125
     700    Oneok Inc..........................       16,713
                                                 -----------
                                                     227,213
                                                 -----------
            Drugs & Medical Supplies--8.9%
  23,000    Abbott Laboratories................      937,250
   2,400    ALZA Corp.(a)......................       73,800
   9,100    American Home Products Corp........      986,212
   7,700    Amgen, Inc.(a).....................      447,562
   1,700    Bard (C.R.), Inc...................       60,563
   1,600    Bausch & Lomb, Inc.................       59,200
   7,900    Baxter International Inc...........      357,475
   1,900    Becton Dickinson & Co..............      155,563
   3,300    Biomet, Inc.(a)....................       46,200
   5,000    Boston Scientific Corp.(a).........      230,000
  14,650    Bristol-Myers Squibb Co............    1,254,406
  19,400    Johnson & Johnson Co...............    1,789,650
  16,000    Lilly (Eli) & Co...................    1,040,000
   6,800    Medtronic, Inc.....................      405,450

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
  35,800    Merck & Co., Inc...................  $ 2,228,550
  18,500    Pfizer Inc.........................    1,239,500
  14,655    Pharmacia & Upjohn, Inc............      584,368
  10,600    Schering-Plough Corp...............      616,125
   2,000    St. Jude Medical, Inc.(a)..........       74,625
   1,600    United States Surgical Corp........       52,400
   4,000    Warner Lambert Co..................      413,000
                                                 -----------
                                                  13,051,899
                                                 -----------
            Electronics--3.9%
   3,700    Advanced Micro Devices, Inc.(a)....       63,825
   3,000    Amdahl Corp.(a)....................       25,500
   6,284    AMP Inc............................      260,000
   3,700    Apple Computer, Inc................       90,881
     800    Cray Research, Inc.(a).............       23,300
   1,100    Data General Corp.(a)..............       16,088
   4,400    Digital Equipment Corp.(a).........      242,550
   1,300    EG&G, Inc..........................       29,088
   6,500    Emerson Electric Co................      524,875
   2,000    General Instrument Corp.(a)........       54,750
   1,100    Harris Corp........................       68,063
  14,900    Hewlett-Packard Co.................    1,400,600
  23,900    Intel Corp.........................    1,359,312
   3,800    LSI Logic Corp.(a).................      101,650
  17,200    Motorola, Inc......................      911,600
   3,900    National Semiconductors Corp.(a)...       54,113
   1,300    Perkin Elmer Corp..................       70,362
   1,800    Tandy Corp.........................       83,250
   1,000    Tektronix, Inc.....................       32,500
   5,500    Texas Instruments Inc..............      279,812
     550    Thomas & Betts Corp................       41,250
                                                 -----------
                                                   5,733,369
                                                 -----------
            Financial Services--3.0%
  14,000    American Express Co................      691,250
   1,500    Beneficial Corp....................       86,438
   3,100    Block (H&R), Inc...................      111,988
   4,958    Dean Witter Discover & Co..........      283,845

                                         See Notes to Financial Statements.
                                       B-87

                THE PRUDENTIAL            STOCK INDEX FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Financial Services, cont'd.
   5,300    Federal Home Loan Mortgage Corp....  $   451,825
  31,800    Federal National Mortgage Assn.....    1,013,625
   6,500    First Data Corp....................      458,250
   3,900    Green Tree Financial Corp..........      134,062
   2,900    Household International Corp.......      195,025
   6,425    MBNA Corp..........................      190,341
   5,100    Merrill Lynch & Co., Inc...........      309,825
   4,500    Morgan Stanley Group, Inc..........      232,875
   3,100    Salomon, Inc.......................      116,250
   1,950    Transamerica Corp..................      146,006
                                                 -----------
                                                   4,421,605
                                                 -----------
            Food & Beverage--2.6%
  15,295    Archer-Daniels-Midland Co..........      281,046
   7,200    Campbell Soup Co...................      438,300
   7,100    ConAgra, Inc.......................      288,437
   4,200    CPC International, Inc.............      291,375
     296    Earthgrains Co.....................        8,843
   1,000    Fleming Cos., Inc..................       14,250
   4,650    General Mills, Inc.................      271,444
   1,800    Giant Foods, Inc...................       59,400
  10,700    Heinz (H.J.) Co....................      354,437
   2,200    Hershey Foods Corp.................      163,900
   6,350    Kellogg Co.........................      481,012
   3,900    Quaker Oats Co.....................      130,163
   3,100    Ralston Purina Co..................      207,313
  14,100    Sara Lee Corp......................      460,012
   5,400    Sysco Corp.........................      177,525
   3,400    Wrigley (W.M.) Junior Co...........      199,325
                                                 -----------
                                                   3,826,782
                                                 -----------
            Forest Products--1.5%
   1,400    Boise Cascade Corp.................       58,800
   2,800    Champion International Corp........      126,700
   2,650    Georgia Pacific Corp...............      183,844
   8,817    International Paper Co.............      347,165
   2,400    James River Corp...................       61,800
   8,108    Kimberly Clark Corp................      604,046
   3,100    Louisiana Pacific Corp.............       75,563

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
   1,600    Mead Corp..........................  $    86,400
     800    Potlatch Corp......................       34,200
   3,100    Stone Container Corp...............       43,400
   1,600    Temple Inland Inc..................       75,000
   2,000    Union Camp Corp....................       99,250
   3,000    Westvaco Corp......................       88,125
   5,900    Weyerhaeuser Co....................      272,137
   1,600    Willamette Industries, Inc.........       96,400
                                                 -----------
                                                   2,252,830
                                                 -----------
            Gas Pipelines--0.6%
   4,518    Cinergy Corp.......................      135,540
   1,600    Columbia Gas System, Inc.(a).......       73,400
   2,700    Consolidated Natural Gas Co........      117,450
   7,300    Enron Corp.........................      269,187
   3,400    Noram Energy Corp..................       31,450
   4,400    Panhandle Eastern Corp.............      136,950
   1,100    Peoples Energy Corp................       35,613
   2,900    Williams Cos., Inc.................      146,087
                                                 -----------
                                                     945,677
                                                 -----------
            Hospital Management--1.2%
   2,700    Beverly Enterprises, Inc.(a).......       29,700
  12,952    Columbia Healthcare Corp...........      747,978
   1,100    Community Psychiatric Centers......        9,213
   4,600    Humana, Inc.(a)....................      115,575
   1,800    Manor Care, Inc....................       70,650
   3,400    Service Corp. International........      165,750
     700    Shared Medical Systems Corp........       42,175
   6,000    Tenet Healthcare Corp.(a)..........      126,000
   4,500    U.S. HealthCare Inc................      206,437
   5,100    United Healthcare Corp.............      313,650
                                                 -----------
                                                   1,827,128
                                                 -----------
            Housing Construction
   1,100    Armstrong World Industries.........       68,338
                                                 -----------

                                         See Notes to Financial Statements.
                                       B-88

                THE PRUDENTIAL            STOCK INDEX FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Insurance--3.6%
   3,300    Aetna Life & Casualty Co...........  $   249,150
            Alexander & Alexander Services,
   1,400      Inc..............................       26,425
  12,974    Allstate Corp......................      546,530
   5,900    American General Corp..............      203,550
            American International Group,
  13,812      Inc..............................    1,293,148
   2,550    Chubb Corp.........................      239,381
   2,250    CIGNA Corp.........................      257,062
   2,400    General Re Corp....................      349,800
   3,400    ITT Hartford Group Inc.............      166,600
   2,025    Jefferson-Pilot Corp...............      109,097
   3,000    Lincoln National Corp..............      152,250
   2,100    Marsh & McLennan Cos...............      195,038
   2,700    Providian Corp.....................      120,488
   3,700    SAFECO Corp........................      123,950
   2,500    St. Paul Companies, Inc............      138,750
   2,050    Torchmark Corp.....................       92,250
   9,231    Travelers, Inc.....................      609,246
   2,100    UNUM Corp..........................      124,950
   3,200    USF&G Corp.........................       49,600
   1,350    USLIFE Corp........................       39,656
   4,900    Wachovia Corp......................      219,275
                                                 -----------
                                                   5,306,196
                                                 -----------
            Leisure--1.4%
   1,500    Bally Entertainment Group(a).......       25,875
   2,800    Brunswick Corp.....................       64,400
  19,692    Disney (Walt) Co...................    1,257,826
   2,900    Harrahs Entertainment Inc.(a)......       85,187
   2,600    Hasbro, Inc........................       96,200
   3,500    ITT Corp. (New)....................      210,000
   1,000    King World Productions, Inc.(a)....       41,375
   8,087    Mattel, Inc........................      219,360
     500    Outboard Marine Corp...............        9,563
                                                 -----------
                                                   2,009,786
                                                 -----------
            Lodging--0.2%
   1,400    Hilton Hotels Corp.................      131,600
   3,600    Marriott International, Inc.(a)....      171,000
                                                 -----------
                                                     302,600
                                                 -----------

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Machinery--1.2%
     800    Briggs & Stratton Corp.............  $    34,500
   2,100    Case Corp..........................      106,837
   5,800    Caterpillar Inc....................      394,400
     900    Cincinnati Milacron, Inc...........       23,625
   3,100    Cooper Industries, Inc.............      120,900
   7,600    Deere & Co.........................      317,300
   3,300    Dover Corp.........................      150,975
   2,300    Eaton Corp.........................      138,575
   1,000    Giddings & Lewis, Inc..............       19,000
   1,400    Harnischfeger Industries, Inc......       54,250
   3,200    Ingersoll Rand Co..................      130,400
   1,102    PACCAR Inc.........................       53,722
   2,150    Parker Hannifin Corp...............       80,625
   1,200    Snap-On Tools Corp.................       56,100
     900    Timken Co..........................       41,513
   1,100    Varity Corp.(a)....................       47,575
                                                 -----------
                                                   1,770,297
                                                 -----------
            Media--1.9%
   6,950    Comcast Corp.......................      122,928
   4,400    Donnelley (R.R.) & Sons, Co........      151,800
   2,800    Dow Jones & Co., Inc...............      107,800
   4,900    Dun & Bradstreet Corp..............      297,062
   4,050    Gannett, Inc.......................      272,363
   2,300    Interpublic Group Cos., Inc........      108,675
   1,450    Knight-Ridder, Inc.................       98,781
   1,500    McGraw Hill, Inc...................      130,125
     800    Meredith Corp......................       33,000
   2,900    New York Times Co..................       84,100
  11,200    Time Warner, Inc...................      457,800
   3,200    Times Mirror Co....................      126,000
   1,900    Tribune Co.........................      125,163
  13,700    U.S. West Media Group, Inc.(a).....      282,562
  10,639    Viacom Inc.(a).....................      448,168
                                                 -----------
                                                   2,846,327
                                                 -----------
            Mineral Resources--1.0%
   1,300    ASARCO Inc.........................       45,500
            Barrick Gold Corp. (ADR)
  10,200      (Canada).........................      309,825

                                         See Notes to Financial Statements.
                                       B-89

                THE PRUDENTIAL            STOCK INDEX FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Mineral Resources, cont'd.
   2,750    Cyprus Minerals Co.................  $    77,688
   3,900    Echo Bay Mines, Ltd................       52,650
            Freeport-McMoRan Copper & Gold
   6,000      Inc..............................      189,750
   4,000    Homestake Mining Co................       77,500
   3,500    INCO, Ltd..........................      110,687
   2,798    Newmont Mining Corp................      158,437
   2,000    Phelps-Dodge Corp..................      137,250
   6,900    Placer Dome, Inc...................      199,237
   3,740    Santa Fe Pacific Gold Corp.........       59,840
                                                 -----------
                                                   1,418,364
                                                 -----------
            Miscellaneous Basic Industry--4.9%
   5,200    Applied Materials, Inc.(a).........      181,350
   6,100    Browning Ferris Industries, Inc....      192,150
     900    Crane Co...........................       36,338
   1,800    Ecolab, Inc........................       54,000
   1,050    FMC Corp.(a).......................       78,881
  48,600    General Electric Co................    3,784,725
   1,400    General Signal Corp................       50,750
   1,500    Grainger (W.W.) Inc................      100,687
   3,400    Illinois Tool Works, Inc...........      219,725
   3,400    ITT Industries Inc.................       86,700
   3,400    Loews Corp.........................      257,125
   2,200    Mallinckrodt Group Inc.............       82,775
   1,300    Millipore Corp.....................       49,725
     250    NACCO Industries, Inc..............       14,219
   3,233    Pall Corp..........................       82,846
   5,600    PPG Industries, Inc................      273,700
   1,600    Teledyne, Inc......................       44,800
   2,500    Textron, Inc.......................      200,000
     900    Trinova Corp.......................       28,688
   1,900    TRW Inc............................      169,337
   4,400    Tyco International Ltd.............      157,300
   3,600    United Technologies Corp...........      404,100
  12,000    Westinghouse Electric Corp.........      231,000
  14,200    WMX Technologies, Inc..............      450,850
                                                 -----------
                                                   7,231,771
                                                 -----------

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Miscellaneous Consumer Growth--2.1%
   1,900    Allergan, Inc......................  $    70,063
   2,400    American Greetings Corp............       66,300
   2,500    Black & Decker Corp................       94,687
   6,700    Corning, Inc.......................      234,500
   2,700    Dial Corp..........................       75,600
  10,000    Eastman Kodak Co...................      710,000
   1,100    Jostens, Inc.......................       24,613
            Minnesota Mining & Manufacturing
  12,200      Co...............................      791,475
   1,300    Polaroid Corp......................       58,500
   1,800    Premark International Inc..........       96,525
   4,500    Rubbermaid, Inc....................      127,687
   4,700    Unilever N.V.......................      638,025
   3,000    Whitman Corp.......................       72,750
                                                 -----------
                                                   3,060,725
                                                 -----------
            Office Equipment & Supplies--2.2%
   3,700    Alco Standard Corp.................      192,863
   1,500    Avery Dennison Corp................       81,000
   7,700    Compaq Computer Corp.(a)...........      297,412
   3,700    Honeywell, Inc.....................      204,425
            International Business Machines
  16,500      Corp.............................    1,833,562
   4,400    Pitney Bowes, Inc..................      215,600
   5,300    Unisys Corp.(a)....................       31,800
   3,150    Xerox Corp.........................      395,325
                                                 -----------
                                                   3,251,987
                                                 -----------
            Petroleum--8.0%
   2,700    Amerada Hess Corp..................      148,500
  14,400    Amoco Corp.........................    1,040,400
   1,800    Ashland Oil, Inc...................       69,075
   4,750    Atlantic Richfield Co..............      565,250
   3,600    Burlington Resources Inc...........      133,650
  18,900    Chevron Corp.......................    1,060,762
  36,150    Exxon Corp.........................    2,950,744
   1,500    Kerr McGee Corp....................       95,250
   1,000    Louisiana Land & Exploration Co....       46,625
  11,500    Mobil Corp.........................    1,332,562
   9,200    Occidental Petroleum Corp..........      246,100

                                         See Notes to Financial Statements.
                                       B-90

                THE PRUDENTIAL            STOCK INDEX FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Petroleum, cont'd.
   1,300    Pennzoil Co........................  $    51,675
   7,600    Phillips Petroleum Co..............      300,200
            Royal Dutch Petroleum Co. (ADR)
  15,600      (Netherlands)....................    2,203,500
            Santa Fe Energy Resources,
   2,900      Inc.(a)..........................       30,450
   2,200    Sun Co., Inc.......................       63,525
   5,100    Tenneco, Inc.......................      284,963
   7,700    Texaco, Inc........................      662,200
   7,200    Unocal Corp........................      240,300
   8,400    USX Marathon Corp..................      161,700
   1,500    Western Atlas, Inc.(a).............       90,000
                                                 -----------
                                                  11,777,431
                                                 -----------
            Petroleum Services--0.9%
   4,200    Baker Hughes Inc...................      122,850
   5,300    Dresser Industries, Inc............      161,650
   3,300    Halliburton Co.....................      187,687
     700    Helmerich & Payne, Inc.............       23,625
   1,700    McDermott International, Inc.......       32,725
   3,000    Oryx Energy Co.(a).................       41,625
   2,400    Rowan Cos., Inc.(a)................       30,600
            Schlumberger, Ltd. (ADR)
   7,000      (Netherlands)....................      553,875
   2,600    Sonat Inc..........................       93,600
                                                 -----------
                                                   1,248,237
                                                 -----------
            Railroads--1.0%
   4,165    Burlington Northern Inc............      342,051
   2,300    Consolidated Rail Corp.............      164,738
   6,100    CSX Corp...........................      278,312
   3,800    Norfolk Southern Corp..............      323,000
   6,000    Union Pacific Corp.................      411,750
                                                 -----------
                                                   1,519,851
                                                 -----------
            Restaurants--0.8%
   4,850    Darden Restaurants Inc.............       65,475
     600    Luby's Cafeterias, Inc.............       13,875
  20,300    McDonald's Corp....................      974,400
            Ryan's Family Steak Houses,
     900      Inc.(a)..........................        8,100

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
     700    Shoney's Inc.(a)...................  $     6,300
   3,400    Wendy's International, Inc.........       61,625
                                                 -----------
                                                   1,129,775
                                                 -----------
            Retail--4.9%
   7,300    Albertsons, Inc....................      271,012
   4,200    American Stores Co.................      138,600
     700    Brown Group, Inc...................        9,450
   2,500    Charming Shoppes, Inc..............       12,891
   2,800    Circuit City Stores, Inc...........       83,650
   2,100    Dayton Hudson Corp.................      178,237
   3,200    Dillard Department Stores, Inc.....      110,800
            Federated Department Stores,
   5,800      Inc.(a)..........................      187,050
   4,200    Gap, Inc...........................      232,575
            Great Atlantic & Pacific Tea
   1,000      Inc..............................       31,000
   2,100    Harcourt General, Inc..............       95,287
  13,866    Home Depot, Inc....................      663,835
  13,000    K mart Corp........................      121,875
   3,600    Kroger Co.(a)......................      145,800
   9,188    Limited, Inc.......................      174,572
   2,200    Liz Claiborne, Inc.................       75,350
     600    Longs Drug Stores Corp.............       28,350
   7,200    May Department Stores Co...........      347,400
   3,000    Melville Corp......................      107,625
   1,100    Mercantile Stores, Inc.............       67,513
   4,700    Newell Co..........................      125,725
   4,200    NIKE, Inc..........................      341,250
   2,400    Nordstrom, Inc.....................      116,250
   6,500    Penney (J.C.), Inc.................      323,375
   1,900    Pep Boys - Manny, Moe & Jack.......       63,650
   5,852    Price Costco, Inc.(a)..............      109,725
   2,200    Reebok International, Ltd..........       60,775
   2,400    Rite-Aid Corp......................       74,100
  11,300    Sears Roebuck & Co.................      550,875
   2,500    Sherwin Williams Co................      110,937
   1,100    Stride Rite Corp...................       10,038
   1,900    Supervalue, Inc....................       58,663
   2,000    TJX Companies, Inc.................       50,250
   7,900    Toys 'R' Us Inc.(a)................      213,300
  66,600    Wal-Mart Stores, Inc...............    1,540,125

                                         See Notes to Financial Statements.
                                       B-91

                THE PRUDENTIAL            STOCK INDEX FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Retail, cont'd.
   7,200    Walgreen Co........................  $   234,900
   4,400    Winn-Dixie Stores, Inc.............      147,950
   4,000    Woolworth Corp.....................       62,500
                                                 -----------
                                                   7,277,260
                                                 -----------
            Rubber--0.2%
   2,500    Cooper Tire & Rubber...............       64,375
     800    Goodrich (B.F.) Co.................       63,600
   4,400    Goodyear Tire & Rubber Co..........      224,400
                                                 -----------
                                                     352,375
                                                 -----------
            Steel--0.3%
   2,800    Armco Inc.(a)......................       15,050
   3,200    Bethlehem Steel Corp.(a)...........       42,000
   1,400    Inland Steel Industries, Inc.......       34,650
   2,600    Nucor Corp.........................      153,725
   2,400    USX Corp. - U.S. Steel Group.......       83,100
   2,850    Worthington Industries, Inc........       56,644
                                                 -----------
                                                     385,169
                                                 -----------
            Telecommunications--1.5%
   1,333    360 Communications Co..............       31,825
   5,400    ALLTEL Corp........................      167,400
   1,725    Andrew Corp.(a)....................       65,981
   3,400    DSC Communications Corp.(a)........       91,800
  19,900    MCI Communications Corp............      601,975
   7,400    Northern Telecom Ltd...............      353,350
   2,100    Scientific Atlanta, Inc............       37,275
  10,100    Sprint Corp........................      383,800
  19,100    Tele Communications, Inc.(a).......      354,544
   2,600    Tellabs, Inc.(a)...................      125,775
                                                 -----------
                                                   2,213,725
                                                 -----------
            Textiles--0.2%
   2,100    Fruit of the Loom, Inc.(a).........       54,338
            National Service Industries,
   1,500      Inc..............................       54,375

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
   1,200    Russell Corp.......................  $    32,100
     600    Springs Industries, Inc............       27,600
   1,800    VF Corp............................       99,450
                                                 -----------
                                                     267,863
                                                 -----------
            Tobacco--1.7%
   5,300    American Brands Inc................      224,588
  24,250    Philip Morris Cos., Inc............    2,127,937
   5,600    UST, Inc...........................      178,500
                                                 -----------
                                                   2,531,025
                                                 -----------
            Trucking & Shipping--0.3%
   1,100    Caliber Systems Inc................       47,163
   1,300    Consolidated Freightways, Inc......       33,313
   1,700    Federal Express Corp.(a)...........      118,787
   8,600    Laidlaw Inc........................       91,375
   2,400    Ryder System, Inc..................       65,400
     800    Yellow Corp........................       10,000
                                                 -----------
                                                     366,038
                                                 -----------
            Utility-Communications--6.8%
  14,500    AirTouch Communications(a).........      451,313
  16,100    Ameritech Corp.....................      877,450
  46,500    AT&T Corp..........................    2,848,125
  12,700    Bell Atlantic Corp.................      784,225
  28,900    BellSouth Corp.....................    1,069,300
  28,100    GTE Corp...........................    1,232,887
  12,500    NYNEX Corp.........................      623,437
  12,500    Pacific Telesis Group..............      345,313
  17,700    SBC Communications Inc.............      931,462
   6,300    Unicom Corp........................      170,100
  13,700    US West Communications, Inc........      443,538
   3,700    WorldCom Inc.(a)...................      170,200
                                                 -----------
                                                   9,947,350
                                                 -----------
            Utility-Electric--3.1%
   5,400    American Electric Power, Inc.......      225,450
   4,300    Baltimore Gas & Electric Co........      118,788
   4,400    Carolina Power & Light Co..........      163,900

                                         See Notes to Financial Statements.
                                       B-92

                THE PRUDENTIAL            STOCK INDEX FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Utility-Electric, cont'd.
   6,000    Central & South West Corp..........  $   171,000
   6,800    Consolidated Edison Co.............      216,750
   4,300    Detroit Edison Co..................      144,588
   5,100    Dominion Resources, Inc............      202,087
   5,900    Duke Power Co......................      297,950
  13,100    Edison International...............      224,337
   6,700    Entergy Corp.......................      187,600
   5,400    FPL Group, Inc.....................      244,350
   3,500    General Public Utilities Corp......      115,500
   7,600    Houston Industries, Inc............      164,350
   4,300    Niagara Mohawk Power Corp..........       28,488
   2,000    Northern States Power Co...........       97,500
   4,600    Ohio Edison Co.....................      104,075
   4,600    PP&L Resources Inc.................      112,125
   2,500    Pacific Enterprises................       64,688
  12,100    Pacific Gas & Electric Co..........      273,762
   8,400    Pacificorp.........................      175,350
   6,500    PECO Energy Co.....................      173,062
   7,100    Public Service Enterprise Group....      195,250
  19,400    Southern Co........................      463,175
   6,500    Texas Utilities Co.................      268,937
   2,900    Union Electric Co..................      118,900
                                                 -----------
                                                   4,551,962
                                                 -----------
            Total common stocks
            (cost $114,921,129)................  141,252,400
                                                 -----------
            Preferred Stock
      50    Teledyne Inc. (Cum), Ser. E
              (cost $234)......................          725
                                                 -----------
            Total stocks
            (cost $114,921,363)................  141,253,125
                                                 -----------

Principal
 Amount                                                Value
  (000)                 Description                 (Note 1)
------------------------------------------------------------
             SHORT-TERM INVESTMENTS--4.3%
             U.S. Government--0.3%
             United States Treasury Bill
$    350 (b) 4.975%, 6/13/96...................  $   346,469
             Repurchase Agreement--4.0%
                                                   5,929,000
   5,929     Joint Repurchase Agreement
               Account,
               5.35%, 04/01/96 (Note 4)........
                                                 -----------
             Total short-term investments
             (cost $6,275,469).................    6,275,469
                                                 -----------
             Total Investments--100.3%
             (cost $121,196,832; Note 3).......  147,528,594
             Liabilities in excess of other
               assets--(0.3%)..................     (443,917)
                                                 -----------
             Net Assets--100%.................. $147,084,677
                                                 -----------
                                                 -----------

---------------
(a) Non-income producing security.
(b) Pledged as initial margin on futures contracts.
ADR--American Depository Receipt.
                                         See Notes to Financial Statements.
                                       B-93

                THE PRUDENTIAL            INTERNATIONAL STOCK FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

                                                        Value
Shares                   Description                 (Note 1)
-------------------------------------------------------------
              LONG-TERM INVESTMENTS--94.0%
              Common Stocks
              Argentina--2.6%
    44,000    Telecom Argentina (ADR)  .........  $ 1,826,000
                (Utilities)
   115,000    YPF Sociedad Anonima (ADR)  ......    2,314,375
                (Oil & Gas)                       -----------
                                                    4,140,375
                                                  -----------
              Australia--7.1%
   880,000    CSR, Ltd.  .......................    2,933,241
                (Multi-Industry)
   600,000    Mayne Nickless Ltd.  .............    3,192,388
                (Multi-Industry)
   300,000    National Australia Bank Ltd.  ....    2,675,973
                (Commercial Banking)
   900,000    Pioneer International Ltd.  ......    2,690,057
                (Building Materials &             -----------
                Components)
                                                   11,491,659
                                                  -----------
              Canada--5.0%
   130,000    Bank of Nova Scotia  .............    2,933,407
                (Commercial Banking)
   270,000    Canadian Tire Corp., Ltd., Class A    3,269,125
                 .
                (Automotive Parts)
   145,000    MacMillan Bloedel Ltd.  ..........    1,848,743
                (Forestry & Paper)                -----------
                                                    8,051,275
                                                  -----------
              Finland--1.4%
   136,000    Outokumpu O.V.  ..................    2,296,955
                (Metals - Non Ferrous)            -----------

                                                        Value
Shares                   Description                 (Note 1)
-------------------------------------------------------------
              France--7.7%
    12,000    Chargeurs Reunis S.A.  ...........  $ 3,070,571
                (Multi-Industry)
    30,075    Christian Dior S.A.  .............    4,006,020
                (Textiles & Apparel)
    20,000    Peugeot S.A.  ....................    3,049,131
                (Automobile Manufacturing)
    35,000    Societe Nationale Elf Aquitaine       2,372,705
                 ...............................  -----------
                (Energy)
                                                   12,498,427
                                                  -----------
              Italy--3.8%
 1,200,000    Banca Fideuram S.P.A.  ...........    1,766,730
                (Financial Services)
   215,000    Benetton Group S.P.A. (ADR)  .....    2,459,688
                (Textiles & Apparel)
 2,100,000    Parmalat Finanziaria S.P.A.  .....    1,930,019
                (Agriculture)                     -----------
                                                    6,156,437
                                                  -----------
              Japan--5.6%
   305,000    Hitachi, Ltd.  ...................    2,958,955
                (Electrical Equipment)
   180,000    Matsushita Electric Industrial        2,921,642
                Co., Ltd. .
                (Electrical Equipment)
    54,000    Sony Corp.  ......................    3,218,843
                (Electronics)                     -----------
                                                    9,099,440
                                                  -----------
              Netherlands--11.7%
    29,000    AKZO N.V.  .......................    3,222,027
                (Chemicals)
    30,000    Gamma Holding N.V.  ..............    1,271,925
                (Textiles & Apparel)

                                         See Notes to Financial Statements.
                                       B-94

                THE PRUDENTIAL            INTERNATIONAL STOCK FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

                                                        Value
Shares                   Description                 (Note 1)
-------------------------------------------------------------
              Netherlands, cont'd
    52,000    Internationale - Nederlanden
                Group N.V.  ....................  $ 3,774,042
                (Insurance)
    90,000    KLM Royal Dutch Airlines  ........    3,129,914
                (Airlines / Military Technology)
    65,000    Knp Bt (kon) Nv  .................    1,627,555
                (Forestry & Paper)
   110,000    Pakhoed Holdings N.V.  ...........    2,947,260
                (Energy Equipment & Services)
   110,000    Stork N.V.  ......................    3,080,319
                (Machinery & Engineering)         -----------
                                                   19,053,042
                                                  -----------
              New Zealand--5.3%
 1,320,000    Carter Holt Harvey Ltd.  .........    2,912,716
                (Forestry & Paper)
   700,000    Fisher & Paykel Industries Ltd.       2,240,656
                 ...............................
                (Consumer Durable Goods)
 1,400,000    Lion Nathan Ltd.  ................    3,451,564
                (Beverages & Tobacco)             -----------
                                                    8,604,936
                                                  -----------
              Norway--4.8%
   100,000    Hafslund Nycomed A.S.  ...........    2,725,623
                (Health & Personal Care)
    70,000    Orkla A.S.  ......................    3,058,149
                (Food & Household Products)
   127,900    Unitor A.S.  .....................    1,952,201
                (Business & Public Services)      -----------
                                                    7,735,973
                                                  -----------
              South Korea--6.0%
    85,000    Korea Zinc  ......................    1,868,968
                (Metals - Non Ferrous)
    30,575    L.G. Construction Ltd.  ..........      676,187
                (Construction & Housing)

                                                        Value
Shares                   Description                 (Note 1)
-------------------------------------------------------------
    17,600    Pohang Iron & Steel Co., Ltd.  ...  $ 1,273,455
                (Metal - Steel)
    35,000    Sam Yang Co.  ....................    1,261,745
                (Misc. Materials & Commodities)
     6,580    Sam Yang Co., new shares  ........      222,908
                (Misc. Materials & Commodities)
    18,189    Samsung Electronics Co., Ltd.  ...    2,139,198
                (Manufacturing)
     4,879    Samsung Electronics Co., Ltd., new
                shares  ........................      545,126
                (Manufacturing)
    60,020    Tong Yang Cement Co.  ............    1,718,694
                (Construction & Housing)          -----------
                                                    9,706,281
                                                  -----------
              Spain--5.8%
    87,000    Banco Bilbao Vizcaya, S.A.  ......    3,245,981
                (Commercial Banking)
    21,000    Banco de Andalucia S.A.  .........    2,919,134
                (Commercial Banking)
   355,000    Iberdrola S.A.  ..................    3,275,515
                (Utilities)                       -----------
                                                    9,440,630
                                                  -----------
              Sweden--6.4%
    65,000    Electrolux AB  ...................    3,169,643
                (Appliances)
   145,000    SKF International AB  ............    3,194,286
                (Consumer Goods)
    60,000    Svedala Industri AB  .............    1,953,536
                (Engineering & Contruction)
    90,000    Volvo AB  ........................    2,090,194
                (Automobile Manufacturing)        -----------
                                                   10,407,659
                                                  -----------

                                         See Notes to Financial Statements.
                                       B-95

                THE PRUDENTIAL            INTERNATIONAL STOCK FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

                                                        Value
Shares                   Description                 (Note 1)
-------------------------------------------------------------
              Switzerland--10.2%
     4,100    Ciba-Geigy Ltd.  .................  $ 5,123,710
                (Chemicals)
    13,000    Merkur Holding AG  ...............    2,563,995
                (Merchandising)
                                                    3,225,178
     5,200    SMH-Swiss Corp. for
                Microelectronics and Watchmaking
                Industries Ltd..................
              (Electronics)
     4,800    Sulzer Brothers Ltd.  ............    3,182,543
                (Machinery & Engineering)
     8,500    Zurich Versicherun  ..............    2,439,782
                (Insurance)                       -----------
                                                   16,535,208
                                                  -----------
              United Kingdom--10.6%
   360,076    Allied-Lyons PLC  ................    2,698,825
                (Beverages & Tobacco)
 1,070,000    Coats Viyella PLC  ...............    3,381,062
                (Textiles & Apparel)
   445,000    Lloyds Abbey Life PLC  ...........    3,668,198
                (Insurance)
   210,000    National Westminster Bank PLC  ...    2,037,201
                (Commercial Banking)

                                                        Value
Shares                   Description                 (Note 1)
-------------------------------------------------------------
   473,000    Takare PLC  ......................  $ 1,086,667
                (Health Services)
   570,000    Tesco PLC  .......................    2,318,842
                (Food & Household Products)
   196,000    Whitbread PLC  ...................    2,033,034
                (Beverages & Tobacco)             -----------
                                                   17,223,829
                                                  -----------
              Total common stocks
              (cost $131,032,274)...............  152,442,126
                                                  -----------
Principal
  Amount
  (000)       SHORT-TERM INVESTMENT--6.9%
----------
              Repurchase Agreement
$   11,189    Joint Repurchase Agreement
                Account,
              5.35%, 4/01/96 (Note 4)
              (cost $11,189,000)................   11,189,000
                                                  -----------
              Total Investments--100.9%
              (cost $142,221,274; Note 3).......  163,631,126
              Liabilities in excess of other
                assets--(0.9%)..................   (1,424,946)
                                                  -----------
              Net Assets--100%.................. $162,206,180
                                                  -----------
                                                  -----------

---------------
ADR--American Depository Receipt.
                                         See Notes to Financial Statements.
                                       B-96

                THE PRUDENTIAL            ACTIVE BALANCED FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            LONG-TERM INVESTMENTS--82.8%
            Common Stocks--49.0%
            Aerospace/Defense--0.4%
   6,200    Boeing Co..........................  $   537,075
                                                 -----------
            Airlines--1.3%
  19,600    Delta Airlines, Inc................    1,506,750
   1,800    UAL Corp...........................      375,300
                                                 -----------
                                                   1,882,050
                                                 -----------
            Automobiles & Trucks--2.6%
  70,800    General Motors Corp................    3,770,100
                                                 -----------
            Banking--5.3%
  61,100    Boatmen's Bancshares...............    2,398,175
  34,900    Chemical Banking Corp..............    2,460,450
  40,000    Fleet Financial Group, Inc.........    1,620,000
 102,300    Hibernia Corp......................    1,086,937
                                                 -----------
                                                   7,565,562
                                                 -----------
            Capital Goods--0.4%
  12,200    Duracell International, Inc........      605,425
                                                 -----------
            Chemicals--2.1%
  37,800    Betz Laboratories, Inc.............    1,757,700
  45,700    Dexter Corp........................    1,211,050
                                                 -----------
                                                   2,968,750
                                                 -----------
            Commercial Services--1.5%
  24,150    CUC International, Inc.(a).........      706,388
  29,200    York International Corp............    1,430,800
                                                 -----------
                                                   2,137,188
                                                 -----------

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Computer Software & Services--1.8%
  49,100    EMC Corp.(a).......................  $ 1,074,062
  35,400    Geoworks...........................    1,062,000
  13,700    Symbol Technologies, Inc.(a).......      481,213
                                                 -----------
                                                   2,617,275
                                                 -----------
            Drugs & Medical Supplies--1.1%
            Smith Kline Beecham PLC (ADR)
  17,700      (United Kingdom).................      911,550
  27,100    Vertex Pharmaceuticals, Inc........      718,150
                                                 -----------
                                                   1,629,700
                                                 -----------
            Electronics--2.1%
  12,900    Hewlett-Packard Co.................    1,212,600
  10,500    Intel Corp.........................      597,187
  44,500    International Rectifier Corp.(a)...      801,000
  13,800    LSI Logic Corp.(a).................      369,150
                                                 -----------
                                                   2,979,937
                                                 -----------
            Financial Services--0.5%
  14,700    The PMI Group Inc..................      641,288
                                                 -----------
            Forest Products--0.4%
   8,300    Georgia Pacific Corp...............      575,813
                                                 -----------
            Insurance--3.0%
   9,400    Aetna Life & Casualty Co...........      709,700
  24,500    CIGNA Corp.........................    2,799,125
  16,200    ITT Hartford Group Inc.............      793,800
                                                 -----------
                                                   4,302,625
                                                 -----------
            Leisure--1.2%
  37,200    Brunswick Corp.....................      855,600
  13,900    ITT Corp. (New)....................      834,000
                                                 -----------
                                                   1,689,600
                                                 -----------

                                         See Notes to Financial Statements.
                                       B-97

                THE PRUDENTIAL            ACTIVE BALANCED FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Lodging--0.8%
  12,200    Hilton Hotels Corp.................  $ 1,146,800
                                                 -----------
            Machinery--0.5%
  19,147    Harnischfeger Industries, Inc......      741,946
                                                 -----------
            Media--6.6%
  46,100    Dow Jones & Co., Inc...............    1,774,850
  13,800    Dun & Bradstreet Corp..............      836,625
  10,700    McGraw-Hill, Inc...................      928,225
  90,400    New York Times Co..................    2,621,600
  28,500    Omnicom Group......................    1,282,500
   9,200    Scholastic Corp.(a)................      632,500
  19,400    Tribune Co.........................    1,277,975
                                                 -----------
                                                   9,354,275
                                                 -----------
            Mineral Resources--1.4%
  34,874    Newmont Mining Corp................    1,974,740
                                                 -----------
            Miscellaneous Basic Industry--3.6%
  80,550    Avalon Properties, Inc.............    1,731,825
   7,900    Champion International Corp........      357,475
  18,600    Mead Corp..........................    1,004,400
  34,500    Reynolds Metals Co.................    2,039,812
                                                 -----------
                                                   5,133,512
                                                 -----------
            Office Equipment & Supplies--0.5%
            International Business Machines
   6,500      Corp.............................      722,313
                                                 -----------
            Petroleum--1.7%
   9,500    Tenneco, Inc.......................      530,813
  55,100    Unocal Corp........................    1,838,962
                                                 -----------
                                                   2,369,775
                                                 -----------

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Petroleum Services--2.2%
  29,200    Anadarko Petroleum Corp............  $ 1,620,600
  51,700    Dresser Industries, Inc............    1,576,850
                                                 -----------
                                                   3,197,450
                                                 -----------
            Railroads--1.2%
  10,901    Southern Pacific Rail Corp.(a).....      256,174
  20,900    Union Pacific Corp.................    1,434,262
                                                 -----------
                                                   1,690,436
                                                 -----------
            Retail--2.6%
   9,800    Harcourt General, Inc..............      444,675
  98,779    Limited, Inc.......................    1,876,801
  74,200    Price Costco, Inc.(a)..............    1,391,250
                                                 -----------
                                                   3,712,726
                                                 -----------
            Steel--0.9%
  35,500    USX Corp. -U.S. Steel Group........    1,229,188
                                                 -----------
            Technology--0.6%
  11,100    Adobe Systems, Inc.................      357,975
   4,505    Chiron Corp.(a)....................      442,616
                                                 -----------
                                                     800,591
                                                 -----------
            Telecommunications--1.7%
  81,700    MCI Communications Corp............    2,471,425
                                                 -----------
            Trucking & Shipping--1.0%
  51,400    Ryder System, Inc..................    1,400,650
                                                 -----------
            Total common stocks
              (cost $57,243,618)...............   69,848,215
                                                 -----------

                                         See Notes to Financial Statements.
                                       B-98

                THE PRUDENTIAL            ACTIVE BALANCED FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

Principal
 Amount                                                Value
  (000)                 Description                 (Note 1)
------------------------------------------------------------
             DEBT OBLIGATIONS--33.8%
             U.S. Government Securities
             United States Treasury Notes,
 $ 3,015     8.875%, 11/15/98.................  $  3,228,884
   5,510     7.50%, 11/15/01..................     5,847,487
  17,435     6.25%, 2/15/03...................    17,383,218
  14,750     5.75%, 8/15/03...................    14,245,255
             United States Treasury Bonds,
   3,020     10.75%, 8/15/05..................     3,926,000
   3,230     7.875%, 2/15/21..................     3,606,489
                                                ------------
             Total debt obligations
               (cost $47,235,281).............    48,237,333
                                                ------------
             Total long-term investments
               (cost $104,478,899)............   118,085,548
                                                ------------
             SHORT-TERM INVESTMENT
             Repurchase Agreement--16.7%
  23,888     Joint Repurchase Agreement
               Account,
               5.35%, 04/01/96 (Note 4)
               (cost $23,888,000).............    23,888,000
                                                ------------
             Total Investments--99.5%
             (cost $128,366,899; Note 3)......   141,973,548
             Other assets in excess of
               liabilities--0.5%..............       714,503
                                                ------------
             Net Assets--100%.................  $142,688,051
                                                ------------
                                                ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
     See Notes to Financial Statements.

                THE PRUDENTIAL            BALANCED FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            LONG-TERM INVESTMENTS--88.7%
            Common Stocks--44.5%
            Aerospace/Defense--1.2%
   4,200    Allied-Signal, Inc.................  $   248,325
   7,600    General Motors Corp., Class H......      480,700
  10,400    Litton Industries, Inc.(a).........      478,400
                                                 -----------
                                                   1,207,425
                                                 -----------
            Automobiles & Trucks--0.5%
  23,100    Smith (A.O.) Corp..................      545,737
                                                 -----------
            Banking--2.0%
   6,300    Bank of Boston Corp................      312,637
   8,400    Bank of New York Co., Inc..........      432,600
   8,578    First Chicago Corp.................      355,987
  23,600    Norwest Corp.......................      867,300
                                                 -----------
                                                   1,968,524
                                                 -----------
            Chemicals--4.2%
  21,000    Agrium, Inc........................      271,602
   9,400    Cytec Industries, Inc.(a)..........      794,300
   8,000    duPont (E.I.) de Nemours & Co......      664,000
   7,900    Grace (W.R.) & Co..................      618,175
            Imperial Chemical Inds. (ADR)
   8,000      (United Kingdom).................      456,000
  22,700    Mississippi Chemical Corp..........      459,675
   6,600    Olin Corp..........................      574,200
  36,100    Uniroyal Chemical Corp.(a).........      347,462
                                                 -----------
                                                   4,185,414
                                                 -----------
            Chemical-Specialty--0.7%
  19,500    Ferro Corp.........................      553,312
   3,100    OM Group, Inc......................      115,088
                                                 -----------
                                                     668,400
                                                 -----------
            Communication Equipment--0.3%
  13,500    Oak Industries, Inc.(a)............      335,812
                                                 -----------

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Computer Hardware--0.2%
            Lexmark International Group,
  12,500      Inc.(a)..........................  $   242,188
                                                 -----------
            Computer Software & Services--0.5%
  12,000    Automatic Data Processing, Inc.....      472,500
                                                 -----------
            Consumer Services--0.7%
  17,600    ADT Ltd.(a)........................      310,200
  13,000    Pittston Brinks Group..............      347,750
                                                 -----------
                                                     657,950
                                                 -----------
            Diversified Consumer Products--0.7%
  30,000    Whitman Corp.......................      727,500
                                                 -----------
            Drugs & Medical Supplies--0.5%
   8,000    Schering-Plough Corp...............      465,000
                                                 -----------
            Electrical Equipment--0.5%
  15,600    Belden, Inc........................      460,200
                                                 -----------
            Electronics--1.5%
  28,000    Anixter International, Inc.(a).....      472,500
   6,000    Emerson Electric Co................      484,500
   5,600    Marshall Industries(a).............      170,800

  10,600    SGS-Thomson Microelectronics
              N.V.(a) (France).................      384,250
                                                 -----------
                                                   1,512,050
                                                 -----------
            Enginerring & Construction--0.9%
  32,000    Giant Cement Holding, Inc.(a)......      404,000
  21,400    Martin Marietta Corp...............      486,850
                                                 -----------
                                                     890,850
                                                 -----------
            Exploration & Production--1.7%
  19,400    Cabot Oil & Gas Corp...............      276,450
  30,000    Cross Timbers Oil Co...............      517,500
  12,900    Enron Oil and Gas Corp.............      340,237
  11,000    Parker & Parsley Petroleum Co......      253,000
   6,700    Seagull Energy Corp.(a)............      151,588
  10,500    Vintage Petroleum, Inc.............      213,938
                                                 -----------
                                                   1,752,713
                                                 -----------

                                         See Notes to Financial Statements.
                                       B-100

                THE PRUDENTIAL            BALANCED FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Financial Services--1.2%
  12,400    Dean Witter Discover & Co..........  $   709,900
   8,600    Finova Group, Inc..................      469,775
                                                 -----------
                                                   1,179,675
                                                 -----------
            Hospital Management--1.1%
            Community Health Systems,
   4,700      Inc.(a)..........................      192,700
   7,000    Quorum Health Group(a).............      164,500
  33,000    Tenet Healthcare Corp.(a)..........      693,000
                                                 -----------
                                                   1,050,200
                                                 -----------
            Household Products--0.3%
  13,000    Libbey, Inc........................      284,375
                                                 -----------
            Housing Related--1.5%
  13,000    Ethan Allen Interiors, Inc.(a).....      341,250
            Furniture Brands International,
  33,000      Inc..............................      305,250
  16,000    Owens Corning Fiberglas Corp.(a)...      642,000
   9,000    USG Corp.(a).......................      228,375
                                                 -----------
                                                   1,516,875
                                                 -----------
            Insurance--4.0%
   8,600    Allmerica Financial Corp...........      226,825
   9,000    Berkley (W. R.) Corp...............      416,250
  10,500    Equitable Iowa Cos.................      375,375
  10,000    NAC Re Corp........................      326,250
   9,700    National Re Corp...................      327,375
  15,400    Penncorp Financial Group, Inc......      485,100
            Reinsurance Group of America,
  21,000      Inc..............................      769,125
  15,000    TIG Holdings, Inc..................      487,500
   6,000    Travelers, Inc.....................      396,000
  12,900    Western National Corp..............      209,625
                                                 -----------
                                                   4,019,425
                                                 -----------
            Integrated Producers--0.7%
  20,000    Total S.A. (ADR) (France)..........      680,000
                                                 -----------

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Machinery--2.8%
  18,000    Applied Power, Inc.................  $   587,250
            Gardner Denver Machinery,
  26,000      Inc.(a)..........................      617,500
            Global Industrial Technologies,
  26,000      Inc..............................      624,000
   8,200    Harnischfeger Industries, Inc......      317,750
   9,000    Sundstrand Corp....................      366,750
   6,900    Varity Corp.(a)....................      298,425
                                                 -----------
                                                   2,811,675
                                                 -----------
            Media--3.0%
  20,000    Comcast Corp. Class A..............      347,500
  14,900    Cox Communications, Inc.(a)........      325,938
   3,600    Gannett Co., Inc...................      242,100
  18,800    Hollinger International, Inc.......      225,600
   6,900    Knight-Ridder, Inc.................      470,062
  29,200    Tele Communications, Inc., Ser. A,
              TCI Group(a).....................      542,025
   7,300    Telecom Inc. Liberty Media.........      192,537
  10,000    Time Warner, Inc...................      408,750
   8,237    Times Mirror Co....................      324,332
                                                 -----------
                                                   3,078,844
                                                 -----------
            Metals - Non Ferrous--0.3%
   6,800    UCAR International, Inc.(a)........      264,350
                                                 -----------
            Miscellaneous Basic Industry--6.0%
  15,400    Coltec Inds., Inc.(a)..............      186,725
   8,700    Crane Co...........................      351,263
   5,000    Danaher Corp.......................      185,000
            Fisher Scientific International,
  15,000      Inc..............................      573,750
   7,000    FMC Corp.(a).......................      525,875
  29,700    Hanson PLC (ADR)
              (United Kingdom).................      445,500
  10,000    IDEX Corp..........................      388,750
   9,000    Illinois Tool Works, Inc...........      581,625
   9,000    Kennametal, Inc....................      325,125

                                         See Notes to Financial Statements.
                                       B-101

                THE PRUDENTIAL            BALANCED FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Miscellaneous Basic Industry, cont'd.
  19,760    Mark IV Industries, Inc............  $   434,720
  14,000    Pentair, Inc.......................      353,500
  20,000    Tyco International Ltd.............      715,000
  19,100    United Dominion Inds...............      463,175
  11,000    York International Corp............      539,000
                                                 -----------
                                                   6,069,008
                                                 -----------
            Office Equipment & Supplies--0.5%
   1,700    Honeywell, Inc.....................       93,925
            International Business Machines
   3,500      Corp.............................      388,937
                                                 -----------
                                                     482,862
                                                 -----------
            Petroleum--0.7%
  18,000    Occidental Petroleum Corp..........      481,500
            Santa Fe Energy Resources,
  21,600      Inc.(a)..........................      226,800
                                                 -----------
                                                     708,300
                                                 -----------
            Petroleum Services--0.6%
  41,000    Oryx Energy Co.(a).................      568,875
                                                 -----------
            Railroads--1.6%
   6,400    Burlington Northern Inc............      525,600
  11,600    Canadian Pacific Ltd...............      232,000
  13,350    Illinois Central Corp..............      380,475
   7,000    Union Pacific Corp.................      480,375
                                                 -----------
                                                   1,618,450
                                                 -----------
            Retail--1.6%
  16,300    Best Products, Inc.(a).............       38,713
  10,100    Dillard Department Stores, Inc.....      349,712
   4,900    Eckerd Corp.(a)....................      235,812
  11,800    Harcourt General, Inc..............      535,425
   8,500    May Department Stores Co...........      410,125
                                                 -----------
                                                   1,569,787
                                                 -----------

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Rubber--0.2%
   4,500    Goodyear Tire & Rubber Co..........  $   229,500
                                                 -----------
            Telecommunications--1.3%
  20,700    Frontier Corp......................      652,050
  20,900    MCI Communications Corp............      632,225
                                                 -----------
                                                   1,284,275
                                                 -----------
            Trucking & Shipping--0.3%
  12,900    Pittston Burlington Company........      253,163
                                                 -----------
            Utility-Communications--0.7%
   9,100    Airtouch Communications, Inc.(a)...      283,238
   5,900    AT&T Corp..........................      361,375
                                                 -----------
                                                     644,613
                                                 -----------
            Total common stocks
            (cost $35,215,626).................   44,406,515
                                                 -----------
Principal
 Amount
 (000)      DEBT OBLIGATIONS--44.2%
--------
            Asset Backed Securities--3.2%
            American Express Master Trust,
            Series 1994-3, Class A,
$    430    7.85%, 8/15/05.....................      454,858
            Chemical Credit Card Trust,
            Series 1995-3, Class A,
     400    6.23%, 4/15/05.....................      392,872
            Circuit City Credit Card Master
              Trust,
            Series 1994-2, Class A,
     300    8.00%, 11/15/03....................      315,094
            Discover Card Master Trust I,
            Series 1994-1, Class A,
     400    6.70%, 2/16/00.....................      404,000

                                         See Notes to Financial Statements.
                                       B-102

                THE PRUDENTIAL            BALANCED FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

Principal
 Amount                                                Value
  (000)                 Description                 (Note 1)
------------------------------------------------------------
             Asset Backed Securities, cont'd.
             Nationsbank Credit Card Master
               Trust,
             Series 1993-2, Class A,
 $   400     6.00%, 12/15/05..................  $    383,624
             Prime Credit Card Master Trust,
             Series 1995-1, Class A,
     400     6.75%, 11/15/05..................       401,872
             Sears Credit Account Master Trust
               II,
             Series 1995-5, Class A,
     500     6.05%, 1/16/08...................       484,840
             Standard Credit Card Master
               Trust,
             Series 1995-1, Class A,
     400     8.25%, 1/7/07....................       433,624
                                                ------------
             Total asset backed securities
             (cost $3,340,011)................     3,270,784
                                                ------------
             Corporate Bonds--8.2%
             African Development Bank,
     400     7.70%, 7/15/02...................       419,316
             (Banking)
             American General Finance Corp.,
     400     7.25%, 5/15/05...................       406,168
             (Financial Services)
             Caterpillar, Inc.,
     250     9.375%, 7/15/00..................       274,450
             (Industrials)
             Comdisco Inc.,
     300     6.50%, 6/15/00...................       298,329
             (Commercial Services)
             Commercial Credit Group, Inc.,
     200     7.875%, 7/15/04..................       211,666
             (Financial Services)
             Disney, (Walt) Co.,
     400     6.75%, 3/30/06...................       398,212
             (Leisure)

Principal
 Amount                                                Value
  (000)                 Description                 (Note 1)
------------------------------------------------------------
             Federal Express Corp.,
 $   350     10.00%, 9/1/98...................  $    377,272
             (Trucking & Shipping)
             Finova Capital Corp.,
     300     6.28%, 11/1/99...................       296,676
     100     6.30%, 11/1/99...................        98,955
             (Financial Services)
             Ford Motor Credit Co.,
     400     9.375%, 12/15/97.................       419,824
     320     7.50%, 6/15/04...................       329,683
             (Financial Services)
             General Motors Acceptance Corp.,
     450     9.625%, 5/15/00..................       497,322
             (Financial Services)
             Greyhound Financial Corp.,
     100     8.50%, 5/1/98....................       104,033
             (Financial Services)
             Hanson PLC.,
     400     7.375%, 1/15/03..................       407,572
             (Miscellaneous Basic Industry)
               (United Kingdom)
             Hydro Quebec Corp.,
     250     8.40%, 1/15/22...................       266,958
             (Utilities) (Canada)
             Lehman Brothers, Inc.,
     200     7.125%, 7/15/02..................       200,592
             (Financial Services)
             Nationsbank Corp.,
     500     6.50%, 3/15/06...................       482,110
             (Banking)
             Norwest Corp.,
     300     7.125%, 4/1/00...................       306,111
             (Banking)
             Petroliam Nasional Berhad,
     500     6.875%, 7/1/03...................       496,565
             (Petroleum) (Malaysia)

     See Notes to Financial Statements.
                                       B-103

                THE PRUDENTIAL            BALANCED FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

Principal
 Amount                                                Value
  (000)                 Description                 (Note 1)
------------------------------------------------------------
             Corporate Bonds, cont'd.
             Salomon, Inc.,
 $   200     8.64%, 2/27/98...................  $    205,838
             (Financial Services)
             Sears Roebuck & Co.,
     100     9.48%, 7/24/01...................       112,375
             (Retail)
             Sears Roebuck Acceptance Corp.,
     300     6.75%, 9/15/05...................       294,978
             (Financial Services)
             Tenneco Credit Corp.,
     600     9.625%, 8/15/01..................       673,164
             (Financial Services)
             Texas Utilities Co.,
     300     6.375%, 8/1/97...................       300,612
             (Utilities)
             Union Oil Co.,
     300     7.75%, 4/20/05  .................       310,131
               (Petroleum)                      ------------
             Total corporate bonds
             (cost $8,245,157)................     8,188,912
                                                ------------
             Sovereign Bond--0.3%
             Republic of Italy
             6.875%, 9/27/23
     300       (cost $278,274)................       269,193
                                                ------------
             U.S. Government Securities--32.5%
             United States Treasury Bond,
   5,150     11.25%, 2/15/15..................     7,568,080
             United States Treasury Notes,
   4,100     5.375%, 5/31/98..................     4,062,198
   3,900     6.375%, 1/15/99..................     3,943,875
   2,900     7.50%, 10/31/99..................     3,035,024
   1,600     6.375%, 1/15/00..................     1,619,248
     350     6.875%, 3/31/00..................       359,733

Principal
 Amount                                                Value
  (000)                 Description                 (Note 1)
------------------------------------------------------------
             United States Treasury Notes,
 $   500     6.125%, 7/31/00..................  $    500,310
   6,600     6.25%, 2/15/03...................     6,580,398
   4,500     7.25%, 8/15/04...................     4,747,500
                                                ------------
             Total U.S. Government securities
             (cost $32,455,321)...............    32,416,366
                                                ------------
             Total debt obligations
             (cost $44,318,763)...............    44,145,255
                                                ------------
             Total long-term investments
             (cost $79,534,389)...............    88,551,770
                                                ------------
             SHORT-TERM INVESTMENTS--10.8%
             Corporate Bond--0.4%
     400     General Electric Capital Corp.,
             8.75%, 11/26/96  ................
               (Financial Services)
                                                     407,176
                                                ------------
             Repurchase Agreement--10.4%
  10,344     Joint Repurchase Agreement Account,
             5.35%, 04/01/96 (Note 4).........    10,344,000
                                                ------------
             Total short-term investments
             (cost $10,747,456)...............    10,751,176
                                                ------------
             Total Investments--99.5%
             (cost $90,281,845; Note 3).......    99,302,946
             Other assets in excess of
               liabilities--0.5%..............       501,089
                                                ------------
             Net Assets--100%.................  $ 99,804,035
                                                ------------
                                                ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
     See Notes to Financial Statements.
                                       B-104

                THE PRUDENTIAL            INCOME FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              LONG-TERM INVESTMENTS--93.2%
              Asset Backed Securities--8.3%
              Chemical Credit Card Trust I,
              Series 1995-3, Class A, 6.23%,
$      500      4/15/05........................  $    496,406
              Circuit City Credit Card Master
                Trust, Series 1994-2, Class A,
       500    8.00%, 11/15/03..................       535,790
              Discover Card Master Trust I,
                Series 1994-1, Class A,
       500    6.70%, 2/16/00...................       505,000
              Nationsbank Credit Card Master
                Trust,
              Series 1993-2, Class A,
       500      6.00%, 12/15/05................       479,530
              Series 1995-1, Class A,
       500      6.45%, 4/15/03.................       501,875
              Prime Credit Card Master Trust,
              Series 1995-1, Class A,
       600      6.75%, 11/15/05................       602,808
              Sears Credit Account Master Trust
                II,
              Series 1995-5, Class A,
       600      6.05%, 1/16/08.................       575,700
              Standard Credit Card Master
                Trust,
              Series 1994-4, Class A,
       500      8.25%, 11/07/03................       536,715
              Series 1995-1, Class A,
       500      8.25%, 1/07/07.................       542,030
                                                 ------------
              Total asset backed securities
                (cost $4,777,202)..............     4,775,854
                                                 ------------
              Corporate Bonds--29.4%
              African Development Bank,
       500    7.75%, 12/15/01..................       523,480
       500    6.50%, 3/15/04...................       493,150
              (Banking)

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              American General Finance Corp.,
$      500    7.25%, 5/15/05  .................  $    507,710
                (Financial Services)
              Associates Corp. of North
                America,
       400    7.25%, 5/15/98...................       408,392
       500    6.625%, 6/15/05..................       489,470
              (Financial Services)
              Burlington Northern Santa Fe
                Corp.,
       600    7.00%, 12/15/25  ................       551,232
                (Railroads)
              Columbia Healthcare Corp.,
       500    7.58%, 9/15/25  .................       493,125
                (Hospital Management)
              Comdisco Inc.,
       500    6.50%, 6/15/00  .................       497,215
                (Commercial Services)
              Digital Equipment Corp.,
       250    8.625%, 11/01/12  ...............       253,728
                (Electronics)
              Disney (Walt) Co.,
       700    6.75%, 3/30/06  .................       696,871
                (Leisure)
              Dresdner Bank AG,
       500    7.25%, 9/15/15  .................       492,090
                (Banking) (Germany)
              Equity Lord Realty Corp.,
       300    10.50%, 12/30/97  ...............       313,500
                (Real Estate)
              Federal Express Corp.,
       500    10.00%, 9/01/98  ................       538,960
                (Trucking & Shipping)
              Finova Capital Corp.,
       400    6.28%, 11/01/99..................       395,568
       100    6.30%, 11/01/99..................        98,955
              (Financial Services)
              Ford Motor Credit Co.,
       500    6.50%, 10/04/00  ................       501,875
                (Financial Services)

                                         See Notes to Financial Statements.
                                       B-105

                THE PRUDENTIAL            INCOME FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              Corporate Bonds, cont'd.
              General Electric Capital Corp.,
$      500    7.95%, 2/02/98  .................  $    517,495
                (Financial Services)
              Glaxo Wellcome PLC,
       500    6.125%, 1/25/06  ................       472,187
                (Drugs & Medical Supplies)
              Grand Metropolitan Investment
                Corp.,
       800    Zero Coupon, 1/06/04  ...........       468,872
                (Financial Services)
                (United Kingdom)
              Household Finance Corp.,
     1,000    6.375%, 6/30/00  ................       991,270
                (Financial Services)
              Hydro Quebec Corp.,
       400    7.49%, 7/30/03...................       410,864
       500    8.40%, 1/15/22...................       533,915
              (Utilities) (Canada)
              IC Industries Financial Corp.,
       705    8.00%, 7/01/96  .................       708,306
                (Financial Services)
              International Bank For
                Reconstruction & Development,
       400    8.625%, 10/15/16  ...............       461,352
                (Banking)
              ITT Corp. (New),
       500    7.375%, 11/15/15  ...............       483,750
                (Leisure)
              Lehman Brothers Holdings, Inc.,
       400    7.625%, 7/15/99  ................       408,272
                (Financial Services)
              News America Holdings, Inc.,
       300    7.60%, 10/11/15  ................       286,677
                (Media)
              Petro-Canada,
       500    9.25%, 10/15/21  ................       576,505
                (Petroleum) (Canada)
Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              Salomon Inc.,
$      400    8.64%, 2/27/98...................  $    411,676
       250    6.50%, 8/15/03  .................       232,570
                (Financial Services)
              Sears Roebuck Acceptance Corp.,
       500    6.75%, 9/15/05  .................       491,630
                (Financial Services)
              SunAmerica, Inc.,
       275    6.58%, 1/15/02  .................       268,565
                (Insurance)
              Tenaga Nasional Berhad,
       500    7.50%, 11/01/25  ................       480,165
                (Utilities) (Malaysia)
              Tenneco Credit Corp.,
       400    10.125%, 12/01/97  ..............       424,004
                (Financial Services)
              Time Warner Inc.,
       300    9.15%, 2/01/23  .................       322,938
                (Media)
              Union Bank of Finland, Ltd.,
       250    5.25%, 6/15/96  .................       249,465
                (Banking) (Finland)
              Viacom Inc.,
       400    7.625%, 1/15/16  ................       373,000
                (Media)                          ------------
              Total corporate bonds
                (cost $16,988,095).............    16,828,799
                                                 ------------
              Foreign Government Obligation--1.0%
              New Zealand Government Bond,
              10.50%, 7/16/00
       500      (cost $559,455)................       535,151
                                                 ------------
              Sovereign Bond--0.7%
              Republic of Italy,
       450    6.875%, 9/27/23
              (cost $415,478)..................       403,172
                                                 ------------

                                         See Notes to Financial Statements.
                                       B-106

                THE PRUDENTIAL            INCOME FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              U.S. Government and Agency
                Securities--53.8%
              Federal Home Loan Mortgage Corp.,
$      500    7.00%, 8/15/23 (CMO).............  $    469,685
              Federal National Mortgage Assn.,
       500    6.50%, 2/25/24 (CMO).............       417,185
     1,000(a) 6.50%, 15 yr.....................     1,014,060
     4,000(a) 6.50%, 30 yr.....................     3,797,480
     2,216    7.00%, 9/01/23 - 7/01/24.........     2,159,026
     1,000    7.50%, 15 yr.....................     1,014,060
     2,634    9.50%, 10/01/19 - 3/01/25........     2,809,613
       500    9.50%, 30 yr.....................       533,435
              Government National Mortgage
                Assn.,
     1,206    7.00%, 2/15/09 - 6/15/23.........     1,198,078
     2,000(a) 7.00%, 30 yr.....................     1,948,120
       171    7.50%, 6/15/23 - 7/15/23.........       171,821
     1,128    9.00%, 9/15/19 - 7/15/21.........     1,208,258
              Tennessee Valley Authority,
       600    7.25%, 7/15/43...................       566,910
              United States Treasury Bonds,
       240    6.875%, 8/15/25..................       243,749
        50    7.625%, 2/15/25..................        55,024
       450    9.00%, 11/15/18..................       559,548
     1,250    12.00%, 8/15/13..................     1,804,487
              United States Treasury Notes,
       900    6.25%, 2/15/03...................       897,327
     3,500    6.375%, 1/15/99..................     3,539,375
       400    6.375%, 1/15/00..................       404,812
       500    6.875%, 3/31/00..................       513,905
       800    7.25%, 8/15/04...................       844,000
     1,950    8.25%, 7/15/98...................     2,049,937
     1,800    8.625%, 8/15/97..................     1,869,462

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              United States Treasury Strips,
$      800    Zero Coupon, 8/15/08.............  $    351,000
       700    Zero Coupon, 8/15/11.............       244,881
       500    Zero Coupon, 11/15/11............       171,595
                                                 ------------
              Total U.S. government and agency
                securities
                (cost $30,705,657).............    30,856,833
                                                 ------------
              Total long-term investments
                (cost $53,516,943).............    53,399,809
                                                 ------------
              SHORT-TERM INVESTMENT--20.1%
              Repurchase Agreement
              Joint Repurchase Agreement
    11,549      Account,
              5.35%, 4/01/96 (Note 4)
                (cost $11,549,000).............    11,549,000
                                                 ------------
              Total Investments--113.3%
                (cost $65,065,943; Note 3).....    64,948,809
              Liabilities in excess of other
                assets--(13.3%)................    (7,623,163)
                                                 ------------
              Net Assets--100%.................  $ 57,325,646
                                                 ------------
                                                 ------------

---------------
(a) Mortgage dollar roll, see Note 1.
CMO--Collateralized Mortgage Obligation.
                                         See Notes to Financial Statements.
                                       B-107

                THE PRUDENTIAL            MONEY MARKET FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              BEARER DEPOSIT NOTES -
                YANKEE--0.9%
              Grand Metropolitan Investment Corp.,
              8.125%, 8/15/96
$      555      (amortized cost $560,141)......  $    560,141
                                                 ------------
              COMMERCIAL PAPER--39.7%
              American Home Products Corp.,
     2,000    5.40%, 5/1/96....................     1,991,000
              Aristar, Inc.,
       960    5.36%, 4/12/96...................       958,428
     2,000    5.22%, 4/15/96...................     1,995,940
              Countrywide Funding Corp.,
     1,704    5.39%, 5/3/96....................     1,695,836
     1,300    5.47%, 5/8/96....................     1,292,691
              Duracell, Inc.,
     1,382    5.60%, 4/1/96....................     1,382,000
              Enterprise Funding Corp.,
     1,224    5.42%, 5/1/96....................     1,218,472
              Finova Capital Corp.,
     2,961    5.25%, 4/26/96...................     2,950,205
              First Data Corp.,
     3,000    5.43%, 4/2/96....................     2,999,548
              General Motors Acceptance Corp.,
       200    5.40%, 4/4/96....................       199,910
              Household International Inc.,
       800    5.24%, 4/2/96....................       799,884
              Lehman Brothers, Inc.,
       399    5.60%, 4/1/96....................       399,000
              Nynex Corp.,
     2,980    5.30%, 4/8/96....................     2,976,929
              Whirlpool Financial Corp.,
       820    5.20%, 4/26/96...................       817,039
     2,100    5.43%, 5/10/96...................     2,087,645
                                                 ------------
              Total commercial paper
              (amortized cost $23,764,527).....    23,764,527
                                                 ------------

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              DEPOSIT NOTES--2.5%
              Society National Bank Cleveland,
$    1,000    6.70%, 4/15/96...................  $  1,000,351
       500    6.00%, 4/25/96...................       499,843
                                                 ------------
              Total deposit notes
              (amortized cost $1,500,194)......     1,500,194
                                                 ------------
              LOAN PARTICIPATION--3.3%
              Morgan Stanley Group Inc.,
              5.60%, 4/3/96
     2,000      (amortized cost $2,000,000)....     2,000,000
                                                 ------------
              MEDIUM-TERM OBLIGATIONS--19.6%
              Associates Corp. of North America,
       250    4.48%, 10/15/96..................       248,249
              Ford Motor Credit Corp.,
     1,120    8.25%, 5/15/96...................     1,123,125
       600    8.875%, 8/1/96...................       605,413
       215    5.625%, 3/3/97...................       214,779
              General Electric Co.,
       840    7.875%, 5/1/96...................       841,296
              Household Finance Corp.,
     1,250    7.80%, 11/1/96...................     1,264,227
              International Lease Finance
                Corp.,
       500    5.00%, 5/28/96...................       499,177
       375    6.625%, 6/1/96...................       375,302
              Norwest Corporation,
       500    4.93%, 11/15/96..................       497,245
       400    7.875%, 1/30/97..................       408,349
              PHH Corporation,
     2,200    8.00%, 1/1/97....................     2,243,194
              Potomac Electric Power Co.,
       500    6.25%, 5/28/96...................       500,772
              Sears Roebuck Acceptance Corp.,
     1,635    8.55%, 8/1/96....................     1,648,508
       100    8.99%, 9/27/96...................       101,614
       590    7.48%, 2/19/97...................       600,916

                                         See Notes to Financial Statements.
                                       B-108

                THE PRUDENTIAL            MONEY MARKET FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      MARCH 31, 1996 (UNAUDITED)

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              MEDIUM-TERM OBLIGATIONS, cont'd.
              Transamerica Finance Corp.,
$      600    8.55%, 6/15/96...................  $    603,072
                                                 ------------
              Total medium-term obligations
              (amortized cost $11,775,238).....    11,775,238
                                                 ------------
              VARIABLE RATE OBLIGATIONS(a)--33.5%
              American Express Centurion Bank,
     1,900    5.349%, 4/16/96..................     1,899,785
     1,000    5.379%, 4/17/96..................       999,991
              Bank One Columbus N.A.,
     2,700    5.34%, 4/1/96....................     2,699,126
              Caterpillar Financial Services
                N.V.,
       350    5.47%, 5/29/96...................       350,414
              Fleet National Bank,
     1,300    5.625%, 4/30/96..................     1,300,262
              Ford Motor Credit Corp.,
       200    5.692%, 6/17/96..................       200,069
       350    5.40%, 2/18/97...................       350,344
              General Motors Acceptance Corp.,
     2,000    5.51%, 4/1/96....................     1,999,970
       350    5.622%, 6/18/96..................       350,367
              Goldman Sachs Group, L.P.,
     2,700    5.438%, 4/29/96..................     2,700,000
              Household Finance Corp.,
     1,700    5.34%, 4/1/96....................     1,699,714
              John Deere Capital Corp.,
     1,000    5.767%, 4/22/96..................     1,000,677
              Key Bank New York,
     1,400    5.33%, 4/1/96....................     1,399,515
              Lehman Brothers, Inc.,
     2,000    5.509%, 4/1/96...................     2,000,000
              Money Market Auto Loan Trust,
       100    5.575%, 4/15/96..................       100,000

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              Morgan Stanley Group, Inc.,
$    1,000    5.375%, 5/15/96..................  $  1,000,000
                                                 ------------
              Total variable rate obligations
              (amortized cost $20,050,234).....    20,050,234
                                                 ------------
              U.S. GOVERNMENT AGENCY OBLIGATION--0.7%
              Federal Home Loan Banks,
              4.36%, 4/25/96
       400      (amortized cost $399,668)......       399,668
                                                 ------------
              Total investments--100.2%
              (amortized cost
                $60,050,002(b))................    60,050,002
              Liabilities in excess of other
                assets--(0.2%).................      (119,819)
                                                 ------------
              Net Assets--100%.................  $ 59,930,183
                                                 ------------
                                                 ------------

---------------
(a) For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(b) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

The industry classification of portfolio holdings and other net assets shown as a percentage of net assets as of March 31, 1996 were as follows:

      Personal Credit Institutions..............    18.7%
      Commercial Banks..........................    16.4
      Security Brokers & Dealers................    13.5
      Business Credit (Finance).................    12.1
      Information Services......................     5.0
      Mortgage Bankers..........................     5.0
      Phone Communication.......................     5.0
      Household Appliances......................     4.8
      Auto Rental & Leasing.....................     3.8
      Pharmaceutical............................     3.3
      Misc. Electric, Equipment, Supply.........     2.3
      Asset Backed..............................     2.2
      Bank Holding Co...........................     1.5
      Equipment Rental & Leasing................     1.5
      Electric & Equipment, Computer............     1.4
      Financial Services........................     1.3
      Food & Kindred Products...................     0.9
      Electric Services.........................     0.8
      Federal Credit............................     0.7
      Liabilities in excess of other assets.....    (0.2)
                                                   -----
                                                   100.0%
                                                   -----
                                                   -----

                                         See Notes to Financial Statements.
                                       B-109

                THE PRUDENTIAL            STATEMENT OF ASSETS
(LOGO)          INSTITUTIONAL             AND LIABILITIES
                FUND                      MARCH 31, 1996

                                GROWTH         STOCK       INTERNATIONAL      ACTIVE                                     MONEY
                                STOCK          INDEX           STOCK         BALANCED      BALANCED       INCOME        MARKET
                                 FUND           FUND           FUND            FUND          FUND          FUND          FUND
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Assets
Investments, at value
  (a)......................  $288,473,390   $147,528,594   $163,631,126    $141,973,548   $99,302,946   $64,948,809   $60,050,002
Cash.......................           571             --          365             3,578         2,454           344           664
Foreign currency, at value
  (cost $120,455)..........            --             --      120,201                --            --            --            --
Receivable for investments
  sold.....................     1,843,811        110,805           --           159,396       222,356            --            --
Interest and dividends
  receivable...............       244,056        237,503      486,827           694,471       662,192       679,143       423,064
Receivable for Fund shares
  sold.....................       836,874        419,537      507,136           469,950       397,983        60,429        47,347
Deferred expenses and other
  assets...................        22,618         21,921       22,047            23,402        21,788        25,157        23,503
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
    Total assets...........   291,421,320    148,318,360   164,767,702      143,324,345   100,609,719    65,713,882    60,544,580
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Liabilities
Payable for investments
  purchased................     1,894,523        780,201    1,838,999           505,568       555,826     8,346,485       387,225
Payable for Fund shares
  reacquired...............       379,951        350,236      440,038             2,721       151,391         6,891       195,043
Accrued expenses...........        59,193         56,018      104,667            27,875        33,386        17,866        17,517
Due to broker - variation
  margin...................            --         29,750           --                --            --            --            --
Management fee payable.....       184,161          1,164      159,906            84,218        54,094        10,568         7,913
Administration fee
  payable..................        32,006         16,314       17,912            15,912        10,987         6,426         6,699
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
    Total liabilities......     2,549,834      1,233,683    2,561,522           636,294       805,684     8,388,236       614,397
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net Assets.................  $288,871,486   $147,084,677   $162,206,180    $142,688,051   $99,804,035   $57,325,646   $59,930,183
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net assets were comprised
  of:
Shares of beneficial
  interest, at par.........  $     16,906   $      9,836   $   10,275      $     11,342   $     7,936   $     5,781   $    59,930
Paid-in capital in excess
  of par...................   223,817,874    119,565,666   140,973,229      124,739,121    88,818,388    57,616,118    59,870,253
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
                              223,834,780    119,575,502   140,983,504      124,750,463    88,826,324    57,621,899    59,930,183
Undistributed net
  investment income
  (loss)...................      (362,804)       536,299      183,078         1,026,586       671,956            --            --
Accumulated net realized
  gain (loss) on
  investments..............     2,165,314        596,539     (364,666   )     3,304,353     1,284,654      (179,120)           --
Net unrealized appreciation
  (depreciation) on
  investments and foreign
  currencies...............    63,234,196     26,376,337   21,404,264        13,606,649     9,021,101      (117,133)           --
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net assets, March 31,
  1996.....................  $288,871,486   $147,084,677   $162,206,180    $142,688,051   $99,804,035   $57,325,646   $59,930,183
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Shares of beneficial
  interest issued and
  outstanding..............    16,906,186      9,835,809   10,275,205        11,341,527     7,936,350     5,780,560    59,930,183
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net asset value per
  share....................  $      17.09   $      14.95   $    15.79      $      12.58   $     12.58   $      9.92   $      1.00
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
(a) Identified cost........  $225,239,430   $121,196,832   $142,221,274    $128,366,899   $90,281,845   $65,065,943   $60,050,002

     See Notes to Financial Statements.
                                       B-110

                THE PRUDENTIAL            STATEMENT OF
(LOGO)          INSTITUTIONAL             OPERATIONS
                FUND                      SIX MONTHS ENDED MARCH 31, 1996
                                          (UNAUDITED)

                                GROWTH         STOCK       INTERNATIONAL      ACTIVE                                     MONEY
                                STOCK          INDEX           STOCK         BALANCED      BALANCED       INCOME        MARKET
                                 FUND           FUND           FUND            FUND          FUND          FUND          FUND
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net Investment Income
Income
  Interest.................  $    142,475   $    222,810   $  299,227      $  2,194,088   $ 1,500,344   $ 1,839,465   $ 1,716,542
  Dividends (a)............       835,346      1,295,809    1,257,014           610,799       246,391            --            --
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
    Total income...........       977,821      1,518,619    1,556,241         2,804,887     1,746,735     1,839,465     1,716,542
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Expenses
  Management fee...........       885,234        242,455      828,186           482,513       312,574       139,295       132,163
  Administration fee.......       168,078         80,560       95,715            91,614        59,348        37,027        38,798
  Custodian's fees and
  expenses.................        46,000         68,000      138,000            38,000        34,000        30,000        29,000
  Registration fees........        34,000         20,000       17,000            28,000        12,000        14,000        11,000
  Transfer agent's fees and
    expenses...............        28,969         13,885       16,497            15,790        10,229         6,382         6,964
  Reports to
  shareholders.............        15,000         15,000       15,000             7,500        15,000         7,500         7,500
  Legal fees...............         7,500          7,500        7,500             7,500         7,500         7,500         7,500
  Amortization of
    organization
    expenses...............         6,693          6,693        6,693             6,606         6,693         6,525         6,606
  Audit fee................         6,000          5,000        7,500             6,000         5,000         5,000         4,500
  Trustees' fees...........         6,000          6,000        6,000             6,000         6,000         6,000         6,000
  Miscellaneous............         1,762            769        1,337               919           753           790         1,188
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
    Total expenses.........     1,205,236        465,862    1,139,428           690,442       469,097       260,019       251,219
  Expense recovery
    (subsidy) (Note 2).....        59,383       (102,179)      12,836            (1,136)      (22,563)      (65,010)      (75,031)
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net expenses...............     1,264,619        363,683    1,152,264           689,306       446,534       195,009       176,188
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net investment income
  (loss)...................      (286,798)     1,154,936      403,977         2,115,581     1,300,201     1,644,456     1,540,354
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Realized and Unrealized
Gain (Loss) on Investment
and Foreign Currency
Transactions

Net realized gain (loss) on:
  Securities
  transactions.............     5,181,317        329,077    2,870,670         3,822,493     1,674,656       553,480           774
  Financial futures
  contracts................            --        706,645           --                --            --            --            --
  Foreign currency
  transactions.............       (76,006)            --      (63,741   )            --            --            --            --
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
                                5,105,311      1,035,722    2,806,929         3,822,493     1,674,656       553,480           774
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net change in unrealized
  appreciation
  (depreciation) on:
  Securities and foreign
  currencies...............     9,168,246     10,803,505    4,083,056         1,492,196     2,639,177    (1,011,659)           --
  Financial futures
  contracts................            --       (148,650)          --                --            --            --            --
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
                                9,168,246     10,654,855    4,083,056         1,492,196     2,639,177    (1,011,659)           --
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net gain (loss) on
  investments and foreign
  currencies...............    14,273,557     11,690,577    6,889,985         5,314,689     4,313,833      (458,179)          774
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net Increase in Net Assets
Resulting from
Operations.................  $ 13,986,759   $ 12,845,513   $7,293,962      $  7,430,270   $ 5,614,034   $ 1,186,277   $ 1,541,128
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
(a) Net of foreign withholding taxes of $17,997, $1,988, $160,696, $1,168 and $4,070, respectively.

                        See Notes to Financial Statements.
                                       B-111

                THE PRUDENTIAL            STATEMENT OF CHANGES
(LOGO)          INSTITUTIONAL             IN NET ASSETS
                FUND                      (UNAUDITED)

                                       GROWTH                               STOCK                          INTERNATIONAL
                                        STOCK                               INDEX                              STOCK
                                        FUND                                 FUND                              FUND
                             ---------------------------         ----------------------------        ---------------------
                              Six Months       Year               Six Months      Year                 Six Months
                                Ended          Ended                Ended         Ended                  Ended
                              March 31,     September 30,         March 31,    September 30,           March 31,
                                 1996           1995                1996           1995                  1996
                             ------------   ------------       -------------   --------------        ---------------------
Increase (Decrease) in
Net Assets
Operations
 Net investment income
   (loss)...............    $   (286,798)    $    (111,660)    $  1,154,936        $   1,829,951        $    403,977
 Net realized gain
   (loss) on investments
   and foreign currency
   transactions.........       5,105,311           814,853        1,035,722            4,044,854           2,806,929
 Net change in
   unrealized
   appreciation
   on investments and
   foreign currencies...       9,168,246        47,538,274       10,654,855           13,914,900           4,083,056
                            ------------     -------------     ------------     -------------------     ------------
 Net increase in net
   assets resulting from
   operations...........      13,986,759        48,241,467       12,845,513           19,789,705           7,293,962
                            ------------     -------------     ------------     -------------------     ------------
Dividends and
 distributions
 Dividends to
   shareholders from net
   investment income....              --           (48,781)      (2,181,628)          (1,015,394)         (1,739,771)
 Distributions to
   shareholders from net
   realized gains.......              --                --       (4,441,171)            (165,297)                 --
                            ------------     -------------     ------------     -------------------     ------------
 Total dividends and
   distributions........              --           (48,781)      (6,622,799)          (1,180,691)         (1,739,771)
                            ------------     -------------     ------------     -------------------     ------------
Fund share transactions
 Net proceeds from
   shares sold..........     133,171,200       138,943,129       57,112,238           52,960,096          57,849,159
 Net asset value of
   shares issued to
   shareholders in
   reinvestment of
   dividends and
   distributions........              --            48,781        6,622,799            1,180,691           1,739,771
 Cost of shares
   redeemed.............     (78,791,867)      (73,635,170)     (24,817,640)         (20,924,559)        (39,622,163)
                            ------------     -------------     ------------     -------------------     ------------
 Net increase in net
   assets from Fund
   share transactions...      54,379,333        65,356,740       38,917,397           33,216,228          19,966,767
                            ------------     -------------     ------------     -------------------     ------------
Net increase............      68,366,092       113,549,426       45,140,111           51,825,242          25,520,958
Net Assets
 Beginning of period....     220,505,394       106,955,968      101,944,566           50,119,324         136,685,222
                            ------------     -------------     ------------     -------------------     ------------
 End of period..........    $288,871,486     $ 220,505,394     $147,084,677        $ 101,944,566        $162,206,180
                            ------------     -------------     ------------     -------------------     ------------
                            ------------     -------------     ------------     -------------------     ------------

                            INTERNATIONAL                ACTIVE
                                STOCK                   BALANCED
                                 FUND                     FUND
                           ----------------    ---------------------------
                               Year           Six Months         Year
                              Eneded             Ended           Ended
                            September 30,       March 31,    September 30,
                               1995               1996          1995
                           ---------------     -----------  --------------
Increase (Decrease) in
Net Assets
Operations
 Net investment income
   (loss)...............  $   1,884,332     $  2,115,581     $   3,695,777
 Net realized gain
   (loss) on investments
   and foreign currency
   transactions.........     (3,084,946)       3,822,493         1,585,229
 Net change in
   unrealized
   appreciation
   on investments and
   foreign currencies...      9,333,213        1,492,196        12,809,504
                          -------------     ------------     -------------
 Net increase in net
   assets resulting from
   operations...........      8,132,599        7,430,270        18,090,510
                          -------------     ------------     -------------
Dividends and
 distributions
 Dividends to
   shareholders from net
   investment income....       (750,797)      (3,972,956)       (2,260,245)
 Distributions to
   shareholders from net
   realized gains.......     (2,440,090)      (1,932,789)         (272,788)
                          -------------     ------------     -------------
 Total dividends and
   distributions........     (3,190,887)      (5,905,745)       (2,533,033)
                          -------------     ------------     -------------
Fund share transactions
 Net proceeds from
   shares sold..........     93,624,206       17,976,072        54,908,716
 Net asset value of
   shares issued to
   shareholders in
   reinvestment of
   dividends and
   distributions........      3,190,887        5,905,745         2,533,033
 Cost of shares
   redeemed.............    (67,895,915)     (16,070,178)      (20,823,769)
                          -------------     ------------     -------------
 Net increase in net
   assets from Fund
   share transactions...     28,919,178        7,811,639        36,617,980
                          -------------     ------------     -------------
Net increase............     33,860,890        9,336,164        52,175,457
Net Assets
 Beginning of period....    102,824,332      133,351,887        81,176,430
                          -------------     ------------     -------------
 End of period..........  $ 136,685,222     $142,688,051     $ 133,351,887
                          -------------     ------------     -------------
                          -------------     ------------     -------------

     See Notes to Financial Statements.
                                       B-112

                THE PRUDENTIAL            STATEMENT OF CHANGES
(LOGO)          INSTITUTIONAL             IN NET ASSETS
                FUND                      (UNAUDITED)

                                                                                                             MONEY
                                       BALANCED                           INCOME                             MARKET
                                         FUND                              FUND                               FUND
                            ------------------------------     -----------------------------     ------------------------------
                             Six Months          Year          Six Months          Year           Six Months          Year
                               Ended             Ended            Ended            Ended            Ended             Ended
                             March 31,       September 30,      March 31,      September 30,      March 31,       September 30,
                                1996             1995             1996             1995              1996             1995
                            ------------     -------------     -----------     -------------     ------------     -------------
Increase (Decrease) in
Net Assets
Operations
 Net investment
   income...............    $  1,300,201      $ 2,258,681      $ 1,644,456      $ 2,862,527      $  1,540,354      $ 2,813,967
 Net realized gain on
   investments and
   foreign currency
   transactions.........       1,674,656        2,196,076          553,480           92,951               774               --
 Net change in
   unrealized
   appreciation
   (depreciation) on
   investments and
   foreign currencies...       2,639,177        6,413,335       (1,011,659)       2,865,097                --               --
                            ------------     -------------     -----------     -------------     ------------     -------------
 Net increase in net
   assets resulting from
   operations...........       5,614,034       10,868,092        1,186,277        5,820,575         1,541,128        2,813,967
                            ------------     -------------     -----------     -------------     ------------     -------------
Dividends and
 distributions
 Dividends to
   shareholders from net
   investment income....      (2,334,680)      (1,529,788)      (1,644,456)      (2,862,527)       (1,541,128)      (2,813,967)
 Distributions to
   shareholders from net
   realized gains.......      (2,472,014)        (269,963)              --               --                --               --
                            ------------     -------------     -----------     -------------     ------------     -------------
 Total dividends and
   distributions........      (4,806,694)      (1,799,751)      (1,644,456)      (2,862,527)       (1,541,128)      (2,813,967)
                            ------------     -------------     -----------     -------------     ------------     -------------
Fund share transactions
 Net proceeds from
   shares sold..........      21,877,936       26,091,264        7,888,653       11,549,255        22,399,365       55,919,976
 Net asset value of
   shares issued to
   shareholders in
   reinvestment of
   dividends and
   distributions........       4,806,694        1,799,751        1,644,456        2,862,527         1,541,128        2,813,967
 Cost of shares
   redeemed.............      (9,797,881)     (19,161,993)      (4,046,651)      (6,473,780)      (22,064,387)     (47,010,598)
                            ------------     -------------     -----------     -------------     ------------     -------------
 Net increase in net
   assets from Fund
   share transactions...      16,886,749        8,729,022        5,486,458        7,938,002         1,876,106       11,723,345
                            ------------     -------------     -----------     -------------     ------------     -------------
Net increase............      17,694,089       17,797,363        5,028,279       10,896,050         1,876,106       11,723,345
Net Assets
 Beginning of period....      82,109,946       64,312,583       52,297,367       41,401,317        58,054,077       46,330,732
                            ------------     -------------     -----------     -------------     ------------     -------------
 End of period..........    $ 99,804,035      $82,109,946      $57,325,646      $52,297,367      $ 59,930,183      $58,054,077
                            ------------     -------------     -----------     -------------     ------------     -------------
                            ------------     -------------     -----------     -------------     ------------     -------------

     See Notes to Financial Statements.
                                       B-113

                THE PRUDENTIAL            FINANCIAL HIGHLIGHTS
(LOGO)          INSTITUTIONAL             (UNAUDITED)
                FUND

                                                                                                           STOCK
                                                         GROWTH                                            INDEX
                                                          STOCK                                            FUND
                                                          FUND                                  ---------------------------
                                ---------------------------------------------------------                           Year
                                                                             November 5,                            Ended
                                Six Months       Year Ended September          1992(a)          Six Months        September
                                  Ended                   30,                  Through            Ended              30,
                                March 31,       -----------------------     September 30,       March 31,         ---------
                                   1996           1995          1994            1993               1996             1995
                                ----------      ---------     ---------     -------------       ----------        ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning
 of period..................     $  16.21       $   12.00     $   12.10        $ 10.00           $  14.22         $   11.27
                                ----------      ---------     ---------     ----------          ----------        ---------
Income from investment
 operations:
Net investment income
 (loss) (b).................         (.02)             --            --            .04                .12               .23
Net realized and unrealized
 gain (loss) on investment
 and foreign currency
 transactions...............          .90            4.22          (.06)          2.08               1.46              2.97
                                ----------      ---------     ---------     ----------          ----------        ---------
 Total from investment
   operations...............          .88            4.22          (.06)          2.12               1.58              3.20
                                ----------      ---------     ---------     ----------          ----------        ---------
Less distributions:
Dividends from net
 investment income..........           --            (.01)         (.01)          (.02)              (.28)             (.22)
Distributions from net
 realized gains.............           --              --          (.03)            --               (.57)             (.03)
                                ----------      ---------     ---------     ----------          ----------        ---------
 Total distributions........           --            (.01)         (.04)          (.02)              (.85)             (.25)
                                ----------      ---------     ---------     ----------          ----------        ---------
Net asset value, end of
 period.....................     $  17.09       $   16.21     $   12.00        $ 12.10           $  14.95         $   14.22
                                ----------      ---------     ---------     ----------          ----------        ---------
                                ----------      ---------     ---------     ----------          ----------        ---------
TOTAL RETURN(d).............         5.43%          35.14%        (0.50)%        21.22%             11.44%            29.02%
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of period
 (000)......................     $288,871       $ 220,505     $ 106,956        $47,998           $147,085         $ 101,945
Average net assets (000)....     $252,924       $ 149,985     $  71,449        $17,592           $121,227         $  71,711
Ratios to average
 net assets: (b)
 Expenses...................         1.00%(c)        1.00%         1.00%          1.00%(c)            .60%(c)           .60%
 Net investment income......         (.23)%(c)       (.07)%         .04%           .31%(c)           1.91%(c)          2.55%
Portfolio turnover rate.....           29%             64%           65%            84%                 1%               11%
Average commission rate paid
 per share..................     $ 0.0650             N/A           N/A            N/A           $ 0.0250               N/A

                               Year          November 5,
                               Ended           1992(a)
                              September        Through
                                 30,        September 30,
                                1994            1993
                              ---------     -------------

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning
 of period..................   $ 11.12         $ 10.00
                              ---------      ---------
Income from investment
 operations:
Net investment income
 (loss) (b).................       .26             .23
Net realized and unrealized
 gain (loss) on investment
 and foreign currency
 transactions...............       .11             .94
                              ---------      ---------
 Total from investment
   operations...............       .37            1.17
                              ---------      ---------
Less distributions:
Dividends from net
 investment income..........      (.18)           (.05)
Distributions from net
 realized gains.............      (.04)             --
                              ---------      ----------
 Total distributions........      (.22)           (.05)
                              ---------      ----------
Net asset value, end of
 period.....................   $ 11.27         $ 11.12
                              ---------      ----------
                              ---------      ----------
TOTAL RETURN(d).............      3.33%          11.73%
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of period
 (000)......................   $50,119         $27,142
Average net assets (000)....   $38,098         $18,807
Ratios to average
 net assets: (b)
 Expenses...................       .60%            .60%(c)
 Net investment income......      2.34%           2.41%(c)
Portfolio turnover rate.....         2%              1%
Average commission rate paid
 per share..................       N/A             N/A

---------------
 (a) Commencement of investment operations.
 (b) Net of expense subsidy/recovery.
 (c) Annualized.
 (d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.

     See Notes to Financial Statements.
                                       B-114

                THE PRUDENTIAL            FINANCIAL HIGHLIGHTS
(LOGO)          INSTITUTIONAL             (UNAUDITED)
                FUND

                                                                                                          ACTIVE
                                                      INTERNATIONAL                                      BALANCED
                                                          STOCK                                            FUND
                                                          FUND                                  ---------------------------
                                ---------------------------------------------------------                           Year
                                                                             November 5,                            Ended
                                Six Months       Year Ended September          1992(a)          Six Months        September
                                  Ended                   30,                  Through            Ended              30,
                                March 31,       -----------------------     September 30,       March 31,         ---------
                                   1996           1995          1994            1993               1996             1995
                                ----------      ---------     ---------     -------------       ----------        ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning
 of period..................     $  15.25       $   14.84     $   12.35        $ 10.00           $  12.46         $   10.92
                                ----------      ---------     ---------     ----------         ----------        ---------
Income from investment
 operations:
Net investment income(b)....          .04             .18           .13            .16                .19               .33
Net realized and unrealized
 gain (loss) on investment
 and foreign currency
 transactions...............          .69             .66          2.54           2.21                .48              1.54
                                ----------      ---------     ---------     ----------          ----------        ---------
 Total from investment
   operations...............          .73             .84          2.67           2.37                .67              1.87
                                ----------      ---------     ---------     ----------          ----------        ---------
Less distributions:
Dividends from net
 investment income..........         (.19)           (.10)         (.03)          (.02)              (.37)             (.29)
Distributions from net
 realized gains.............           --            (.33)         (.15)            --               (.18)             (.04)
                                ----------      ---------     ---------     ----------          ----------        ---------
 Total distributions........         (.19)           (.43)         (.18)          (.02)              (.55)             (.33)
                                ----------      ---------     ---------     ----------          ----------        ---------
Net asset value, end of
 period.....................     $  15.79       $   15.25     $   14.84        $ 12.35           $  12.58         $   12.46
                                ----------      ---------     ---------     ----------          ----------        ---------
                                ----------      ---------     ---------     ----------          ----------        ---------
TOTAL RETURN(d).............         4.86%           5.95%        21.71%         23.74%              5.51%            17.66%
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of period
 (000)......................     $162,206       $ 136,685     $ 102,824        $31,708           $142,688         $ 133,352
Average net assets (000)....     $144,032       $ 118,927     $  68,476        $14,491           $137,861         $ 104,821
Ratios to average
 net assets:(b)
 Expenses...................         1.60%(c)        1.60%         1.60%          1.60%(c)           1.00%(c)          1.00%
 Net investment income......          .56%(c)        1.58%         1.08%          1.44%(c)           3.07%(c)          3.53%
Portfolio turnover rate.....            9%             20%           21%            15%                21%               30%
Average commission rate paid
 per share..................     $ 0.0194             N/A           N/A            N/A           $ 0.0650               N/A


                               Year          January 4,
                               Ended           1993(a)
                             September        Through
                                 30,        September 30,
                                1994            1993
                              ---------     -------------

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning
 of period..................   $ 11.05         $ 10.00
                              ---------     ----------
Income from investment
 operations:
Net investment income(b)....       .24             .21
Net realized and unrealized
 gain (loss) on investment
 and foreign currency
 transactions...............      (.12)            .84
                              ---------     ----------
 Total from investment
   operations...............       .12            1.05
                              ---------     ----------
Less distributions:
Dividends from net
 investment income..........      (.14)             --
Distributions from net
 realized gains.............      (.11)             --
                              ---------     ----------
 Total distributions........      (.25)             --
                              ---------     ----------
Net asset value, end of
 period.....................   $ 10.92         $ 11.05
                              ---------     ----------
                              ---------     ----------
TOTAL RETURN(d).............      1.07%          10.50%
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of period
 (000)......................   $81,176         $38,786
Average net assets (000)....   $58,992         $12,815
Ratios to average
 net assets:(b)
 Expenses...................      1.00%           1.00%(c)
 Net investment income......      3.06%           2.68%(c)
Portfolio turnover rate.....        40%             47%
Average commission rate paid
 per share..................       N/A             N/A

---------------
 (a) Commencement of investment operations.
 (b) Net of expense subsidy/recovery.
 (c) Annualized.
 (d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.

     See Notes to Financial Statements.
                                       B-115

                THE PRUDENTIAL            FINANCIAL HIGHLIGHTS
(LOGO)          INSTITUTIONAL             (UNAUDITED)
                FUND


                                                        BALANCED                                          INCOME
                                                         FUND                                              FUND
                                ---------------------------------------------------------        ------------------------
                                                                             November 5,                          Year
                                Six Months     Year Ended September 30,        1992(a)           Six Months       Ended
                                  Ended                                        Through             Ended        September
                                March 31,      ------------------------     September 30,        March 31,         30,
                                   1996          1995           1994            1993                1996          1995
                                ----------     ---------      ---------     -------------        ----------     ---------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning
 of period..................     $  12.49       $ 11.08        $ 11.80         $ 10.00            $   9.98       $  9.38
                                ----------     ---------      ---------     ----------           ----------     ---------
Income from investment
 operations:
Net investment income(b)....          .17           .18            .31             .31                 .29           .59
Net realized and unrealized
 gain (loss) on investment
 and foreign currency
 transactions...............          .62          1.53           (.52)           1.54                (.06)          .60
                                ----------     ---------      ---------     ----------           ----------     ---------
 Total from investment
   operations...............          .79          1.71           (.21)           1.85                 .23          1.19
                                ----------     ---------      ---------     ----------           ----------     ---------
Less distributions:
Dividends from net
 investment income..........         (.34)         (.25)          (.23)           (.05)               (.29)         (.59)
Distributions from net
 realized gains.............         (.36)         (.05)          (.28)             --                  --            --
                                ----------     ---------      ---------     ----------           ----------     ---------
 Total distributions........         (.70)         (.30)          (.51)           (.05)               (.29)         (.59)
                                ----------     ---------      ---------     ----------           ----------     ---------
Net asset value, end of
 period.....................     $  12.58       $ 12.49        $ 11.08         $ 11.80            $   9.92       $  9.98
                                ----------     ---------      ---------     ----------           ----------     ---------
                                ----------     ---------      ---------     ----------           ----------     ---------
TOTAL RETURN(d).............         6.53%        15.90%         (1.88)%         18.58%               2.35%        13.11%
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of period
 (000)......................     $ 99,804       $82,110        $64,313         $27,663            $ 57,326       $52,297
Average net assets (000)....     $ 89,307       $70,914        $44,048         $17,401            $ 55,718       $46,386
Ratios to average
 net assets: (b)
 Expenses...................         1.00%(c)      1.00%          1.00%           1.00%(c)             .70%(c)       .70%
 Net investment income......         2.91%(c)      3.19%          2.86%           3.16%(c)            5.90%(c)      6.17%
Portfolio turnover rate.....           37%           65%            52%             74%                 53%          145%
Average commission rate paid
 per share..................     $ 0.0597           N/A            N/A             N/A                 N/A           N/A


                               Year            March 1,
                               Ended           1993(a)
                             September         Through
                                 30,         September 30,
                                1994            1993
                              ---------     -------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning
 of period..................   $ 10.33         $ 10.00
                              ---------     ----------
Income from investment
 operations:
Net investment income(b)....       .52             .27
Net realized and unrealized
 gain (loss) on investment
 and foreign currency
 transactions...............      (.91)            .33
                              ---------     ----------
 Total from investment
   operations...............      (.39)            .60
                              ---------     ----------
Less distributions:
Dividends from net
 investment income..........      (.52)           (.27)
Distributions from net
 realized gains.............      (.04)             --
                              ---------     ----------
 Total distributions........      (.56)           (.27)
                              ---------     ----------
Net asset value, end of
 period.....................   $  9.38         $ 10.33
                              ---------     ----------
                              ---------     ----------
TOTAL RETURN(d).............     (3.91)%          6.11%
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of period
 (000)......................   $41,401         $35,015
Average net assets (000)....   $37,802         $25,626
Ratios to average
 net assets: (b)
 Expenses...................       .70%            .70%(c)
 Net investment income......      5.24%           4.62%(c)
Portfolio turnover rate.....        83%             93%
Average commission rate paid
 per share..................       N/A             N/A

---------------
 (a) Commencement of investment operations.
 (b) Net of expense subsidy.
 (c) Annualized.
 (d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.

     See Notes to Financial Statements.
                                       B-116

                THE PRUDENTIAL            FINANCIAL HIGHLIGHTS
(LOGO)          INSTITUTIONAL             (UNAUDITED)
                FUND

                                                                   MONEY
                                                                   MARKET
                                                                    FUND
                                    --------------------------------------------------------------------
                                                                                            January 4,
                                    Six Months                                                1993(a)
                                      Ended             Year Ended September 30,              Through
                                    March 31,          ---------------------------         September 30,
                                       1996              1995              1994                1993
                                    ----------         ---------         ---------         -------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning
 of period..................         $   1.00           $  1.00           $  1.00             $  1.00
Net investment income and
 net realized gains(b)......              .03               .05               .03                 .02
Dividends from net
 investment income..........             (.03)             (.05)             (.03)               (.02)
                                    ----------         ---------         ---------         ----------
Net asset value, end of
 period.....................         $   1.00           $  1.00           $  1.00             $  1.00
                                    ----------         ---------         ---------         ----------
                                    ----------         ---------         ---------         ----------
TOTAL RETURN(d).............             2.64%             5.47%             3.32%               2.08%
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of period
 (000)......................         $ 59,930           $58,054           $46,331             $30,235
Average net assets (000)....         $ 58,739           $52,446           $38,170             $25,296
Ratios to average
 net assets: (b)
 Expenses...................              .60%(c)           .60%              .60%                .60%(c)
 Net investment income......             5.24%(c)          5.37%             3.34%               2.73%(c)

---------------
 (a) Commencement of investment operations.
 (b) Net of expense subsidy.
 (c) Annualized.
 (d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.

     See Notes to Financial Statements.
                                       B-117

                THE PRUDENTIAL            NOTES TO
(LOGO)          INSTITUTIONAL             FINANCIAL STATEMENTS
                FUND                      (UNAUDITED)

   The Prudential Institutional Fund (the ``Company'') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and consists of seven separate funds (Fund or Funds): Growth Stock Fund, Stock Index Fund, International Stock Fund, Active Balanced Fund, Balanced Fund, Income Fund and Money Market Fund. The Company had no operations until July 7, 1992 when 10,000 shares of beneficial interest (2,500 shares each of Growth Stock Fund, Stock Index Fund, International Stock Fund and Balanced Fund) were sold for $100,000 to Prudential Institutional Fund Management, Inc. (``PIFM''). Investment operations commenced on: November 5, 1992 for the Growth Stock Fund, Stock Index Fund, International Stock Fund and Balanced Fund; January 4, 1993 for the Active Balanced Fund and Money Market Fund; and March 1, 1993 for the Income Fund.

   The Funds' investment objectives are as follows: Growth Stock Fund--long-term growth of capital through investment primarily in equity securities of established companies with above-average growth prospects; Stock Index Fund--investment results that correspond to the price and yield performance of Standard & Poor's 500 Composite Stock Price Index; International Stock Fund--long-term growth of capital through investment in equity securities of foreign issues with income as a secondary objective; Active Balanced Fund--total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed income securities and money market instruments; Balanced Fund--long-term total return consistent with moderate portfolio risk; Income Fund--a high level of income over the longer term while providing reasonable safety of principal; and Money Market Fund--high current income, preservation of principal and maintenance of liquidity, while maintaining a $1.00 net asset value per share.

   The ability of issuers of debt securities, other than those issued or guaranteed by the U.S. Government, held by the Funds to meet their obligations may be affected by economic developments in a specific industry, region, or country.

Note 1. Accounting Policies
   The following is a summary of significant accounting policies followed by the Fund.

   Securities Valuations: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade and NASDAQ national market equity securities are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day.

   Securities, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, shall be valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

   U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service.

   Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of one of the subadvisers, does not represent fair value, shall be valued at fair value as determined under procedures established by the Trustees.

   Quotations of foreign securities in a foreign currency shall be converted to U.S. dollar equivalents at the current rate obtained from a
                                       B-118

                THE PRUDENTIAL            NOTES TO
(LOGO)          INSTITUTIONAL             FINANCIAL STATEMENTS
                FUND                      (UNAUDITED)

recognized bank or dealer. Forward currency exchange contracts shall be valued at the current cost of covering or offsetting such contracts.

   Securities held by the Money Market Fund are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities held by the other Funds which mature in more than 60 days are valued at current market quotations and those which mature in 60 days or less are valued at amortized cost. In the event that a Subadviser determines that amortized cost does not represent fair value for certain short-term securities with remaining maturities of 60 days or less, such securities will be valued at market value.

   In connection with transactions in repurchase agreements, it is the Company's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Company may be delayed or limited.

   Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

   Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin.'' Subsequent payments, known as ``variation margin,'' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

   The Funds invest in financial futures contracts in order to hedge their existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value. Under a variety of circumstances, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realized a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

   Dollar Rolls: The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase somewhat similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars.
                                       B-119

                THE PRUDENTIAL            NOTES TO
(LOGO)          INSTITUTIONAL             FINANCIAL STATEMENTS
                FUND                      (UNAUDITED)

Foreign currency amounts are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange.

   (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

   Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the fiscal period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

   Net realized losses on foreign currency transactions represent net foreign exchange losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/ depreciation on securities and foreign currencies.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   Dividends and Distributions: Dividends and distributions of each Fund are declared in cash and automatically reinvested in additional shares of the Fund. The Income Fund and Money Market Fund will declare dividends of their net investment income and, for the Money Market Fund, net capital gain (loss), daily and distribute such dividends monthly. Each other Fund will declare and distribute a dividend of its net investment income, if any, at least annually. Except for the Money Market Fund, each Fund will declare and distribute its net capital gains, if any, at least annually. Distributions of income dividends and capital gains distributions of each Fund are made on the payment date and reinvested at the per share net asset value as of the record date or such other date as the Board may determine. On the ``ex-dividend'' date, the net asset value per share excludes the dividend (i.e., is reduced by the amount of the distribution).

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

   Taxes: It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

   Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

   Reclassification of Capital Accounts: The Company accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement
                                       B-120

                THE PRUDENTIAL            NOTES TO
(LOGO)          INSTITUTIONAL             FINANCIAL STATEMENTS
                FUND                      (UNAUDITED)

of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies.

   For the six months ended March 31, 1996, the application of this statement affected undistributed net investment income (``UNI'') and accumulated net realized gain (loss) on investments (``G/L'') by the following amounts:

                                             UNI        G/L
                                           --------   -------
Growth Stock Fund                          $(76,006)  $76,006
International Stock Fund                    (63,741)   63,741

   Net investment income, net realized gains and net assets were not affected by this change.

   Deferred Organizational Expenses: Approxi-mately $450,000 of costs were incurred in connection with the organization and initial registration of the Company and have been deferred and are being amortized ratably over the period of benefit not to exceed 60 months from the date each of the Funds' commenced investment operations.

Note 2. Agreements

   The Company has entered into a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential).

   PIFM has entered into subadvisory agreements with The Prudential Investment Corporation (``PIC''), Jennison Associates Capital Corp. (``Jennison'') and Mercator Asset Management, L.P. (``Mercator''). PIC and Jennison are wholly-owned subsidiaries of Prudential. Each subadviser will furnish investment advisory services in connection with the management of the various Funds. Jennison serves as subadviser to the Growth Stock Fund and the Active Balanced Fund. PIC serves as subadviser to the Balanced Fund, the Stock Index Fund, the Income Fund and the Money Market Fund. Mercator serves as subadviser to the International Stock Fund. PIFM will pay for the costs and expenses attributable to the subadvisory agreements and the salaries and expenses of all personnel of the Company except for fees and expenses of unaffiliated Trustees. The Funds will bear all other costs and expenses.

   Each Fund will pay PIFM a fee for its services provided to the Fund. The fees are computed daily and payable monthly at the annual rates specified below of the value of each Funds' average daily net assets:

Fund                                  Management Fee
--------------------------            ---------------
Growth Stock Fund                            .70%
Stock Index Fund                             .40
International Stock Fund                    1.15
Active Balanced Fund                         .70
Balanced Fund                                .70
Income Fund                                  .50
Money Market Fund                            .45

   PIFM has voluntarily agreed to subsidize a portion of the operating expenses of the Funds until September 30, 1996. Such expenses may be recovered by PIFM through December 31, 1996 so long as the total expense ratios do not exceed certain predetermined levels set forth in the Company's prospectus. For the six months ended March 31, 1996, PIFM subsidized the following amounts:

                              Percentage
                              of Average         Amount per
Fund                          Net Assets           Share
---------------------------  -------------   ------------------
Stock Index Fund                   .17%            $ .011
Active Balanced Fund              .002              .0001
Balanced Fund                      .05               .003
Income Fund                        .23               .011
Money Market Fund                  .25               .001

                THE PRUDENTIAL            NOTES TO
(LOGO)          INSTITUTIONAL             FINANCIAL STATEMENTS
                FUND                      (UNAUDITED)

   PIFM also recovered the following amounts of operating expenses it previously subsidized for the six months ended March 31, 1996:

                              Percentage
                              of Average         Amount per
                              Net Assets           Share
                             -------------   ------------------
Growth Stock Fund                 .05%             $ .004
International Stock Fund          .02                .001

   The Company has entered into an administration agreement with Prudential Mutual Fund Management, Inc. (``PMF''), an indirect wholly-owned subsidiary of Prudential. The administration fee paid PMF will be computed daily and payable monthly, at an annual rate of .17% of the Company's daily net assets up to $250 million and .15% of the Company's average daily net assets in excess of $250 million. PMF will furnish to the Company such services as the Company may require in connection with the administration of the Company's business affairs. PMF will also provide certain transfer agent services through its wholly-owned subsidiary, Prudential Mutual Fund Services, Inc. (``PMFS''). For such services, PMFS will be paid .03% of the Company's daily net assets up to $250 million and
 .02% of the Company's average daily net assets in excess of $250 million from the administration fee paid to PMF.

Note 3. Portfolio Securities
   Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 1996 were as follows:

Fund                              Purchases           Sales
----------------------------     ------------      -----------
Growth Stock Fund                $125,001,676      $72,554,977
Stock Index Fund                   47,804,297          948,671
International Stock Fund           28,187,107       11,866,927
Active Balanced Fund               28,778,511       23,901,019
Balanced Fund                      40,800,913       29,694,202
Income Fund                        30,157,486       28,424,962

   On March 31, 1996, the Stock Index Fund purchased 17 financial futures contracts on the S&P 500 Index expiring June, 1996. The cost of such contracts was $5,491,050. The value of such contracts on March 31, 1996 was $5,535,625, thereby resulting in an unrealized gain of $44,575.

   The federal income tax basis and unrealized appreciation/depreciation of the Fund's investments as of March 31, 1996 were as follows:

                                 Net Unrealized
                                  Appreciation/
                                 (Depreciation)
                                 ---------------       Gross Unrealized
Fund                  Basis                       Appreciation  Depreciation
------------------ ------------                   ------------  ------------
Growth Stock Fund  $225,390,343    $63,083,047    $66,420,094    $3,337,047
Stock Index Fund    121,241,374     26,287,220     27,491,663     1,204,443
International
 Stock Fund         142,221,274     21,409,852     25,461,090     4,051,238
Active Balanced
 Fund               128,545,569     13,427,979     13,990,099       562,120
Balanced Fund        90,294,873      9,008,073      9,842,011       833,938
Income Fund          65,076,580       (127,771)       544,801       672,572

   The following Funds elected to treat net losses incurred in the eleven month period ended September 30, 1995 as having occurred in the current fiscal year:

                                 Capital       Currency
                                ----------     --------
Growth Stock Fund                       --     $ 4,000
International Stock Fund        $3,066,000     169,000
Balanced Fund                           --       1,000

   For federal income tax purposes, the following Funds have a capital loss carryforward as of September 30, 1995 which expires in 2003:

Growth Stock Fund               $2,825,300
Income Fund                        723,300

   The average monthly balance of dollar rolls outstanding during the six months ended March 31, 1996 for the Income Fund was approximately $6,397,000. The maximum amount of dollar rolls outstanding at any month-end during the six months ended March 31, 1996 was $6,991,530 as of January 31, 1996 which was 10.8% of total assets. The amount of dollar rolls outstanding at March 31, 1996, was $6,723,720, which was 10.2% of total assets.
                                       B-122

                THE PRUDENTIAL            NOTES TO
(LOGO)          INSTITUTIONAL             FINANCIAL STATEMENTS
                FUND                      (UNAUDITED)

Note 4. Joint Repurchase Agreement Account

   The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At March 31, 1996, the Company had a 4.60% undivided interest, in the aggregate, in the repurchase agreements in the joint account which represented $67,021,000 in principal amount, in the aggregate, as follows:

                                Percentage      Principal
Company                          Interest        Amount
----------------------------    ----------     -----------
Growth Stock Fund                   .28%       $ 4,122,000
Stock Index Fund                    .41          5,929,000
International Stock Fund            .77         11,189,000
Active Balanced Fund               1.64         23,888,000
Balanced Fund                       .71         10,344,000
Income Fund                         .79         11,549,000

   As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:

   Bear, Stearns & Co., Inc., 5.30%, in the principal amount of $387,000,000, repurchase price $387,170,925, due 4/1/96. The value of the collateral including accrued interest was $395,137,122.

   CS First Boston Corp., 5.50%, in the principal amount of $150,000,000, repurchase price $150,068,750, due 4/1/96. The value of the collateral including accrued interest was $153,001,819.

   Goldman Sachs & Co., 5.40%, in the principal amount of $463,000,000, repurchase price $463,208,350, due 4/1/96. The value of the collateral including accrued interest was $472,260,747.

   Nomura Securities, Inc., 5.375%, in the principal amount of $100,000,000, repurchase price $100,044,792, due 4/1/96. The value of the collateral including accrued interest was $102,398,695.

   Smith Barney, Inc., 5.284%, in the principal amount of $355,886,000, repurchase price $356,042,708, due 4/1/96. The value of the collateral including accrued interest was $363,004,234.

Note 5. Capital

   Each Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

   Transactions in shares of beneficial interest during the six months ended March 31, 1996 and the year ended September 30, 1995 were as follows:

Six months ended March 31, 1996:

                                       Shares
                                     Issued in
                                    Reinvestment                 Increase
                         Shares    of Dividends/     Shares      in Shares
Fund                      Sold     Distributions    Redeemed    Outstanding
---------------------- ----------  --------------  -----------  -----------
Growth Stock Fund       8,107,640            --     (4,805,656)  3,301,984
Stock Index Fund        3,893,782       467,712     (1,694,486)  2,667,008
International Stock
 Fund                   3,795,911       116,606     (2,601,769)  1,310,748
Active Balanced Fund    1,438,229       483,285     (1,283,160)    638,354
Balanced Fund           1,748,784       395,938       (784,163)  1,360,559
Income Fund               780,386       162,743       (400,473)    542,656
Money Market Fund      22,399,365     1,541,128    (22,064,387)  1,876,106

Year ended September 30, 1995:

                                       Shares
                                      Issued in
                                    Reinvestment                 Increase
                          Shares    of Dividends/    Shares      in Shares
Fund                       Sold     Distributions   Redeemed    Outstanding
----------------------- ----------  -------------  -----------  -----------
Growth Stock Fund        9,932,496        4,078     (5,248,506)  4,688,068
Stock Index Fund         4,340,797      107,238     (1,725,892)  2,722,143
International Stock
 Fund                    6,497,880      228,737     (4,691,305)  2,035,312
Active Balanced Fund     4,883,689      242,395     (1,856,069)  3,270,015
Balanced Fund            2,303,919      168,832     (1,702,980)    769,771
Income Fund              1,204,925      296,456       (675,384)    825,997
Money Market Fund       55,919,976    2,813,967    (47,010,598) 11,723,345

                THE PRUDENTIAL            NOTES TO
(LOGO)          INSTITUTIONAL             FINANCIAL STATEMENTS
                FUND                      (UNAUDITED)

   Of the shares outstanding at March 31, 1996, PIFM and affiliates owned the following shares:

Fund                                    Shares
--------------------------            ----------
Growth Stock Fund                      5,800,387
Stock Index Fund                       4,642,203
International Stock Fund               5,647,337
Active Balanced Fund                   2,485,468
Balanced Fund                          3,883,087
Income Fund                            2,975,746
Money Market Fund                     28,544,777

Note 6. Proposed Reorganization

   On May 17, 1996, the Trustees of the Fund approved an Agreement and a Plan of Reorganization (the ``Plan of Reorganization'') for the Fund. Under the Plan of Reorganization, substantially all of the assets and liabilities of the Growth Stock Fund, Balanced Fund, Income Fund and Money Market Fund will be transferred at net asset value for equivalent value Class Z shares of Prudential Jennison Fund, Inc., Prudential Allocation Fund (Balanced Portfolio), Prudential Government Income Fund, Inc. and Prudential MoneyMart Assets, Inc., respectively. These Funds will then cease operations. Stock Index Fund and Active Balanced Fund will remain with The Prudential Institutional Fund (to be renamed the Prudential Dryden Fund) as Class Z shares. Active Balanced Fund will begin offering Classes A, B and C shares and Stock Index Fund will offer Class A shares. International Stock Fund will join the Prudential Global Fund as a separate series of a newly named Prudential World Fund. The existing shareholders will become Class Z shareholders and the Fund will also begin offering Classes A, B and C shares. The successor funds will be managed by PMF, PMFS will provide transfer agency services and Prudential Securities Incorporated, a wholly-owned subsidiary of Prudential, will act as distributor.

   The Plan of Reorganization requires the approval of shareholders of the Fund to become effective. A proxy will be mailed to shareholders of the Fund for shareholder meetings in the fall of 1996. If the Plan of Reorganization is approved, it is expected that the reorganizations will take place shortly after the meetings. All funds involved will share pro rata in the costs of the reorganizations.
                                      B-124

                                    APPENDIX

                 S&P RATINGS, MOODY'S AND DUFF & PHELPS RATINGS

S&P CORPORATE BOND RATINGS:

     AAA-Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A-Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C-Bonds rated BB, B, CCC, CC, or C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS:

     Aaa-Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be a greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa-Bonds rate Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba-Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B-Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

     C-Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DUFF & PHELPS BOND RATINGS:

     AAA-Bonds rated AAA by Duff & Phelps are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+, AA, AA-Bonds rated AA, AA or AA- are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A+, A, A-Bonds rate. A+, A or A- have protection factors which are average but adequate; however, risk factors are more variable and greater in periods of economic stress.

     BBB+, BBB, BBB-Bonds rated BBB, BBB or BBB- have below average protection factors but are still considered sufficient for prudent investment. These bonds demonstrate considerable variability in risk during economic cycles.

     BB+, BB, BB-Bonds rated BB+, BB, or BB- are below investment grade but are still deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B+, B B-Bonds rated B+ b, OR b are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC-Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     DD-Bonds rated DD are defaulted debt obligations. The issuer failed to meet scheduled principal and/or interest payments.

S&P COMMERCIAL PAPER RATINGS:

     Commercial paper rate A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

MOODY'S COMMERCIAL PAPER RATINGS:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

DUFF & PHELPS COMMERCIAL PAPER RATINGS:

     Duff & Phelps commercial paper ratings are divided into three categories, ranging from "1" for the highest quality obligations to "3" for the lowest. No ratings are issued for companies whose paper is not deemed investment grade. Issues assigned the Duff 1 rating are considered top grade. This category is further divided into three gradations as follows: Duff 1 plus--highest certainty of timely payment, short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; Duff 1--very high certainty or timely payment liquidity factor are excellent and supported by strong fundamental protection factors, risk factors are minor; Duff 1 minus-high certainty of timely payment, liquidity factors are strong and supported by good fundamental protection factors, risk factors are very small. Issues rated Duff 2 represent a good certainty of timely payment; liquidity factors and company fundamentals are sound; although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good; risk factors are small. Duff 3 represents a satisfactory grade; satisfactory liquidity and other protection factors qualify issue as to investment grade; risk factors are larger and subject to more variation; nevertheless timely payment is expected.

                     APPENDIX I--HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     This chart shows the long-term performance of various asset classes and the rate of inflation.

                               CAMERA READY GRAPH

Source: Prudential Investment Corporation based on data from Ibbotson Associates' EnCORR Software, Chicago, Illinois. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any portfolio.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 to December 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Series or of any sector in which the Series invests.

     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

                                    [Chart]

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS


YEAR                                      '87      '88      '89      '90      '91      '92      '93      '94      '95
----                                     -----    -----    -----    -----    -----    -----    -----    -----    -----
U.S. TREASURY BONDS                       2.0%     7.0%    14.4%     8.5%    15.3%     7.2%    10.7%    -3.4%    18.4%
MORTGAGE SECURITIES                       4.3%     8.7%    15.4%    10.7%    15.7%     7.0%     6.8%    -1.6%    16.8%
U.S. CORPORATE BONDS                      2.6%     9.2%    14.1%     7.1%    18.5%     8.7%    12.2%    -3.9%    22.3%
U.S. HIGH YIELD CORPORATE BONDS           5.0%    12.5%     0.8%    -9.6%    46.2%    15.8%    17.1%    -1.0%    19.2%
WORLD GOVERNMENT BONDS                   35.2%     2.3%    -3.4%    15.3%    16.2%     4.8%    15.1%     6.0%    19.6%
DIFFERENCE BETWEEN HIGHEST AND LOWEST
  RETURN IN PERCENT                      33.2     10.2     18.8     24.9     30.9     11.0     10.3      9.9      5.5


1 LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

2 LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

3 LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

4 LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

5 SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from 1986 through 1995. It does not represent the performance of any Prudential Mutual Fund.

                                    [Chart]

                           HONG KONG            23.8%
                           BELGIUM              20.7%
                           SWEDEN               19.4%
                           NETHERLAND           19.3%
                           SPAIN                17.9%
                           SWITZERLAND          17.1%
                           FRANCE               15.3%
                           U.K.                 15.0%
                           U.S.                 14.8%
                           JAPAN                12.8%
                           AUSTRIA              10.9%
                           GERMANY              10.7%

Source: Morgan Stanley Capital International (MSCI) Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.




This chart shows the growth of a hypothetical $10,000 investment made in the stock representing the S&P 500 stock index with and without reinvested dividends.

                                    [Chart]

             CAPITAL APPRECIATION
               AND REINVESTING
               DIVIDENDS                    $188,208
             CAPITAL APPRECIATION
               ONLY                         $ 66,913

Source: Stocks, Bonds, Bills and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

                                    [Chart]

                          WORLD STOCK MARKET BY REGION
                           World Total: $9.2 trillion

                           CANADA                2.2%
                           EUROPE               28.3%
                           U.S.                 40.8%
                           PACIFIC BASIN        28.7%


Source: Morgan Stanley Capital International, December 1995. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1579 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

     This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1995)

                                     (CHART)

-----------

Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1994. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

     The following chart, although not relevant to share ownership in the Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1975 through December 31, 1995. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stocks (S&P
500), one-third foreign stocks (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.

                                     (CHART)

-------------

*Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

                   APPENDIX II--GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

              APPENDIX III--INFORMATION RELATING TO THE PRUDENTIAL

     Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

     The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

     Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

     Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1996, Institutional Investor ranked Prudential the fifth largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1995. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential's Money Management Group (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.

     Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.(2)

     Healthcare. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

     Financial Services. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

     Prudential Mutual Fund Management is one of the sixteenth largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

     The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

-------------

(1) Prudential Mutual Fund Investment Management, a unit of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and BlackRock Financial Management, Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.

(2)  As of December 31, 1994.

                                     III-1

     Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

     High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase(3). Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

     Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

     Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

     Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

     Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

     Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

     Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

     Trading Data(4). On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets(5). Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities(6).

     Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

-------------

(3) As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

(6)  As of December 31, 1994.

                                     III-2

INFORMATION ABOUT PRUDENTIAL SECURITIES

     Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI(7).

     Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

     In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers(8).

     In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectSM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

     For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

-------------

(7)  As of December 31, 1994.

(8) On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS:

     1. Financial Statements included in the Prospectus constituting Part A of this Registration Statement:

          Financial Highlights.

     2. Financial Statements included in the Statement of Additional Information constituting Part B of this Registration Statement:

          Portfolio of Investments at September 30, 1995 and for the six-months ended March 31, 1996 (unaudited).*

          Statement of Assets and Liabilities at September 30, 1995 and for the six-months ended March 31, 1996 (unaudited).*

          Statement of Operations for the year ended September 30, 1995 and for the six-months ended March 31, 1996 (unaudited).*

          Statements of Changes in Net Assets for the years ended September 30, 1995 and 1994 and for the six-months ended March 31, 1996 (unaudited).*

          Financial Highlights.

          Notes to Financial Statements.

          Independent Auditors' Report.

     (b) EXHIBITS:

          1. (a) Certificate of Trust of the Registrant. Incorporated by reference as Exhibit 1(a) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 30, 1992 (File No. 33-48066).

               (b) First Amendment to Certificate of Trust of the Registrant. Incorporated by reference as Exhibit 1(b) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 30, 1992 (File No. 33-48066).

               (c) Form of Second Amendment to Certificate of Trust of the Registrant.*

               (d) Declaration of Trust of the Registrant. Incorporated by reference as Exhibit 1(c) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 30, 1992 (File No. 33-48066).

               (e) First Amendment to Declaration of Trust of the Registrant. Incorporated by reference as Exhibit 1(d) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 30, 1992 (File No. 33-48066).

               (f) Form of Second Amendment to Declaration of Trust of the Registrant.*

          2. By-Laws of the Registrant as revised and restated October 5, 1992. Incorporated by reference as Exhibit 2 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 30, 1992 (File No. 33-48066).

          3.   Not Applicable.

          4.   Instruments defining rights of shareholders.

          5. (a) Management Agreement between the Registrant and Prudential Institutional Fund Management, Inc. Incorporated by reference as
               Exhibit 5(a) to Post-Effective Amendment No. 2 to the Registration Statement on Form N1-A filed on May 4, 1993 (File No. 33-48066).

               (b) (i) Subadvisory Agreement between Prudential Institutional Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference as Exhibit 5(b)(i) to Post-Effective Amendment No. 2 to the Registration Statement on Form N1-A filed on May 4, 1993 (File No. 33-48066).

               (ii) Cash Management Subadvisory Agreement between Prudential Institutional Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference as Exhibit 5(b)(ii) to Post-Effective Amendment No. 2 to the Registration Statement on Form N1-A filed on May 4, 1993 (File No. 33-48066).

               (c) Subadvisory Agreement between Prudential Institutional Fund Management, Inc. and Jennison Associates Capital Corp. Incorporated by reference as Exhibit 5(c) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on May 4, 1993 (File No. 33-48066).

               (d) Subadvisory Agreement between Prudential Institutional Fund Management, Inc. and Mercator Asset Management, L.P.*

               (e) Form of Management Agreement.*

               (f)(i) Form of Subadvisory Agreement between Prudential Mutual Fund Management LLC and The Prudential Investment Corporation.*

               (ii) Form of Cash Management Agreement between Prudential Mutual Fund Management LLC and The Prudential Investment Corporation.*

               (g) Form of Subadvisory Agreement between Prudential Mutual Fund Management LLC and Jennison Associates Capital Corp.*


          6. (a) Distribution Agreement between the Registrant and Prudential Retirement Services, Inc. Incorporated by reference as Exhibit 6 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on May 4, 1993 (File No. 33-48066).

               (b) Form of Distribution Agreement.*

          7.   Not Applicable.

          8. Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference as Exhibit 8 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on May 4, 1993 (File No. 33-48066).

          9. (a) Amended Administration, Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference as Exhibit 9(a) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A filed via EDGAR on January 19, 1994 (File No. 33-48066).

               (b) Transfer Agency and Service Agreement between Prudential Mutual Fund Management, Inc. and Prudential Mutual Fund Services, Inc. Incorporated by reference as Exhibit 9(b) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on May 4, 1993 (File No. 33-48066).

               (c) Form of Transfer Agency and Service Agreement.*

          10.  (a) Opinion of Arnold & Porter. Incorporated by reference as
               Exhibit 10(a) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 30, 1992 (File No. 33-48066).

               (b) Opinion of Morris, Nichols, Arsht & Tunnell. Incorporated by reference as Exhibit 10(b) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 30, 1992 (File No. 33-48066).

          11.  Consent of Independent Accountants.*

          12.  Not Applicable.

          13. Subscription Agreement between the Registrant and Prudential Institutional Fund Management, Inc. Incorporated by reference as
               Exhibit 13 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 30, 1992 (File No. 33-48066).

          14.  Not Applicable.

          15.  Not Applicable.

          16. Schedule of Computation of Performance Quotations. Incorporated by reference as Exhibit 16 to Post Effective Amendment No. 4 to the Registration Statement on Form N-1A filed via EDGAR on January 30, 1995 (File No. 33-48066).

          27.  Financial Data Schedule*

----------

* Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


     As of September 30, 1996 there were 3654 recordholders of shares of beneficial interest, $.001 par value per share, of the Registrant. Certain of these recordholders may be sponsors of qualified retirement programs.


ITEM 27. INDEMNIFICATION.

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Del. Code Ann. title 12 sec. 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article VII, Section 2 of the Agreement and Declaration of Trust states that (i) the Registrant shall indemnify any present trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer or both, and against any amount incurred in settlement thereof and (ii) all persons extending credit to, contracting with or having any claim against the Registrant shall look only to the assets of the appropriate Series (or if no Series has yet been established, only to the assets of the Registrant). Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively "disabling conduct"). In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 8 of the Distribution Agreement (Exhibit 6) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant intends to purchase an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

     Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreements (Exhibits 5(b-d) to the Registration Statement) limit the liability of Prudential Institutional Fund Management, Inc., The Prudential Investment Corporation ("PIC"), Jennison Associates Capital Corp. ("Jennison") and Mercator Asset Management, L.P. ("Mercator"), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws, Declaration of Trust and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     (a) Prudential Mutual Fund Management, Inc.

     See Management of the Company in the Prospectus constituting Part A of this Registration Statement and Management of the Company in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104, filed on November 13, 1987).

     The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is One Seaport Plaza, New York, NY 10292.


Name and Address           Position with PMF                            Principal Occupations
----------------           -----------------                            ---------------------
Stephen P. Fisher          Senior Vice President     Senior Vice President, PMF; Senior Vice President,
                                                       Prudential Securities; Vice President, Prudential Mutual
                                                       Fund Distributors, Inc. (PMFD)

Frank W. Giordano          Executive Vice            Executive Vice President, General Counsel, Secretary and
                           President, General          Director, PMF and PMFD; Senior Vice President, Prudential
                           Counsel, Secretary and      Securities; Director, Prudential Mutual Fund Services, Inc.
                           Director                    (PMFS)

Robert F. Gunia            Executive Vice            Executive Vice President, Chief Financial and
                           President, Chief            Administrative Officer, Treasurer and Director, PMF; Senior
                           Financial and               Vice President, Prudential Securities; Executive Vice
                           Administrative Officer,     President, Chief Financial Officer, Treasurer and Director,
                           Treasurer and Director      PMFD; Director, PMFS

Theresa A. Hamacher        Director                  Director, PMF; Vice President, Prudential; Director and
Prudential Plaza                                       Chief Executive Officer, Prudential Investment Corporation
Newark, NJ 07102                                       (PIC)

Timothy J. O'Brien         Director                  President, Chief Executive Officer, Chief Operating Officer
Raritan Plaza One                                      and Director, PMFD; Chief Executive Officer and Director,
Edison, NJ 08837                                       PMFS; Director, PMF


Richard A. Redeker         President, Chief          President, Chief Executive Officer and Director, PMF;
                           Executive Officer and       Executive Vice President, Director and Member of Operating
                           Director                    Committee, Prudential Securities; Director, Prudential
                                                       Securities Group, Inc. (PSG); Executive Vice President,
                                                       PIC; Director, PMFD; Director, PMFS*


S. Jane Rose               Senior Vice President,    Senior Vice President, Senior Counsel and Assistant
                           Senior Counsel and          Secretary, PMF; Senior Vice President and Senior Counsel,
                           Assistant Secretary         Prudential Securities

------------


* Mr. Redeker has resigned as President and Chief Executive Officer and Director of PMF effective on or before December 31, 1996. Although he will no longer oversee the operations of PMF on a day-to-day basis, it is anticipated that Mr. Redeker will remain associated with PMF and Prudential.


     (b) The Prudential Investment Corporation (PIC)

     See Management of the Company in the Prospectus constituting Part A of this Registration Statement and Management of the Company in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of PIC's directors and principal executive officers are as set forth below. Except as otherwise indicated, the address of each person is 751 Broad Street, Newark, NJ 07102.


Name and Address             Position with PIC                                 Principal Occupations
----------------             -----------------                                 ---------------------

William M. Bethke            Senior Vice President         Senior Vice President, Prudential; Senior Vice President, PIC

E. Michael Caulfield         Chairman of the Board,        Chief Executive Officer of The Money Management Group of
                             President and Chief             Prudential
                             Executive Officer and
                             Director

Jonathan M. Greene           Senior Vice President and     President--Investment Management of The Money Management
                             Director                        Group of Prudential

Theresa A. Hamacher          Vice President                Vice President, Prudential; Vice President, PIC; Director,
                                                             PMF; President PMFIM;


Richard A. Redeker           Executive Vice President      President, Chief Executive Officer and Director, PMF;
One Seaport Plaza                                            Executive Vice President, Director and Member  of Operating
New York, NY 10292                                           Committee, Prudential Securities; Director, Prudential
                                                             Securities Group, Inc.; Executive Vice President, PIC;
                                                             Director, PMFD; Director, PMFS*

Eric A. Simonson             Vice President and Director   Vice President and Director, PIC; Executive Vice President,
                                                             Prudential

-------------
* Mr. Redeker has resigned as President and Chief Executive Officer and Director of PMF effective on or before December 31, 1996. Although he will no longer oversee the operations of PMF on a day-to-day basis, it is anticipated that Mr. Redeker will remain associated with PMF and Prudential.

     (c) Jennison Associates Capital Corp.

     See Management of the Company in the Prospectus constituting Part A of this Registration Statement and Management of the Company in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to Jennison's directors and principal executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-12484) as most recently amended, the text of which is incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) Prudential Securities Incorporated

     Prudential Securities incorporated is distributor for The BlackRock Government Income Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Government Plus Fund, Inc., The Global Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust (Short-Intermediate Term Series, Money Market Series U.S. Treasury Money Market Series), Prudential High Yield Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Jennison Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Special Money Market Fund, Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility

Fund, Inc., Prudential World Fund, Inc. and The Target Portfolio Trust. Prudential Securities is also a depositor for the following unit investment trusts:

                        The Corporate Investment Trust Fund
                        Prudential Equity Trust Shares
                        National Equity Trust
                        Prudential Unit Trusts
                        Government Securities Equity Trust
                        National Municipal Trust

     (b) Information concerning directors and officers of Prudential Securities Incorporated is set forth below.

                        Positions and                              Positions and
                        Offices with                               Offices  with
  Name(1)               Underwriter                                Registrant
  -------               -------------                              -------------
  Robert Golden ....... Executive Vice President and Director      None
  Alan D. Hogan ....... Executive Vice President and Director      None
  George A. Murray .... Executive Vice President and Director      None
  Leland B. Paton ..... Executive Vice President and Director      None
  One New York Plaza
  New York, NY
  Martin Pfinsgraff ... Executive Vice President, Chief            None
                          Financial Officer and Director
  Vincent T. Pica, II . Executive Vice President and Director      None
  One New York Plaza
  New York, NY
  Richard A. Redeker .. Executive Vice President and Director      None
  Hardwick Simmons .... Chief Executive Officer, President and     None
                          Director
  Lee B. Spencer, Jr. . Executive Vice President, Secretary        None
                          General Counsel, and Director
-----------
  (1) The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey; the Registrant, 751 Broad Street, Newark, New Jersey; Prudential Mutual Fund Management, LLC, One Seaport Plaza, New York, New York; and Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and
(11) and 31a-1(f) will be kept at 751 Broad Street, Newark, New Jersey 07102 and 51 JFK Parkway, Short Hills, New Jersey 07078, for Prudential Stock Index Fund, and 466 Lexington Avenue, New York, New York 10017, for Prudential Active Balanced Fund, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services, Inc.


ITEM 31. MANAGEMENT SERVICES

     Other than as set forth under the caption Management of the Company in the Prospectus and in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS

     The Registrant undertakes to furnish to each person to whom a prospectus is delivered with, a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and the State of New Jersey, on the 10th day of October, 1996.

                                            THE PRUDENTIAL INSTITUTIONAL FUND

                                            By  /s/  MARK R. FETTING
                                                --------------------------------
                                                     Mark R. Fetting, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

            SIGNATURE                       TITLE                          DATE
            ---------                       -----                          ----

/s/ EUGENE S. STARK               Treasurer and Principal       October 10, 1996
-------------------------------   Financial and Accounting
    Eugene S. Stark               Officer

/s/ MARK R. FETTING               President and Trustee         October 10, 1996
-------------------------------
    Mark R. Fetting

/s/ DAVID A. FINLEY               Trustee                       October 10, 1996
-------------------------------
    David A. Finley

/s/ WILLIAM E. FRUHAN, JR.        Trustee                       October 10, 1996
-------------------------------
    Prof. William E. Fruhan, Jr.

/s/ AUGUST G. OLSEN               Trustee                       October 10, 1996
-------------------------------
    August G. Olsen

/s/ HERBERT G. STOLZER            Trustee                       October 10, 1996
-------------------------------
    Herbert G. Stolzer

                                INDEX TO EXHIBITS

Sequentially
Numbered
Exhibit No.                        Description                              Page
------------                       -----------                              ----

1. (a) Certificate of Trust of the Registrant. Incorporated by reference as Exhibit 1(a) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 30, 1992 (File No. 33-48066).

     (b) First Amendment to Certificate of Trust of the Registrant. Incorporated by reference as Exhibit 1(b) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 30, 1992 (File No. 33-48066).

     (c) Form of Second Amendment to Certificate of Trust of the
     Registrant.*

     (d) Declaration of Trust of the Registrant. Incorporated by reference as Exhibit 1(c) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 30, 1992 (File No. 33-48066).

     (e) First Amendment to Declaration of Trust of the Registrant. Incorporated by reference as Exhibit 1(d) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 30, 1992 (File No. 33-48066).


     (f) Form of Second Amendment to Declaration of Trust.*

2. By-Laws of the Registrant as revised and restated October 5, 1992. Incorporated by reference as Exhibit 2 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 30, 1992 (File No. 33-48066).

3.   Not Applicable.

4.   Instruments defining rights of shareholders.

5. (a) Management Agreement between the Registrant and Prudential Institutional Fund Management, Inc. Incorporated by reference as
     Exhibit 5(a) to Post-Effective Amendment No. 2 to the Registration Statement on Form N1-A filed on May 4, 1993 (File No. 33-48066).

     (b) (i) Subadvisory Agreement between Prudential Institutional Fund Management, Inc. and The Prudential Investment Corporation.
     Incorporated by reference as Exhibit 5(b)(i) to Post-Effective Amendment No. 2 to the Registration Statement on Form N1-A filed on May 4, 1993 (File No. 33-48066).

        (ii) Cash Management Subadvisory Agreement between Prudential Institutional Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference as Exhibit 5(b)(ii) to Post-Effective Amendment No. 2 to the Registration Statement on Form N1-A filed on May 4, 1993 (File No. 33-48066).

     (c) Subadvisory Agreement between Prudential Institutional Fund Management, Inc. and Jennison Associates Capital Corp. Incorporated by reference as Exhibit 5(c) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on May 4, 1993 (File No. 33-48066).


     (d) Subadvisory Agreement between Prudential Institutional Fund Management, Inc. and Mercator Asset Management, L.P.


     (e) Form of Management Agreement.*

     (f)(i) Form of Subadvisory Agreement between Prudential Mutual Fund Management, LLC and The Prudential Investment Corporation.*

        (ii) Form of Cash Management Agreement between Prudential Mutual Fund Management, LLC and The Prudential Investment Corporation.*

     (g) Form of Subadvisory Agreement between Prudential Mutual Fund Management, LLC and Jennison Associates Capital Corp.*

6. (a) Distribution Agreement between the Registrant and Prudential Retirement Services, Inc. Incorporated by reference as Exhibit 6 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on May 4, 1993 (File No. 33-48066).

     (b) Form of Distribution Agreement.*

Sequentially
Numbered
Exhibit No.                        Description                              Page
------------                       -----------                              ----

7.    Not Applicable.

8. Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference as Exhibit 8 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on May 4, 1993 (File No. 33-48066).

9. (a) Amended Administration, Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference as Exhibit 9(a) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A filed via EDGAR on January 19, 1994 (File No. 33-48066).

     (b) Transfer Agency and Service Agreement between Prudential Mutual Fund Management, Inc. and Prudential Mutual Fund Services, Inc. Incorporated by reference as Exhibit 9(b) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on May 4, 1993 (File No. 33-48066).

     (c) Form of Transfer Agency and Service Agreement.*

10.  (a) Opinion of Arnold & Porter. Incorporated by reference as
     Exhibit 10(a) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 30, 1992 (File No. 33-48066).

     (b) Opinion of Morris, Nichols, Arsht & Tunnell. Incorporated by reference as Exhibit 10(b) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 30, 1992 (File No. 33-48066).

11.  Consent of Independent Accountants.*

12.  Not Applicable.

13. Subscription Agreement between the Registrant and Prudential Institutional Fund Management, Inc. Incorporated by reference as Exhibit 13 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 30, 1992 (File No. 33-48066).

14.  Not Applicable.

15.  Not Applicable.

16. Schedule of Computation of Performance Quotations. Incorporated by reference as Exhibit 16 to Post Effective Amendment No. 4 to the Registration Statement on Form N-1A filed via EDGAR on January 30, 1995 (File No. 33-48066).

27.  Financial Data Schedule*

----------
* Filed herewith.